AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 13, 2017

File No. 333-47717
File No. 811-09154

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 25

ON FORM N-6

TO REGISTRATION STATEMENT ON FORM S-6 UNDER THE SECURITIES
ACT OF 1933

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940

POST-EFFECTIVE AMENDMENT NO. 80

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
(Exact Name of Registrant)

LINCOLN BENEFIT LIFE COMPANY
(Name of Depositor)
1221 N Street, Suite 200
Lincoln, Nebraska 68508
(Complete Address of Depositor's Principal Office)

ROBYN WYATT
Lincoln Benefit Life Company
1221 N Street, Suite 200
Lincoln, Nebraska 68508
1-888-674-3667
(Name and Complete Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2017, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a) of Rule 485
/ / on --------- pursuant to paragraph (a) of Rule 485

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, pursuant to Section 24 of the Investment Company Act of 1940.

Consultant Variable Universal Life Prospectus

Flexible Premium Variable Universal Life Insurance Policies

Issued by:
Lincoln Benefit Life Company

In connection with:
Lincoln Benefit Life Variable Life Account

Street Address:
1221 N Street, Suite 200
Lincoln, NE 68508

Mailing Address:
P.O. Box 660191
Dallas, TX 75266-0191

Telephone Number: 1-800-865-5237
Fax Number: 1-877-525-2689

This Prospectus describes information you should know before you purchase the Consultant Flexible Premium Variable Universal Life Insurance Policy. Please read it carefully and retain it for your records.
This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy.
Effective September 13, 2004, this product is no longer being offered for sale.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The date of this Prospectus is May 1, 2017

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Page
WHERE YOU CAN FIND MORE INFORMATION	36
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. LINCOLN BENEFIT LIFE COMPANY DOES NOT

AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.
Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 35 of this prospectus.

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Summary
Description of the Policy and Policy Benefits
1. What is a Flexible Premium Variable Universal Life Insurance Policy?
Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a “flexible premium” policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a “variable” policy because the Death Benefit and Policy Value vary according to the investment performance of the Sub-Accounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.
2. What are the Premiums for this Policy?
You have considerable flexibility as to the timing and amount of your Premiums. You have a required first year Premium for your Policy, which is based on your Policy’s Face Amount and the Insured’s age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Safety Net Premium feature (discussed below), you must pay the cumulative Safety Net Premiums due. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. For more information, please see “Purchase of Policy and Premiums” on page 11 and “Federal Taxes” beginning on page 30.
You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not.
If you pay more Premium than permitted under section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see “Federal Taxes - Modified Endowment Contracts” on page 31.
3. What is the Safety Net Premium Feature?
Unless otherwise required by your state, we agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Sub-Accounts, as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the cumulative Safety Net Premium amount shown in your Policy. If the Insured is age 70 or less at the Issue Date, the specified period is the first ten Policy Years. Otherwise, it runs from the Issue Date until the next Policy Anniversary after the Insured’s 80th birthday. In some states, the Safety Net Premium Period is less than ten years as required by law. For additional discussion, see “Purchase of Policy and Premiums - Safety Net Premium” on page 12.
If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the

Issue Date, we will let you know and you will have 61 days to satisfy the shortfall. If you do not, the Safety Net Premium guarantee will end and cannot be reinstated. When the Safety Net Premium is not in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due and, in some states, you have not reached the Maturity Date. For more detail please see “Lapse and Reinstatement” on page 25.
4. How is my Policy Value Determined?
Your Premiums are invested in one or more of the Sub- Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized the charges imposed under the Policy in “Fee Tables” and described them in more detail in “Charges and Deductions” on page 25. For additional discussion of your Policy Value, please see “Policy Value” on page 13.
5. What are the Investment Choices for this Policy?
The Policy currently offers multiple investment options, each of which is a Sub-Account. You may invest in up to twenty-one (21) Sub-Accounts or twenty (20) Sub-Accounts plus the Fixed Account. Each Sub-Account invests in a single Portfolio. See “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 16 for a listing of the Sub-Accounts currently available under the Policy. We also offer a Fixed Account option. You may transfer money among your investment choices, subject to restrictions. Please see “Risks of the Policy” on page 6 and “Transfers - Trading Limitations” on page 15.
6. How are my Premiums Allocated?
Before your Premiums are allocated to the Policy Value, we deduct a Premium Tax Charge of 2.5% of each Premium and a Premium Expense Charge of 3.5% of each Premium for the first ten Policy Years, and 1.5% thereafter. For more detail, see “Charges and Deductions” on page 25. The amount remaining after the deduction of the Premium Tax Charge and the Premium Expense Charge is called the Net Premium.
When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the first page of this Prospectus. See “Purchase of Policy and Premiums - Allocation of Premiums” on page 12.
Generally, we allocate your initial Premiums to the Sub-Accounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your initial Premium to the Sub-Accounts as described in “Purchase of Policy and Premiums - Allocation of Premiums” on page 12. Furthermore, if outstanding requirements prevent us from placing your

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Policy in force, your Premiums are not allocated until you satisfy those requirements.
We generally allocate your other Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting.
7. May I Transfer Policy Value Among the Sub-Accounts and the Fixed Account?
You may transfer Policy Value among the Sub-Accounts and the Fixed Account by writing to or calling us at 1-800-865-5237. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers. See “Transfers” on page 13.
In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see “Transfers - Dollar Cost Averaging” on page 14.
8. What are the Death Benefit Options?
While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Under Option 1, the Death Benefit is equal to the greater of your Policy’s Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy’s Face Amount plus the Policy Value on the Insured’s date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see “Policy Loans” on page 22 and “Death Benefits and Optional Insurance Benefits” on page 21.
9. How is the Death Benefit paid?
While the Policy is in force and when the Insured dies, we pay a Death Benefit to your Beneficiary. You or your Beneficiary may choose to receive the proceeds of the Policy in the form of one sum payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased if, for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.
10. Can I Increase or Decrease my Policy’s Face Amount?
Yes, you have considerable flexibility to increase or decrease your Policy’s Face Amount. You may request an increase and/or a decrease after the first Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $50,000. We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see “Death Benefits and Optional Insurance Benefits - Change to Face Amount” on page 21. In addition, modifying your Policy’s Face Amount might have tax ramifications. For an additional discussion, please see “Federal Taxes” on page 30.
11. Do I have Access to the Value of my Policy?
Yes. You may surrender your policy at any time before the Maturity Date for its Net Surrender Value. Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first fourteen Policy Years and the first fourteen years following an increase to the Face Amount. For more information concerning the calculation of surrender charges, see “Charges and Deductions - Surrender Charge” on page 27.
You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $500. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $50,000. For more detail, see “Surrenders and Withdrawals” on page 23.
Surrenders and withdrawals may have tax consequences. For an additional discussion, please see “Risks of the Policy” on page 6 and “Federal Taxes - Taxation of Policy Benefits” on page 30.
12. May I Take out a Policy Loan?
You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value. Other restrictions may apply if your Policy is issued in connection with a Qualified Plan. For more detail, see “Policy Loans” on page 22. For a discussion regarding the possible tax consequences of loans, see “Federal Taxes” on page 30.
13. Can I Exchange my Policy?
During the first 24 months after your Policy is issued, or the first two years after an increase in the Face Amount, if your Policy remains in force, you may exchange or amend your Policy to convert it to a non-variable universal life insurance policy without submitting proof of insurability. We will accomplish the conversion by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. Charges under the amended Policy will be based on the same risk classification as the Policy. We will not charge you for this conversion.
14. Can I Cancel my Policy?
You may cancel your Policy by returning it to us within 10 days after you receive it, or after whatever longer period may be permitted by the laws of the state in which you reside. We refund the Policy Value as of the date we receive your returned Policy, plus any charges previously deducted, unless your state requires a refund of Premium. Your Policy contains specific

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information about your free-look rights in your state. For more information, see “Cancellation and Conversion Rights - Free-Look Period,” on page 25.
Risks of the Policy
1. Is my Policy Value Guaranteed?
Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Safety Net Premium feature. The value of your Policy fluctuates with the performance of the investment options you choose. Your investment options may not perform to your expectations. Your Policy Values in the Sub-Accounts may rise or fall depending on the performance of the Portfolios in which the Sub-Accounts invest and the charges under your Policy. For more detail, please see “The Portfolios and Associated Risks” on page 7 and “Investment and Fixed Account Options” on page 16. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.
2. Is this Policy Suitable for Short-Term Savings?
No, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.
3. Can my Policy Lapse?
Your Policy could terminate if the value of your Policy becomes too low to support the Policy’s monthly charges and the Safety Net Premium feature is not in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. See “Lapse and Reinstatement” on page 25. If you have any outstanding Policy Loans when your Policy lapses, you may have taxable income as a result. See “Federal Taxes” on page 30.
4. Are There Risks Involved with Specialized Uses of the Policy?
Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See “Federal Taxes” on page 30.
5. What are the Limitations on Withdrawal?
After the first Policy Year, withdrawals are permitted. As noted above, the minimum withdrawal amount permitted is $500,

and maximum partial withdrawal amount may not reduce the Face Amount below $50,000. While the surrender charge does not apply to partial withdrawals, we impose a $10 service fee per withdrawal. Please note that withdrawals reduce your Policy’s Death Benefit. See “Partial Withdrawals” on page 23. In addition, withdrawals may have tax consequences. See “Federal Taxes” on page 30.
6. What are the Limitations on Transfer?
We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $10 in certain circumstances. We reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See “Transfers - Trading Limitations” on page 15.
7. What are the Limitations or Charges on Surrender of the Policy?
You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in “Charges and Deductions - Surrender Charge” on page 27. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy Value. In addition, the surrender of your Policy may have tax consequences. See “Federal Taxes” on page 30.
8. What are the Risks of Taking a Policy Loan?
Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy Loan may have tax consequences. See “Federal Taxes - Modified Endowment Contracts” on page 31.
9. What are the Tax Consequences of Buying this Policy?
Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.
Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment

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contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59½. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see “Federal Taxes” on page 30.
The death benefit of life insurance policies that were transferred for value may be subject to ordinary income taxes. Estate taxes may apply. Consult your tax advisor for additional information.
The Portfolios And Associated Risks
1. What is a Portfolio?
Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”) or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one

Portfolio generally have no effect on the investment performance of any other. Under the Policy, the Sub-Accounts currently invest in the Portfolios set forth in this Prospectus. Some of the Sub-Accounts described in this Prospectus may not be available under your Policy. For an additional discussion of the Portfolios, please see “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 16.
2. What are the Risks of the Portfolios?
We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio’s investment policies and a comprehensive statement of each Portfolio’s risks may be found in its Prospectus. For additional information, please see “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 16.
3. How can I Learn More about the Portfolios?
You should read the Portfolios’ current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios’ Prospectuses before allocating amounts to the Sub-Accounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.

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Fee Tables
The following tables describe the fees and expenses that you pay when buying, owning and surrendering the Policy. The first table describes the maximum fees and expenses that you pay at the time that you buy or surrender the Policy or transfer cash value between investment options.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
Premium Tax Charge	When you pay a Premium.	2.5% of the Premium amount.
Premium Expense Charge	When you pay a Premium.	Policy Years 1-10: 3.5% of the Premium amount. Policy Years 11+: 1.5% of the Premium amount.
Surrender Charge (per $1000 of Face Amount) (1)	When you surrender your Policy during the first 14 Policy Years.
Minimum and Maximum Initial Surrender Charge:		Minimum: $4.72 per $1000. Maximum: $54.01 per $1000
Initial Surrender Charge for 40 year old male nonsmoker, $150,000 Face Amount		$19.50 per $1000.
Transfer Fee (2)	Each transfer after the first in each calendar month.	$10.00 maximum; $0 current
Partial Withdrawal Service Fee	When you make a withdrawal.	$10.00 per withdrawal
Net Loan Interest Rate (3)(4)	When you have a Policy Loan	Net Interest Rate on Standard Loans 2% Net Interest Rate on Preferred Loans 0%

1)
The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Insured’s age at issue, sex and status as a smoker. An additional surrender charge applies to Face Amount increases. The surrender charge shown in the table above may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

2)	Currently, we are waiving this fee.

3)
The net loan interest rate represents the difference between the interest rate we charge on the loan and the interest rate that is credited to the loan amount once it is moved to the Loan Account. We are currently crediting 4% to the amount allocated to the Loan Account. For more information, see “Policy Loans” on page 22.

4)	Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.

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The table below describes the fees and expenses that you pay periodically during the time that you own the Policy, not including the Portfolio fees and expenses. Each of these fees is calculated monthly and deducted from your Policy Value as part of the Monthly Deduction.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charge (per $1000 Net Amount at Risk) (1)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum: $0.06 per $1000. Maximum: $83.33 per $1000.	Current: Minimum: $0.02 per $1000. Maximum: $33.68 per $1000
Minimum & Maximum COI Charge for a 40 year old Male nonsmoker, $150,000 Face Amount		Guaranteed: Minimum: $0.20 per $1000. Maximum: $83.33 per $1000.	Current: Minimum: $0.1225 per $1000. Maximum: $22.06 per $1000.
Policy Fee	Monthly	$7.50
Mortality and Expense Risk Charge (as a percentage of total monthly Subaccount Value) (2)	Monthly	Guaranteed Annual Rate: Policy Years 1-14: 0.72% Policy Years 15+: 0.48%	Current Annual Rate: Policy Years 1-14: 0.72% Policy Years 15+: 0.36%

(1)
The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of the Insured. The cost of insurance increases as the insured ages. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured’s circumstances at the time of the increase. For more information about the calculation of the cost of insurance charges, see “Charges and Deductions” on page 25.

The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2)	The monthly mortality and expense risk charge is 0.06% for the first 14 Policy Years and is currently 0.03%, guaranteed not to exceed 0.04%, thereafter.
We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if in our sole discretion we determine that we will incur a tax from the operation of the Separate Account.

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OPTIONAL BENEFIT CHARGES
The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction. All riders may not be currently available, and also are subject to state availability. You may not be eligible for all optional Riders shown below. The benefits provided under each rider are summarized in “Optional Insurance Benefits” beginning on page 21 below:

Optional Benefit	When Charge is Deducted	Amount Deducted
Children’s Level Term Rider (per $5,000 unit of coverage	Monthly	$2.50 per unit
Accidental Death Benefit Rider (per $1,000 of benefit amount) (1)	Monthly
Minimum and Maximum COI Charge:		Minimum COI: $0.08 per $1,000 Maximum COI: $0.13 per $1,000
COI Charge for a 40 year old Male nonsmoker, $150,000 Face Amount		COI: $0.10 per $1,000
Continuation of Premium Rider (per $100 of benefit amount) (2)	Monthly
Minimum and Maximum COI Charge:		Minimum COI: $0.23 per $100 Maximum COI: $1.54 per $100
COI Charge for a 40 year old Male nonsmoker, $150,000 Face Amount		COI: $0.41 per $100
Additional Insured Rider (per $1000 of benefit amount) (3)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum COI: $0.06 per $1,000 Maximum COI: $83.33 per $1,000 Current: Minimum COI: $0.02 per $1,000 Maximum COI: $33.68 per $1,000
Minimum & Maximum COI Charge for a 40 year old Male nonsmoker, $150,000 Face Amount		Guaranteed: Minimum COI: $0.2 per $1,000 Maximum COI: $83.33 per $1,000 Current: Minimum COI: $0.1 per $1,000 Maximum COI: $22.06 per $1,000
Primary Insured Term Insurance Benefit Rider (4) (per $1,000 of benefit amount)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum COI: $0.06 per $1,000 Maximum COI: $83.33 per $1,000 Current: Minimum COI: $0.02 per $1,000 Maximum COI: $25.26 per $1,000
Minimum & Maximum COI Charge for a 40 year old Male nonsmoker, $150,000 Face Amount		Guaranteed: Minimum COI: $0.2 per $1,000 Maximum COI: $83.33 per $1,000 Current: Minimum COI: $0.05 per $1,000 Maximum COI: $17.03 per $1,000
Accelerated Death Benefit Rider, Terminal Illness (5)	N/A	N/A

1)
The applicable charge depends on the Insured’s age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

2)
The applicable charge depends on the Insured’s sex and age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

3)
The applicable charge depends on the Additional Insured’s age, sex and underwriting status when the Rider is added to your Policy. This Rider no longer may be added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

4)
The applicable charge depends on the Insured’s age at issue, sex and underwriting status. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

5)	There is no additional cost for these Riders. The Accelerated Death Benefit Rider, Terminal Illness may be added to your Policy at any time.

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The table below shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. Advisors and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios’ expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio’s fees and expenses appears in the prospectus for each Portfolio.
Portfolio Total Annual Operating Expenses

	Minimum	Maximum
Total Annual Operating Expenses (1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	1.28%

(1)	Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2016.

Purchase of Policy and Premiums
Application for a Policy. You may apply to purchase a Policy by submitting a written application to us at our home office. We generally do not issue Policies to insure people who are older than age 80. The minimum Face Amount for a Policy is $100,000. Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law. We have described some of the variations from the information appearing in this Prospectus due to individual state requirements in the Statement of Additional Information or in endorsements to the Policy, as appropriate.
In certain states, the Policy may be offered as a group policy with individual ownership represented by Certificates. The discussion of Policies in this Prospectus applies equally to Certificates under group Policies unless the context specifies otherwise.
We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your Policy in force, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date, (ii) the date that we receive your first Premium, or (iii) the date that all requirements have been met.
If you pay a Premium with your application and your requested Face Amount is less than $500,000, we provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application but only if you are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines Monthly Deduction Days, Policy months, and Policy Years.
Premium Payments. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. We send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a Monthly Automatic Payment.
After the first Policy Year, you may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in “Federal Taxes” beginning on page 30. Premiums must be sent to us at our address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.
Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic Premium when you purchase your Policy. Your Policy will not lapse because you did not pay a planned periodic Premium.
Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required Safety Net Premium amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the “Safety Net Premium” discussion just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid. Paying planned periodic Premiums can also help to keep your Policy in force if your planned Premium payments are at least as great as the Safety Net Premium amount.
Premium Limits. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code. Accordingly, we will not accept

11 PROSPECTUS

any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.
Paying too much Premium also could cause your Policy to be treated as a “modified endowment contract” for federal income tax purposes. See “Modified Endowment Contracts” at page 31 below for more information.
Safety Net Premium. The Safety Net Premium feature can enable you to keep your Policy (including any riders) in force during a specified period regardless of changes in the Policy Value. If the Insured is age 70 or under at the Issue Date, the specified period is the first ten Policy Years. Otherwise, the specified period runs until the Policy Anniversary after the Insured’s 80th birthday. In some states, the Safety Net Premium period of ten years is not permitted by law. Please check with your local representative on the Safety Net period approved in your state.
Ordinarily, your Policy enters the Grace Period and may lapse if the Net Surrender Value is not sufficient to pay a Monthly Deduction when it is due. For additional discussion of lapse, please see “Lapse and Reinstatement” on page 25. Under the Safety Net Premium feature, however, we guarantee that, regardless of declines in your Policy Value, your Policy will not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Loans, are greater than the monthly Safety Net Premium amount times the number of months since the Issue Date.
During the first Policy Year, the Safety Net Premium amount equals the required Premium. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount.
If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the Issue Date, we will let you know and you will have 61 days to satisfy the shortfall. If you do not, the Safety Net Premium guarantee will end. Once the Safety Net Premium guarantee terminates, you cannot reinstate it and your Policy stays in force only as long as the Net Surrender Value is sufficient to pay the Monthly Deductions. For more detail about the circumstances in which the Policy will lapse, see “Lapse and Reinstatement” on page 25.
Modified Endowment Contracts. Under certain circumstances, a Policy could be classified as a “modified endowment contract,” which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in “Federal Taxes - Modified Endowment Contracts.”
Your Policy could be a Modified Endowment Contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy become a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.
Your policy will be a Modified Endowment Contract if it is issued in exchange for a modified endowment contract issued by another insurer. Your policy will not be a modified endowment contract if it is issued in exchange for a non-modified endowment contract in a transaction that qualifies under Section 1035 of the Tax Code. However, paying additional premium into such a policy could cause it to become a modified endowment contract. For more information, please consult your tax advisor, and see “Replacement of Modified Endowment Contracts” in the SAI.
Allocation of Premiums. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages until you give us new allocation instructions.
Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may add or delete among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may waive this limit.
We allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account on the date we receive it at the Home Office. If there are outstanding requirements when we issue the Policy, which prevent us from placing your Policy in force, your Premiums are not allocated until all requirements are satisfied. We do not credit earnings or interest before the Issue Date.
In some states, we are required to return at least your Premium if you cancel your Policy during the “free-look” period. In those states, currently, we allocate any Premium received before the end of the free-look period as described above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected or to the Fixed Account until after the “free-look” period; in the interim, we allocate your Premiums to the Fixed Account. For more information, please see “Cancellation and Conversion Rights” on page 25.

12 PROSPECTUS

Policy Value
General. Your Policy Value is the sum of the value of your Accumulation Units in the Sub-Accounts you have chosen, plus the value of your interest in the Fixed Account, plus your Loan Account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.
On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Sub-Account in the Statement of Additional Information.
We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date and we are open for business. Otherwise, we make that determination on the next succeeding day that is a Valuation Date and a date on which we are open for business. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in “Allocation of Premiums” above.
Accumulation Units. We determine the number of Accumulation Units in each Sub-Account to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account’s Accumulation Unit Value on the Valuation Date when the allocation occurs.
Accumulation Unit Value. The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.
The Net Investment Factor for each Sub-Account is (1) divided by (2), where:

1)
equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable); and

2)	is the net asset value per share of the Portfolio held in the Sub-Account at the end of the previous Valuation Period.
Please refer to the Prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value.
Written Requests and Forms in Good Order.
Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.
Postponement of Payments. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit Proceeds, in the following circumstances: (i) whenever the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account’s investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.
In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days, we add interest at our current rate from the time you asked for the Surrender Value in accordance with applicable state law.

Transfers
General. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount, except in states where a minimum transfer amount is required by law. We may set a minimum transfer amount in the future. In the future, we may charge you the transfer fee described on page 28, although currently we are waiving it.

You currently may not have Policy Value in more than twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit. We may waive this limit in the future.
Generally, we only make transfers on days when the NYSE is open for business. See “Policy Value” on page 13. If we receive your request on a day when the NYSE is not open for business,

13 PROSPECTUS

or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE is open.
Special requirements apply to transfers from the Fixed Account. You may transfer one sum from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date or each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.
The maximum amount which may be transferred as one sum or as Portfolio Rebalancing transfers from the Fixed Account during a Policy Year usually is: (i) 30% of the Fixed Account balance on the most recent Policy Anniversary; or (ii) the largest total amount transferred from the Fixed Account in any prior Policy Year. You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.
This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts. In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.
In addition, you may transfer 100% of the Fixed Account balance in one sum to the Sub-Account(s) if on any Policy Anniversary the interest rate on the Fixed Account is lower than it was on the Policy Anniversary one year previously or if on the first Policy Anniversary that interest rate is lower than it was on the Issue Date. We notify you by mail if this occurs. You may request a transfer for 60 days following the date we mail notification to you. The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.
Transfers Authorized by Telephone. You may make transfers by telephone. Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.
We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we request identifying information from persons purporting to authorize transfers. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.
Dollar Cost Averaging. Under our automatic Dollar Cost Averaging program, while the Policy is in force you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing to up to twenty-one options, including other Sub-Accounts or the Fixed Account. The interval between transfers may be monthly, quarterly or annually, at your option. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after your Issue Date. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see “Transfers - General” on page 13 for a discussion of these restrictions.
The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.
Portfolio Rebalancing. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account’s investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums, back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your desired allocation among the investment options.
You may choose to have rebalances made monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for Portfolio Rebalancing. No more than twenty-one (21) Sub-Accounts, or twenty (20) Sub-Accounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total

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amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.
You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of this Prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one interval after the Issue Date. Otherwise, your first rebalancing occurs one interval after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.
Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.
If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.
Market Timing & Excessive Trading The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Policy Value. Our policy is not to accept knowingly any premium intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.
We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Sub-Account may experience the adverse effects of market timing and excessive trading described above.
Trading Limitations. We reserve the right to limit transfers among the investment alternatives in any Policy Year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

•
we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or

•
we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

•	the total dollar amount being transferred, both in the aggregate and in the transfer request;

•
the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Sub-Account in a short period of time can constitute market timing);

•
whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Sub-Accounts);

•	whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

•	the investment objectives and/or size of the Sub-Account’s underlying Portfolio.

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We seek to uniformly apply these trading limitations to all trades, including those that occur through omnibus accounts at intermediaries. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Policy Owner from making future additions or transfers into the impacted Sub-Account(s) or will restrict that Policy Owner from making future additions or transfers into the class of Sub-Account(s) if the Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Sub-Accounts).
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
Agreements to Share Information with Funds.
Under the Investment Company Act of 1940, Lincoln Benefit Life Company (“Lincoln Benefit”) has entered into information sharing agreements with each of the fund companies whose funds are offered under the Policy. Policy Owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and Lincoln Benefit’s trading policy. Under these agreements, Lincoln Benefit is required to share information regarding Policy Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Policy Owner transactions, this information may include personal Policy Owner information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund company may direct us to restrict a Policy Owner’s transactions if the fund determines that the Policy Owner has violated the fund's frequent trading policies. This could include the fund directing us to reject any allocations of premium or Policy value to the fund.
Short Term Trading Fees. The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity and/or holding periods that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Policy Owner(s) responsible for the short-term transfer activity generating the fee.
We will administer and collect redemption fees and forward these fees to the Portfolio. Please consult the Portfolio’s prospectus for more complete information regarding the fees and charges associated with each Portfolio.

Investment and Fixed Account Options
The Sub-Accounts and the Portfolios. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.
Each Portfolio is either an open-end management investment company registered under the 1940 Act or a separate investment series of an open-end management investment company.
Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.
We have briefly described the Portfolios below. The Sub-Accounts investing in certain Portfolios may not be available in all states. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. We will mail to you a prospectus for each Portfolio related the Sub-Accounts to which you allocate your premium.
You should carefully consider the investment objectives, risks, charges and expenses of the investment alternatives when making an allocation to the Sub-Accounts. To obtain any or all of the underlying Portfolio prospectuses, please contact us at 1-800-865-5237.

16 PROSPECTUS

Sub-Account	Each Sub-Account Seeks	Investment Advisor
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco V.I. American Value Fund - Series I	Above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund - Series II	Long-term growth of capital and income.
Invesco V.I. Mid Cap Growth Fund - Series II	To seek capital growth.
Invesco V.I. Value Opportunities Fund - Series I	Long-term growth of capital.
THE ALGER PORTFOLIOS
Alger Capital Appreciation Portfolio - Class I-2	Long-term capital appreciation.	Fred Alger Management, Inc.
Alger Growth & Income Portfolio - Class I-2	Capital appreciation and current income.
Alger Large Cap Growth Portfolio - Class I-2	Long-term capital appreciation.
Alger Mid Cap Growth Portfolio - Class I-2	Long-term capital appreciation.
Alger Small Cap Growth Portfolio - Class I-2	Long-term capital appreciation.
DEUTSCHE VARIABLE SERIES I
Deutsche Bond VIP - Class A	To maximize total return consistent with preservation of capital and prudent investment management.	Deutsche Investment Management Americas Inc.
Deutsche Core Equity VIP - Class A	Long-term growth of capital, current income and growth of income.
Deutsche CROCI® International VIP - Class A	Long-term growth of capital.
Deutsche Global Small Cap VIP - Class A	Above-average capital appreciation over the long term.
DEUTSCHE VARIABLE SERIES II
Deutsche Global Income Builder VIP - Class A	To maximize income while maintaining prospects for capital appreciation.	Deutsche Investment Management Americas Inc.
FEDERATED INSURANCE SERIES
Federated Managed Volatility Fund II	High current income and moderate capital appreciation.	Federated Global Investment Management Corp. Federated Investment Management Company Federated Equity Management Company of Pennsylvania
Federated Fund for U.S. Government Securities II	Current income.	Federated Investment Management Company
Federated High Income Bond Fund II	High current income.
FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity® VIP Asset Manager Portfolio - Initial Class	To obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.	Fidelity Management & Research Company (FMR)
Fidelity® VIP Contrafund® Portfolio - Initial Class	Long-term capital appreciation.
Fidelity® VIP Equity-Income Portfolio - Initial Class
Reasonable Income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Government Money Market Portfolio - Initial Class	As high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity® VIP Growth Portfolio - Initial Class	To achieve capital appreciation.
Fidelity® VIP Index 500 Portfolio - Initial Class	Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
Fidelity® VIP Overseas Portfolio - Initial Class	Long-term growth of capital.
ALPS VARIABLE INVESTMENT TRUST (1)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	Capital appreciation.	ALPS Advisors, Inc.
Morningstar Balanced ETF Asset Allocation Portfolio Class I	Capital appreciation and some current income.
Morningstar Conservative ETF Asset Allocation Portfolio Class I	Current income and preservation of capital.
Morningstar Growth ETF Asset Allocation Portfolio Class I	Capital appreciation.
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	Current income and capital appreciation.

17 PROSPECTUS

Sub-Account	Each Sub-Account Seeks	Investment Advisor
JANUS ASPEN SERIES
Janus Henderson Balanced Portfolio - Institutional Shares (2)	Long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Enterprise Portfolio - Institutional Shares (2)	Long-term growth of capital.
Janus Henderson Flexible Bond Portfolio - Institutional Shares (2)	Maximum total return, consistent with preservation of capital.
Janus Henderson Global Research Portfolio - Institutional Shares (2)	Long-term growth of capital.
Janus Henderson Research Portfolio - Institutional Shares (2)	Long-term growth of capital.
Janus Henderson Overseas Portfolio - Service Shares (3)	Long-term growth of capital.
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
ClearBridge Variable Large Cap Value Portfolio - Class I	Long-term growth of capital with current income as a secondary objective.	Legg Mason Partners Fund Advisor, LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Growth Series - Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation.
MFS® New Discovery Series - Initial Class	Seeks capital appreciation.
MFS® Research Series - Initial Class	Seeks capital appreciation.
MFS® Total Return Series - Initial Class	Seeks total return.
OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Main Street Small Cap Fund®/VA - Service Shares	Capital appreciation.	OppenheimerFunds, Inc.
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) - Administrative Shares	Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio - Administrative Shares	Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
PUTNAM VARIABLE TRUST
Putnam VT International Value Fund - Class IB	Capital growth. Current income is a secondary objective.	Putnam Investment Management, LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio - I	A high level of dividend income and long-term capital growth primarily through investment in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price Mid-Cap Growth Portfolio - I (4)	The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.
T. Rowe Price New America Growth Portfolio - I	The fund seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio - I	The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	T. Rowe Price International, Inc.
WELLS FARGO VARIABLE TRUST FUNDS
Wells Fargo VT Discovery Fund	Long-term capital appreciation.	Wells Fargo Funds Management, LLC
Wells Fargo VT Opportunity FundSM	Long-term capital appreciation.

(1)
The Morningstar ETF Allocation Series Portfolios invest in underlying ETFs and will indirectly bear their proportionate share of any fees and expenses payable directly by the underlying ETFs. As a result, the Portfolios may incur higher expenses, many of which may be duplicative.

(2)
Effective June 2, 2017, the Janus Aspen Series Balanced Portfolio - Institutional Shares, Janus Aspen Series Enterprise Portfolio - Institutional Shares, Janus Aspen Series Flexible Bond Portfolio - Institutional Shares, Janus Aspen Series Global Research Portfolio - Institutional Shares, and Janus Aspen Series Research Portfolio Institutional Shares changed their names to the Janus Henderson Balanced Portfolio - Institutional Shares, Janus Henderson Enterprise Portfolio - Institutional Shares, Janus Henderson Flexible Bond Portfolio - Institutional Shares, Janus Henderson Global Research Portfolio - Institutional Shares, and Janus Henderson Research Portfolio - Institutional Shares, respectively.

(3)	Effective June 2, 2017, the Janus Aspen Series Overseas Portfolio - Service Shares changed its name to the Janus Henderson Overseas Portfolio - Service Shares, respectively.

(4)
Effective May 1, 2004, the T. Rowe Price Mid-Cap Growth Portfolio - I is no longer available for new investments. If you are currently invested in the T. Rowe Price Mid-Cap Growth Portfolio - I you may continue your investment. If you are currently enrolled in one of our automatic transaction programs, such as Portfolio Rebalancing or Dollar Cost Averaging, we will continue to effect automatic transactions to the portfolio

18 PROSPECTUS

in accordance with that program. In addition, if your current premium allocation instructions include the Portfolio, we will continue to allocate your premiums to the Portfolio.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
Some of the Portfolios have been established by investment advisors, which manage retail mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after retail mutual funds, you should understand that the Portfolios are not otherwise directly related to any retail mutual fund. Consequently, the investment performance of retail mutual funds and any similarly named Portfolio may differ substantially.
Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contacts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio’s Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.
Voting Rights. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.
In most cases, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.
If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. While proportional voting guarantees all outstanding shares of a Portfolio are voted, it can lead to a small number of shareholders determining the outcome of a proxy.
We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.
In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment advisor of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual financial report to you.
This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.
Additions, Deletions and Substitutions of Securities.
If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our management, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or underlying fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the 1940 Act.
We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

•	to operate the Separate Account in any form permitted by law;

•	to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;

•	to transfer assets from one Sub-Account to another, or to our general account;

•	to add, combine, or remove Sub-Accounts in the Separate Account;

•	to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes, as described in “Charges and Deductions”; and

•
to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

If we take any of these actions, we will comply with the then applicable legal requirements.

19 PROSPECTUS

The Fixed Account. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.
You may allocate part or all of your Premiums to the Fixed Account in states where it is available. Amounts allocated to the Fixed Account become part of the general assets of Lincoln Benefit. Lincoln Benefit invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.
We credit interest to amounts allocated to the Fixed Account at an effective annual rate of at least 4%. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 4%.

Death Benefits and Optional Insurance Benefits
Death Benefits. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in “Settlement Options,” we pay the Death Benefit proceeds in one sum or under an optional payment plan.
The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit. Please see “Optional Insurance Benefits” beginning on page 21. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.
Death Benefit Options. You may choose one of two Death Benefit Options:
Option 1: the Death Benefit is the greater of: (a) the Face Amount of the Policy; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.
Option 2: the Death Benefit is the greater of: (a) the Face Amount plus the Policy Value; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.
Your Policy has a minimum Death Benefit. While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 101% at age 94 or above.
Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.
Example of Applicable Corridor Percentage. The corridor percentages are set so as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $60,000 and the Policy Value increased to $68,000 and then decreased to $54,000, the changes in Policy Value would have the following effects on the Death Benefit:

EXAMPLES	A	B
Face Amount	$150,000	$150,000
Death Benefit Option	1	1
Insured’s Attained Age	40	40
Policy Value on Date of Death	$68,000	$54,000
Applicable Corridor Percentage	250%	250%
Death Benefit	$170,000	$150,000
In Example A, the Death Benefit equals $170,000, i.e., the greater of $100,000 (the Face Amount) and $170,000 (the Policy Value at the Date of Death of $68,000, multiplied by the

20 PROSPECTUS

corridor percentage of 250%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.
In Example B, the Death Benefit is $150,000, i.e., the greater of $150,000 (the Face Amount) or $135,000 (the Policy Value of $54,000 multiplied by the corridor percentage of 250%).
Change to Death Benefit Option. After the first Policy Year, you may change the Death Benefit option by writing to us at the address given on the front cover of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Deduction Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a change in Death Benefit options. In addition, changes to the death benefit option may have tax consequences. See "Federal Taxes - Modified Endowment Contracts" on page 31.
You may not change the Death Benefit option under your Policy if afterward the Face Amount remaining in force would be less than $50,000.
Change to Face Amount. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Deduction Day after we approve the request. We do not permit a Face Amount change if the policy is in the Grace Period.
If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $50,000. A decrease in the Face Amount affects the Safety Net Premium.
To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured’s 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.
You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in “Surrender Charge” on page 27 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy’s Face Amount may have tax ramifications. For additional information, please see “Federal Taxes” on page 30.
Optional Insurance Benefits. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a Rider may also increase the Safety Net Premium amount for your Policy. The riders we currently offer are described below. All of these riders may be added to your Policy at any time except the Primary Insured Rider, and the Additional Insured Rider which are only available at Policy issue. In our discretion, we may offer additional riders or stop offering a rider.

•	Children’s Level Term Rider.
This rider provides for level term insurance on the Insured’s children, as defined in the rider. We provide coverage until the earlier of the child’s 25th birthday or the Insured’s age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 25. The rider may be exchanged for a new term policy on the earlier of each child’s 25th birthday, or the Insured’s age 65. We do not require evidence of insurability to exchange the rider.

•	Accidental Death Benefit Rider.
Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured’s 70th birthday; or (3) you ask to end the rider.

•	Continuation of Premium Rider.
Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

•	Additional Insured Term Rider.
This rider provides life insurance coverage on an Additional Insured. We pay the Face Amount of the rider to the named Beneficiary when we receive due proof that the Additional Insured died while the rider was in force. You may renew the coverage until the Additional Insured reaches age 99. Until the Additional Insured’s 75th birthday, you may exchange the rider for a new Policy on the Additional Insured’s life, subject to certain conditions as defined in the rider. We do not require evidence of insurability to exchange the rider.

•	Primary Insured Term Rider.
This rider provides additional term life insurance coverage on the Primary Insured. You may renew this coverage until the Insured reaches age 99. Until the Insured reaches age 75, you may exchange the rider for a new Policy. In addition, after the first Policy Year and until the Insured reaches age 75, you may convert the rider to the base Policy. We do not require evidence of insurability to exchange or convert the Policy. If you

21 PROSPECTUS

purchase this rider, your surrender charge is less than if you purchased a single Policy with the same Face Amount as the total coverage of your Policy and Primary Insured Term Rider. In addition, at least initially your total insurance charges are lower for a Policy/Primary Insured Term Rider combination, although they may be higher if your Policy Value increases and the net amount at risk under your Policy decreases sufficiently.
Commissions payable to sales representatives on the sale of Policies with a Primary Insured Term Rider are calculated based on the total premium payments made for the base Policy and the rider. The commissions will vary depending on the ratio of the premium for the base Policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases. Thus, the lowest commission amount is payable when the maximum rider is purchased.

•	Accelerated Death Benefit Rider, Terminal Illness.
This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, not withstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law. You may add this rider after your Policy is issued if the rider is available in your state. There is no additional cost for this rider.

The maximum accelerated death benefit you may receive is the lesser of:

(i)	50% of the Death Benefit as of the date the first request is paid; or

(ii)	$250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.
The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:

(i)	any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;

(ii)	if allowed in your state, an administrative expense charge of up to $200 for each accelerated benefit request;

(iii)	pro-rata amount of any outstanding Policy Loan; and

(iv)	twelve-month actuarial discount that reflects the early payment of the accelerated benefit amount.
If your Policy was issued in connection with a Qualified Plan, we may not be able to offer you some of the benefits provided by these riders.

Policy Loans
General. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request. Outstanding Policy Loans and loan interest reduce the amount you may request. Other restrictions may apply if your Policy was issued in connection with a Qualified Plan. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.
We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in “Policy Value - Postponement of Payments.”
When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest. As of May 1, 2009, we usually take the transfers from the Sub-Accounts and the Fixed Account pro rata based upon the balances of each Sub-Account and the Fixed Account. On or about August 1, 2009, all loan amounts will be transferred from the Sub-Accounts and the Fixed Account to the Loan Account in the same allocation percentages as specified for premium payments. However, we do not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan.

The amounts allocated to the Loan Account are credited with interest at the Loan Credited Rate stated in your Policy.
Loan Interest. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.
You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 4.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate charged for standard loans is currently 6.0% per year.
Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans. The initial surrender charge period expires when the surrender charge amount becomes zero as shown on the Policy Data pages of your policy.
Loan Repayment. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while the Insured is living. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts

22 PROSPECTUS

and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.
If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, we notify you and any assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled “Lapse and Reinstatement” below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax advisor for details.
Pre-Existing Loan. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.
If you transfer a Policy Loan from another insurer as part of a Section 1035 tax-free exchange, we treat a loan of up to 20% of your Policy Value as a preferred loan. If the amount due is more than 20% of your Policy Value, we treat the excess as a standard loan. The treatment of transferred Policy Loans is illustrated in the following example:

Transferred Policy Value	$190,000
Transferred Policy Loan	$40,000
Surrender Value	$150,000
20% of Policy Value	$38,000
Preferred Loan	$38,000
Standard Loan	$2,000
Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.
Effect on Policy Value. A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy Loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.

Surrenders and Withdrawals
Surrenders. While your Policy is in force, you may surrender the Policy. Your Policy terminates on the day we receive your written request, or the surrender effective date requested by you, whichever is later.
The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in "Charges and Deductions - Surrender Charge" below. Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. We ordinarily pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in one sum or under any of the settlement options described in "Settlement Options" below. We have set forth the tax consequences of surrendering the Policy in "Federal Taxes" below.
Partial Withdrawals. General. While the Policy is in force after the first Policy Year, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your

Policy. The minimum partial withdrawal amount is $500. You may not withdraw an amount that would reduce the Net Surrender Value below $500 or reduce the Face Amount below $50,000. We deduct a partial withdrawal service fee of $10 from your withdrawal proceeds.
We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.
You must request the partial withdrawal in writing. Your request is effective on the date received. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. Before we pay any partial withdrawal, you must provide us with a completed withholding form.
Effect on Face Amount. If you have selected Death Benefit Option 1, a partial withdrawal reduces the Face Amount of your Policy as well as the Policy Value. We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $50,000. If you have

23 PROSPECTUS

previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.
Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the life insurance proceeds payable under the Policy.
Tax Consequences. The tax consequences of partial withdrawals are discussed in “Federal Taxes” below.

Settlement Options
We pay the surrender proceeds or Death Benefit proceeds under the Policy in one sum or under one of the Settlement Options that we then offer. The one sum payment may be paid in a single payment or deposited to an interest bearing account, if available. You may request a Settlement Option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement Option, which amount will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.
The amount applied to a Settlement Option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest will be at least 3.5%. We may pay interest in excess of the guaranteed rate.
We currently offer the five Settlement Options described below:
Option A - Interest. We hold the proceeds, credit interest to them and pay out the funds when the person entitled to them requests.
Option B - Fixed Payments. We pay a selected monthly income until the proceeds, and any interest credits, are exhausted.
Option C - Life Income Guaranteed Period Certain. We pay the proceeds in a monthly income for as long as the payee lives, or you may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.
Option D - Joint and Survivor. We pay the proceeds in a monthly income to two payees for as long as either payee is alive. Payments stop when both payees have died. It is possible for the payees to receive only one payment, if both payees die before the second payment is due. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.
Option E - Period Certain. We pay the proceeds in monthly installments for a specified number of years, from five to twenty-five years. If the payee dies before the end of the specified period, we pay the remaining guaranteed payments to a successor payee.
In addition, we may agree to other Settlement Option plans. Write or call us to obtain information about them.
You may request that the proceeds of the Policy be paid under a Settlement Option by submitting a request to us in writing before the death of the Insured. If at the time of the Insured’s death, no Settlement Option is in effect, the Beneficiary may choose a Settlement Option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement Option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement Option or select a new one.

Maturity
In most states, the Policies have no Maturity Date. Your Policy will continue after the Insured reaches age 100 as long as the Net Surrender Value is sufficient to cover Monthly Deductions. In those states, following the Insured’s 100th birthday, we will waive any cost of insurance charge or policy fee.
Policies issued in some states, however, are required to mature on the Maturity Date. In those states, if your Policy is in force on the Maturity Date, we pay you the Net Surrender Value in one sum or you may apply the Net Surrender Value to a Settlement Option.

24 PROSPECTUS

Lapse and Reinstatement
Lapse and Grace Period. If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Deduction Day and the Safety Net Premium feature is not in effect, your Policy may lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period.
At least 30 days before the end of the Grace Period, we send you a notice.
The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See “Death Benefits and Optional Insurance Benefits” on page 21. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.

Reinstatement. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy’s lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date. You cannot reinstate the Policy once it has been surrendered.

Cancellation and Conversion Rights
Free-Look Period. You may cancel your Policy by returning it to us within ten (10) days after you receive it, or after whatever longer period may be permitted by state law. If you return your Policy, the Policy terminates and, in most states, we pay you an amount equal to your Policy Value on the date we receive the Policy from you, plus any charges previously deducted. Your Policy Value usually reflects the investment experience of the Sub-Accounts and the Fixed Account as you have allocated your Net Premium. In some states, however, we are required to send you the amount of your Premiums. In those states, our current procedure is to allocate any Premium received before the end of the free-look period as described in “Allocation of Premium” above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected until 10 days after the Issue Date or, if your state’s free-look period is longer than ten days, for ten days plus the period required by state law. We will allocate Premiums received during that time to the Fixed Account. Since state laws differ as to the consequences of returning a Policy, you should refer to your Policy for specific information about your circumstances.
Conversion. In addition, during the first two Policy Years or the first two years after an increase in the Face Amount, if the Policy is in force you may amend the Policy to convert it into a non-variable universal life insurance policy. We will accomplish this by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. We will not require evidence of insurability. We will not charge you to perform this amendment.
The net amount at risk (i.e., the difference between the Death Benefit and the Policy Value) under the amended policy will be equal to or less than the net amount at risk under the previous coverage. Premiums and charges under the amended policy will be based on the same risk classification as the previous coverage.

Charges and Deductions
Premium Tax Charge and Premium Expense Charge. Before we allocate a Premium to the Policy Value, we subtract the Premium Tax Charge and the Premium Expense Charge.
The Premium Expense Charge equals 3.5% of all Premiums for the first ten policy years, and 1.5% thereafter. Of this charge, 2% of the 3.5% charge in the first ten policy years is intended to help us pay for: (a) actual sales expenses, which include agents’ sales commissions and other sales and distribution expenses; and (b) certain Federal taxes and other expenses related to the receipt of Premiums.
The Premium Tax Charge equals 2.5% of all Premiums. We do not vary the Premium Tax Charge to reflect the actual premium tax rate in individual states, or the absence of premium tax in certain states. Accordingly, the portion of this charge attributable to state premium taxes may be more or less than the premium taxes assessed in your state. We may impose the Premium Tax Charge in states that do not impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9% of the gross premium collected.
Monthly Deduction. On the Issue Date and on each Monthly Deduction Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following four items:

1)	the Policy Fee;

25 PROSPECTUS

2)	the mortality and expense risk charge;

3)	the cost of insurance charge for your Policy; and

4)	the cost of additional benefits provided by a rider, if any.
We allocate the mortality and expense risk charge pro rata among the Sub-Accounts in proportion to the amount of your Policy Value in each Sub-Account. We allocate the remainder of the Monthly Deduction pro rata among the Sub-Accounts and the Fixed Account, unless you specify otherwise.
Policy Fee. The monthly policy fee is $7.50 per month. This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. In those states that do not have maturity date, the Policy Fee is waived after the Insured’s age 100.
Mortality and Expense Risk Charge. For the first fourteen Policy Years, the monthly mortality and expense risk charge is calculated at an annual rate of 0.72% of the net Policy Value allocated to the Sub-Accounts. Thereafter, we intend to charge an annual rate of 0.36%, and we guarantee that we will not charge more than 0.48%. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account. This charge compensates us for the mortality and expense risks that we assume in relation to the Policies. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Deduction Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy.
Cost of Insurance Charge. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month. The Net Amount at Risk is (a) - (b), where: (a) is the Death Benefit as of the prior Monthly Deduction Day divided by 1.0032737; and (b) is the Policy Value as of the prior Monthly Deduction Day. The cost of insurance rate is individualized depending on the Insured’s age at issue of the Policy, Policy Year, gender and payment class, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in the table on Page 5 of your Policy. Please see the following example.

Example (40-Year Old Non-Smoking Male):
Face Amount	$150,000
Death Benefit Option	1
Policy Value on the Prior Monthly Deduction Day	$30,000
Insured’s Attained Age	40
Corridor Percentage	250%
Death Benefit	$150,000
On the Monthly Deduction Day in this example, the Death Benefit as then computed would be $150,000, because the Face Amount ( $150,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 × 250% =

$75,000). Since the Policy Value on that date is $30,000, the cost of insurance charges per $1000 are applied to the difference in the net amount at risk of $119,510.55(( $150,000/1.0032737) - $30,000).
Assume that the Policy Value in the above example was $70,000. The Death Benefit would then be $175,000( 250% × $70,000), since this is greater than the Face Amount ( $175,000). The cost of insurance rates in this case would be applied to the net amount at risk of $104,428.97 (($175,000/1.0032737) - $70,000).
The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction. Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decrease in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy’s death benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See “Policy Value” on page 13. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.
We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured’s age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.
We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. However, we issue unisex policies in Montana and in connection with Qualified Plans. We charge a lower current cost of insurance rate for Policies with a Face Amount of $200,000 or above and further lower the current rate for Policies with a Face Amount of $1,000,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above one of these break points, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance rate. Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 1980 Commissioners Standard Ordinary (“1980 CSO”) Smoker and Non-Smoker Mortality Table based on the Insured’s sex and age last birthday. Our cost of insurance rates for unisex Policies will never exceed a maximum based on the 1980 CSO Table B assuming a blend of 80% male and 20% female lives.
If we ever charge you a cost of insurance rate during the first five Policy Years that is greater than the rate provided by the rate scale in effect on the Issue Date we will notify you. For

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60 days after we mail that notice, you may surrender your Policy without paying any surrender charge.
In those states that do not have a Maturity Date, beginning on the Policy Anniversary following the Insured’s 100th birthday, we waive all cost of insurance charges and monthly policy fees.
Rider Charges. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The Rider Charges are summarized in the table on page 27 of this Prospectus. For a description of the optional riders, see “Optional Insurance Benefits” beginning on page 21.
Separate Account Income Taxes. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.
Portfolio Charges. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. The third table in “Fee Tables” above contains a summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.
We receive compensation from the investment advisors or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios’ shares held by corresponding Sub-Accounts.
Surrender Charge. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.

Initial Surrender Charge. When we issue your Policy, we determine the initial surrender charge. To determine the initial surrender charge, we multiply the Initial Face Amount of your Policy by a rate per thousand dollars of Face Amount. The applicable rate depends on the Insured’s age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is age 40 when your Policy is issued, the applicable rates per thousand are as follows:

Male Non-Smoker	$19.50
Male Smoker	$23.72
Female Non-Smoker	$17.28
Female Smoker	$19.24
Unisex Non-Smoker	$19.06
Unisex Smoker	$22.82
Accordingly, if the Insured were a male non-smoker age 40 and the Policy’s Face Amount were $150,000, the surrender charge initially would be $2,925.
The rates for each category are greater or lesser according to the age of the Insured when your Policy is issued. The maximum rates are as follows:

Male Non-Smoker	$53.98
Male Smoker	$54.11
Female Non-Smoker	$53.74
Female Smoker	$54.01
Unisex Non-Smoker	$53.72
Unisex Smoker	$54.01
If you surrender your Policy after fourteen Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the Insured’s sex, age when your Policy was issued, and the number of years elapsed since your Policy was issued. For example, the following surrender charge percentage rates would apply if the Insured were 40 years old when your Policy was issued:

27 PROSPECTUS

POLICY YEAR	Male, Nonsmoker Age 40	Male, Smoker Age 40	Female, Nonsmoker Age 40	Female, Smoker Age 40	Unisex, Nonsmoker Age 40	Unisex, Smoker Age 40
1	100%	100%	100%	100%	100%	100%
2	100%	100%	100%	100%	100%	100%
3	100%	100%	100%	100%	100%	100%
4	100%	100%	100%	100%	100%	100%
5	100%	100%	100%	100%	100%	100%
6	91%	91%	91%	91%	91%	91%
7	82%	82%	82%	82%	82%	82%
8	73%	73%	73%	73%	73%	73%
9	64%	64%	64%	64%	64%	64%
10	55%	55%	55%	55%	55%	55%
11	46%	46%	46%	46%	46%	46%
12	37%	37%	37%	37%	37%	37%
13	28%	28%	28%	28%	28%	28%
14	18%	18%	18%	18%	18%	18%
15	0%	0%	0%	0%	0%	0%
Thus, in the example given above, if the Policy were surrendered during the 10th Policy Year, the surrender charge would equal $1,608.75($2,925 × 55%). A different surrender charge percentage rate might apply if the Insured is older than 40 when the Policy is issued.
Surrender Charge on Increases in Initial Face Amount. If you increase the Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured’s age and smoking status at the time of the increase, rather than at the time your Policy was issued.
The surrender charge on the increase also decreases over a fourteen Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is based on the Insured’s age at the time of the increase. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.
If you decrease the Face Amount, the applicable surrender charge remains the same.
We include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent. In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.

The Premium Expense Charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include agents’ sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, the Premium Expense Charge and surrender charge paid with respect to a particular Policy may be higher or lower than the distribution expenses we incurred in connection with that Policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the Policies.
We do not subtract any portion of the then applicable surrender charge from a partial withdrawal. We do, however, subtract a partial withdrawal service fee of $10 from the amount withdrawn, to cover our expenses relating to the partial withdrawal.
Transfer Fee. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.
We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

General Policy Provisions
Beneficiaries. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.

You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive

28 PROSPECTUS

your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.
If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.

Different rules may apply if your Policy was issued in connection with a Qualified Plan.
Assignment. You may assign your Policy as collateral security, unless it was issued in connection with a Qualified Plan. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.
Dividends. We do not pay any dividend under the Policies.

About Us
Lincoln Benefit Life Company. Lincoln Benefit Life Company is a stock life insurance company engaged in the business of writing life insurance. Our offices are located at 1221 N Street, Suite 200, Lincoln, NE 68508; however, our mailing address is P.O. Box 660191, Dallas, TX 75266-0191. Please see also “General Information and History” in the SAI.
The Separate Account. Lincoln Benefit Life Variable Life Account is a segregated asset account of Lincoln Benefit. Lincoln Benefit owns the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Lincoln Benefit other than those arising from the Policies. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Lincoln Benefit’s other assets. Lincoln Benefit is obligated to pay all amounts promised to Policy Owners under the Policies.
The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub- Accounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges. We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.

29 PROSPECTUS

Federal Taxes
Introduction. The following discussion is general and is not intended as tax advice. Lincoln Benefit makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult with a qualified tax advisor familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.
Taxation of the Company and the Separate Account. Lincoln Benefit is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Lincoln Benefit and its operations form a part of Lincoln Benefit. Therefore, the Separate Account is not taxed separately as a “Regulated Investment Company” under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies. Under current federal tax law, Lincoln Benefit believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Lincoln Benefit is legally required to accumulate and maintain in order to meet future obligations under the Policies. Lincoln Benefit does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.
Taxation of Policy Benefits. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Tax Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary’s gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.
If the Death Benefit is not received in one sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary’s income, and amounts attributable to earnings on that income (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.

If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance. Lincoln Benefit has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.
If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not a Modified Endowment Contract, policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the contract’s death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see “Federal Taxes - Modified Endowment Contracts” on page 31.
If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured’s gross estate. Examples of incidents of ownership include the right to:

•	change beneficiaries,

•	assign the Policy,

•	revoke an assignment,

•	pledge the Policy, or

•	obtain a Policy loan.
If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.
The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences

30 PROSPECTUS

of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax advisor regarding the tax attributes of the particular arrangement. We no longer sell life insurance contracts to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.
Employer Owned Life Insurance (a.k.a. “COLI”). The Pension Reform Act, enacted in 2006, includes provisions affecting the taxation of Death Benefits paid from policies owned by “Employers.” Although these policies are commonly referred to as Corporate Owned Life Insurance (“COLI”), the term “Employer” includes any person or non-natural entity such as a partnership, LLC, or corporation, which is engaged in a trade or business. The term Employer also includes a person or entity related to the policyholder under the attribution rules of Tax Code sections 267(b) or 707(b)(1), and any person or entity engaged in a trade or business which is under common control with the policyholder.
Generally for contracts issued to employers after August 17, 2008, the portion of the Death Benefit in excess of the premiums or other amounts the employer paid for the policy will be treated as income unless:

•	the insured was an employee within 12 months of death;

•	proceeds are paid to the insured's beneficiary;

•	proceeds are used to buy back any equity interest owned by the insured at the time of death; or

•	the insured was a “highly compensated employee” or “highly compensated individual.”
For purposes of the COLI rules, “highly compensated employees” are:

•	more than 5% owners;

•	directors; and

•	anyone else in the top 35% of employees ranked by pay.
“Highly compensated individuals” are individuals who are:

•	more than 10% owners;

•	one of the five highest paid officers; or

•	among the highest paid 35% of all employees.
The new COLI provision also includes notice and consent requirements, and reporting requirements.
Modified Endowment Contracts. A life insurance policy is treated as a “Modified Endowment Contract” under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the “seven-pay” test of Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the contract before the Policy will become a Modified Endowment Contract. We will not accept any Premiums that cause the Policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the Policy will become a Modified Endowment Contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a Modified

Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.
If your Policy is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your Policy is materially changed at any time, your policy must be tested to determine whether it has become a Modified Endowment Contract. A material change includes certain increases in the policy’s death benefit and the addition or increase of certain riders, rate class changes, and certain changes to Death Benefit Options that increase the Face Amount. Your Policy will be treated as though it were a new contract on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your Policy are reduced or certain changes to Death Benefit Options decrease the Face Amount during the first 7 years of the policy or during a “seven-pay period”, the seven-pay test will be applied as though the policy were initially issued with the reduced benefits. If the cumulative premiums paid into the Policy prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.
If a contract is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified Endowment Contract before the Insured’s death are treated as taxable income first, then as recovery of the investment in the contract. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:

•	distributions made on or after the date on which the taxpayer attains age 59½;

•	distributions attributable to the taxpayer’s becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or

•
any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion of any distributions from any of the contracts required to be aggregated.
Income Tax Withholding. Generally, Lincoln Benefit is is required to withhold federal income tax at a rate of 10% from

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taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.
Generally, code Section 1441 provides that Lincoln Benefit, as a withholding agent, must withhold 30% of the taxable amounts paid to a non-resident alien not subject to FATCA. Certain payees may be subject to the Foreign Accounts Tax Compliance Act (FATCA) which would require 30% mandatory withholding for certain entities. Please see your personal tax advisor for additional information regarding FATCA. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 to certify the owners’ foreign status. Withholding on taxable distributions may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for taxable life insurance distributions.
Diversification Requirements. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract. Although Lincoln Benefit does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
Ownership Treatment. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a policy owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Subaccount investments without being treated as owners of the underlying assets of the Separate Account.
Your rights under the Policy are different than those described by the IRS in private and public rulings in which it found that policy owners were not owners of separate account assets. For example, if your Policy offers more than twenty (20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Lincoln Benefit does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.
Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
Under certain circumstances, the Tax Code may impose a generation-skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax on Investment Income. Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a tax advisor about the impact of this new tax on distributions from the Policy.

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Distribution
Allstate Distributors, L.L.C. (“ADLLC”), located at 3075 Sanders Road, Northbrook, IL 60062-7127, serves as distributor of the Policies. ADLLC is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).
ADLLC does not sell Policies directly to purchasers. ADLLC enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Policies through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Lincoln Benefit in order to sell the Policies. Policies also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.
Lincoln Benefit offered the Policies on a continuous basis until September 13, 2004. The Policies were sold by registered representatives of broker-dealers who were our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives may be eligible for a trail commission of 0.70% of Policy Value on Policies that have been in force for at least five years. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.
Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchased a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the

Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.
To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.
Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or ADLLC and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.
ADLLC compensates its representatives who act as wholesalers, and their sales management personnel, for Policy sales. This compensation is based on a percentage of premium payments and/or a percentage of Policy values. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including any liability to Policy Owners arising out of services rendered or Policies issued.
Lincoln Benefit and ADLLC have also entered into wholesaling agreements with certain independent contractors and their broker-dealers. Under these agreements, compensation based on a percentage of premium payments and/or Contract values is paid to the wholesaling broker-dealer for the wholesaling activities of their registered representative.

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Legal Proceedings
There are no pending material legal proceedings to which the Separate Account or principal underwriter is a party. Lincoln Benefit is engaged in routine lawsuits, which, in our management’s judgment, are not of material importance to its respective total assets or material with respect to the Separate Account.

Legal Matters
Matters of Nebraska law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under

Nebraska law, have been passed upon by Lamson, Dugan & Murray LLP, Omaha, Nebraska.

Financial Statements
The financial statements of the Separate Account as of December 31, 2016 and for each of the two periods ended December 31, 2016, the financial statements and related financial statement schedules of Lincoln Benefit Life Company as of December 31, 2016 and December 31, 2015,

for each of the years ended December 31, 2016 and December 31, 2015,  for the period from April 1, 2014 through December 31, 2014, and for the period from January 1, 2014 through March 31, 2014, and the accompanying Reports of Independent Registered Public Accounting Firms appear in the Statement of Additional Information.

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Glossary of Special Terms
Please refer to this list for the meaning of the following terms:
Accumulation Unit - An accounting unit of measurement, which we use to calculate the value of a Sub-Account.
Age - The Insured’s age at his or her last birthday.
Attained Age - The Insured’s age at the last Policy Anniversary.
Beneficiary(ies) - The person(s) named by you to receive the Death Benefit under the Policy. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent
Death Benefit - The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or Policy Charges.
Face Amount - The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.
Fixed Account - The portion of the Policy Value allocated to our general account.
Grace Period - A 61-day period during which the Policy remains in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.
Insured - The person whose life is Insured under the Policy.
Issue Date - The date on which the Policy is issued, which shall be used to determine Policy Anniversaries, Policy Years and Policy Months.
Loan Account - An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.
Maturity Date - In states where the Policy has a Maturity Date, it is the Policy Anniversary following the Insured’s 100th birthday. In most states, the Policy does not have a Maturity Date.
Monthly Automatic Payment - A method of paying a Premium each month automatically, for example by bank draft or salary deduction.
Monthly Deduction - The amount deducted from Policy Value on each Monthly Deduction Day for the policy fee, mortality and expense risk charge, cost of insurance charge, and the cost of any benefit riders.
Monthly Deduction Day - The same day in each month as the Issue Date. If a month does not have that day, the deduction will be made as of the last day of the month. The day of the month on which Monthly Deductions are taken from your Policy Value.
Net Death Benefit - The Death Benefit, less any Policy Debt.
Net Investment Factor - The factor we use to determine the change in value of an Accumulation Unit in any Valuation

Period. We determine the Net Investment Factor separately for each Sub-Account.
Net Policy Value - The Policy Value, less any Policy Debt.
Net Premium - The Premium less the Premium Tax Charge and the Premium Expense Charge.
Net Surrender Value - The Policy Value less any applicable surrender charges and less any unpaid Policy Debt. The Net Surrender Value must be positive for the Policy to remain in effect, unless the Safety Net Premium feature is in effect.
Policy Anniversary - The same day and month as the Issue Date for each subsequent year the Policy remains in force.
Policy Debt - The sum of all unpaid Policy loans and accrued loan interest.
Policy Owner (“You” “Your”) - The person(s) having the rights and privileges of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.
Policy Value - The sum of the values of your interests in the Sub-Accounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.
Policy Year - Each twelve-month period beginning on the Issue Date and each Policy Anniversary.
Portfolio(s) - The underlying funds in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.
Premium - Amounts paid to us as premium for the Policy by you or on your behalf.
Qualified Plan - A pension or profit-sharing plan established by a corporation, partnership, sole proprietor or other eligible organization that is qualified for favorable tax treatment under Section 401(a) or 403(b) of the Tax Code.
SAI - Statement of Additional Information, which is available upon request.
Safety Net Premium - A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy loans made by you, are at least as great as the monthly Safety Net Premium amount times the number of months since the Issue Date.
Separate Account - The Lincoln Benefit Life Variable Life Account, which is a segregated investment account of Lincoln Benefit.
Sub-Account - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.
Surrender Value - The Policy Value less any applicable surrender charges.

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Tax Code, Code - The Internal Revenue Code of 1986, as amended.
Valuation Date - Each day the New York Stock Exchange is open for business. We do not determine Accumulation Unit Value on days on which the New York Stock Exchange is closed for trading.
Valuation Period - The period of time over which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.
We, Us, Our - Our company, Lincoln Benefit Life Company, sometimes referred to as “Lincoln Benefit.”
You, Your - The person having the rights and privileges of ownership in the Policy.

Where You Can Find More Information
You can call us at 1-800-865-5237 to ask us questions, to request information about the Policy, and to obtain copies of the Statement of Additional Information, personalized illustrations or other documents. You also can write to us at the address given on the first page of this Prospectus.
We have filed a Statement of Additional Information (“SAI”) with the Securities and Exchange Commission (“SEC”). The current SAI is dated May 1, 2017. The SAI contains additional information about the Policy and is incorporated by reference in this Prospectus. You can obtain a free copy of the SAI upon request, by writing us or calling at the number given above. You should read the SAI because you are bound by the terms contained in it.
We file reports and other information with the SEC. You may read and copy any document we file with the SEC,

including the SAI, at the SEC’s public reference room in Washington, DC. Please call the SEC at 1-800-SEC-0330 for information on the operation of the public reference room.
Our SEC reports and other information about us are also available to the public at the SEC’s web site at http://www.sec.gov. Copies of any of the information filed with the SEC may be obtained upon payment of a duplicating fee by writing the SEC’s Public Reference Section, 100 F Street NE, Room 1580, Washington, DC 20549-2000.
LINCOLN BENEFIT LIFE COMPANY
through its Lincoln Benefit Life Variable Life Account
1940 Act File No. 811-9154
1933 Act File No. 333-47717

36 PROSPECTUS

LBL3044-17

Consultant Variable Universal Life Prospectus

Flexible Premium Variable Universal Life Insurance Policies

Issued by:
Lincoln Benefit Life Company

In connection with:
Lincoln Benefit Life Variable Life Account

Street Address:
1221 N Street, Suite 200
Lincoln, NE 68508

Mailing Address:
Lincoln Benefit Life Company
Policyholder Services
P.O. Box 1538
Jacksonville, IL 62651-1538

Telephone Number: 1-844-768-6780
Fax Number: 1-844-768-6772

This Prospectus describes information you should know before you purchase the Consultant Flexible Premium Variable Universal Life Insurance Policy. Please read it carefully and retain it for your records.
This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy.
Effective September 13, 2004, this product is no longer being offered for sale.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The date of this Prospectus is May 1, 2017

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THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. LINCOLN BENEFIT LIFE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR

REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.
Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 35 of this prospectus.

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Summary
Description of the Policy and Policy Benefits
1. What is a Flexible Premium Variable Universal Life Insurance Policy?
Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a “flexible premium” policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a “variable” policy because the Death Benefit and Policy Value vary according to the investment performance of the Sub-Accounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.
2. What are the Premiums for this Policy?
You have considerable flexibility as to the timing and amount of your Premiums. You have a required first year Premium for your Policy, which is based on your Policy’s Face Amount and the Insured’s age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Safety Net Premium feature (discussed below), you must pay the cumulative Safety Net Premiums due. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. For more information, please see “Purchase of Policy and Premiums” on page 11 and “Federal Taxes” beginning on page 30.
You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not.
If you pay more Premium than permitted under section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see “Federal Taxes - Modified Endowment Contracts” on page 31.
3. What is the Safety Net Premium Feature?
Unless otherwise required by your state, we agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Sub-Accounts, as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the cumulative Safety Net Premium amount shown in your Policy. If the Insured is age 70 or less at the Issue Date, the specified period is the first ten Policy Years. Otherwise, it runs from the Issue Date until the next Policy Anniversary after the Insured’s 80th birthday. In some states, the Safety Net Premium Period is less than ten years as required by law. For additional discussion, see “Purchase of Policy and Premiums - Safety Net Premium” on page 12.
If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the

Issue Date, we will let you know and you will have 61 days to satisfy the shortfall. If you do not, the Safety Net Premium guarantee will end and cannot be reinstated. When the Safety Net Premium is not in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due and, in some states, you have not reached the Maturity Date. For more detail please see “Lapse and Reinstatement” on page 24.
4. How is my Policy Value Determined?
Your Premiums are invested in one or more of the Sub- Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized the charges imposed under the Policy in “Fee Tables” and described them in more detail in “Charges and Deductions” on page 25. For additional discussion of your Policy Value, please see “Policy Value” on page 13.
5. What are the Investment Choices for this Policy?
The Policy currently offers multiple investment options, each of which is a Sub-Account. You may invest in up to twenty-one (21) Sub-Accounts or twenty (20) Sub-Accounts plus the Fixed Account. Each Sub-Account invests in a single Portfolio. See “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 16 for a listing of the Sub-Accounts currently available under the Policy. We also offer a Fixed Account option. You may transfer money among your investment choices, subject to restrictions. Please see “Risks of the Policy” on page 6 and “Transfers - Trading Limitations” on page 15.
6. How are my Premiums Allocated?
Before your Premiums are allocated to the Policy Value, we deduct a Premium Tax Charge of 2.5% of each Premium and a Premium Expense Charge of 3.5% of each Premium for the first ten Policy Years, and 1.5% thereafter. For more detail, see “Charges and Deductions” on page 25. The amount remaining after the deduction of the Premium Tax Charge and the Premium Expense Charge is called the Net Premium.
When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the first page of this Prospectus. See “Purchase of Policy and Premiums - Allocation of Premiums” on page 12.
Generally, we allocate your initial Premiums to the Sub-Accounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your initial Premium to the Sub-Accounts as described in “Purchase of Policy and Premiums - Allocation of Premiums” on page 12. Furthermore, if outstanding requirements prevent us from placing your

4 PROSPECTUS

Policy in force, your Premiums are not allocated until you satisfy those requirements.
We generally allocate your other Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting.
7. May I Transfer Policy Value Among the Sub-Accounts and the Fixed Account?
You may transfer Policy Value among the Sub-Accounts and the Fixed Account by writing to or calling us at 1-844-768-6780. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers. See “Transfers” on page 13.
In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see “Transfers - Dollar Cost Averaging” on page 14.
8. What are the Death Benefit Options?
While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Under Option 1, the Death Benefit is equal to the greater of your Policy’s Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy’s Face Amount plus the Policy Value on the Insured’s date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see “Policy Loans” on page 22 and “Death Benefits and Optional Insurance Benefits” on page 21.
9. How is the Death Benefit paid?
While the Policy is in force and when the Insured dies, we pay a Death Benefit to your Beneficiary. You or your Beneficiary may choose to receive the proceeds of the Policy in the form of one sum payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased if, for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.
10. Can I Increase or Decrease my Policy’s Face Amount?
Yes, you have considerable flexibility to increase or decrease your Policy’s Face Amount. You may request an increase and/or a decrease after the first Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $50,000. We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see “Death Benefits and Optional Insurance Benefits - Change to Face Amount” on page 21. In addition, modifying your Policy’s Face Amount might have tax ramifications. For an additional discussion, please see “Federal Taxes” on page 30.
11. Do I have Access to the Value of my Policy?
Yes. You may surrender your policy at any time before the Maturity Date for its Net Surrender Value. Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first fourteen Policy Years and the first fourteen years following an increase to the Face Amount. For more information concerning the calculation of surrender charges, see “Charges and Deductions - Surrender Charge” on page 27.
You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $500. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $50,000. For more detail, see “Surrenders and Withdrawals” on page 23.
Surrenders and withdrawals may have tax consequences. For an additional discussion, please see “Risks of the Policy” on page 6 and “Federal Taxes - Taxation of Policy Benefits” on page 30.
12. May I Take out a Policy Loan?
You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value. Other restrictions may apply if your Policy is issued in connection with a Qualified Plan. For more detail, see “Policy Loans” on page 22. For a discussion regarding the possible tax consequences of loans, see “Federal Taxes” on page 30.
13. Can I Exchange my Policy?
During the first 24 months after your Policy is issued, or the first two years after an increase in the Face Amount, if your Policy remains in force, you may exchange or amend your Policy to convert it to a non-variable universal life insurance policy without submitting proof of insurability. We will accomplish the conversion by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. Charges under the amended Policy will be based on the same risk classification as the Policy. We will not charge you for this conversion.
14. Can I Cancel my Policy?
You may cancel your Policy by returning it to us within 10 days after you receive it, or after whatever longer period may be permitted by the laws of the state in which you reside. We refund the Policy Value as of the date we receive your returned Policy, plus any charges previously deducted, unless your state requires a refund of Premium. Your Policy contains specific

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information about your free-look rights in your state. For more information, see “Cancellation and Conversion Rights - Free-Look Period,” on page 25.
Risks of the Policy
1. Is my Policy Value Guaranteed?
Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Safety Net Premium feature. The value of your Policy fluctuates with the performance of the investment options you choose. Your investment options may not perform to your expectations. Your Policy Values in the Sub-Accounts may rise or fall depending on the performance of the Portfolios in which the Sub-Accounts invest and the charges under your Policy. For more detail, please see “The Portfolios and Associated Risks” on page 7 and “Investment and Fixed Account Options” on page 16. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.
2. Is this Policy Suitable for Short-Term Savings?
No, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.
3. Can my Policy Lapse?
Your Policy could terminate if the value of your Policy becomes too low to support the Policy’s monthly charges and the Safety Net Premium feature is not in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. See “Lapse and Reinstatement” on page 24. If you have any outstanding Policy Loans when your Policy lapses, you may have taxable income as a result. See “Federal Taxes” on page 30.
4. Are There Risks Involved with Specialized Uses of the Policy?
Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See “Federal Taxes” on page 30.
5. What are the Limitations on Withdrawal?
After the first Policy Year, withdrawals are permitted. As noted above, the minimum withdrawal amount permitted is $500,

and maximum partial withdrawal amount may not reduce the Face Amount below $50,000. While the surrender charge does not apply to partial withdrawals, we impose a $10 service fee per withdrawal. Please note that withdrawals reduce your Policy’s Death Benefit. See “Partial Withdrawals” on page 23. In addition, withdrawals may have tax consequences. See “Federal Taxes” on page 30.
6. What are the Limitations on Transfer?
We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $10 in certain circumstances. We reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See “Transfers - Trading Limitations” on page 15.
7. What are the Limitations or Charges on Surrender of the Policy?
You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in “Charges and Deductions - Surrender Charge” on page 27. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy Value. In addition, the surrender of your Policy may have tax consequences. See “Federal Taxes” on page 30.
8. What are the Risks of Taking a Policy Loan?
Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy Loan may have tax consequences. See “Federal Taxes - Modified Endowment Contracts” on page 31.
9. What are the Tax Consequences of Buying this Policy?
Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.
Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment

6 PROSPECTUS

contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59½. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see “Federal Taxes” on page 30.
The death benefit of life insurance policies that were transferred for value may be subject to ordinary income taxes. Estate taxes may apply. Consult your tax advisor for additional information.
The Portfolios And Associated Risks
1. What is a Portfolio?
Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”) or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other. Under the Policy, the Sub-Accounts currently invest in the Portfolios set forth in this Prospectus. Some of the Sub-Accounts described in this Prospectus may not be available under your Policy. For an additional discussion of the Portfolios, please see “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 16.
2. What are the Risks of the Portfolios?
We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio’s investment policies and a comprehensive statement of each Portfolio’s risks may be found in its Prospectus. For additional information, please see “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 16.
3. How can I Learn More about the Portfolios?
You should read the Portfolios’ current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios’ Prospectuses before allocating amounts to the Sub-Accounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.

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Fee Tables
The following tables describe the fees and expenses that you pay when buying, owning and surrendering the Policy. The first table describes the maximum fees and expenses that you pay at the time that you buy or surrender the Policy or transfer cash value between investment options.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
Premium Tax Charge	When you pay a Premium.	2.5% of the Premium amount.
Premium Expense Charge	When you pay a Premium.	Policy Years 1-10: 3.5% of the Premium amount. Policy Years 11+: 1.5% of the Premium amount.
Surrender Charge (per $1000 of Face Amount) (1)	When you surrender your Policy during the first 14 Policy Years.
Minimum and Maximum Initial Surrender Charge:		Minimum: $4.72 per $1000. Maximum: $54.01 per $1000
Initial Surrender Charge for 40 year old male nonsmoker, $150,000 Face Amount		$19.50 per $1000.
Transfer Fee (2)	Each transfer after the first in each calendar month.	$10.00 maximum; $0 current
Partial Withdrawal Service Fee	When you make a withdrawal.	$10.00 per withdrawal
Net Loan Interest Rate (3)(4)	When you have a Policy Loan	Net Interest Rate on Standard Loans 2% Net Interest Rate on Preferred Loans 0%

1)
The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Insured’s age at issue, sex and status as a smoker. An additional surrender charge applies to Face Amount increases. The surrender charge shown in the table above may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

2)	Currently, we are waiving this fee.

3)
The net loan interest rate represents the difference between the interest rate we charge on the loan and the interest rate that is credited to the loan amount once it is moved to the Loan Account. We are currently crediting 4% to the amount allocated to the Loan Account. For more information, see “Policy Loans” on page 22.

4)	Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.

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The table below describes the fees and expenses that you pay periodically during the time that you own the Policy, not including the Portfolio fees and expenses. Each of these fees is calculated monthly and deducted from your Policy Value as part of the Monthly Deduction.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charge (per $1000 Net Amount at Risk) (1)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum: $0.06 per $1000. Maximum: $83.33 per $1000.	Current: Minimum: $0.02 per $1000. Maximum: $33.68 per $1000
Minimum & Maximum COI Charge for a 40 year old Male nonsmoker, $150,000 Face Amount		Guaranteed: Minimum: $0.20 per $1000. Maximum: $83.33 per $1000.	Current: Minimum: $0.1225 per $1000. Maximum: $22.06 per $1000.
Policy Fee	Monthly	$7.50
Mortality and Expense Risk Charge (as a percentage of total monthly Subaccount Value) (2)	Monthly	Guaranteed Annual Rate: Policy Years 1-14: 0.72% Policy Years 15+: 0.48%	Current Annual Rate: Policy Years 1-14: 0.72% Policy Years 15+: 0.36%

1)
The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of the Insured. The cost of insurance increases as the insured ages. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured’s circumstances at the time of the increase. For more information about the calculation of the cost of insurance charges, see “Charges and Deductions” on page 25.

The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

2)	The monthly mortality and expense risk charge is 0.06% for the first 14 Policy Years and is currently 0.03%, guaranteed not to exceed 0.04%, thereafter.
We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if in our sole discretion we determine that we will incur a tax from the operation of the Separate Account.

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OPTIONAL BENEFIT CHARGES
The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction. All riders may not be currently available, and also are subject to state availability. You may not be eligible for all optional Riders shown below. The benefits provided under each rider are summarized in “Optional Insurance Benefits” beginning on page 21 below:

Optional Benefit	When Charge is Deducted	Amount Deducted
Children’s Level Term Rider (per $5,000 unit of coverage	Monthly	$2.50 per unit
Accidental Death Benefit Rider (per $1,000 of benefit amount) (1)	Monthly
Minimum and Maximum COI Charge:		Minimum COI: $0.08 per $1,000 Maximum COI: $0.13 per $1,000
COI Charge for a 40 year old Male nonsmoker, $150,000 Face Amount		COI: $0.10 per $1,000
Continuation of Premium Rider (per $100 of benefit amount) (2)	Monthly
Minimum and Maximum COI Charge:		Minimum COI: $0.23 per $100 Maximum COI: $1.54 per $100
COI Charge for a 40 year old Male nonsmoker, $150,000 Face Amount		COI: $0.41 per $100
Additional Insured Rider (per $1000 of benefit amount) (3)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum COI: $0.06 per $1,000 Maximum COI: $83.33 per $1,000 Current: Minimum COI: $0.02 per $1,000 Maximum COI: $33.68 per $1,000
Minimum & Maximum COI Charge for a 40 year old Male nonsmoker, $150,000 Face Amount		Guaranteed: Minimum COI: $0.2 per $1,000 Maximum COI: $83.33 per $1,000 Current: Minimum COI: $0.1 per $1,000 Maximum COI: $22.06 per $1,000
Primary Insured Term Insurance Benefit Rider (4) (per $1,000 of benefit amount)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum COI: $0.06 per $1,000 Maximum COI: $83.33 per $1,000 Current: Minimum COI: $0.02 per $1,000 Maximum COI: $25.26 per $1,000
Minimum & Maximum COI Charge for a 40 year old Male nonsmoker, $150,000 Face Amount		Guaranteed: Minimum COI: $0.2 per $1,000 Maximum COI: $83.33 per $1,000 Current: Minimum COI: $0.05 per $1,000 Maximum COI: $17.03 per $1,000
Accelerated Death Benefit Rider, Terminal Illness (5)	N/A	N/A

1)
The applicable charge depends on the Insured’s age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

2)
The applicable charge depends on the Insured’s sex and age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

3)
The applicable charge depends on the Additional Insured’s age, sex and underwriting status when the Rider is added to your Policy. This Rider no longer may be added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

4)
The applicable charge depends on the Insured’s age at issue, sex and underwriting status. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

5)	There is no additional cost for these Riders. The Accelerated Death Benefit Rider, Terminal Illness may be added to your Policy at any time.

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The table below shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. Advisors and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios’ expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio’s fees and expenses appears in the prospectus for each Portfolio.
Portfolio Total Annual Operating Expenses

	Minimum	Maximum
Total Annual Operating Expenses (1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	1.28%

1)	Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2016.

Purchase of Policy and Premiums
Application for a Policy. You may apply to purchase a Policy by submitting a written application to us at our home office. We generally do not issue Policies to insure people who are older than age 80. The minimum Face Amount for a Policy is $100,000. Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law. We have described some of the variations from the information appearing in this Prospectus due to individual state requirements in the Statement of Additional Information or in endorsements to the Policy, as appropriate.
In certain states, the Policy may be offered as a group policy with individual ownership represented by Certificates. The discussion of Policies in this Prospectus applies equally to Certificates under group Policies unless the context specifies otherwise.
We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your Policy in force, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date, (ii) the date that we receive your first Premium, or (iii) the date that all requirements have been met.
If you pay a Premium with your application and your requested Face Amount is less than $500,000, we provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application but only if you are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines Monthly Deduction Days, Policy months, and Policy Years.
Premium Payments. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. We send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a Monthly Automatic Payment.
After the first Policy Year, you may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in “Federal Taxes” beginning on page 30. Premiums must be sent to us at our address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.
Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic Premium when you purchase your Policy. Your Policy will not lapse because you did not pay a planned periodic Premium.
Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required Safety Net Premium amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the “Safety Net Premium” discussion just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid. Paying planned periodic Premiums can also help to keep your Policy in force if your planned Premium payments are at least as great as the Safety Net Premium amount.
Premium Limits. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code. Accordingly, we will not accept

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any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.
Paying too much Premium also could cause your Policy to be treated as a “modified endowment contract” for federal income tax purposes. See “Modified Endowment Contracts” at page 31 below for more information.
Safety Net Premium. The Safety Net Premium feature can enable you to keep your Policy (including any riders) in force during a specified period regardless of changes in the Policy Value. If the Insured is age 70 or under at the Issue Date, the specified period is the first ten Policy Years. Otherwise, the specified period runs until the Policy Anniversary after the Insured’s 80th birthday. In some states, the Safety Net Premium period of ten years is not permitted by law. Please check with your local representative on the Safety Net period approved in your state.
Ordinarily, your Policy enters the Grace Period and may lapse if the Net Surrender Value is not sufficient to pay a Monthly Deduction when it is due. For additional discussion of lapse, please see “Lapse and Reinstatement” on page 24. Under the Safety Net Premium feature, however, we guarantee that, regardless of declines in your Policy Value, your Policy will not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Loans, are greater than the monthly Safety Net Premium amount times the number of months since the Issue Date.
During the first Policy Year, the Safety Net Premium amount equals the required Premium. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount.
If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the Issue Date, we will let you know and you will have 61 days to satisfy the shortfall. If you do not, the Safety Net Premium guarantee will end. Once the Safety Net Premium guarantee terminates, you cannot reinstate it and your Policy stays in force only as long as the Net Surrender Value is sufficient to pay the Monthly Deductions. For more detail about the circumstances in which the Policy will lapse, see “Lapse and Reinstatement” on page 24.
Modified Endowment Contracts. Under certain circumstances, a Policy could be classified as a “modified endowment contract,” which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in “Federal Taxes - Modified Endowment Contracts.”
Your Policy could be a Modified Endowment Contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy become a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.
Your policy will be a Modified Endowment Contract if it is issued in exchange for a modified endowment contract issued by another insurer. Your policy will not be a modified endowment contract if it is issued in exchange for a non-modified endowment contract in a transaction that qualifies under Section 1035 of the Tax Code. However, paying additional premium into such a policy could cause it to become a modified endowment contract. For more information, please consult your tax advisor, and see “Replacement of Modified Endowment Contracts” in the SAI.
Allocation of Premiums. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages until you give us new allocation instructions.
Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may add or delete among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may waive this limit.
We allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account on the date we receive it at the Home Office. If there are outstanding requirements when we issue the Policy, which prevent us from placing your Policy in force, your Premiums are not allocated until all requirements are satisfied. We do not credit earnings or interest before the Issue Date.
In some states, we are required to return at least your Premium if you cancel your Policy during the “free-look” period. In those states, currently, we allocate any Premium received before the end of the free-look period as described above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected or to the Fixed Account until after the “free-look” period; in the interim, we allocate your Premiums to the Fixed Account. For more information, please see “Cancellation and Conversion Rights” on page 25.

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Policy Value
General. Your Policy Value is the sum of the value of your Accumulation Units in the Sub-Accounts you have chosen, plus the value of your interest in the Fixed Account, plus your Loan Account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.
On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Sub-Account in the Statement of Additional Information.
We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date and we are open for business. Otherwise, we make that determination on the next succeeding day that is a Valuation Date and a date on which we are open for business. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in “Allocation of Premiums” above.
Accumulation Units. We determine the number of Accumulation Units in each Sub-Account to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account’s Accumulation Unit Value on the Valuation Date when the allocation occurs.
Accumulation Unit Value. The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.
The Net Investment Factor for each Sub-Account is (1) divided by (2), where:

1)
equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable); and

2)	is the net asset value per share of the Portfolio held in the Sub-Account at the end of the previous Valuation Period.
Please refer to the Prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value.
Written Requests and Forms in Good Order.
Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.
Postponement of Payments. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit Proceeds, in the following circumstances: (i) whenever the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account’s investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.
In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days, we add interest at our current rate from the time you asked for the Surrender Value in accordance with applicable state law.

Transfers
General. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount, except in states where a minimum transfer amount is required by law. We may set a minimum transfer amount in the future. In the future, we may charge you the transfer fee described on page 28, although currently we are waiving it.

You currently may not have Policy Value in more than twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit. We may waive this limit in the future.
Generally, we only make transfers on days when the NYSE is open for business. See “Policy Value” on page 13. If we receive your request on a day when the NYSE is not open for business,

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or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE is open.
Special requirements apply to transfers from the Fixed Account. You may transfer one sum from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date or each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.
The maximum amount which may be transferred as one sum or as Portfolio Rebalancing transfers from the Fixed Account during a Policy Year usually is: (i) 30% of the Fixed Account balance on the most recent Policy Anniversary; or (ii) the largest total amount transferred from the Fixed Account in any prior Policy Year. You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.
This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts. In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.
In addition, you may transfer 100% of the Fixed Account balance in one sum to the Sub-Account(s) if on any Policy Anniversary the interest rate on the Fixed Account is lower than it was on the Policy Anniversary one year previously or if on the first Policy Anniversary that interest rate is lower than it was on the Issue Date. We notify you by mail if this occurs. You may request a transfer for 60 days following the date we mail notification to you. The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.
Transfers Authorized by Telephone. You may make transfers by telephone. Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.
We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we request identifying information from persons purporting to authorize transfers. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.
Dollar Cost Averaging. Under our automatic Dollar Cost Averaging program, while the Policy is in force you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing to up to twenty-one options, including other Sub-Accounts or the Fixed Account. The interval between transfers may be monthly, quarterly or annually, at your option. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after your Issue Date. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see “Transfers - General” on page 13 for a discussion of these restrictions.
The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.
Portfolio Rebalancing. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account’s investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums, back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your desired allocation among the investment options.
You may choose to have rebalances made monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for Portfolio Rebalancing. No more than twenty-one (21) Sub-Accounts, or twenty (20) Sub-Accounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total

14 PROSPECTUS

amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.
You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of this Prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one interval after the Issue Date. Otherwise, your first rebalancing occurs one interval after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.
Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.
If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.
Market Timing & Excessive Trading The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Policy Value. Our policy is not to accept knowingly any premium intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.
We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Sub-Account may experience the adverse effects of market timing and excessive trading described above.
Trading Limitations. We reserve the right to limit transfers among the investment alternatives in any Policy Year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

•
we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or

•
we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

•	the total dollar amount being transferred, both in the aggregate and in the transfer request;

•
the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Sub-Account in a short period of time can constitute market timing);

•
whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Sub-Accounts);

•	whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

•	the investment objectives and/or size of the Sub-Account’s underlying Portfolio.
We seek to uniformly apply these trading limitations to all trades, including those that occur through omnibus accounts at

15 PROSPECTUS

intermediaries. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Policy Owner from making future additions or transfers into the impacted Sub-Account(s) or will restrict that Policy Owner from making future additions or transfers into the class of Sub-Account(s) if the Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Sub-Accounts).
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
Agreements to Share Information with Funds.
Under the Investment Company Act of 1940, Lincoln Benefit Life Company (“Lincoln Benefit”) has entered into information sharing agreements with each of the fund companies whose funds are offered under the Policy. Policy

Owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and Lincoln Benefit’s trading policy. Under these agreements, Lincoln Benefit is required to share information regarding Policy Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Policy Owner transactions, this information may include personal Policy Owner information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund company may direct us to restrict a Policy Owner’s transactions if the fund determines that the Policy Owner has violated the fund's frequent trading policies. This could include the fund directing us to reject any allocations of premium or Policy value to the fund.
Short Term Trading Fees. The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity and/or holding periods that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Policy Owner(s) responsible for the short-term transfer activity generating the fee.
We will administer and collect redemption fees and forward these fees to the Portfolio. Please consult the Portfolio’s prospectus for more complete information regarding the fees and charges associated with each Portfolio.

Investment and Fixed Account Options
The Sub-Accounts and the Portfolios. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.
Each Portfolio is either an open-end management investment company registered under the 1940 Act or a separate investment series of an open-end management investment company.
Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.
We have briefly described the Portfolios below. The Sub-Accounts investing in certain Portfolios may not be available in all states. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. We will mail to you a prospectus for each Portfolio related the Sub-Accounts to which you allocate your premium.
You should carefully consider the investment objectives, risks, charges and expenses of the investment alternatives when making an allocation to the Sub-Accounts. To obtain any or all of the underlying Portfolio prospectuses, please contact us at 1-844-768-6780.

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Sub-Account	Each Sub-Account Seeks	Investment Advisor
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco V.I. American Value Fund - Series I	Above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund - Series II	Long-term growth of capital and income.
Invesco V.I. Mid Cap Growth Fund - Series II	To seek capital growth.
Invesco V.I. Value Opportunities Fund - Series I	Long-term growth of capital.
THE ALGER PORTFOLIOS
Alger Capital Appreciation Portfolio - Class I-2	Long-term capital appreciation.	Fred Alger Management, Inc.
Alger Growth & Income Portfolio - Class I-2	Capital appreciation and current income.
Alger Large Cap Growth Portfolio - Class I-2	Long-term capital appreciation.
Alger Mid Cap Growth Portfolio - Class I-2	Long-term capital appreciation.
Alger Small Cap Growth Portfolio - Class I-2	Long-term capital appreciation.
DEUTSCHE VARIABLE SERIES I
Deutsche Bond VIP - Class A	To maximize total return consistent with preservation of capital and prudent investment management.	Deutsche Investment Management Americas Inc.
Deutsche Core Equity VIP - Class A	Long-term growth of capital, current income and growth of income.
Deutsche CROCI® International VIP - Class A	Long-term growth of capital.
Deutsche Global Small Cap VIP - Class A	Above-average capital appreciation over the long term.
DEUTSCHE VARIABLE SERIES II
Deutsche Global Income Builder VIP - Class A	To maximize income while maintaining prospects for capital appreciation.	Deutsche Investment Management Americas Inc.
FEDERATED INSURANCE SERIES
Federated Managed Volatility Fund II	High current income and moderate capital appreciation.	Federated Global Investment Management Corp. Federated Investment Management Company Federated Equity Management Company of Pennsylvania
Federated Fund for U.S. Government Securities II	Current income.	Federated Investment Management Company
Federated High Income Bond Fund II	High current income.
FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity® VIP Asset Manager Portfolio - Initial Class	To obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.	Fidelity Management & Research Company (FMR)
Fidelity® VIP Contrafund® Portfolio - Initial Class	Long-term capital appreciation.
Fidelity® VIP Equity-Income Portfolio - Initial Class
Reasonable Income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Government Money Market Portfolio - Initial Class	As high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity® VIP Growth Portfolio - Initial Class	To achieve capital appreciation.
Fidelity® VIP Index 500 Portfolio - Initial Class	Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
Fidelity® VIP Overseas Portfolio - Initial Class	Long-term growth of capital.
ALPS VARIABLE INVESTMENT TRUST (1)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	Capital appreciation.	ALPS Advisors, Inc.
Morningstar Balanced ETF Asset Allocation Portfolio Class I	Capital appreciation and some current income.
Morningstar Conservative ETF Asset Allocation Portfolio Class I	Current income and preservation of capital.
Morningstar Growth ETF Asset Allocation Portfolio Class I	Capital appreciation.
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	Current income and capital appreciation.

17 PROSPECTUS

Sub-Account	Each Sub-Account Seeks	Investment Advisor
JANUS ASPEN SERIES
Janus Henderson Balanced Portfolio - Institutional Shares (2)	Long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Enterprise Portfolio - Institutional Shares (2)	Long-term growth of capital.
Janus Henderson Flexible Bond Portfolio - Institutional Shares (2)	Maximum total return, consistent with preservation of capital.
Janus Henderson Global Research Portfolio - Institutional Shares (2)	Long-term growth of capital.
Janus Henderson Research Portfolio - Institutional Shares (2)	Long-term growth of capital.
Janus Henderson Overseas Portfolio - Service Shares (3)	Long-term growth of capital.
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
ClearBridge Variable Large Cap Value Portfolio - Class I	Long-term growth of capital with current income as a secondary objective.	Legg Mason Partners Fund Advisor, LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Growth Series - Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation.
MFS® New Discovery Series - Initial Class	Seeks capital appreciation.
MFS® Research Series - Initial Class	Seeks capital appreciation.
MFS® Total Return Series - Initial Class	Seeks total return.
OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Main Street Small Cap Fund®/VA - Service Shares	Capital appreciation.	OppenheimerFunds, Inc.
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) - Administrative Shares	Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio - Administrative Shares	Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
PUTNAM VARIABLE TRUST
Putnam VT International Value Fund - Class IB	Capital growth. Current income is a secondary objective.	Putnam Investment Management, LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio - I	A high level of dividend income and long-term capital growth primarily through investment in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price Mid-Cap Growth Portfolio - I (4)	The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.
T. Rowe Price New America Growth Portfolio - I	The fund seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio - I	The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	T. Rowe Price International, Inc.
WELLS FARGO VARIABLE TRUST FUNDS
Wells Fargo VT Discovery Fund	Long-term capital appreciation.	Wells Fargo Funds Management, LLC
Wells Fargo VT Opportunity FundSM	Long-term capital appreciation.

(1)
The Morningstar ETF Allocation Series Portfolios invest in underlying ETFs and will indirectly bear their proportionate share of any fees and expenses payable directly by the underlying ETFs. As a result, the Portfolios may incur higher expenses, many of which may be duplicative.

(2)
Effective June 2, 2017, the Janus Aspen Series Balanced Portfolio - Institutional Shares, Janus Aspen Series Enterprise Portfolio - Institutional Shares, Janus Aspen Series Flexible Bond Portfolio - Institutional Shares, Janus Aspen Series Global Research Portfolio - Institutional Shares, and Janus Aspen Series Research Portfolio Institutional Shares changed their names to the Janus Henderson Balanced Portfolio - Institutional Shares, Janus Henderson Enterprise Portfolio - Institutional Shares, Janus Henderson Flexible Bond Portfolio - Institutional Shares, Janus Henderson Global Research Portfolio - Institutional Shares, and Janus Henderson Research Portfolio - Institutional Shares, respectively.

(3)	Effective June 2, 2017, the Janus Aspen Series Overseas Portfolio - Service Shares changed its name to the Janus Henderson Overseas Portfolio - Service Shares, respectively.

(4)
Effective May 1, 2004, the T. Rowe Price Mid-Cap Growth Portfolio - I is no longer available for new investments. If you are currently invested in the T. Rowe Price Mid-Cap Growth Portfolio - I you may continue your investment. If you are currently enrolled in one of our automatic transaction programs, such as Portfolio Rebalancing or Dollar Cost Averaging, we will continue to effect automatic transactions to the portfolio

18 PROSPECTUS

in accordance with that program. In addition, if your current premium allocation instructions include the Portfolio, we will continue to allocate your premiums to the Portfolio.
We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
Some of the Portfolios have been established by investment advisors, which manage retail mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after retail mutual funds, you should understand that the Portfolios are not otherwise directly related to any retail mutual fund. Consequently, the investment performance of retail mutual funds and any similarly named Portfolio may differ substantially.
Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contacts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio’s Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.
Voting Rights. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.
In most cases, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.
If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. While proportional voting guarantees all outstanding shares of a Portfolio are voted, it can lead to a small number of shareholders determining the outcome of a proxy.
We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.
In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment advisor of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual financial report to you.
This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.
Additions, Deletions and Substitutions of Securities.
If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our management, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or underlying fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the 1940 Act.
We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

•	to operate the Separate Account in any form permitted by law;

•	to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;

•	to transfer assets from one Sub-Account to another, or to our general account;

•	to add, combine, or remove Sub-Accounts in the Separate Account;

•	to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes, as described in “Charges and Deductions”; and

•
to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

If we take any of these actions, we will comply with the then applicable legal requirements.

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The Fixed Account. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.
You may allocate part or all of your Premiums to the Fixed Account in states where it is available. Amounts allocated to the Fixed Account become part of the general assets of Lincoln Benefit. Lincoln Benefit invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.
We credit interest to amounts allocated to the Fixed Account at an effective annual rate of at least 4%. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 4%.

Death Benefits and Optional Insurance Benefits
Death Benefits. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in “Settlement Options,” we pay the Death Benefit proceeds in one sum or under an optional payment plan.
The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit. Please see “Optional Insurance Benefits” beginning on page 21. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.
Death Benefit Options. You may choose one of two Death Benefit Options:
Option 1: the Death Benefit is the greater of: (a) the Face Amount of the Policy; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.
Option 2: the Death Benefit is the greater of: (a) the Face Amount plus the Policy Value; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.
Your Policy has a minimum Death Benefit. While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 101% at age 94 or above.
Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.
Example of Applicable Corridor Percentage. The corridor percentages are set so as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $60,000 and the Policy Value increased to $68,000 and then decreased to $54,000, the changes in Policy Value would have the following effects on the Death Benefit:

EXAMPLES	A	B

Face Amount	$150,000	$150,000
Death Benefit Option	1	1
Insured Person’s Age	40	40
Policy Value on Date of Death	$68,000	$54,000
Applicable Corridor Percentage	250%	250%
Death Benefit	$170,000	$150,000
In Example A, the Death Benefit equals $170,000, i.e., the greater of $100,000 (the Face Amount) and $170,000 (the

20 PROSPECTUS

Policy Value at the Date of Death of $68,000, multiplied by the corridor percentage of 250%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.
In Example B, the Death Benefit is $150,000, i.e., the greater of $150,000 (the Face Amount) or $135,000 (the Policy Value of $54,000 multiplied by the corridor percentage of 250%).
Change to Death Benefit Option. After the first Policy Year, you may change the Death Benefit option by writing to us at the address given on the front cover of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Deduction Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a change in Death Benefit options. In addition, changes to the death benefit option may have tax consequences.  See “Federal Taxes - Modified Endowment Contracts” on page 31.
You may not change the Death Benefit option under your Policy if afterward the Face Amount remaining in force would be less than $50,000.
Change to Face Amount. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Deduction Day after we approve the request. We do not permit a Face Amount change if the policy is in the Grace Period.
If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $50,000. A decrease in the Face Amount affects the Safety Net Premium.
To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured’s 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.
You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in “Surrender Charge” on page 27 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face

Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy’s Face Amount may have tax ramifications. For additional information, please see “Federal Taxes” on page 30.
Optional Insurance Benefits. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a Rider may also increase the Safety Net Premium amount for your Policy. The riders we currently offer are described below. All of these riders may be added to your Policy at any time except the Primary Insured Rider, and the Additional Insured Rider which are only available at Policy issue. In our discretion, we may offer additional riders or stop offering a rider.

•	Children’s Level Term Rider.
This rider provides for level term insurance on the Insured’s children, as defined in the rider. We provide coverage until the earlier of the child’s 25th birthday or the Insured’s age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 25. The rider may be exchanged for a new term policy on the earlier of each child’s 25th birthday, or the Insured’s age 65. We do not require evidence of insurability to exchange the rider.

•	Accidental Death Benefit Rider.
Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured’s 70th birthday; or (3) you ask to end the rider.

•	Continuation of Premium Rider.
Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

•	Additional Insured Term Rider.
This rider provides life insurance coverage on an Additional Insured. We pay the Face Amount of the rider to the named Beneficiary when we receive due proof that the Additional Insured died while the rider was in force. You may renew the coverage until the Additional Insured reaches age 99. Until the Additional Insured’s 75th birthday, you may exchange the rider for a new Policy on the Additional Insured’s life, subject to certain conditions as defined in the rider. We do not require evidence of insurability to exchange the rider.

•	Primary Insured Term Rider.
This rider provides additional term life insurance coverage on the Primary Insured. You may renew this coverage until the Insured reaches age 99. Until the Insured reaches age 75, you may exchange the rider for a new Policy. In addition, after the first Policy Year and until the Insured reaches age 75, you may convert the rider to the base Policy. We do not require evidence

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of insurability to exchange or convert the Policy. If you purchase this rider, your surrender charge is less than if you purchased a single Policy with the same Face Amount as the total coverage of your Policy and Primary Insured Term Rider. In addition, at least initially your total insurance charges are lower for a Policy/Primary Insured Term Rider combination, although they may be higher if your Policy Value increases and the net amount at risk under your Policy decreases sufficiently.
Commissions payable to sales representatives on the sale of Policies with a Primary Insured Term Rider are calculated based on the total premium payments made for the base Policy and the rider. The commissions will vary depending on the ratio of the premium for the base Policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases. Thus, the lowest commission amount is payable when the maximum rider is purchased.

•	Accelerated Death Benefit Rider, Terminal Illness.
This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, not withstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law. You may add this rider after your Policy is issued if the rider is available in your state. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:
(i) 50% of the Death Benefit as of the date the first request is paid; or
(ii) $250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.
The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:
(i) any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;
(ii) if allowed in your state, an administrative expense charge of up to $200 for each accelerated benefit request;
(iii) pro-rata amount of any outstanding Policy Loan; and
(iv) twelve-month actuarial discount that reflects the early payment of the accelerated benefit amount.
If your Policy was issued in connection with a Qualified Plan, we may not be able to offer you some of the benefits provided by these riders.

Policy Loans
General. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request. Outstanding Policy Loans and loan interest reduce the amount you may request. Other restrictions may apply if your Policy was issued in connection with a Qualified Plan. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.
We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in “Policy Value - Postponement of Payments.”
When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest. As of May 1, 2009, we usually take the transfers from the Sub-Accounts and the Fixed Account pro rata based upon the balances of each Sub-Account and the Fixed Account. On or about August 1, 2009, all loan amounts will be transferred from the Sub-Accounts and the Fixed Account to the Loan Account in the same allocation percentages as specified for premium payments. However, we do not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan.

The amounts allocated to the Loan Account are credited with interest at the Loan Credited Rate stated in your Policy.
Loan Interest. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.
You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 4.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate charged for standard loans is currently 6.0% per year.
Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans. The initial surrender charge period expires when the surrender charge amount becomes zero as shown on the Policy Data pages of your policy.
Loan Repayment. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while the Insured is living. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts

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and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.
If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, we notify you and any assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled “Lapse and Reinstatement” below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax advisor for details.
Pre-Existing Loan. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.
If you transfer a Policy Loan from another insurer as part of a Section 1035 tax-free exchange, we treat a loan of up to 20% of your Policy Value as a preferred loan. If the amount due is more than 20% of your Policy Value, we treat the excess as a standard loan. The treatment of transferred Policy Loans is illustrated in the following example:

Transferred Policy Value	$190,000
Transferred Policy Loan	$40,000
Surrender Value	$150,000
20% of Policy Value	$38,000
Preferred Loan	$38,000
Standard Loan	$2,000
Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.
Effect on Policy Value. A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy Loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.

Surrenders and Withdrawals
Surrenders. While your Policy is in force, you may surrender the Policy. Your Policy terminates on the day we receive your written request, or the surrender effective date requested by you, whichever is later.
The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in "Charges and Deductions - Surrender Charge" below. Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. We ordinarily pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in one sum or under any of the settlement options described in "Settlement Options" below. We have set forth the tax consequences of surrendering the Policy in "Federal Taxes" below.
Partial Withdrawals. General. While the Policy is in force after the first Policy Year, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your

Policy. The minimum partial withdrawal amount is $500. You may not withdraw an amount that would reduce the Net Surrender Value below $500 or reduce the Face Amount below $50,000. We deduct a partial withdrawal service fee of $10 from your withdrawal proceeds.
We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.
You must request the partial withdrawal in writing. Your request is effective on the date received. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. Before we pay any partial withdrawal, you must provide us with a completed withholding form.
Effect on Face Amount. If you have selected Death Benefit Option 1, a partial withdrawal reduces the Face Amount of your Policy as well as the Policy Value. We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $50,000. If you have

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previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.
Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the life insurance proceeds payable under the Policy.
Tax Consequences. The tax consequences of partial withdrawals are discussed in “Federal Taxes” below.

Settlement Options
We pay the surrender proceeds or Death Benefit proceeds under the Policy in one sum or under one of the Settlement Options that we then offer. The one sum payment may be paid in a single payment or deposited to an interest bearing account, if available. You may request a Settlement Option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement Option, which amount will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.
The amount applied to a Settlement Option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest will be at least 3.5%. We may pay interest in excess of the guaranteed rate.
We currently offer the five Settlement Options described below:
Option A - Interest. We hold the proceeds, credit interest to them and pay out the funds when the person entitled to them requests.
Option B - Fixed Payments. We pay a selected monthly income until the proceeds, and any interest credits, are exhausted.
Option C - Life Income Guaranteed Period Certain. We pay the proceeds in a monthly income for as long as the payee lives, or you may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.
Option D - Joint and Survivor. We pay the proceeds in a monthly income to two payees for as long as either payee is alive. Payments stop when both payees have died. It is possible for the payees to receive only one payment, if both payees die before the second payment is due. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.
Option E - Period Certain. We pay the proceeds in monthly installments for a specified number of years, from five to twenty-five years. If the payee dies before the end of the specified period, we pay the remaining guaranteed payments to a successor payee.
In addition, we may agree to other Settlement Option plans. Write or call us to obtain information about them.
You may request that the proceeds of the Policy be paid under a Settlement Option by submitting a request to us in writing before the death of the Insured. If at the time of the Insured’s death, no Settlement Option is in effect, the Beneficiary may choose a Settlement Option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement Option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement Option or select a new one.

Maturity
In most states, the Policies have no Maturity Date. Your Policy will continue after the Insured reaches age 100 as long as the Net Surrender Value is sufficient to cover Monthly Deductions. In those states, following the Insured’s 100th birthday, we will waive any cost of insurance charge or policy fee.
Policies issued in some states, however, are required to mature on the Maturity Date. In those states, if your Policy is in force on the Maturity Date, we pay you the Net Surrender Value in one sum or you may apply the Net Surrender Value to a Settlement Option.

Lapse and Reinstatement
Lapse and Grace Period. If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Deduction Day and the Safety Net Premium feature is not in effect, your Policy may lapse. We give you a 61-day Grace Period in which to pay

24 PROSPECTUS

an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period.
At least 30 days before the end of the Grace Period, we send you a notice.
The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See “Death Benefits and Optional Insurance Benefits” on page 20. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.
Reinstatement. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy’s lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date. You cannot reinstate the Policy once it has been surrendered.

Cancellation and Conversion Rights
Free-Look Period. You may cancel your Policy by returning it to us within ten (10) days after you receive it, or after whatever longer period may be permitted by state law. If you return your Policy, the Policy terminates and, in most states, we pay you an amount equal to your Policy Value on the date we receive the Policy from you, plus any charges previously deducted. Your Policy Value usually reflects the investment experience of the Sub-Accounts and the Fixed Account as you have allocated your Net Premium. In some states, however, we are required to send you the amount of your Premiums. In those states, our current procedure is to allocate any Premium received before the end of the free-look period as described in “Allocation of Premium” above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected until 10 days after the Issue Date or, if your state’s free-look period is longer than ten days, for ten days plus the period required by state law. We will allocate Premiums received during that time to the Fixed Account. Since state laws differ as to the consequences of returning a Policy, you should refer to your Policy for specific information about your circumstances.
Conversion. In addition, during the first two Policy Years or the first two years after an increase in the Face Amount, if the Policy is in force you may amend the Policy to convert it into a non-variable universal life insurance policy. We will accomplish this by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. We will not require evidence of insurability. We will not charge you to perform this amendment.
The net amount at risk (i.e., the difference between the Death Benefit and the Policy Value) under the amended policy will be equal to or less than the net amount at risk under the previous coverage. Premiums and charges under the amended policy will be based on the same risk classification as the previous coverage.

Charges and Deductions
Premium Tax Charge and Premium Expense Charge. Before we allocate a Premium to the Policy Value, we subtract the Premium Tax Charge and the Premium Expense Charge.
The Premium Expense Charge equals 3.5% of all Premiums for the first ten policy years, and 1.5% thereafter. Of this charge, 2% of the 3.5% charge in the first ten policy years is intended to help us pay for: (a) actual sales expenses, which include agents’ sales commissions and other sales and distribution expenses; and (b) certain Federal taxes and other expenses related to the receipt of Premiums.
The Premium Tax Charge equals 2.5% of all Premiums. We do not vary the Premium Tax Charge to reflect the actual premium tax rate in individual states, or the absence of premium tax in certain states. Accordingly, the portion of this charge attributable to state premium taxes may be more or less than the premium taxes assessed in your state. We may impose the Premium Tax Charge in states that do not impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9% of the gross premium collected.
Monthly Deduction. On the Issue Date and on each Monthly Deduction Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following four items:

1)	the Policy Fee;

2)	the mortality and expense risk charge;

3)	the cost of insurance charge for your Policy; and

4)	the cost of additional benefits provided by a rider, if any.
We allocate the mortality and expense risk charge pro rata among the Sub-Accounts in proportion to the amount of your Policy Value in each Sub-Account. We allocate the remainder

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of the Monthly Deduction pro rata among the Sub-Accounts and the Fixed Account, unless you specify otherwise.
Policy Fee. The monthly policy fee is $7.50 per month. This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. In those states that do not have maturity date, the Policy Fee is waived after the Insured’s age 100.
Mortality and Expense Risk Charge. For the first fourteen Policy Years, the monthly mortality and expense risk charge is calculated at an annual rate of 0.72% of the net Policy Value allocated to the Sub-Accounts. Thereafter, we intend to charge an annual rate of 0.36%, and we guarantee that we will not charge more than 0.48%. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account. This charge compensates us for the mortality and expense risks that we assume in relation to the Policies. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Deduction Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy.
Cost of Insurance Charge. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month. The Net Amount at Risk is (a) - (b), where: (a) is the Death Benefit as of the prior Monthly Deduction Day divided by 1.0032737; and (b) is the Policy Value as of the prior Monthly Deduction Day. The cost of insurance rate is individualized depending on the Insured’s age at issue of the Policy, Policy Year, gender and payment class, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in the table on Page 5 of your Policy. Please see the following example.

Example (40-Year Old Non-Smoking Male):
Face Amount	$150,000
Death Benefit Option	1
Policy Value on the Prior Monthly Deduction Day	$30,000
Insured’s Attained Age	40
Corridor Percentage	250%
Death Benefit	$150,000
On the Monthly Deduction Day in this example, the Death Benefit as then computed would be $150,000, because the Face Amount ( $150,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 × 250% = $75,000). Since the Policy Value on that date is $30,000, the cost of insurance charges per $1000 are applied to the difference in the net amount at risk of $119,510.55(( $150,000/1.0032737) - $30,000).
Assume that the Policy Value in the above example was $70,000. The Death Benefit would then be $175,000( 250% × $70,000), since this is greater than the Face Amount

( $175,000). The cost of insurance rates in this case would be applied to the net amount at risk of $104,428.97 (($175,000/1.0032737) - $70,000).
The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction. Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decrease in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy’s death benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See “Policy Value” on page 13. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.
We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured’s age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.
We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. However, we issue unisex policies in Montana and in connection with Qualified Plans. We charge a lower current cost of insurance rate for Policies with a Face Amount of $200,000 or above and further lower the current rate for Policies with a Face Amount of $1,000,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above one of these break points, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance rate. Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 1980 Commissioners Standard Ordinary (“1980 CSO”) Smoker and Non-Smoker Mortality Table based on the Insured’s sex and age last birthday. Our cost of insurance rates for unisex Policies will never exceed a maximum based on the 1980 CSO Table B assuming a blend of 80% male and 20% female lives.
If we ever charge you a cost of insurance rate during the first five Policy Years that is greater than the rate provided by the rate scale in effect on the Issue Date we will notify you. For 60 days after we mail that notice, you may surrender your Policy without paying any surrender charge.
In those states that do not have a Maturity Date, beginning on the Policy Anniversary following the Insured’s 100th birthday, we waive all cost of insurance charges and monthly policy fees.
Rider Charges. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from

26 PROSPECTUS

your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The Rider Charges are summarized in the table on page 26 of this Prospectus. For a description of the optional riders, see “Optional Insurance Benefits” beginning on page 21.
Separate Account Income Taxes. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.
Portfolio Charges. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. The third table in “Fee Tables” above contains a summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.
We receive compensation from the investment advisors or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios’ shares held by corresponding Sub-Accounts.
Surrender Charge. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.
Initial Surrender Charge. When we issue your Policy, we determine the initial surrender charge. To determine the initial surrender charge, we multiply the Initial Face Amount of your Policy by a rate per thousand dollars of Face Amount. The applicable rate depends on the Insured’s age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is age 40 when your Policy is issued, the applicable rates per thousand are as follows:

Male Non-Smoker	$19.50
Male Smoker	$23.72
Female Non-Smoker	$17.28
Female Smoker	$19.24
Unisex Non-Smoker	$19.06
Unisex Smoker	$22.82
Accordingly, if the Insured were a male non-smoker age 40 and the Policy’s Face Amount were $150,000, the surrender charge initially would be $2,925.
The rates for each category are greater or lesser according to the age of the Insured when your Policy is issued. The maximum rates are as follows:

Male Non-Smoker	$53.98
Male Smoker	$54.11
Female Non-Smoker	$53.74
Female Smoker	$54.01
Unisex Non-Smoker	$53.72
Unisex Smoker	$54.01
If you surrender your Policy after fourteen Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the Insured’s sex, age when your Policy was issued, and the number of years elapsed since your Policy was issued. For example, the following surrender charge percentage rates would apply if the Insured were 40 years old when your Policy was issued:

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POLICY YEAR	Male, Nonsmoker Age 40	Male, Smoker Age 40	Female, Nonsmoker Age 40	Female, Smoker Age 40	Unisex, Nonsmoker Age 40	Unisex, Smoker Age 40
1	100%	100%	100%	100%	100%	100%
2	100%	100%	100%	100%	100%	100%
3	100%	100%	100%	100%	100%	100%
4	100%	100%	100%	100%	100%	100%
5	100%	100%	100%	100%	100%	100%
6	91%	91%	91%	91%	91%	91%
7	82%	82%	82%	82%	82%	82%
8	73%	73%	73%	73%	73%	73%
9	64%	64%	64%	64%	64%	64%
10	55%	55%	55%	55%	55%	55%
11	46%	46%	46%	46%	46%	46%
12	37%	37%	37%	37%	37%	37%
13	28%	28%	28%	28%	28%	28%
14	18%	18%	18%	18%	18%	18%
15	0%	0%	0%	0%	0%	0%
Thus, in the example given above, if the Policy were surrendered during the 10th Policy Year, the surrender charge would equal $1,608.75($2,925 × 55%). A different surrender charge percentage rate might apply if the Insured is older than 40 when the Policy is issued.
Surrender Charge on Increases in Initial Face Amount. If you increase the Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured’s age and smoking status at the time of the increase, rather than at the time your Policy was issued.
The surrender charge on the increase also decreases over a fourteen Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is based on the Insured’s age at the time of the increase. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.
If you decrease the Face Amount, the applicable surrender charge remains the same.
We include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent. In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.

The Premium Expense Charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include agents’ sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, the Premium Expense Charge and surrender charge paid with respect to a particular Policy may be higher or lower than the distribution expenses we incurred in connection with that Policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the Policies.
We do not subtract any portion of the then applicable surrender charge from a partial withdrawal. We do, however, subtract a partial withdrawal service fee of $10 from the amount withdrawn, to cover our expenses relating to the partial withdrawal.
Transfer Fee. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.
We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

General Policy Provisions
Beneficiaries. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.

You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive

28 PROSPECTUS

your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.
If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.

Different rules may apply if your Policy was issued in connection with a Qualified Plan.
Assignment. You may assign your Policy as collateral security, unless it was issued in connection with a Qualified Plan. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.
Dividends. We do not pay any dividend under the Policies.

About Us
Lincoln Benefit Life Company. Lincoln Benefit Life Company is a stock life insurance company engaged in the business of writing life insurance. Our offices are located at 1221 N Street, Suite 200, Lincoln, NE 68508; however, our mailing address is P.O. Box 1538, Jacksonville, IL 62651-1538. Please see also “General Information and History” in the SAI.
The Separate Account. Lincoln Benefit Life Variable Life Account is a segregated asset account of Lincoln Benefit. Lincoln Benefit owns the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Lincoln Benefit other than those arising from the Policies. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Lincoln Benefit’s other assets. Lincoln Benefit is obligated to pay all amounts promised to Policy Owners under the Policies.
The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub- Accounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges. We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.

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Federal Taxes
Introduction. The following discussion is general and is not intended as tax advice. Lincoln Benefit makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult with a qualified tax advisor familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.
Taxation of the Company and the Separate Account.
Lincoln Benefit is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Lincoln Benefit and its operations form a part of Lincoln Benefit. Therefore, the Separate Account is not taxed separately as a “Regulated Investment Company” under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies. Under current federal tax law, Lincoln Benefit believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Lincoln Benefit is legally required to accumulate and maintain in order to meet future obligations under the Policies. Lincoln Benefit does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.
Taxation of Policy Benefits. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Tax Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary’s gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.
If the Death Benefit is not received in one sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary’s income, and amounts attributable to earnings on that income (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.

If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance. Lincoln Benefit has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.
If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not a Modified Endowment Contract, policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the contract’s death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see “Federal Taxes - Modified Endowment Contracts” on page 31.
If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured’s gross estate. Examples of incidents of ownership include the right to:

•	change beneficiaries,

•	assign the Policy,

•	revoke an assignment,

•	pledge the Policy, or

•	obtain a Policy loan.
If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.
The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences

30 PROSPECTUS

of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax advisor regarding the tax attributes of the particular arrangement. We no longer sell life insurance contracts to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.
Employer Owned Life Insurance (a.k.a. “COLI”). The Pension Reform Act, enacted in 2006, includes provisions affecting the taxation of Death Benefits paid from policies owned by “Employers.” Although these policies are commonly referred to as Corporate Owned Life Insurance (“COLI”), the term “Employer” includes any person or non-natural entity such as a partnership, LLC, or corporation, which is engaged in a trade or business. The term Employer also includes a person or entity related to the policyholder under the attribution rules of Tax Code sections 267(b) or 707(b)(1), and any person or entity engaged in a trade or business which is under common control with the policyholder.
Generally for contracts issued to employers after August 17, 2008, the portion of the Death Benefit in excess of the premiums or other amounts the employer paid for the policy will be treated as income unless:

•	the insured was an employee within 12 months of death;

•	proceeds are paid to the insured's beneficiary;

•	proceeds are used to buy back any equity interest owned by the insured at the time of death; or

•	the insured was a “highly compensated employee” or “highly compensated individual.”
For purposes of the COLI rules, “highly compensated employees” are:

•	more than 5% owners;

•	directors; and

•	anyone else in the top 35% of employees ranked by pay.
“Highly compensated individuals” are individuals who are:

•	more than 10% owners;

•	one of the five highest paid officers; or

•	among the highest paid 35% of all employees.
The new COLI provision also includes notice and consent requirements, and reporting requirements.
Modified Endowment Contracts. A life insurance policy is treated as a “Modified Endowment Contract” under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the “seven-pay” test of Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the contract before the Policy will become a Modified Endowment Contract. We will not accept any Premiums that cause the Policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the Policy will become a Modified Endowment Contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a Modified

Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.
If your Policy is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your Policy is materially changed at any time, your policy must be tested to determine whether it has become a Modified Endowment Contract. A material change includes certain increases in the policy’s death benefit and the addition or increase of certain riders, rate class changes, and certain changes to Death Benefit Options that increase the Face Amount. Your Policy will be treated as though it were a new contract on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your Policy are reduced or certain changes to Death Benefit Options decrease the Face Amount during the first 7 years of the policy or during a “seven-pay period”, the seven-pay test will be applied as though the policy were initially issued with the reduced benefits. If the cumulative premiums paid into the Policy prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.
If a contract is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified Endowment Contract before the Insured’s death are treated as taxable income first, then as recovery of the investment in the contract. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:

•	distributions made on or after the date on which the taxpayer attains age 59½;

•	distributions attributable to the taxpayer’s becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or

•
any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion of any distributions from any of the contracts required to be aggregated.
Income Tax Withholding. Generally, Lincoln Benefit is required to withhold federal income tax at a rate of 10% from

31 PROSPECTUS

taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.
Generally, code Section 1441 provides that Lincoln Benefit, as a withholding agent, must withhold 30% of the taxable amounts paid to a non-resident alien not subject to FATCA. Certain payees may be subject to the Foreign Accounts Tax Compliance Act (FATCA) which would require 30% mandatory withholding for certain entities. Please see your personal tax advisor for additional information regarding FATCA. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 to certify the owners’ foreign status. Withholding on taxable distributions may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for taxable life insurance distributions.
Diversification Requirements. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract. Although Lincoln Benefit does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
Ownership Treatment. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a policy owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Subaccount investments without being treated as owners of the underlying assets of the Separate Account.
Your rights under the Policy are different than those described by the IRS in private and public rulings in which it found that policy owners were not owners of separate account assets. For example, if your Policy offers more than twenty (20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Lincoln Benefit does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.
Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
Under certain circumstances, the Tax Code may impose a generation-skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax on Investment Income. Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a tax advisor about the impact of this new tax on distributions from the Policy.

Distribution
Allstate Distributors, L.L.C. (“ADLLC”), located at 3075 Sanders Road, Northbrook, IL 60062-7127, serves as distributor of the Policies. ADLLC is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

32 PROSPECTUS

ADLLC does not sell Policies directly to purchasers. ADLLC enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Policies through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Lincoln Benefit in order to sell the Policies. Policies also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.
Lincoln Benefit offered the Policies on a continuous basis until September 13, 2004. The Policies were sold by registered representatives of broker-dealers who were our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives may be eligible for a trail commission of 0.70% of Policy Value on Policies that have been in force for at least five years. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.
Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchased a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.
To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.
Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or ADLLC and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.
ADLLC compensates its representatives who act as wholesalers, and their sales management personnel, for Policy sales. This compensation is based on a percentage of premium payments and/or a percentage of Policy values. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including any liability to Policy Owners arising out of services rendered or Policies issued.
Lincoln Benefit and ADLLC have also entered into wholesaling agreements with certain independent contractors and their broker-dealers. Under these agreements, compensation based on a percentage of premium payments and/or Contract values is paid to the wholesaling broker-dealer for the wholesaling activities of their registered representative.

33 PROSPECTUS

Legal Proceedings
There are no pending material legal proceedings to which the Separate Account or principal underwriter is a party. Lincoln Benefit is engaged in routine lawsuits, which, in our management’s judgment, are not of material importance to its respective total assets or material with respect to the Separate Account.

Legal Matters
Matters of Nebraska law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under

Nebraska law, have been passed upon by Lamson, Dugan & Murray LLP, Omaha, Nebraska.

Financial Statements
The financial statements of the Separate Account as of December 31, 2016 and for each of the two periods ended December 31, 2016, the financial statements and related financial statement schedules of Lincoln Benefit Life Company as of December 31, 2016 and December 31, 2015,

for each of the years ended December 31, 2016 and December 31, 2015,  for the period from April 1, 2014 through December 31, 2014, and for the period from January 1, 2014 through March 31, 2014, and the accompanying Reports of Independent Registered Public Accounting Firms appear in the Statement of Additional Information.

34 PROSPECTUS

Glossary of Special Terms
Please refer to this list for the meaning of the following terms:
Accumulation Unit - An accounting unit of measurement, which we use to calculate the value of a Sub-Account.
Age - The Insured’s age at his or her last birthday.
Attained Age - The Insured’s age at the last Policy Anniversary.
Beneficiary(ies) - The person(s) named by you to receive the Death Benefit under the Policy. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent
Death Benefit - The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or Policy Charges.
Face Amount - The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.
Fixed Account - The portion of the Policy Value allocated to our general account.
Grace Period - A 61-day period during which the Policy remains in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.
Insured - The person whose life is Insured under the Policy.
Issue Date - The date on which the Policy is issued, which shall be used to determine Policy Anniversaries, Policy Years and Policy Months.
Loan Account - An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.
Maturity Date - In states where the Policy has a Maturity Date, it is the Policy Anniversary following the Insured’s 100th birthday. In most states, the Policy does not have a Maturity Date.
Monthly Automatic Payment - A method of paying a Premium each month automatically, for example by bank draft or salary deduction.
Monthly Deduction - The amount deducted from Policy Value on each Monthly Deduction Day for the policy fee, mortality and expense risk charge, cost of insurance charge, and the cost of any benefit riders.
Monthly Deduction Day - The same day in each month as the Issue Date. If a month does not have that day, the deduction will be made as of the last day of the month. The day of the month on which Monthly Deductions are taken from your Policy Value.
Net Death Benefit - The Death Benefit, less any Policy Debt.
Net Investment Factor - The factor we use to determine the change in value of an Accumulation Unit in any Valuation

Period. We determine the Net Investment Factor separately for each Sub-Account.
Net Policy Value - The Policy Value, less any Policy Debt.
Net Premium - The Premium less the Premium Tax Charge and the Premium Expense Charge.
Net Surrender Value - The Policy Value less any applicable surrender charges and less any unpaid Policy Debt. The Net Surrender Value must be positive for the Policy to remain in effect, unless the Safety Net Premium feature is in effect.
Policy Anniversary - The same day and month as the Issue Date for each subsequent year the Policy remains in force.
Policy Debt - The sum of all unpaid Policy loans and accrued loan interest.
Policy Owner (“You” “Your”) - The person(s) having the rights and privileges of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.
Policy Value - The sum of the values of your interests in the Sub-Accounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.
Policy Year - Each twelve-month period beginning on the Issue Date and each Policy Anniversary.
Portfolio(s) - The underlying funds in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.
Premium - Amounts paid to us as premium for the Policy by you or on your behalf.
Qualified Plan - A pension or profit-sharing plan established by a corporation, partnership, sole proprietor or other eligible organization that is qualified for favorable tax treatment under Section 401(a) or 403(b) of the Tax Code.
SAI - Statement of Additional Information, which is available upon request.
Safety Net Premium - A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy loans made by you, are at least as great as the monthly Safety Net Premium amount times the number of months since the Issue Date.
Separate Account - The Lincoln Benefit Life Variable Life Account, which is a segregated investment account of Lincoln Benefit.
Sub-Account - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.
Surrender Value - The Policy Value less any applicable surrender charges.

35 PROSPECTUS

Tax Code, Code - The Internal Revenue Code of 1986, as amended.
Valuation Date - Each day the New York Stock Exchange is open for business. We do not determine Accumulation Unit Value on days on which the New York Stock Exchange is closed for trading.
Valuation Period - The period of time over which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.
We, Us, Our - Our company, Lincoln Benefit Life Company, sometimes referred to as “Lincoln Benefit.”
You, Your - The person having the rights and privileges of ownership in the Policy.

Where You Can Find More Information
You can call us at 1-844-768-6780 to ask us questions, to request information about the Policy, and to obtain copies of the Statement of Additional Information, personalized illustrations or other documents. You also can write to us at the address given on the first page of this Prospectus.
We have filed a Statement of Additional Information (“SAI”) with the Securities and Exchange Commission (“SEC”). The current SAI is dated May 1, 2017. The SAI contains additional information about the Policy and is incorporated by reference in this Prospectus. You can obtain a free copy of the SAI upon request, by writing us or calling at the number given above. You should read the SAI because you are bound by the terms contained in it.
We file reports and other information with the SEC. You may read and copy any document we file with the SEC,

including the SAI, at the SEC’s public reference room in Washington, DC. Please call the SEC at 1-800-SEC-0330 for information on the operation of the public reference room.
Our SEC reports and other information about us are also available to the public at the SEC’s web site at http://www.sec.gov. Copies of any of the information filed with the SEC may be obtained upon payment of a duplicating fee by writing the SEC’s Public Reference Section, 100 F Street NE, Room 1580, Washington, DC 20549-2000.
LINCOLN BENEFIT LIFE COMPANY
through its Lincoln Benefit Life Variable Life Account
1940 Act File No. 811-9154
1933 Act File No. 333-47717

36 PROSPECTUS

LBL3044RES-17

STATEMENT OF ADDITIONAL INFORMATION
CONSULTANT FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

DATE OF STATEMENT OF ADDITIONAL INFORMATION: May 1 ,2017

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
DEPOSITOR: LINCOLN BENEFIT LIFE COMPANY

This Statement of Additional Information is not a prospectus. Please review the
Prospectus, which contains information concerning the Policies described above.
You may obtain a copy of the Prospectus without charge by calling us at
1-800-865-5237 or writing to us at the address immediately below. The defined terms used in this Statement of Additional Information are as defined in the
Prospectus.

Lincoln Benefit Life Company
P.O. Box 660191
Dallas, Texas 75266-0191

GENERAL INFORMATION AND HISTORY

Description of Lincoln Benefit Life Company

State Regulation of Lincoln Benefit

Lincoln Benefit Life Variable Life Account

EXPERTS

ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts

Computation of Policy Value

Transfers Authorized by Telephone

GENERAL POLICY PROVISIONS

Statements to Policy Owners

Limit on Right to Contest

Suicide

Misstatement as to Age and Sex

ADDITIONAL INFORMATION ABOUT CHARGES

DISTRIBUTOR

DISTRIBUTION OF THE POLICY

FINANCIAL STATEMENTS

GENERAL INFORMATION AND HISTORY
Description of Lincoln Benefit Life Company. Lincoln Benefit Life Company ("Lincoln Benefit" or the "Company”) is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Our legal domicile and principal business address is 1221 N Street, Suite 200 Lincoln, NE 68508. Lincoln Benefit is a wholly-owned subsidiary of Resolution Life, Inc., a Delaware corporation, which is a wholly-owned, indirect subsidiary of Resolution Life L.P. (the "Limited Partnership"), a Bermuda limited partnership and Resolution Life (Parallel) Partnership, a Bermuda-based partnership.
We are authorized to conduct life insurance and annuity business in the District of Columbia, Guam, U.S. Virgin Islands and all states except New York. We will market the Contract everywhere we conduct variable life business. The Contracts offered by this prospectus were issued by us and will be funded in the Separate Account and/or the Fixed Account.
The Company has reinsurance agreements whereby certain premiums, contract charges, interest credited to contract holder funds, benefits and expenses are ceded to its subsidiary, Lancaster Re Captive Insurance Company, and Allstate Life Insurance Company ("Allstate Life"), Lincoln Benefit Reinsurance Company and other non-affiliated reinsurers.
Under our prior reinsurance agreement with Allstate Life, in effect through the date of the Company's acquisition by Resolution Life, Inc., substantially all contract related transactions were transferred through reinsurance agreements to Allstate Life or other third party reinsurers, and substantially all of the invested assets backing our liabilities reinsured with Allstate Life were owned by Allstate Life. Accordingly, the results of operations for the historical periods prior to April 1, 2014 with respect to applications received and contracts issued by Lincoln Benefit are reflected net of the reinsurance in Lincoln Benefit's statement of operations. The amounts reflected in our statement of operations for the historical periods prior to April 1, 2014 relate only to the investment of those assets of Lincoln Benefit that were owned by Lincoln Benefit and not assets of Allstate Life acquired with funds received under the reinsurance agreement. These assets represented our general account and were invested and managed by Allstate Life prior to the acquisition. While the reinsurance agreement provided us with financial backing from Allstate Life, it did not create a direct contractual relationship between Allstate Life and you.
On April 1, 2014, all of the capital stock in Lincoln Benefit was acquired by Resolution Life, Inc., pursuant to a Stock Purchase Agreement by and among Allstate Life, Resolution Life Holdings, Inc. ("Resolution Holdings") and the Limited Partnership. Immediately prior to that closing, Lincoln Benefit signed a Partial Commutation Agreement with Allstate Life (the "Partial Commutation Agreement''), whereby we commuted certain business previously reinsured to Allstate Life as noted above, including (a) all of the fixed deferred annuity, value adjusted deferred annuity and indexed deferred annuity business written by the Company that was previously reinsured to Allstate Life, (b) all of the life insurance business written by the Company through independent producers that was previously reinsured to Allstate Life, other than certain specified life business, and (c) all of the net liability of the Company with respect to the accident and health and long-term care insurance business written by the Company that was previously reinsured to Allstate Life ((a), (b) and (c) collectively, the “Recaptured Business”). The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you for your Contract.
Additionally, on April 1, 2014, Lincoln Benefit and Allstate Life entered into an Amended and Restated Reinsurance Agreement, pursuant to which Allstate Life reinsures business that was ceded by Lincoln Benefit to Allstate Life before the closing as noted above, with the exception of the Recaptured Business (the “ALIC Reinsured Business”). Allstate Life provides certain administrative services for the ALIC Reinsured Business and the Separate Account pursuant to an Amended and Restated Administrative Services Agreement entered into between Lincoln Benefit and Allstate Life, effective as of April 1, 2014. Allstate Life also provides certain services on a transitional basis under a Transition Services Agreement by and between Resolution Life, Inc. and Allstate Life, entered into on April 1, 2014. Allstate Life or Lincoln Benefit may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2016, consisted of the following: Merrill Communications LLC (compliance printing and mailing) and DST Systems, Inc. (FAN mail, positions, prices).

In administering the Policies, the services agreements include the following services, among others:

•	Maintenance of Policy Owner records;

•	Policy Owner services;

•	Calculation of unit values;

•	Maintenance of the Separate Account;

•	Preparation of Policy Owner statements;

•	Maintenance of fund company relationships, reports and materials; and

•	Maintenance, coordination and filing of product prospectus materials.
State Regulation of Lincoln Benefit. We are subject to the laws of Nebraska and regulated by the Nebraska Department of Insurance. Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the Department of Insurance to verify our contract liabilities and reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.
Lincoln Benefit Life Variable Life Account. Lincoln Benefit Life Variable Life Account was originally established in 1990, as a segregated asset account of Lincoln Benefit. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Lincoln Benefit.

EXPERTS
The financial statement and the related financial statement schedule for the period from January 1, 2014 through March 31, 2014 (Predecessor’s Basis) of Lincoln Benefit Life Company included in this Prospectus and the related financial statement schedule included elsewhere in the Registration Statement, have been audited by Deloitte and Touche LLP, and independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. Such financial statement and financial statement schedule are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Lincoln Benefit Life Company as of December 31, 2016 and 2015, and for each of the years ended December 31, 2015 and 2016, and for the period from April 1, 2014 through December 31, 2014, and the financial statements of the Lincoln Benefit Life Variable Life Account as of December 31, 2016 and for each of the two years in the period ended December 31, 2016 included in this Statement of Additional Information have been included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY
Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be deemed a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.
Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Subaccount will equal:

(1)	The total value of your Accumulation Units in the Subaccount; plus

(2)	Any Net Premium received from you and allocated to the Subaccount during the current Valuation Period; plus

(3)	Any Policy Value transferred to the Subaccount during the current Valuation Period; minus

(4)	Any Policy Value transferred from the Subaccount during the current Valuation Period; minus

(5)	Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Subaccount during the current Valuation Period; minus

(6)	The portion of any Monthly Deduction allocated to the Subaccount during the current Valuation Period for the Policy Month following the Monthly Deduction Day.

On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:

(1)	Any Net Premium allocated to it, plus

(2)	Any Policy Value transferred to it from the Subaccounts; plus

(3)	Interest credited to it; minus

(4)	Any Policy Value transferred out of it; minus

(5)	Any amounts withdrawn by you (plus the applicable withdrawal charge); minus

(6)	The portion of any Monthly Deduction allocated to the Fixed Account.
All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.
Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.
The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and Lincoln Benefit Life are open for business, at that day's price.
GENERAL POLICY PROVISIONS
Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Subaccounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.
In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.
Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive

Suicide. If the Insured commits suicide while sane or kills him or herself while insane within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide while sane or kills him or herself while insane, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.
Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.
ADDITIONAL INFORMATION ABOUT CHARGES
We do not assess a surrender charge on surrenders under Policies issued to employees of Allstate, or to their spouses or minor children if these individuals reside in the State of Nebraska.
DISTRIBUTOR
Allstate Distributors, L.L.C, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.
The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including liability arising out of services we provide on the Policies.

	2014	2015	2016
Commission paid to ADLLC that were paid to other broker-dealers and registered representatives	0	0	0
Commission kept by ADLLC	0	0	0
Other fees paid to ADLLC for distribution services	0	0	0

DISTRIBUTION OF THE POLICY
Lincoln Benefit offered the Policies on a continuous basis until September 13, 2004. The Policies were sold by registered representatives of broker-dealers who were our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives may be eligible for a trail commission of 0.70% of Policy Value on Policies that have been in force for at least five years. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.
Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchased a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death

Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.
FINANCIAL STATEMENTS
The financial statements of the Separate Account as of December 31, 2016 and for each of the two periods ended December 31, 2016, the financial statements and related financial statement schedules of Lincoln Benefit Life Company as of December 31, 2016 and December 31, 2015, for each of the years ended December 31, 2016 and December 31, 2015, for the period from April 1, 2014 through December 31, 2014, and for the period from January 1, 2014 through March 31, 2014, and the accompanying Reports of Independent Registered Public Accounting Firms appear in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION
CONSULTANT FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

DATE OF STATEMENT OF ADDITIONAL INFORMATION: May 1, 2017

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
DEPOSITOR: LINCOLN BENEFIT LIFE COMPANY

This Statement of Additional Information is not a prospectus. Please review the
Prospectus, which contains information concerning the Policies described above.
You may obtain a copy of the Prospectus without charge by calling us at
1-844-768-6780 or writing to us at the address immediately below. The defined terms used in this Statement of Additional Information are as defined in the
Prospectus.

Lincoln Benefit Life Company
Policyholder Services
P.O. Box 1538
Jacksonville, IL 62651-1538

GENERAL INFORMATION AND HISTORY

Description of Lincoln Benefit Life Company

State Regulation of Lincoln Benefit

Lincoln Benefit Life Variable Life Account

EXPERTS

ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts

Computation of Policy Value

Transfers Authorized by Telephone

GENERAL POLICY PROVISIONS

Statements to Policy Owners

Limit on Right to Contest

Suicide

Misstatement as to Age and Sex

ADDITIONAL INFORMATION ABOUT CHARGES

DISTRIBUTOR

DISTRIBUTION OF THE POLICY

FINANCIAL STATEMENTS

GENERAL INFORMATION AND HISTORY
Description of Lincoln Benefit Life Company. Lincoln Benefit Life Company ("Lincoln Benefit" or the "Company”) is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Our legal domicile and principal business address is 1221 N Street, Suite 200 Lincoln, NE 68508. Lincoln Benefit is a wholly-owned subsidiary of Resolution Life, Inc., a Delaware corporation, which is a wholly-owned, indirect subsidiary of Resolution Life L.P. (the "Limited Partnership"), a Bermuda limited partnership and Resolution Life (Parallel) Partnership, a Bermuda-based partnership.
We are authorized to conduct life insurance and annuity business in the District of Columbia, Guam, U.S. Virgin Islands and all states except New York. We will market the Contract everywhere we conduct variable life business. The Contracts offered by this prospectus were issued by us and will be funded in the Separate Account and/or the Fixed Account.
The Company has reinsurance agreements whereby certain premiums, contract charges, interest credited to contract holder funds, benefits and expenses are ceded to its subsidiary, Lancaster Re Captive Insurance Company, and Allstate Life Insurance Company ("Allstate Life"), Lincoln Benefit Reinsurance Company and other non-affiliated reinsurers.
Under our prior reinsurance agreement with Allstate Life, in effect through the date of the Company's acquisition by Resolution Life, Inc., substantially all contract related transactions were transferred through reinsurance agreements to Allstate Life or other third party reinsurers, and substantially all of the invested assets backing our liabilities reinsured with Allstate Life were owned by Allstate Life. Accordingly, the results of operations for the historical periods prior to April 1, 2014 with respect to applications received and contracts issued by Lincoln Benefit are reflected net of the reinsurance in Lincoln Benefit's statement of operations. The amounts reflected in our statement of operations for the historical periods prior to April 1, 2014 relate only to the investment of those assets of Lincoln Benefit that were owned by Lincoln Benefit and not assets of Allstate Life acquired with funds received under the reinsurance agreement. These assets represented our general account and were invested and managed by Allstate Life prior to the acquisition. While the reinsurance agreement provided us with financial backing from Allstate Life, it did not create a direct contractual relationship between Allstate Life and you.
On April 1, 2014, all of the capital stock in Lincoln Benefit was acquired by Resolution Life, Inc., pursuant to a Stock Purchase Agreement by and among Allstate Life, Resolution Life Holdings, Inc. ("Resolution Holdings") and the Limited Partnership. Immediately prior to that closing, Lincoln Benefit signed a Partial Commutation Agreement with Allstate Life (the "Partial Commutation Agreement''), whereby we commuted certain business previously reinsured to Allstate Life as noted above, including (a) all of the fixed deferred annuity, value adjusted deferred annuity and indexed deferred annuity business written by the Company that was previously reinsured to Allstate Life, (b) all of the life insurance business written by the Company through independent producers that was previously reinsured to Allstate Life, other than certain specified life business, and (c) all of the net liability of the Company with respect to the accident and health and long-term care insurance business written by the Company that was previously reinsured to Allstate Life ((a), (b) and (c) collectively, the “Recaptured Business”). The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you for your Contract.
Additionally, on April 1, 2014, Lincoln Benefit and Allstate Life entered into an Amended and Restated Reinsurance Agreement, pursuant to which Allstate Life reinsures business that was ceded by Lincoln Benefit to Allstate Life before the closing as noted above, with the exception of the Recaptured Business (the “ALIC Reinsured Business”). Allstate Life provides certain administrative services for the ALIC Reinsured Business and the Separate Account pursuant to an Amended and Restated Administrative Services Agreement entered into between Lincoln Benefit and Allstate Life, effective as of April 1, 2014. Allstate Life also provides certain services on a transitional basis under a Transition Services Agreement by and between Resolution Life, Inc. and Allstate Life, entered into on April 1, 2014.
Lincoln Benefit has entered into a master services agreement with Alliance-One Services, Inc., pursuant to which, effective September 14, 2015, Alliance-One Services, Inc. or an affiliate provides certain administrative services to the Separate Account and the Recaptured Business. Alliance-One Services, Inc. or Lincoln Benefit may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2016, consisted of the following: Merrill Communications LLC (compliance printing and mailing) and DST Systems, Inc. (FAN mail, positions, prices).
In administering the Policies, the services agreements include the following services, among others:

•	Maintenance of Policy Owner records;

•	Policy Owner services;

•	Calculation of unit values;

•	Maintenance of the Separate Account;

•	Preparation of Policy Owner statements;

•	Maintenance of fund company relationships, reports and materials; and

•	Maintenance, coordination and filing of product prospectus materials.
State Regulation of Lincoln Benefit. We are subject to the laws of Nebraska and regulated by the Nebraska Department of Insurance. Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the Department of Insurance to verify our contract liabilities and reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.
Lincoln Benefit Life Variable Life Account. Lincoln Benefit Life Variable Life Account was originally established in 1990, as a segregated asset account of Lincoln Benefit. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Lincoln Benefit.
EXPERTS
The financial statement and the related financial statement schedule for the period from January 1, 2014 through March 31, 2014 (Predecessor’s Basis) of Lincoln Benefit Life Company included in this Prospectus and the related financial statement schedule included elsewhere in the Registration Statement, have been audited by Deloitte and Touche LLP, and independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. Such financial statement and financial statement schedule are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Lincoln Benefit Life Company as of December 31, 2016 and 2015, and for each of the years ended December 31, 2015 and 2016, and for the period from April 1, 2014 through December 31, 2014, and the financial statements of the Lincoln Benefit Life Variable Life Account as of December 31, 2016 and for each of the two years in the period ended December 31, 2016 included in this Statement of Additional Information have been included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY
Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be deemed a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.
Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Subaccount will equal:

(1)	The total value of your Accumulation Units in the Subaccount; plus

(2)	Any Net Premium received from you and allocated to the Subaccount during the current Valuation Period; plus

(3)	Any Policy Value transferred to the Subaccount during the current Valuation Period; minus

(4)	Any Policy Value transferred from the Subaccount during the current Valuation Period; minus

(5)	Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Subaccount during the current Valuation Period; minus

(6)	The portion of any Monthly Deduction allocated to the Subaccount during the current Valuation Period for the Policy Month following the Monthly Deduction Day.
On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:

(1)	Any Net Premium allocated to it, plus

(2)	Any Policy Value transferred to it from the Subaccounts; plus

(3)	Interest credited to it; minus

(4)	Any Policy Value transferred out of it; minus

(5)	Any amounts withdrawn by you (plus the applicable withdrawal charge); minus

(6)	The portion of any Monthly Deduction allocated to the Fixed Account.
All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.
Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.
The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and Lincoln Benefit Life are open for business, at that day's price.
GENERAL POLICY PROVISIONS
Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Subaccounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.
In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.

Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive.

We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive.
Suicide. If the Insured commits suicide while sane or kills him or herself while insane within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide while sane or kills him or herself while insane, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.
Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.
ADDITIONAL INFORMATION ABOUT CHARGES
We do not assess a surrender charge on surrenders under Policies issued to employees of Allstate, or to their spouses or minor children if these individuals reside in the State of Nebraska.
DISTRIBUTOR
Allstate Distributors, L.L.C, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.
The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including liability arising out of services we provide on the Policies.

	2014	2015	2016
Commission paid to ADLLC that were paid to other broker-dealers and registered representatives	0	0	0
Commission kept by ADLLC	0	0	0
Other fees paid to ADLLC for distribution services	0	0	0

DISTRIBUTION OF THE POLICY
Lincoln Benefit offered the Policies on a continuous basis until September 13, 2004. The Policies were sold by registered representatives of broker-dealers who were our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives may be eligible for a trail commission of 0.70% of Policy Value on Policies that have been in force for at least five years. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchased a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.
FINANCIAL STATEMENTS
The financial statements of the Separate Account as of December 31, 2016 and for each of the two periods ended December 31, 2016, the financial statements and related financial statement schedules of Lincoln Benefit Life Company as of December 31, 2016 and December 31, 2015, for each of the years ended December 31, 2016 and December 31, 2015, for the period from April 1, 2014 through December 31, 2014, and for the period from January 1, 2014 through March 31, 2014, and the accompanying Reports of Independent Registered Public Accounting Firms appear in the Statement of Additional Information.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of

Lincoln Benefit Life Company

Lincoln, Nebraska

We have audited the accompanying Statements of Operations and Comprehensive Income and Cash Flows of Lincoln Benefit Life Company (the “Company”) for the period from January 1, 2014 through March 31, 2014 (Predecessor’s Basis). Our audit also included Schedule IV – Reinsurance for the period from January 1, 2014 through March 31, 2014 (Predecessor’s Basis). These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the results of operations and cash flows of Lincoln Benefit Life Company for the period from January 1, 2014 through March 31, 2014 (Predecessor’s Basis), in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule IV – Reinsurance for the period from January 1, 2014 through March 31, 2014 (Predecessor’s Basis), when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

/s/ Deloitte & Touche, LLP

Chicago, Illinois

April 13, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of Lincoln Benefit Life Company

In our opinion, the accompanying consolidated balance sheets as of December 31, 2016 and 2015 and the related consolidated statements of operations and comprehensive income, of shareholder’s equity and of cash flows for the years then ended and for the period from April 1, 2014 through December 31, 2014 present fairly, in all material respects, the financial position of Lincoln Benefit Life Company and its subsidiary (Successor) as of December 31, 2016 and 2015, and the results of their operations and their cash flows for the years then ended and for the period from April 1, 2014 through December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, Schedule I - Summary of Investments - Other than Investments in Related Parties as of December 31, 2016 and Schedule IV - Reinsurance for the years ended December 31, 2016 and 2015 and for the period from April 1, 2014 through December 31, 2014 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 3, 2017

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Consolidated Balance Sheets

December 31, 2016 and December 31, 2015

($ in thousands, except par value data and share amounts)

	December 31, 2016	December 31, 2015
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost $8,299,496 and $8,274,194)	$8,212,740	$7,945,942
Common stocks	5,100	—
Commercial mortgage loans	1,455,156	1,509,132
Policy loans	178,890	186,827
Short-term investments	129,660	184,820
Other invested assets	19,406	18,412

Total Investments	$10,000,952	$9,845,133
Cash	3,388	49,121
Accrued investment income	92,997	91,214
Reinsurance recoverables	6,280,337	5,984,458
Valuation of business acquired	186,701	247,702
Deposit receivable	1,199,537	1,250,328
Other assets	682,654	633,091
Current income tax	2,051	1,472
Deferred tax asset, net	3,686	65,040
Separate account assets	1,342,220	1,395,141

Total Assets	$19,794,523	$19,562,700

LIABILITIES
Future policy benefits and other policyholder liabilities	5,111,791	4,757,641
Policyholders’ account balances	10,935,372	11,120,565
Accrued expenses and other liabilities	104,120	95,826
Modified coinsurance payable	1,199,537	1,250,328
Other long-term debt — affiliate	659,000	608,700
Separate account liabilities	1,342,220	1,395,141

Total Liabilities	$19,352,040	$19,228,201

SHAREHOLDER’S EQUITY
Common stock, $100 par value, 30,000 shares authorized, 25,000 shares issued and outstanding	2,500	2,500
Additional paid-in capital	593,558	593,558
Accumulated other comprehensive income (loss)	(36,168)	(154,699)
Retained earnings (deficit)	(117,407)	(106,860)

Total Shareholder’s Equity	$442,483	$334,499

Total Liabilities and Shareholder’s Equity	$19,794,523	$19,562,700

See Notes to the Consolidated Financial Statements

3

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Consolidated Statements of Operations and Comprehensive Income (Loss) (Successor) and Statement of Operations and Comprehensive Income (Loss) (Predecessor)

For the Years Ended December 31, 2016 and 2015, the Period from April 1, 2014 through December 31, 2014, and the Period from January 1, 2014 through March 31, 2014

($ in thousands)

	Successor			Predecessor
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period from April 1, 2014 through December 31, 2014	For the Period from January 1, 2014 through March 31, 2014
Revenues
Premiums earned	$16,592	$8,841	$20,384	$—
Fee income from policyholders	346,027	353,932	259,169	—
Net investment income	397,083	398,931	288,571	2,350
Realized investment gains, net	73,720	113,538	46,092	285

Total revenues	$833,422	$875,242	$614,216	$2,635

Expenses
Policyholders’ benefits	449,118	351,744	216,543	—
Return credited to policyholders’ account balances	269,488	301,079	256,703	—
Operating and acquisition expenses	68,716	93,671	96,050	—

Total expenses	$787,322	$746,494	$569,296	$—

Income before federal income tax	$46,100	$128,748	$44,920	$2,635
Federal income tax expense (benefit)
Current	17,121	22,528	—	914
Deferred	(2,474)	23,566	14,234	8

Total income tax expense (benefit)	14,647	46,094	14,234	922

NET INCOME	$31,453	$82,654	$30,686	$1,713

Other comprehensive (loss) income, before tax
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	$100,439	$(290,511)	$131,433	$2,364
Reclassification adjustment for (gains) losses included in net income	(81,920)	79,023	—	285

Net unrealized investment gains (losses)	182,359	(369,534)	131,433	2,079

Other comprehensive (loss) income, before tax
Less: Income tax (benefit) related to:
Unrealized investment gains (losses) for the period	35,156	(101,679)	45,935	828
Reclassification adjustment for (gains) losses included in net income	28,672	(27,658)	—	(100)

Net unrealized investment gains (losses)	63,828	(129,337)	45,935	728

Other comprehensive (loss) income	118,531	(240,197)	85,498	1,351

Comprehensive (loss) income	$149,984	$(157,543)	$116,184	$3,064

See Notes to the Consolidated Financial Statements

4

Lincoln Benefit Life Company

Consolidated Statements of Shareholder’s Equity (Successor) and Statement of Shareholder’s Equity (Predecessor)

For the Years Ended December 31, 2016 and 2015, the Period from April 1, 2014 through December 31, 2014 and the Period from January 1, 2014 through March 31, 2014

($ in thousands, except par value data and share amounts)

	Common Stock		Additional Paid-In Capital	Retained Earnings	Accumulated Other Other Comprehensive Income (Loss)	Total Shareholder’s Equity

Predecessor	Shares	Amount
Balance, December 31, 2013	25,000	$2,500	$180,000	$157,325	$3,870	$343,695
Comprehensive income (loss)
Net income (loss)	—	—	—	1,713	—	1,713
Other comprehensive income (loss), net of tax	—	—	—	—	1,351	1,351

Total comprehensive income (loss)						3,064

Balance, March 31, 2014	25,000	$2,500	$180,000	$159,038	$5,221	$346,759

Successor
Balance, April 1, 2014	25,000	$2,500	$593,308	$—	$—	$595,808
Dividends to shareholder	—	—	—	(33,200)	—	(33,200)
Capital contribution	—	—	250	—	—	250
Comprehensive income (loss)
Net income (loss)	—	—	—	30,686	—	30,686
Other comprehensive income (loss), net of tax	—	—	—	—	85,498	85,498

Total comprehensive income (loss)						116,184

Balance, December 31, 2014	25,000	$2,500	$593,558	$(2,514)	$85,498	$679,042
Dividends to shareholder	—	—	—	(187,000)	—	(187,000)
Comprehensive income (loss)
Net income (loss)	—	—	—	82,654	—	82,654
Other comprehensive income (loss), net of tax	—	—	—	—	(240,197)	(240,197)

Total comprehensive income (loss)						(157,543)

Balance, December 31, 2015	25,000	$2,500	$593,558	$(106,860)	$(154,699)	$334,499
Dividends to shareholder	—	—	—	(42,000)	—	(42,000)
Comprehensive income (loss)
Net income (loss)	—	—	—	31,453	—	31,453
Other comprehensive income (loss), net of tax	—	—	—	—	118,531	118,531

Total comprehensive income (loss)						149,984

Balance, December 31, 2016	25,000	$2,500	$593,558	$(117,407)	$(36,168)	$442,483

See Notes to the Consolidated Financial Statements

5

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Consolidated Statements of Cash Flows (Successor) and Statement of Cash Flows (Predecessor)

For the Years Ended December 31, 2016 and 2015, the Period from April 1, 2014 through December 31, 2014 and the Period from January 1, 2014 through March 31, 2014

($ in thousands)

	Successor			Predecessor
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period from April 1, 2014 through December 31, 2014	For the Period from January 1, 2014 through March 31, 2014
Cash flows from operating activities:
Net income (loss)	$31,453	$82,654	$30,686	$1,713
Adjustments to reconcile net income (loss) to net cash:
Policy charges and fee income	(346,027)	(353,932)	(259,169)	—
Interest credited	269,488	301,079	256,703	—
Investment gains, net	(73,720)	(125,986)	(46,092)	(285)
Amortization/Accretion of bond premium, net	59,337	44,701	44,112	94
Amortization of VOBA	30,054	40,880	38,987	—
Changes in assets and liabilities:
Decrease (increase) in insurance related liabilities and policy-related balances	52,316	(24,884)	(21,964)	6,402
Decrease (increase) in receivable from/payable to affiliate	—	—	—	24,358
Deferred income tax expense (benefit)	(2,474)	23,566	14,234	921
Decrease (increase) in accrued investment income	(1,783)	5,194	6,838	—
Decrease (increase) in other assets and liabilities	(3,961)	(27,417)	31,780	(23,192)

Net cash provided by (used in) operating activities	14,683	(34,145)	96,115	10,011

Cash flows from investing activities:
Fixed maturities, available for sale
Proceeds from sales and maturities	3,806,768	4,739,792	1,844,344	21,341
Purchases	(3,823,450)	(3,703,237)	(1,898,874)	—
Commercial mortgage loans
Proceeds from sales and paydowns	265,414	164,658	150,849	—
Originations and purchases	(208,580)	(559,110)	—
Purchase of common stocks	(5,100)	—	—	—
Net purchases, sales, maturities of derivatives	2,642	(1,379)	(8,636)	—
Net purchases, sales, maturities of other investments	63,097	184,107	620,425	55,924

Net cash provided by (used in) investing activities	100,791	824,831	708,108	77,265

Cash flows from financing activities:
Policyholders’ account deposits	763,748	356,916	340,128	—
Policyholders’ account withdrawals	(905,014)	(922,215)	(1,141,289)	—
Dividends paid to shareholder	(42,000)	(187,000)	(33,200)	—
Change in overdrafts	22,059	(38,996)	39,089	—
Capital contribution	—	—	250	—

Net cash provided by (used in) financing activities	(161,207)	(791,295)	(795,022)	—

Net increase (decrease) in cash and cash equivalents	(45,733)	(609)	9,201	87,276
Cash and cash equivalents, beginning of period	49,121	49,730	40,529	5,100

Cash and cash equivalents, end of period	$3,388	$49,121	$49,730	$92,376

Supplemental schedule of cash flow information:
Cash paid during the year:
Income taxes paid	$17,700	$24,000	$—	$—
Interest paid	$7,328	$6,671	$4,585	$—
Commutation Agreement proceeds (see Note 1):
Cash received on April 1, 2014	$—	$—	$—	$143,348
Cash received subsequent to April 1, 2014	$—	$—	$—	$5,946
Invested assets transferred	$—	$—	$—	$11,482,637
Noncash activities
Issuance of vehicle note	$—	$—	$513,000	$—
Issuance of other long-term debt	$—	$—	$513,000	$—
Interest income on vehicle note	$25,069	$22,880	$15,711	$—
Interest expense on other long-term debt	$25,069	$22,880	$15,711	$—
Increase in vehicle note and other long-term debt	$50,300	$57,100	$38,600	$—
Change in modified coinsurance payable and deposit receivable	$50,791	$133,060	$166,963	$—
Bond exchanges	$11,199	—	—	—

See Notes to the Consolidated Financial Statements

6

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

1.	General

Lincoln Benefit Life Company (the “Company” or “Lincoln Benefit”) is a stock insurance company domiciled in the State of Nebraska. It is a wholly owned subsidiary of Resolution Life, Inc. (“Resolution”), which in turn is a wholly owned subsidiary of Resolution Life Holdings, Inc. (“Holdings”). Resolution was formed on July 2, 2013 under the General Corporation Law of the State of Delaware.

On April 1, 2014, Lancaster Re Captive Insurance Company (“Lancaster Re”), a Nebraska domiciled captive insurance company, became a wholly owned subsidiary of Lincoln Benefit when it was contributed to Lincoln Benefit by Resolution.

The Company became a wholly owned subsidiary of Resolution on April 1, 2014 after receiving all required regulatory approvals. Prior to this date, it was a wholly owned subsidiary of Allstate Life Insurance Company (“ALIC”). On July 17, 2013, Holdings executed a Stock Purchase Agreement (the “Purchase Agreement”) to acquire 100% of the Company from ALIC (the “Acquisition”). In November 2013, Holdings assigned the right to acquire all of Lincoln Benefit’s outstanding capital stock to Resolution pursuant to an Assignment Agreement. The purchase price was $595.8 million.

The Company is authorized to sell life insurance and retirement products in all states except New York, as well as in the District of Columbia, the U.S. Virgin Islands and Guam. Prior to July 18, 2013, the Company sold interest-sensitive, traditional and variable life insurance products through both exclusive agencies (“Allstate Financial Sales channel”) and independent master brokerage agencies. Effective July 17, 2013, sales through the independent master brokerage agencies ceased, and sales through the Allstate Financial Sales channel will continue for a period after the closing date of Acquisition. The Company operates as a single segment entity, based on the manner in which we use financial information to evaluate business performance and to determine the allocation of resources.

On April 1, 2014, immediately prior to the Acquisition, the Company, pursuant to a Partial Commutation Agreement, recaptured all deferred annuity, long-term care, accident and health and life business sold through Lincoln Benefit’s independent master brokerage agencies, other than specified life business, previously reinsured by ALIC. The primary impacts of the Partial Commutation Agreement with ALIC were the receipt of investments, the reduction of the related reinsurance recoverable and the reestablishment of deferred acquisition costs. The Company’s assets and liabilities increased by $1.33 billion and $0.19 billion, respectively. Since the Partial Commutation Agreement occurred between entities under common control, the excess of assets received and liabilities assumed was recorded as a capital contribution through additional paid-in capital.

Additionally, Lincoln Benefit and ALIC entered into an Amended and Restated Reinsurance Agreement where ALIC continues to reinsure all life insurance business written by Lincoln Benefit through the Allstate Financial Sales channel, all immediate annuities written by Lincoln Benefit prior to closing of the Acquisition, and certain term life policies written by Lincoln Benefit. Lincoln Benefit’s variable annuity business will remain reinsured by ALIC under an existing reinsurance agreement between Lincoln Benefit and ALIC. This business will continue to be administered by ALIC under an existing administrative services agreement between Lincoln Benefit and ALIC.

As part of the Acquisition, ALIC has agreed to indemnify the Company for certain liabilities related to pre-closing activities of the transferred business.

7

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Under the acquisition method of accounting, the assets acquired and liabilities assumed are recorded at fair value at the date of acquisition. The following table summarizes the fair values of assets acquired and liabilities assumed as of April 1, 2014:

($ in thousands)
Assets
Fixed maturities	$9,194,903
Commercial mortgage loans	1,263,902
Policy loans	196,451
Short-term investments	979,728
Other invested assets	1,104
Cash	40,529
Accrued investment income	103,246
Reinsurance recoverable	5,606,879
Value of business acquired	290,795
Deposit receivable	1,550,351
Intangibles	5,200
Other assets	554,176
Separate account assets	1,661,007

Total assets acquired	21,448,271

Liabilities
Future policy benefits and other policyholder liabilities	6,682,833
Policyholders’ account balances	10,367,246
Accrued expenses and other liabilities	78,026
Modified coinsurance payable	1,550,351
Other long-term debt — affiliate	513,000
Separate account liabilities	1,661,007

Total liabilities assumed	20,852,463

Net assets acquired	$595,808

Included in the assets acquired is the value of business acquired (“VOBA”), which reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the future profits embedded in the acquired contracts at the acquisition date. See Note 11 for further explanation of VOBA. The assessment of fair value in accordance with ASC 805-20-25 included the establishment of intangible assets for VOBA and various state licenses.

Basis of Presentation

The Company’s financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). The financial statements are presented for Successor and Predecessor Periods, which relate to the accounting periods after and before April 1, 2014, respectively, the date of the closing of the Acquisition. For periods after April 1, 2014, the accompanying financial statements comprise the consolidated financial statements of the Company, which include the accounts of the Company and its subsidiary. Due to the Acquisition and the application of push-down accounting, different bases of accounting have been used to prepare the Predecessor and Successor financial statements. A black line separates the Predecessor and Successor financial statements to highlight the lack of comparability between these two periods. The principal accounting policies applied in the preparation of these financial statements are set out below and in Note 2.

8

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Consolidation

The accompanying consolidated financial statements of the Successor include the accounts of Lincoln Benefit and its subsidiary, Lancaster Re. All significant intercompany balances and transactions have been eliminated on consolidation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.	Significant Accounting Policies

Cash

Cash includes cash on hand, amounts due from banks, money market securities, highly liquid overnight deposits, discount notes and commercial paper held in the ordinary course of business and other debt instruments with maturities of three months or less when purchased. Cash equivalents mainly consist of government guaranteed money market mutual funds (“MMFs”) carried at amortized cost which approximates fair value.

Investments

Fixed maturities include bonds, asset-backed securities (“ABS”) residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). Fixed maturities, which may be sold prior to their contractual maturity, are designated as available-for-sale (“AFS”) and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments and cash received from maturities and pay-downs are reflected as a component of proceeds from sales and maturities within the Consolidated Statement of Cash Flows — Successor and Statement of Cash Flows — Predecessor.

Common stocks are comprised of Federal Home Loan Bank of Chicago (“FHLB”) stock, which is carried at cost.

The Company recognizes other-than-temporary impairments (“OTTI”) for securities classified as AFS in accordance with ASC 320, Investments-Debt and Equity Securities. At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is OTTI, including but not limited to: its intent and ability to hold the impaired security until an anticipated recovery in value, the issuer’s ability to meet current and future principal and interest obligations for fixed maturity securities, the length and severity of the impairment, the financial condition and near term and long term prospects for the issuer. In making these evaluations, the Company exercises considerable judgment.

If the Company intends to sell or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, then the Company recognizes a charge to earnings for the full amount of the impairment (the difference between the amortized cost and fair value of the security). For fixed maturity securities that are considered OTTI and that the Company does not intend to sell and will not be required to sell, the Company separates the impairment into two components: credit loss and noncredit loss. Credit losses are charged to net realized investment losses and noncredit losses are charged to other comprehensive income. The credit loss component is the difference between the security’s amortized cost and the present value of its

9

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

expected future cash flows discounted at the current effective rate. The remaining difference between the security’s fair value and the present value of its expected future cash flows is the noncredit loss. For corporate bonds, historical default (by rating) data is used as a proxy for the probability of default, and loss given default (by issuer) projections are applied to the par amount of the bond. Potential losses incurred on structured securities are based on expected loss models rather than incurred loss models. Expected cash flows include assumptions about key systematic risks (e.g., unemployment rates, housing prices) and loan-specific information (e.g., delinquency rates, loan-to-value ratios). Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

Commercial mortgage loans (“CMLs”) acquired at fair value are carried at amortized cost using the effective interest rate method. CMLs held by the Company are diversified by property type and geographic area throughout the U.S. CMLs are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses. The Company estimates an allowance for loan and lease losses (“ALLL”) representing potential credit losses embedded in the CML portfolio. The estimate is based on a consistently applied analysis of the loan portfolio and takes into consideration all available information, including industry, geographical, economic and political factors.

Policy loans represent loans the Company issues to policyholders. Policy loans are carried at unpaid principal balances. Interest income on such loans is recognized as earned using the contractually agreed upon interest rate and reflected in Net investment income in the Consolidated Statement of Operations and Comprehensive Income (Loss). Generally, interest is capitalized on the associated policy’s anniversary date.

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates fair value.

Derivatives

As part of the Company’s overall risk management policy, the Company uses listed equity index options and futures and interest rate swaps to economically hedge its obligation under certain fixed indexed annuity and universal life contracts. Derivatives are carried in the Company’s Consolidated Balance Sheet either as assets within Other invested assets or as liabilities within Accrued expenses and other liabilities at estimated fair value. The Company offsets the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement. Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in Realized investment gains, net in the Consolidated Statement of Operations and Comprehensive Income (Loss). The notional amounts specified in the contracts are used to calculate contractual payments under the agreements and are generally not representative of the potential for gain or loss on these contracts.

Futures contracts are defined as commitments to buy or sell designated financial instruments based on specified prices, yields or indexes. Equity index futures contracts provide returns at specified or optional dates based upon a specified index or interest rate applied to a notional amount. The Company uses futures to hedge

10

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

exposures in indexed annuity and life contracts. Daily cash settlement of variation margins is required for futures contracts and is based on the changes in daily prices. The final settlement of futures contracts is in cash.

Index option contracts provide returns at specified or optional dates based on a specified equity index applied to the option’s notional amount. The Company purchases and writes (sells) option contracts primarily to reduce market risk associated with certain annuity and life contracts. When the Company purchases/sells option contracts at specific prices, it is required to pay/receive a premium to/from the counterparties. The amount of premium paid/received is based on the number of contracts purchased/sold, the specified price and the maturity date of the contract. The Company receives/pays cash equal to the premium of written/purchased options when the contract is established. Premiums paid are reported as a derivative asset and premiums received are reported as a derivative liability. If the option is exercised, the Company receives/pays cash equal to the product of the number of contracts and the specified price in the contract in exchange for the equity upon which the option is written/purchased. If the options are not exercised, then no additional cash is exchanged when the contract expires. Index option contracts are cash settled upon exercise and the gain or loss on the settlement is reported in Realized investment gains, net. If the option contract expires without being exercised, the premiums paid or received are reported as Realized investment gains, net and the corresponding asset or liability previously recorded is reversed. The change in the fair value of options contracts are reported in Realized investment gains, net, with an adjustment to a corresponding asset or liability.

The Company employs interest rate swaps to reduce interest rate risk associated with specific investments supporting certain annuity contracts. An interest rate swap is an agreement between two counterparties in which one stream of future interest payments is exchanged for another. Interest rate swaps usually involve the exchange of a fixed interest rate for a floating rate, or vice versa, to reduce or increase exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate. Swaps provide returns at the reset dates based on respective interest rates applied to the notional amount with the net difference in resulting interest payments settled between the counterparties. The change in the fair value of the swap is reported in Realized investment gains, net, with an adjustment to the corresponding asset or liability. Cash flows received/paid at the reset dates are reported in net investment income and consist of any differences in the amounts of contractual interest calculated due to the respective counterparties based on changes in interest rates. Swaps usually terminate upon expiration and the remaining book value is offset to Realized investment gains, net. If terminated through sale, the difference between consideration received or paid and the remaining book value is recorded to Realized investment gains, net.

The Company has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value. The Company’s embedded derivatives are equity options in life and annuity product contracts, which provide equity returns to contractholders, guaranteed minimum accumulation and withdrawal benefits in variable annuity contracts. The Company has reinsurance agreements to transfer all the risk related to guarantee minimum income, accumulation and withdrawal benefits in variable annuity contracts to third party reinsurers. None of these derivatives are designated as accounting hedging instruments and all are gross liabilities reported in policyholder account balances or future policy benefits and other policyholder liabilities. The Company also has derivatives embedded in certain inverse floater bonds which are held at fair value option. The fair value option is used for valuing these securities given the complexity of bifurcating the economic components associated with the embedded derivatives.

Investment Income and Realized Gains and Losses

Investment income primarily consists of interest and is recognized on an accrual basis using the effective yield method. Interest income for RMBS and CMBS is determined considering estimated pay-downs, including

11

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

prepayments, obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received. For RMBS and CMBS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis. Accrual of income is suspended for other-than-temporarily impaired fixed maturities when the timing and amount of cash flows expected to be received is not reasonably estimable. It is the Company’s policy to cease to carry accrued interest on debt securities that are over 90 days delinquent or where collection of interest is improbable and commercial mortgage loans in default if deemed uncollectible or over 180 days past due. The Company held one commercial mortgage loan that was delinquent in 2016 and accruals suspended. The Company held no investments in non-accrual status as of December 31, 2015.

Realized investment gains and losses, net, include gains and losses on investment sales and write-downs in value due to other-than-temporary declines in fair value. Realized capital gains and losses on investment sales, including principal payments, are determined on a specific identification basis.

Recognition of Premium Revenues and Fees, and Related Policyholders’ Benefits and Interest Credited

Prior to April 1, 2014 (the “Predecessor Period”), the Company had reinsurance agreements whereby all premiums, fee income from policyholders and returns credited to policyholders, policyholder benefits and substantially all expenses were ceded to ALIC and other reinsurers. Amounts reflected in the Statements of Operations and Comprehensive Income (Loss) are presented net of reinsurance.

Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due from policyholders. Surrenders on traditional life and death benefits are reflected in policyholder benefits.

Immediate annuities with life contingencies provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. As of April 1, 2014, the Company has reinsurance agreements to transfer all the risk related to immediate annuities existing as of or prior to the Acquisition Date.

Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the policyholder, interest credited to the policyholder account balance and contract charges assessed against the policyholder account balance. Premiums from these contracts are reported as policyholder account balances. Fee income from policyholders consist of fees assessed against the policyholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the policy prior to contractually specified dates. These charges are recognized as revenue when assessed against the policyholder account balance. Policyholder benefits include life-contingent benefit payments in excess of the policyholder account balance.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities, equity-indexed annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as policyholder account balance deposits. Policy fees for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the policyholder account balance.

12

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Returns credited to policyholder funds represents interest accrued or paid on interest-sensitive life and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life and annuities are generally based on an equity index, such as the Standard & Poor’s (“S&P”) 500 Index.

Policy charges for variable life and variable annuity products consist of fees assessed against the policyholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Policy benefits incurred for variable life and variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits.

The Company incurs costs in connection with renewal insurance business. All acquisition-related costs, including commissions, as well as all indirect costs, are expensed as incurred and reported in Other expenses on the Consolidated Statement of Operations and Comprehensive Income (Loss) for the years ended December 31, 2016 and 2015 and for the period from April 1, 2014 through December 31, 2014 (the “Successor Period”).

Reinsurance

Reinsurance accounting is applied for ceded and assumed transactions when the risk transfer provisions of ASC 944-40, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts, have been met. To meet risk transfer requirements, a long-duration reinsurance contract must transfer mortality or morbidity risks, and subject the reinsurer to a reasonable possibility of a significant loss. Those contracts that do not meet risk transfer requirements are accounted for using deposit accounting. For short duration contracts, to meet risk transfer requirements the reinsurer must assume significant insurance risk and have a reasonable possibility of experiencing significant loss.

With respect to ceded reinsurance, the Company values reinsurance recoverables on reported claims at the time the underlying claim is recognized in accordance with contract terms. For future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is reported as an asset in the Consolidated Balance Sheets (Successor). However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled. Reinsurance contracts do not relieve the Company from its obligations to policyholders, and failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible.

Prior to April 1, 2014, the Company had reinsurance agreements whereby all insurance risks represented by premiums, fee income from policyholders, returns credited to policyholder account balances, policyholder benefits and substantially all expenses were ceded to ALIC and other reinsurers. Additionally, investment income earned on the assets that supported policyholder account balances and future policy benefits and other policyholder funds were not included in the Company’s financial statements, as those assets were owned and managed by ALIC and other reinsurers under the terms of the reinsurance agreements.

Value of Business Acquired (“VOBA”)

For interest-sensitive life and annuity products, VOBA is amortized over the life of the policies in relation to the emergence of estimated gross profits (“EGPs”) from margins on mortality, interest, expenses, and surrenders, all of which are net of reinsurance and include actual realized gains and losses on investments. For non-interest

13

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

sensitive life products, such as term life insurance, VOBA is amortized in relation to premium. VOBA is reviewed periodically for loss recognition to ensure that the unamortized balance is recoverable from future earnings from the business. The carrying amount of VOBA is adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS.

Separate Accounts

Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders’ claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore are not included in the Company’s Consolidated Statement of Operations and Comprehensive Income (Successor) or Statements of Operations and Comprehensive Income (Predecessor). Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.

Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives.

Future Policy Benefits and Other Policyholder Liabilities

Policy liabilities are established for future policy benefits on certain annuity, life, and long term care policies. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in-force. Changes in policy and contract claims are recorded in policyholder benefits in the Consolidated Statement of Operations and Comprehensive Income (Loss).

For ASC 944-20 products, benefit reserves are computed using the net level premium method for individual life, annuity and long-term care policies, and are based upon estimates as to future investment yield, mortality and lapse that include provisions for adverse deviation that were prevalent at the time the reserve was initially established. Mortality, morbidity and lapse assumptions for all policies are based on the Company’s own experience and industry standards.

Liabilities for outstanding claims and claims adjustment expenses are estimates of payments to be made on life and health insurance contracts for reported claims and claims adjustment expenses. A liability is also held for claims adjustment expenses incurred but not reported as of the balance sheet date. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary. Such adjustments are reflected in current operations.

Future policy benefit reserves for fixed indexed life and annuity policies with returns linked to the performance of a specified market index are equal to the excess of the sum of the fair value of the embedded derivatives and the host (or guaranteed) component over the policyholder account balance. The change in the fair value of the embedded derivative is linked to the performance of the equity option. The host value is established as of the date of acquisition and is equal to the account value, plus the value of the unexpired options at the date of acquisition, less the embedded derivative, and accreted over the policy’s life at a constant rate of interest.

The Company holds additional liabilities for its no lapse guarantees (associated with universal life) and guaranteed minimum withdrawal benefits (associated with fixed indexed annuities). These are accounted for in accordance with ASC 944-20, Financial Services — Insurance Activities. Additional liabilities for no lapse

14

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

guarantees on universal life products are calculated based on the application of a benefit ratio (the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract). The level and direction of the change in reserves will vary over time based on the emergence of actual experience and revisions to future assumptions.

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in-force. The amount of liabilities and accruals, however, could be revised if the estimates discussed above are revised.

Policyholders’ Account Balances

Policyholder account balances represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Policyholder funds primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses.

The Company holds additional liabilities for guaranteed minimum income benefits (“GMIB”) associated with variable annuities, which are accounted for in accordance with ASC 944-20, Financial Services — Insurance Activities. The reserves for certain living benefit features, including guaranteed minimum accumulation benefits (“GMAB”) and guaranteed minimum withdrawal benefits (“GMWB”) are accounted for as embedded derivatives, with fair values calculated as the present value of expected future benefit payments to contractholders less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. The Company’s GMIB, GMAB and GMWB reserves are ceded to external reinsurers. For additional information regarding the valuation of these optional living benefit features, see Note 10.

Income Taxes — Successor

Income taxes are provided for using the asset and liability method under which deferred tax assets and liabilities are recognized for temporary differences between the financial statement and income tax bases of assets and liabilities. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The realizability of deferred tax assets is assessed at each reporting date and a deferred tax asset valuation allowance is established when there is uncertainty that such assets will be realized. Tax positions are assessed under a two-step approach, which requires the assessment of recognition and measurement. The Company reports interest expense related to income tax matters and tax penalties in other operating expenses in the Consolidated Statement of Operations and Comprehensive Income (Loss).

Income Taxes — Predecessor

The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses, accrued expenses and reinsurance recoverables. A deferred tax asset valuation allowance is established when there is uncertainty that such assets will be realized.

15

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Other Long-Term Debt

Effective April 1, 2014, and with Nebraska Department of Insurance (the “NE DOI” or the “Department of Insurance”) approval, Lancaster Re issued a variable funding Surplus Note (the “Surplus Note”) to its affiliate, Lanis, LLC. for $513.0 million and acquired from Lanis a Vehicle Note (the “Vehicle Note”) for $513.0 million. The Vehicle Note is held to support a portion of Lancaster Re’s reinsurance obligations and has been authorized as an acceptable form of reinsurance collateral pursuant to Nebraska Rev. Stat. §44-8216(8)(c)(i) which allows a special purpose financial captive insurer to establish any method of security that the Department of Insurance deems acceptable. The scheduled maturity date of the Vehicle Note is April 1, 2034, and the scheduled maturity date of the Surplus Note is April 1, 2039, although each may be cancelled earlier or extended under certain conditions. The Surplus Note does not repay principal prior to maturity and principal payment at maturity is subject to the prior approval of the Department of Insurance. With pre-approval, the Surplus Note is increased each quarter with a corresponding increase in the Vehicle Note. With Department of Insurance pre-approval, interest on the Surplus Note for the prior quarter is paid on the first day of each subsequent quarter at a rate consistent with the rate received on the Vehicle Note of 4%. The Surplus Note and Vehicle Note increased by $50.3 million, $57.1 million and $38.6 million in the Successor Periods for the years ended December 31, 2016 and 2015 and for the period from April 1, 2014 through December 31, 2014, respectively. Interest expense of $25.1 million, $22.9 million and $15.7 million was recognized in the Successor Periods for the years ended December 31, 2016 and 2015 and for the period from April 1, 2014 through December 31, 2014, respectively. The Surplus Note is unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of Lancaster Re.

Other Assets and Accrued Expenses and Other Liabilities

Other assets consist primarily of premiums due, intangible assets, the Vehicle Note and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Adoption of New Accounting Pronouncements

In November 2016, the Financial Accounting Standards Board (“FASB”) issued new guidance related to restricted cash (ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash). The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The new guidance specifies that restricted cash and cash equivalents are to be included with cash and cash equivalents in the Statement of Cash Flows. The Company will provide these additional disclosures in the Consolidated Statements of Cash Flows upon adoption date as applicable.

In June 2016, the FASB issued new guidance for recording credit losses (ASU 2016-13, Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments). The new guidance is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Current GAAP requires an “incurred loss” methodology for recognizing credit losses that delays recognition until it is probable a loss has been incurred. The amendments replace the incurred loss impairment methodology with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information. The revisions affect loans, debt securities, trade receivables, net investments in leases, off-balance-sheet credit exposures, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. Credit losses on available-for-sale fixed maturities carried at fair value will continue to be measured as other-than-temporary impairments when incurred, however, the losses will be recognized through an allowance and no longer as an adjustment to cost

16

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

basis. The new guidance will also require purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance to be recorded based on the contractual amounts due and an initial allowance recorded at the date of purchase. The Company has not yet determined the timing for adoption or estimated the effect on the Company’s consolidated financial statements. Significant implementation matters yet to be addressed include estimating lifetime expected losses on debt instruments carried at other than fair value, determining the impact of valuation allowances on the effective interest method for recognizing interest income, and updating the investment accounting system functionality to adjust valuation allowances based on changes in fair value.

In February 2016, the FASB issued a new leasing standard (ASU 2016-02, Leases (Topic 842)). The leasing standard will be effective for calendar year-end public companies beginning after December 15, 2018. Early adoption is permitted. The core principle of the proposed requirements is that an entity should recognize assets and liabilities arising from a lease. In accordance with that principle, a lessee would recognize assets and liabilities for leases with a maximum possible term of more than 12 months. A lessee would recognize a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the leased asset (the underlying asset) for the lease term. The Company is currently identifying all leases that are within the scope of this standard, and is currently evaluating the impact of this guidance on its consolidated financial statements. The adoption of this new guidance is not expected to have a material impact on the Company’s recognition of lease expense.

In January 2016, the FASB issued new guidance on the recognition and measurement of financial instruments (ASU 2016-01, Financial Instruments — Overall (Subtopic 825-10); Recognition and Measurement of Financial Assets and Financial Liabilities). The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted for the instrument-specific credit risk provision. The new guidance will require investments in equity securities to be measured at fair value with any changes valuation reported in net income, except for those equity securities that result in consolidation or are accounted for under the equity method of accounting. The new guidance will also require a deferred tax asset resulting from net unrealized losses on available-for-sale fixed maturities that are recognized in accumulated other comprehensive income (loss) to be evaluated for recoverability in combination with the Company’s other deferred tax assets. Any difference in the evaluation of deferred tax assets may also affect stockholder’s equity. Cash flows will not be affected.

In May 2015, the FASB issued new guidance on short-duration insurance contracts (Accounting Standards Update (“ASU”) 2015-09, Financial Services — Insurance (Topic 944)): Disclosures about Short-Duration Contracts). The amendments in this new guidance are effective for annual periods beginning after December 15, 2015, and interim periods within annual periods beginning after December 15, 2016. The new guidance should be applied retrospectively by providing comparative disclosures for each period presented, except for those requirements that apply only to the current period. The new guidance requires insurance entities to provide users of financial statements with more transparent information about initial claim estimates and subsequent adjustments to these estimates, including reconciling from the claim development table to the balance sheet liability; methodologies and judgments in estimating claims; and the timing, and frequency of claims. The new disclosure required by this guidance has been added to Note 8.

In May 2015, the FASB issued new guidance on fair value measurement (ASU 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)), effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years and which should be applied retrospectively to all periods presented. Earlier application is permitted. The new amendments in this ASU remove the requirement to categorize within the fair value

17

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

hierarchy all investments for which fair value is measured using the net asset value (“NAV”) per share practical expedient. In addition, the amendments remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The adoption of this guidance did not have a material impact to the Company’s consolidated financial statements.

In April 2015, the FASB issued new guidance on accounting for fees paid in a cloud computing arrangement (ASU 2015-05, Intangibles — Goodwill and Other — Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement), effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption of the new guidance is permitted and an entity can elect to adopt the guidance either: (1) prospectively to all arrangements entered into or materially modified after the effective date; or (2) retrospectively. The new guidance provides that all software licenses included in cloud computing arrangements be accounted for consistent with other licenses of intangible assets. However, if a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract, the accounting for which did not change. The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.

Effective November 18, 2014, the Company adopted new guidance on when, if ever, the cost of acquiring an entity should be used to establish a new accounting basis (“pushdown”) in the acquired entity’s separate financial statements (ASU 2014-17, Business Combinations (Topic 805): Pushdown Accounting). The guidance provides an acquired entity and its subsidiaries with an irrevocable option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. If a reporting entity elects to apply pushdown accounting, its stand-alone financial statements would reflect the acquirer’s new basis in the acquired entity’s assets and liabilities. The election to apply pushdown accounting should be determined by an acquired entity for each individual change-in-control event in which an acquirer obtains control of the acquired entity; however, an entity that does not elect to apply pushdown accounting in the period of a change-in-control can later elect to retrospectively apply pushdown accounting to the most recent change-in-control transaction as a change in accounting principle. The Company has applied pushdown accounting as a result of the Acquisition in the Successor Period, as disclosed in Note 1.

In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)) effective for fiscal years beginning after December 15, 2016 and interim periods within those years and should be applied retrospectively. In August 2015, the FASB amended the guidance (ASU 2015-14) to defer the effective date by one year, effective for the fiscal years beginning after December 15, 2017, including interim periods within that reporting period. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The new guidance will supersede nearly all existing revenue recognition guidance under GAAP; however, it will not impact the accounting for insurance contracts, leases, financial instruments and guarantees. For those contracts that are impacted by the new guidance, the guidance will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. The adoption of this guidance will not have a material impact to the Company’s consolidated financial position, results of operations or financial statement disclosures.

18

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

3.	Investments

The amortized cost, gross unrealized gains and losses and fair value for fixed maturities as of December 31, 2016 and 2015 were as follows:

December 31, 2016 — Successor ($ in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Embedded Derivatives(1)	Fair Value
Fixed maturities
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies, available for sale	$508,635	$7,681	$(14,979)	$—	$501,337
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies, at fair value option	15,348	—	—	(733)	14,615
Obligations of U.S. States and Political Subdivisions	702,415	15,936	(8,614)	—	709,737
Foreign government	31,009	303	(3,257)	—	28,055
All other corporate securities	5,963,354	74,854	(151,382)	—	5,886,826
ABS	512,486	5,370	(10,093)	—	507,763
CMBS	385,757	1,283	(5,778)	—	381,262
RMBS	180,492	5,556	(2,903)	—	183,145

Total fixed maturities	$8,299,496	$110,983	$(197,006)	$(733)	$8,212,740
Equity securities	5,100	—	—	—	5,100

Total fixed maturities and equity securities investments	$8,304,596	$110,983	$(197,006)	$(733)	$8,217,840

December 31, 2015 — Successor ($ in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Embedded Derivatives(1)	Fair Value
Fixed maturities
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$163,096	$5,563	$(81)	$—	$168,578
Obligations of U.S. States and Political Subdivisions	712,948	14,827	(7,018)	—	720,757
Foreign government	72,042	202	(10,601)	—	61,643
All other corporate securities	6,060,561	31,263	(353,149)	—	5,738,675
ABS	542,503	2,517	(8,229)	—	536,791
CMBS	513,316	627	(7,244)	—	506,699
RMBS	209,728	4,600	(1,529)	—	212,799

Total fixed maturities	$8,274,194	$59,599	$(387,851)	$—	$7,945,942

(1)	Embedded derivatives within fixed maturity securities held at fair value option are reported with the host investment. The change in fair value of embedded derivatives are reported in Realized Investment Gains, net in the Consolidated Statement of Operations and Comprehensive Income (Loss).

19

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Scheduled Maturities

The scheduled maturities for fixed maturities are as follows as of December 31, 2016:

($ in thousands)	Amortized Cost	Fair Value
Due in one year or less	$89,822	$90,008
Due after one year through five years	1,095,001	1,111,271
Due after five years through ten years	1,443,613	1,469,357
Due after ten years	4,176,392	4,056,041

Total before asset and mortgage-backed securities	$6,804,828	$6,726,677
Asset and mortgage-backed securities	1,494,668	1,486,063

Total fixed maturities	$8,299,496	$8,212,740

Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers. Asset and mortgage-backed securities are shown separately because of the potential for prepayment of principal prior to contractual maturity dates.

20

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Commercial Mortgage Loans

The Company diversifies its commercial mortgage loan portfolio by geographical region to reduce concentration risk. The following table presents the Company’s commercial mortgage loan portfolio by geographical region as of December 31, 2016 and 2015:

($ in thousands)	December 31, 2016	December 31, 2015
Alabama	$1,287	$1,508
Arizona	20,389	34,911
California	255,023	336,310
Colorado	57,269	57,207
Connecticut	25,317	25,374
Florida	123,194	86,698
Georgia	65,414	67,213
Hawaii	6,099	7,134
Illinois	114,549	92,813
Iowa	1,033	1,266
Kansas	9,200	9,200
Kentucky	7,154	7,696
Maine	3,686	3,905
Maryland	20,975	33,844
Massachusetts	77,772	90,897
Minnesota	132,395	148,346
Nevada	84,721	14,262
New Jersey	65,908	68,720
New York	66,502	94,985
North Carolina	55,851	58,078
Ohio	38,611	36,954
Oklahoma	—	10,803
Pennsylvania	31,929	41,975
South Carolina	1,948	2,532
Tennessee	3,238	5,278
Texas	133,020	107,279
Utah	42,641	44,366
Virginia	1,676	2,353
Washington	3,681	11,550
Wisconsin	4,674	5,675
General allowance for loan loss	—	—

Total commercial mortgage loans	$1,455,156	$1,509,132

21

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Credit Quality of Commercial Mortgage Loans

The credit quality of commercial mortgage loans held-for-investment were as follows at December 31, 2016 and 2015:

	Recorded Investment
	Debt Service Coverage Ratios
December 31, 2016 ($ in thousands)	> 1.20x	1.00x - 1.20x	< 1.00x	Total	% of Total	Estimated Fair Value	% of Total
Loan-to-value ratios:
Less than 65%	$785,149	$36,743	$11,354	$833,246	57.3%	$848,702	57.9%
65% to 75%	581,188	25,317	—	606,505	41.7	601,587	41.1
76% to 80%	10,493	—	—	10,493	0.7	10,494	0.7
Greater than 80%	4,912	—	—	4,912	0.3	4,330	0.3

Total	$1,381,742	$62,060	$11,354	$1,455,156	100.0%	$1,465,113	100.0%

	Recorded Investment
	Debt Service Coverage Ratios
December 31, 2015 ($ in thousands)	> 1.20x	1.00x - 1.20x	< 1.00x	Total	% of Total	Estimated Fair Value	% of Total
Loan-to-value ratios:
Less than 65%	$869,470	$85,869	$19,862	$975,201	64.6%	$1,000,948	65.1%
65% to 75%	508,557	25,374	—	533,931	35.4	535,690	34.9
76% to 80%	—	—	—	—	0.0	—	0.0
Greater than 80%	—	—	—	—	0.0	—	0.0

Total	$1,378,027	$111,243	$19,862	$1,509,132	100.0%	$1,536,638	100.0%

As of December 31, 2016 and 2015, the Company had no allowance for credit losses for commercial mortgage loans. As of December 31, 2016, $1,450.3 million of commercial mortgage and other loans were in current status and one commercial mortgage loan with book value of $4.9 million was between 90-179 days past due. As of December 31, 2015, $1,509.1 million of commercial mortgage loans were in current status with no commercial mortgage or other loans classified as past due. The Company defines current in its aging of past due commercial mortgage and other loans as less than 30 days past due.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. During 2016 and 2015, the Company did not record any impairments related to commercial mortgage loans. For 2016, the fair value of the collateral less costs to sell the past due loan, described above, exceeded book value.

The Company’s commercial mortgages may occasionally be involved in a troubled debt restructuring. As of December 31, 2016 and 2015, the Company had no commitments to fund to borrowers that have been involved in a troubled debt restructuring. As of December 31, 2016 and 2015, the Company had no new troubled debt restructurings related to commercial mortgages and no payment defaults on commercial mortgages other than as described above.

22

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Other Invested Assets

The following table sets forth the composition of “Other invested assets” as of December 31, 2016 and 2015:

Amortized Cost

($ in thousands)	December 31, 2016	December 31, 2015
Low income housing tax credit properties	$457	$677
Derivatives	18,949	17,735

	$19,406	$18,412

Net Investment Income

Net investment income for Successor Periods for the years ended December 31, 2016 and 2015 and the period from April 1, 2014 through December 31, 2014 and the Predecessor Period from January 1, 2014 through March 31, 2014 were as follows:

	Successor			Predecessor
($ in thousands)	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period from April 1, 2014 through December 31, 2014	For the Period from January 1, 2014 through March 31, 2014
Fixed maturities	$330,707	$334,931	$231,972	$2,461
Commercial mortgage loans	69,360	63,028	49,417	—
Cash, cash equivalents and short-term investments	1,007	511	4,786	16
Other investment income	8,845	9,543	7,353	—

Gross investment income	$409,919	$408,013	$293,528	$2,477
Investment expenses	12,836	9,082	4,957	127

Net investment income	$397,083	$398,931	$288,571	$2,350

23

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Realized Investment Gains and Losses

Realized investment gains and losses for Successor Periods for the years ended December 31, 2016 and 2015 and the period from April 1, 2014 through December 31, 2014 and the Predecessor Period from January 1, 2014 through March 31, 2014 were as follows:

	Successor			Predecessor
($ in thousands)	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period from April 1, 2014 through December 31, 2014	For the Period from January 1, 2014 through March 31, 2014
Realized investment gains, net
Fixed maturities, available for sale	$66,560	$120,421	$25,795	$285
Fixed maturities, at fair value option(1)	(733)	—	—	—
Commercial mortgage loans	4,037	2,325	2,880	—
Derivatives	3,856	(9,208)	17,417	—

Net realized gains	$73,720	$113,538	$46,092	$285

(1)	Relates to embedded derivatives within fixed maturity securities that are held at fair value option.

There were no other-than-temporary impairment losses recorded in the Successor Periods for the years ended December 31, 2016 and 2015 and for the period from April 1, 2014 through December 31, 2014.

There were no other-than-temporary impairment losses recorded in the Predecessor Period from January 1, 2014 through March 31, 2014. No other-than-temporary impairment losses were included in accumulated other comprehensive income as of December 31, 2016 or 2015.

Proceeds from sales of fixed maturities and gross realized investment gains and losses for Successor Periods for the years ended December 31, 2016 and 2015 and for the period from April 1, 2014 through December 31, 2014 and the Predecessor Period for the period from January 1, 2014 through March 31, 2014 were as follows:

	Successor			Predecessor
($ in thousands)	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period from April 1, 2014 through December 31, 2014	For the Period from January 1, 2014 through March 31, 2014
Fixed maturities, available-for-sale
Proceeds from sales	$3,027,998	$3,864,356	$1,427,135	$5,277
Gross investment gains from sales	109,282	142,534	27,224	317
Gross investment losses from sales	(35,136)	(16,348)	(2,755)	(32)

Proceeds from sales excludes non-taxable exchanges of $11.1 million, $72.4 million and $3.0 million for the years ended December 31, 2016 and 2015 and for the period from April 1, 2014 through December 31, 2014, respectively.

24

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Unrealized Investment Gains and Losses — Successor

The following table summarizes the gross unrealized losses and fair value of fixed maturities by the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2016 and 2015:

Fixed Maturities Available for Sale in a Loss Position

	Less than 12 months		Greater than 12 months
December 31, 2016 ($ in thousands)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$276,025	$(14,951)	$1,059	$(28)	$277,084	$(14,979)
Obligations of U.S. States and Political Subdivisions	206,090	(8,314)	5,274	(300)	211,364	(8,614)
Foreign government	769	(34)	14,632	(3,223)	15,401	(3,257)
All other corporate securities	2,385,689	(94,085)	512,710	(57,297)	2,898,399	(151,382)
ABS	204,555	(8,456)	39,450	(1,637)	244,005	(10,093)
CMBS	228,303	(5,231)	43,903	(547)	272,206	(5,778)
RMBS	61,058	(1,659)	40,454	(1,244)	101,512	(2,903)

Total fixed maturities	$3,362,489	$(132,730)	$657,482	$(64,276)	$4,019,971	$(197,006)

	Less than 12 months		Greater than 12 months
December 31, 2015 ($ in thousands)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$18,639	$(77)	$98	$(4)	$18,737	$(81)
Obligations of U.S. States and Political Subdivisions	207,889	(6,983)	4,030	(35)	211,919	(7,018)
Foreign government	41,507	(8,665)	5,965	(1,936)	47,472	(10,601)
All other corporate securities	3,523,371	(293,131)	209,474	(60,018)	3,732,845	(353,149)
ABS	397,884	(7,031)	15,040	(1,198)	412,924	(8,229)
CMBS	437,244	(7,164)	8,419	(80)	445,663	(7,244)
RMBS	65,470	(776)	29,659	(753)	95,129	(1,529)

Total fixed maturities	$4,692,004	$(323,827)	$272,685	$(64,024)	$4,964,689	$(387,851)

Portfolio Monitoring

The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed maturity security whose carrying value may be other-than-temporarily impaired.

25

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

For each fixed maturity security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is considered other than temporary and is recorded in earnings.

If the Company has not made the decision to sell the fixed maturity security and it is not more likely than not the Company will be required to sell the fixed maturity security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security’s original or current effective rate, as appropriate, and compares this to the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed maturity security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income.

The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company’s evaluation of other-than-temporary impairment for these fixed maturity securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost.

26

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains and Losses in AOCI

($ in thousands) Predecessor	Net Unrealized Gain (Losses) on Investments	VOBA	Future Policy Benefits and Policyholders’ Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2013	$5,954	$—	$—	$(2,084)	$3,870
Net investment gains and losses on investments arising during the period	2,364	—	—	(828)	1,536
Reclassification adjustment for gains and losses included in net income	285	—	—	(100)	185

Balance, March 31, 2014	$8,033	$—	$—	$(2,812)	$5,221

Successor
Balance, April 1, 2014	$—	$—	$—	$—	$—
Net investment gains and losses on investments arising during the period	159,261	—	—	(55,675)	103,586
Reclassification adjustment for gains and losses included in net income	—	—	—	—	—
Impact of net unrealized investment gains and losses on VOBA	—	(20,287)	—	7,100	(13,187)
Impact of net unrealized investment gains and losses on future policy benefits and policyholders’ account balances	—	—	(7,541)	2,640	(4,901)

Balance, December 31, 2014	$159,261	$(20,287)	$(7,541)	$(45,935)	$85,498
Net investment gains and losses on investments arising during the period	(408,019)	—	—	142,807	(265,212)
Reclassification adjustment for gains and losses included in net income	79,023	—	—	(27,658)	51,365
Impact of net unrealized investment gains and losses on VOBA	—	57,061	—	(19,971)	37,090
Impact of net unrealized investment gains and losses on future policy benefits and policyholders’ account balances	—	—	60,447	(21,157)	39,290

Balance, December 31, 2015	$(327,781)	$36,774	$52,906	$83,402	$(154,699)
Net investment gains and losses on investments arising during the period	160,311	—	—	(56,111)	104,200
Reclassification adjustment for gains and losses included in net income	(81,920)	—	—	28,672	(53,248)
Impact of net unrealized investment gains and losses on VOBA	—	(30,948)	—	10,832	(20,116)
Impact of net unrealized investment gains and losses on future policy benefits and policyholders’ account balances	—	—	(28,924)	10,123	(18,801)

Balance, December 31, 2016	$(85,550)	$5,826	$23,982	$19,574	$(36,168)

27

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

4.	Derivative Financial Instruments

See Note 2 for a description of the Company’s accounting policies for derivatives and Note 5 for information about the fair value hierarchy for derivatives.

The following table provides a summary of the notional and fair value positions of derivative financial instruments as of December 31, 2016 and 2015:

($ in thousands)	December 31, 2016				December 31, 2015
	Notional		Gross Fair Value		Notional		Gross Fair Value
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Assets
Equity Options	$410,500	$419,225	$34,248	$(15,158)	$879,853	$839,994	$28,588	$(10,961)
Futures	16,913	—	—	(141)	15,373	—	108	—
Liabilities
Policyholders account balances
Derivatives embedded in life and annuity contracts
Equity-indexed annuity contracts(2)	$—	$1,281,993	$—	$(55,871)	$—	$1,494,084	$—	$(64,138)
Equity-indexed life contracts	—	460,261	—	(23,803)	—	401,511	—	(11,701)
Guaranteed accumulation benefits(1)	—	77,212	—	(6,724)	—	95,752	—	(7,499)
Guaranteed withdrawal benefits(1)	—	11,064	—	(111)	—	13,264	—	(315)

(1)	As of April 1, 2014, these amounts were ceded in accordance with the Company’s reinsurance agreements
(2)	Notional amount represents account value of equity indexed contracts

The standardized ISDA Master Agreement under which the Company’s derivative transactions are executed include provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related Credit Support Annex (“CSA”) have been executed. At December 31, 2016 and 2015, the Company held $0.9 million and $0.8 million in cash and securities collateral pledged to trade counterparties respectively. This cash collateral is reported in Cash on the Consolidated Balance Sheet.

28

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

The following table presents the amount and location of gains (losses) recognized in income, net of reinsurance, for derivatives that were not designated or qualifying as hedging instruments for the Successor Period for the years ended December 31, 2016 and 2015, and for the period from April 1, 2014 through December 31, 2014:

	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015		For the Period from April 1, 2014 through December 31, 2014
($ in thousands)	Realized Investment Gains (Losses)	Policyholder Benefits	Realized Investment Gains (Losses)	Policyholder Benefits	Realized Investment Gains (Losses)	Policyholder Benefits
Assets
Equity options	$2,472	$—	$(7,557)	$—	$15,230	$—
Futures	884	—	(1,651)	—	2,187	—
Interest rate swaps	500	—	—	—	—	—
Liabilities
Policyholders’ account balances
Equity-indexed annuity contracts	$—	$8,267	$—	$(478)	$—	$(5,622)
Equity-indexed life contracts	—	(121)	—	956	—	90

The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments for the Predecessor Period from January 1, 2014 through March 31, 2014:

	For the Period from January 1, 2014 through March 31, 2014
($ in thousands)	Interest Credited(1)	Policyholder Benefits(1)
Liabilities
Policyholders’ account balances
Derivatives embedded in life and annuity contracts	$16,427	$946

(1)	Prior to April 1, 2014, these amounts were ceded in accordance with the Company’s reinsurance agreements.

29

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

5.	Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Consolidated Balance Sheets (Successor) at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1	Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2	Assets and liabilities whose values are based on the following:

(a) Quoted prices for similar assets or liabilities in active markets;

(b) Quoted prices for identical or similar assets or liabilities in markets that are not active; or

(c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3	Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company’s processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

30

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Successor

There are no assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2016 or 2015. The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2016 and 2015:

December 31, 2016
Description for Each Class of Asset or Liability ($ in thousands)	Level 1	Level 2	Level 3	Total
Assets at fair value
Fixed maturities
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies, available for sale	$97,836	$396,928	$6,573	$501,337
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies, at fair value option(1)	—	14,615	—	14,615
Obligations of U.S. States and Political Subdivisions	—	709,737	—	709,737
Foreign government	—	28,055	—	28,055
All other corporate securities	—	5,867,475	19,351	5,886,826
ABS	—	481,628	26,135	507,763
CMBS	—	381,262	—	381,262
RMBS	—	183,145	—	183,145
Equity securities	5,100	—	—	5,100
Short term investments	129,660	—	—	129,660
Other invested assets
Equity options	19,090	—	—	19,090
Futures	(141)	—	—	(141)
Separate accounts assets	1,342,220	—	—	1,342,220

Total assets at fair value	$1,593,765	$8,062,845	$52,059	$9,708,669

Liabilities at fair value
Policyholders’ account balances
Equity indexed annuity contracts	$—	$—	$(55,871)	$(55,871)
Equity indexed life contracts	—	(23,803)	—	(23,803)
Guaranteed minimum accumulation benefits	—	—	(6,724)	(6,724)
Guaranteed minimum withdrawal benefits	—	—	(111)	(111)
Separate accounts liabilities	(1,342,220)	—	—	(1,342,220)

Total liabilities at fair value	$(1,342,220)	$(23,803)	$(62,706)	$(1,428,729)

(1)	Embedded derivatives within fixed maturity securities held at fair value option are reported with the host investment. The change in fair value of embedded derivatives are reported in Realized Investment Gains, net in the Consolidated Statement of Operations and Comprehensive Income (Loss).

31

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

December 31, 2015
Description for Each Class of Asset or Liability ($ in thousands)	Level 1	Level 2	Level 3	Total
Assets at fair value
Fixed maturities
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$10,621	$157,957	$—	$168,578
Obligations of U.S. States and Political Subdivisions	—	720,757	—	720,757
Foreign government	—	61,643	—	61,643
All other corporate securities	—	5,727,155	11,520	5,738,675
ABS	—	522,531	14,260	536,791
CMBS	—	506,699	—	506,699
RMBS	—	212,799	—	212,799
Short term investments	166,358	18,462	—	184,820
Other invested assets
Equity options	17,627	—	—	17,627
Futures	108	—	—	108
Separate accounts assets	1,395,141	—	—	1,395,141

Total assets at fair value	$1,589,855	$7,928,003	$25,780	$9,543,638

Liabilities at fair value
Policyholders’ account balances
Equity indexed annuity contracts	$—	$—	$(64,138)	$(64,138)
Equity indexed life contracts	—	(11,701)	—	(11,701)
Guaranteed minimum accumulation benefits	—	—	(7,499)	(7,499)
Guaranteed minimum withdrawal benefits	—	—	(315)	(315)
Separate accounts liabilities	(1,395,141)	—	—	(1,395,141)

Total liabilities at fair value	$(1,395,141)	$(11,701)	$(71,952)	$(1,478,794)

There were no transfers between Level 1 and Level 2 during 2016. In 2015, U.S. Treasury securities were transferred to Level 1 as those securities are traded in an active market.

Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis

Fixed Maturities

The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. U.S. Treasury securities are included within Level 1 due to the market activity. Typical inputs used by these pricing services include but are not limited to, reported trades,

32

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made. No private placement securities were classified as Level 3 as of December 31, 2016 or 2015.

Short-term Investments

Short-term investments include money market instruments, highly liquid debt instruments and certain other investments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2. Short-term investments classified within Level 3 primarily consist of commercial mortgage loans. The fair value of the commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans. No short-term investments were classified as Level 3 as of December 31, 2016 or 2015.

Other Invested Assets

The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives.

33

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Separate Account Assets and Liabilities

Separate account assets and liabilities consist principally of investments in mutual fund shares. The fair values are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy.

Policyholders’ Account Balances

The liabilities for guarantees primarily associated with the optional living benefit features of certain variable annuity contracts and equity indexed annuity contracts are calculated as the present value of future expected benefit payments to contractholders less the present value of assessed rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Level 3 Fair Value Measurements

The following table summarizes quantitative information about the significant unobservable inputs used in Level 3 fair value measurements as of December 31, 2016 and 2015:

December 31, 2016
($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average
Equity indexed annuity contracts	$(55,871)	Option Pricing Technique	Projected Option Cost	1.40% - 1.84%	1.45%

December 31, 2015
($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average
Equity indexed annuity contracts	$(64,138)	Option Pricing Technique	Projected Option Cost	1.40% - 2.11%	1.70%

34

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Excluded from the table above at December 31, 2016 and 2015 are approximately $52 million and $26 million, respectively, Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not reasonably available. These investments primarily consist of certain public debt securities with limited trading activity, including asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company’s reporting significantly higher or lower fair value measurements for these Level 3 investments.

The table above also excludes underlying quantitative inputs related to liabilities held for the Company’s guaranteed minimum accumulation benefits and guaranteed withdrawal benefits. These liabilities are not developed by the Company as they are 100% ceded to external reinsurers. The development of these liabilities generally involve actuarially determined models and could result in the Company reporting significantly higher or lower fair value measurements for these Level 3 investments.

35

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis for the years ended December 31, 2016 and 2015 and the period from April 1, 2014 through December 31, 2014:

($ in thousands)	Balance, January 1, 2016	Net income (loss)	OCI	Transfers to Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance, December 31, 2016
Assets
Fixed income maturities
U.S Treasury Securities and Obligations of U.S. Government Authority and Agencies, available for sale	$—	$(491)	$187	$—	$—	$6,877	$—	$—	$—	$6,573
All other corporate securities	11,520	(123)	(246)	15,370	(4,483)	—	(955)	—	(1,732)	19,351
ABS	14,260	(53)	347	3,093	—	11,165	—	—	(2,677)	26,135
Liabilities
Equity indexed annuity contracts	(64,138)	8,267	—	—	—	—	—	—	—	(55,871)
Guaranteed minimum accumulation benefits and guaranteed minimum withdrawal benefits(1)	(7,814)	979	—	—	—	—	—	—	—	(6,835)

($ in thousands)	Balance, January 1, 2015	Net income (loss)	OCI	Transfers to Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance, December 31, 2015
Assets
Fixed income maturities
All other corporate securities	$7,336	$(282)	$30	$13,255	$(2,386)	$—	$—	$—	$(6,433)	$11,520
ABS	5,250	134	(2,338)	17,191	—	—	(5,000)	—	(977)	14,260
CMBS	2,693	23,506	314	—	—	—	(20,192)	—	(6,321)	—
Short-term investments	23,713	14	—	—	—	—	—	—	(23,727)	—
Liabilities
Equity indexed annuity contracts	(63,660)	(478)	—	—	—	—	—	—	—	(64,138)
Guaranteed minimum accumulation benefits and guaranteed minimum withdrawal benefits(1)	(6,733)	(1,081)	—	—	—	—	—	—	—	(7,814)

($ in thousands)	Balance, April 1, 2014	Net income (loss)	OCI	Transfers to Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance, December 31, 2014
Assets
Fixed income maturities
All other corporate securities	$396,694	$4,514	$(7,472)	$—	$(289,172)	$—	$(97,228)	$—	$—	$7,336
ABS	436	—	(55)	—	—	4,930	—	—	(61)	5,250
CMBS	3,397	2,179	(314)	—	—	—	—	—	(2,569)	2,693
Short-term investments	24,095	29	—	—	—	—	(411)	—	—	23,713
Liabilities
Equity indexed annuity contracts	(58,038)	(5,622)	—	—	—	—	—	—	—	(63,660)
Guaranteed minimum accumulation benefits and guaranteed minimum withdrawal benefits(1)	(8,499)	1,766	—	—	—	—	—	—	—	(6,733)

(1)	These amounts are 100% ceded in accordance with the Company’s reinsurance agreements.

36

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Transfers into Level 3 are generally the result of unobservable inputs utilized within the valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

The following table presents the fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value as of December 31, 2016 and 2015:

December 31, 2016 ($ in thousands)
	Level 1	Level 2	Level 3	Total
Assets
Commercial mortgage loans	$—	$—	$1,465,113	$1,465,113
Policy loans	—	—	178,890	178,890
Cash	648	—	—	648
Vehicle note	—	—	684,855	684,855

Total assets at fair value	$648	$—	$2,328,858	$2,329,506

Liabilities at fair value
Policyholders’ account balances — investment contracts	$—	$—	$5,418,188	$5,418,188
Other long-term debt	—	—	684,855	684,855

	$—	$—	$6,103,043	$6,103,043

December 31, 2015 ($ in thousands)
	Level 1	Level 2	Level 3	Total
Assets
Commercial mortgage loans	$—	$—	$1,536,638	$1,536,638
Policy loans	—	—	186,827	186,827
Cash	49,121	—	—	49,121
Vehicle note	—	—	638,270	638,270

Total assets at fair value	$49,121	$—	$2,361,735	$2,410,856

Liabilities at fair value
Policyholders’ account balances — investment contracts	$—	$—	$5,967,973	$5,967,973
Other long-term debt	—	—	638,270	638,270

	$—	$—	$6,606,243	$6,606,243

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans.

37

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Policy Loans

The fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result, the carrying value of the policy loans approximates the fair value.

Cash

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value.

Vehicle Note and Other Long-Term Debt

The fair value of the Vehicle note and Other long-term debt is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate.

Policyholders’ Account Balances — Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Predecessor

Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis

Level 1 Measurements

•	Fixed maturities: Comprise certain U.S. Treasuries. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

•	Short-term: Comprise actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

•	Separate account assets: Comprise actively traded mutual funds that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested and obtained daily from the fund managers.

Level 2 Measurements

•	Fixed maturities

U.S. government and agencies: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

38

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Municipal: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Corporate, including privately placed: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. Also included are privately placed securities valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.

Foreign government: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

RMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads.

CMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads.

•	Short-term: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. For certain short-term investments, amortized cost is used as the best estimate of fair value.

Level 3 Measurements

•	Policyholder account balances — Successor; contractholder funds Predecessor: Derivatives embedded in certain life and annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models primarily use stochastically determined cash flows based on the contractual elements of embedded derivatives, projected option cost and applicable market data, such as interest rate yield curves and equity index volatility assumptions. These are categorized as Level 3 as a result of the significance of nonmarket observable inputs.

39

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the period from January 1, 2014 through March 31, 2014:

($ in thousands)		Total gains (losses) included in:
	Balance as of January 1, 2014	Net income(1)	OCI	Transfers into Level 3	Transfers out of Level 3
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(267,859)	$18,525	$—	$—	$—

Total recurring Level 3 liabilities	$(267,859)	$18,525	$—	$—	$—

	Purchases	Sales	Issues	Settlements	Balance as of March 31, 2014
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(3,764)	$2,612	$(250,486)

Total recurring Level 3 liabilities	$—	$—	$(3,764)	$2,612	$(250,486)

(1)	The amount attributable to derivatives embedded in life and annuity contracts was reported as follows: $17.6 million in interest credited to contractholder funds and $946 thousand in contract benefits. These amounts were ceded in accordance with the Company’s reinsurance agreements.

Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. Transfers between level categorizations may also occur due to changes in the valuation source. For example, in situations where a fair value quote is not provided by the Company’s independent third-party valuation service provider and as a result the price is stale or has been replaced with a broker quote whose inputs have not been corroborated to be market observable, the security is transferred into Level 3. Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized and changes in unrealized gains and losses in the quarter of transfer are reflected in the Level 3 rollforward table.

There were no transfers between Level 1 and Level 2 during the period from January 1, 2014 through March 31, 2014.

The following table provides the change in unrealized gains and losses included in net income for Level 3 assets and liabilities:

($ in thousands)	Period from January 1, 2014 through March 31, 2014
Liabilities
Policyholders’ account balances:
Derivatives embedded in life and annuity contracts	$18,525

Total recurring Level 3 liabilities	$18,525

40

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

The amounts in the table above represent the change in unrealized gains and losses included in net income for the period of time that the asset or liability was determined to be in Level 3. The amount attributable to derivatives embedded in life and annuity contracts is reported as follows: $17.6 million in interest credited to contractholder funds and $946 thousand in contract benefits in the period from January 1, 2014 through March 31, 2014. These amounts are ceded in accordance with the Company’s reinsurance agreements.

6.	Reinsurance

Successor

The Company has agreements that provide for reinsurance of certain policy-related risks. Under the agreements, premiums, contract charges, interest credited to policyholder funds, policy benefits and substantially all expenses are reinsured. The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company cedes a portion of the mortality risk on certain life and long-term care policies under coinsurance agreements and yearly renewable term agreements. As of December 31, 2016 and December 31, 2015, approximately 99.8% of the Company’s reinsurance recoverables are due from companies rated A- or better by S&P. ALIC represents approximately 75% of the Company’s reinsurance recoverables as of December 31, 2016 and 2015, and is supported by comfort trust of approximately $5.9 billion and $5.3 billion as of December 31, 2016 and 2015, respectively.

On April 1, 2014, the Company entered into an experience rated modified coinsurance and monthly renewal term reinsurance arrangement with an external reinsurer under which risk on certain universal life and fixed annuity products is transferred. No portion of the assets constituting the consideration has been transferred to the reinsurer. This agreement was structured to finance reserves on certain universal life and fixed annuity products, in exchange for a fee based on those reserves. The profit to the reinsurer expected on the modified coinsurance and monthly renewable term portions is returned through an experience refund. The Company has determined that this agreement does not fulfill the requirements of risk transfer under generally accepted accounting principles and is accounted for on a deposit method of accounting. As of December 31, 2016 and 2015, the Company had a deposit receivable and a modified coinsurance payable of $1,200 million and $1,250 million, respectively, related to this agreement.

The effects of reinsurance on premiums earned and fee income from policyholders for the Successor Period for the years ended December 31, 2016 and 2015, and the period from April 1, 2014 through December 31, 2014 were as follows:

($ in thousands)	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period from April 1, 2014 Through December 31, 2014
Direct	$1,328,917	$1,463,472	$921,444
Assumed	4,749	5,939	5,258
Ceded	(971,047)	(1,106,638)	(702,833)

Premiums and fee income, net of reinsurance	$362,619	$362,773	$223,869

41

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

The effects of reinsurance on return credited to policyholders’ account balances and policyholder benefits for the years ended December 31, 2016 and 2015, and the period from April 1, 2014 through December 31, 2014 were as follows:

($ in thousands)	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period from April 1, 2014 Through December 31, 2014
Direct	$1,643,710	$1,603,724	$1,104,420
Assumed	6,453	6,743	4,713
Ceded	(931,557)	(957,643)	(635,887)

Return credited to policyholders’ account balances and policyholders’ benefits, net of reinsurance	$718,606	$652,824	$473,246

Predecessor

Prior to April 1, 2014, the Company had reinsurance agreements under which it reinsured all of its business to ALIC, Lincoln Benefit Re (“LB Re”) or non-affiliated reinsurers. Under the agreements, premiums, contract charges, interest credited to policyholders account balances, contract benefits and substantially all expenses were reinsured. The Company purchased reinsurance to limit aggregate and single losses on large risks. The Company ceded a portion of the mortality risk on certain life policies under coinsurance agreements to a pool of twelve non-affiliated reinsurers.

The effects of reinsurance on premiums and contract charges are as follows:

($ in thousands)	Period from January 1, 2014 through March 31, 2014
Direct	$331,899
Assumed	1,581
Ceded:
Affiliate	(244,797)
Non-affiliate	(88,683)

Premiums and fee income, net of reinsurance	$—

42

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

The effects of reinsurance on return credited to policyholders’ account balances, policyholder benefits and other expenses are as follows:

($ in thousands)	Period from January 1, 2014 through March 31, 2014
Direct	$450,041
Assumed	2,606
Ceded:
Affiliate	(336,122)
Non-affiliate	(116,525)

Return credited to policyholders, contract benefits and expenses, net of reinsurance	$—

7.	Income Taxes

Successor

In connection with the Acquisition as defined in Note 1, ALIC made an election under Treasury Regulation Section 1.1502-36(d) for ALIC to eliminate tax basis in certain assets and tax attributes under the “unified loss rules”. As a result, the tax basis of certain of the Company’s assets was reduced immediately prior to the Acquisition. The reduced tax bases were used to determine the deferred tax impact under the acquisition method of accounting as discussed in Note 1.

The Company is party to a federal income tax allocation agreement (the “Tax Allocation Agreement”) with Lancaster Re. The Company and Lancaster Re file a separate life consolidated federal income tax return under Internal Revenue Code Section 1504 (c)(1).

Following the Acquisition, the Company exited The Allstate Corporation’s consolidated federal income tax return and is no longer a party to the tax allocation agreement with its former affiliates. Final tax settlements were agreed to with The Allstate Corporation and no future tax allocations are expected to occur with The Allstate Corporation.

As part of the Acquisition, although the Company remains jointly and severally liable for consolidated tax liabilities, the Company is held harmless by ALIC in accordance with the Acquisition agreement and believes that the possibility of a tax liability for the pre-sale tax years is remote. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for unrecognized tax contingencies/benefits at December 31, 2016 and 2015. As of December 31, 2016, there were no uncertain tax positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date. No amounts have been accrued for interest or penalties.

43

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

The components of the deferred income tax assets and liabilities as of December 31, 2016 and 2015 are as follows:

($ in thousands)	December 31, 2016	December 31, 2015
Deferred tax assets
Policyholder reserves	$2,139,431	$2,058,446
Deferred acquisition costs	65,002	41,664
Deferred financing costs	6,311	8,707
Investments	29,721	120,893
Other assets	5,137	688

Total deferred tax assets	$2,245,602	$2,230,398

Deferred tax liabilities
Value of business acquired	$(65,345)	$(86,696)
Amounts recoverable from reinsurers	(2,172,500)	(2,076,251)
Intangibles	(1,820)	(1,820)
Other liabilities	(2,251)	(591)

Total deferred tax liabilities	$(2,241,916)	$(2,165,358)

Net deferred tax asset (liability)	$3,686	$65,040

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that any tax attribute carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) prudent and feasible tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized. The Company had no valuation allowance as of December 31, 2016 or 2015. With respect to deferred tax assets associated with investments, the Company has the ability and intent to hold these securities until recovery. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

At December 31, 2016 and 2015, the Company had no net operating loss carryforwards, no capital loss carryforwards, or tax credit carryforwards.

44

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31, 2016 and 2015 and the period from April 1, 2014 through December 31, 2014 were as follows:

($ in thousands)	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period from April 1, 2014 Through December 31, 2014
Expected federal income tax expense	$16,135	$45,062	$15,722
Dividends received deduction	(1,960)	(2,443)	(1,470)
Other	472	3,475	(18)

Total income tax expense	$14,647	$46,094	$14,234

Other represents tax credits and the establishment of additional deferred tax assets and liabilities that existed at the time of Acquisition and identified during the completion of the 2015 and 2014 consolidated federal income tax returns.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

Tax reform has been identified by both President Trump and congressional leadership as an important priority. Both President Trump’s tax plan and the House of Representatives Republican “blueprint” for tax reform (released in June 2016) include high level tax reform proposals, but do not yet provide detailed tax provisions. While the timing, substance, and effective date of any new tax rules are unknown, they could result in the elimination of some, or all, of the separate account DRD tax benefit the Company ultimately receives and impact the Company’s financial position and results from operations.

Predecessor

Prior to April 1, 2014, the Company joined The Allstate Corporation and its other subsidiaries (the “Allstate Group”) in the filing of a consolidated federal income tax return and was party to a federal income tax allocation agreement (the “Allstate Tax Sharing Agreement”). Under the Allstate Tax Sharing Agreement, the Company paid to or received from The Allstate Corporation the amount, if any, by which the Allstate Group’s federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return. The Company also had a supplemental tax sharing agreement with respect to reinsurance ceded to ALIC to allocate the tax benefits and costs related to such reinsurance. Effectively, these agreements resulted in the Company’s annual income tax provision being computed, with adjustments, as if the Company filed a separate return, adjusted for the reinsurance ceded to ALIC.

The IRS is currently examining the Allstate Group’s 2013 and 2014 federal income tax returns. The Allstate Group’s tax years prior to 2013 have been examined by the IRS and the statute of limitations has expired on those years. Any adjustments that may result from IRS examinations of the Allstate Group’s tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

45

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

The components of income tax expense are as follows:

($ in thousands)	Period from January 1, 2014 through March 31, 2014
Current	$914
Deferred	8

Total income tax expense	$922

The Company paid no income taxes in the period from January 1, 2014 through March 31, 2014. A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations is as follows:

Period from January 1, 2014 through March 31, 2014
Statutory federal income tax rate	35.0%
Other	—

Effective income tax rate	35.0%

8.	Future Policy Benefits and Other Policyholder Liabilities — Successor

Life insurance liabilities include reserves for death benefits and other policy benefits. As of December 31, 2016 and 2015, future policy benefits and other policyholder liabilities consisted of the following:

($ in thousands)	December 31, 2016	December 31, 2015
Traditional life insurance	$1,598,071	$1,567,388
Immediate fixed annuities	520,380	584,948
Accident and health insurance	1,693,598	1,580,809
Equity indexed annuities	40,298	38,739
Other	1,259,444	985,757

Total	$5,111,791	$4,757,641

Future policy benefits are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of present values range from 2.5% to 6.0% for setting reserves.

Accident and health insurance future policy benefit reserves include gross unpaid claim reserves of $218.0 million and $191.0 million as of December 31, 2016 and 2015, respectively. These amounts are fully reinsured as of December 31, 2016 and 2015.

46

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

9.	Policyholder Account Balances — Successor

As of December 31, 2016 and 2015, policyholders’ account balances consisted of the following:

($ in thousands)	December 31, 2016	December 31, 2015
Interest-sensitive life contracts	$5,370,563	$5,210,152
Individual annuities	5,298,452	5,896,019
Funding agreements	255,200	—
Other	11,157	14,394

Total policyholders’ account balances	$10,935,372	$11,120,565

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.4% to 6.0% for interest sensitive contracts. Interest crediting rates for individual annuities range from 0.0% to 6.0%. Interest crediting rates for funding agreements range from 0.5% to 1.0%.

10.	Certain Nontraditional Long-Duration Contracts — Successor

The Company offered traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also offered variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with and without market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. All of the risks associated with the Company’s variable annuity contracts are reinsured with external reinsurers.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in fee income from policyholders and changes in liabilities for minimum guarantees are generally included in policyholder benefits in the Consolidated Statement of Operations and Comprehensive Income (Loss) (Successor) and Statements of Operations and Comprehensive Income (Predecessor).

47

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within Future policy benefits and other policyholder liabilities or Policyholders’ account balances. As of December 31, 2016 and 2015, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2016
($ in millions)	In the Event of Death	At Annuitization/ Accumulation	For Cumulative Periodic Withdrawals	Accumulation at Specified Dates
Variable Annuity Contracts
Separate account value	$543.1	$116.5	$10.9	$75.8
Net amount at risk	$57.5	$15.8	$0.1	$6.2
Average attained age of contractholders	61 years	N/A	N/A	N/A
Weighted average waiting period until guarantee date	N/A	None	N/A	5 years
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value	$348.0
General account value	$3,684.1
Net amount at risk	$77,609.0
Average attained age of contractholders	49 years

48

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

	December 31, 2015
($ in millions)	In the Event of Death	At Annuitization/ Accumulation	For Cumulative Periodic Withdrawals	Accumulation at Specified Dates
Variable Annuity Contracts
Separate account value	$608.8	$127.4	$12.8	$91.6
Net amount at risk	$66.3	$16.9	$0.1	$7.4
Average attained age of contractholders	61 years	N/A	N/A	N/A
Weighted average waiting period until guarantee date	N/A	None	N/A	5 years
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value	$307.3
General account value	$3,639.6
Net amount at risk	$84,370.9
Average attained age of contractholders	48 years

Liabilities for Guarantee Benefits

The liabilities for guaranteed minimum death benefits (“GMDB”) and secondary guarantees on interest-sensitive life and fixed annuities are included in Future policy benefits and other policyholder liabilities on the Consolidated Balance Sheet (Successor) and the related changes in the liabilities are included in Policyholder benefits in the Consolidated Statements of Operations and Comprehensive Income (Loss) for the Successor Period for the years ended December 31, 2016 and 2015, for the period from April 1, 2014 through December 31, 2014, and for the Predecessor Period for the period from January 1, 2014 through March 31, 2014. Guaranteed minimum income benefits (“GMIB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are accounted for as bifurcated embedded derivatives and are recorded at fair value within Policyholders’ account balances on the Consolidated Balance Sheet (Successor). The table below summarizes the changes in general account liabilities for guarantees on variable contracts.

49

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

	GMDB	GMIB	GMWB/ GMAB	Secondary Guarantees
($ in thousands)	Variable Annuity	Variable Annuity	Variable Annuity	Interest- Sensitive Life and Fixed Annuities	Total
Predecessor
Net balance as of December 31, 2013	—	—	—	—	—
Plus reinsurance recoverable	8,444	8,743	9,444	281,771	308,402

Balance as of December 31, 2013	$8,444	$8,743	$9,444	$281,771	$308,402

Less: reinsurance recoverable	8,444	8,743	9,444	281,771	308,402
Net balance as of December 31, 2013	—	—	—	—	—
Incurred guarantee benefits	—	—	—	—	—
Paid guarantee benefits	—	—	—	—	—

Net change	—	—	—	—	—
Net balance as of March 31, 2014	—	—	—	—	—
Plus reinsurance recoverable	8,057	7,122	8,499	293,704	317,382

Balance as of March 31, 2014	$8,057	$7,122	$8,499	$293,704	$317,382

Successor
Balance as of April 1, 2014	$8,057	$7,122	$8,499	$557,654	$581,332
Less: reinsurance recoverable	8,057	7,122	8,499	67,288	90,966

Net balance as of April 1, 2014	—	—	—	490,366	490,366
Incurred guarantee benefits	—	—	—	159,314	159,314
Paid guarantee benefits	—	—	—	(108,252)	(108,252)

Net change	—	—	—	51,062	51,062
Net balance as of December 31, 2014	—	—	—	541,428	541,428
Plus reinsurance recoverable	8,358	8,240	6,733	83,733	107,064

Balance as of December 31, 2014	$8,358	$8,240	$6,733	$625,161	$648,492

Less: reinsurance recoverable	8,358	8,240	6,733	83,733	107,064

Net balance as of April 1, 2014	—	—	—	541,428	541,428
Incurred guarantee benefits	—	—	—	217,603	217,603
Paid guarantee benefits	—	—	—	(118,063)	(118,063)

Net change	—	—	—	99,540	99,540
Net balance as of December 31, 2015	—	—	—	640,968	640,968
Plus reinsurance recoverable	8,844	5,663	7,814	100,317	122,638

Balance as of December 31, 2015	$8,844	$5,663	$7,814	$741,285	$763,606

Less: reinsurance recoverable	8,844	5,663	7,814	100,317	122,638

Net balance as of December 31, 2015	—	—	—	640,968	640,968
Incurred guarantee benefits	—	—	—	316,344	316,344
Paid guarantee benefits	—	—	—	(156,067)	(156,067)

Net change	—	—	—	160,277	160,277
Net balance as of December 31, 2016	—	—	—	801,245	801,245
Plus reinsurance recoverable	8,626	3,440	6,835	122,608	141,509

Balance as of December 31, 2016	$8,626	$3,440	$6,835	$923,853	$942,754

50

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

11.	Value of Business Acquired

The following reflects the changes to the VOBA asset:

($ in thousands)	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period from April 1, 2014 Through December 31, 2014
Balance at beginning of period	$247,702	$231,521	$290,795
Business acquired	—	—	—
Amortized to expense during the year(1)	(30,053)	(40,880)	(38,987)
Adjustment for unrealized investment losses during the year	(30,948)	57,061	(20,287)

Balance at end of year	$186,701	$247,702	$231,521

(1)	Amount is included in Operating and acquisition expenses on the Consolidated Statements of Operations and Other Comprehensive Income (Loss)

The following table provides estimated percentage of the VOBA balance to be amortized for the years indicated:

VOBA Amortization
2017	14%
2018	11%
2019	9%
2020	8%
2021 and thereafter	58%

12.	Commitments and Contingencies

Regulation and Compliance

The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation, regulate the nature of and amount of investments, and otherwise expand overall regulation of insurance products and the insurance industry. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company’s business, if any, are uncertain.

The Company is currently being examined by certain states for compliance with unclaimed property laws, premium tax and market conduct compliance. It is possible that these examinations may result in additional payments to states and to changes in the Company’s practices and procedures, which could impact benefit payments, operating and acquisition expenses and reserves, among other consequences; however, it is not likely to have a material effect on the financial statements of the Company.

51

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

The Company is assessed amounts by the state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2016, the Company accrued $3.6 million for guaranty fund assessments which is expected to be offset by estimated future premium tax deductions of $7.6 million. At December 31, 2015, the Company accrued $6.7 million for guaranty fund assessments.

Litigation

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company’s financial condition. Given the inherent difficulty of predicting the outcome of the Company’s litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred. However, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the consolidated financial position or results of operations.

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, information technology agreements and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pledged or Restricted Assets

The Company had the following restricted assets:

•	Certain bonds were on deposit with governmental authorities as required by law with market values of $8.8 million and $8.4 million at December 31, 2016 and 2015, respectively.

•	Derivative cash collateral received was reported as cash equivalents of $0.9 million and $0.8 million at December 31, 2016 and 2015, respectively.

•	Funds pledged on certain mortgage loans held in the investment portfolio to finance property improvements on underlying real estate totaling $14.2 million and $18.4 million at December 31, 2016 and 2015, respectively.

•	The Company is a member of the FHLB and is required to pledge collateral to back funding agreements issued to the FHLB. As of December 31, 2016, assets with a market value of approximately $339.9 million were pledged as collateral to the FHLB.

13.	Regulatory Capital and Dividends

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Nebraska. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

52

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

The State of Nebraska requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of Nebraska Insurance Commissioner. Statutory accounting practices differ from GAAP primarily since they require establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments at amortized cost. Statutory accounting practices do not give recognition to purchase accounting adjustments.

Statutory net income was $52 million, $74 million and $226 million for the years ended December 31, 2016, December 31, 2015 and December 31, 2014, respectively. Statutory capital and surplus was $560 million and $555 million as of December 31, 2016 and December 31, 2015, respectively.

Dividend Limitations

The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the Department of Insurance is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as, the timing and amount of dividends paid in the preceding twelve months. In connection with the Acquisition, prior approval of the Nebraska Director of Insurance is required for the Company for any dividend or distribution for five years subsequent to the Acquisition. The Company paid dividends of $42.0 million, $187.0 million and $33.2 million during the years ended December 31, 2016 and 2015, and the period from April 1, 2014 through December 31, 2014, respectively.

Other

Without the prior approval of the Nebraska Director of Insurance, the Company may not:

1.	Acquire or enter into an agreement or understanding to acquire control of any insurer, assumptively acquire policies, or bulk reinsure business during the period of three years after the Acquisition.

2.	Provide or propose to provide directly or indirectly any loans, advances, guarantees, pledges, or other financial assistance (excluding policy loans or investment portfolio transactions) during the period of three years after the Acquisition.

3.	Engage in any material transaction during the period of three years after the Acquisition. “Material transaction” shall mean any transfer or encumbrance of assets that, together with all other transfers or encumbrances made within the preceding twelve months, exceeds in value the greater of five percent of Lincoln Benefit’s surplus as of the December 31st of the last preceding, or the net gain from operations of Lincoln Benefit for the twelve-month period ending the December 31st of the last preceding. For the purposes of this clause, “Material Transaction” shall exclude: (i) investment portfolio transactions; (ii) settlement of balances due to policyholders, agents or third party reinsurers under existing reinsurance agreements; or (iii) settlement of ordinary course payables including but not limited to taxes, third party administrators, suppliers or other ordinary course creditors, and intercompany payables arising under any approved intercompany services agreement.
Under state insurance laws, insurance companies are required to maintain paid up capital of not less than the minimum capital requirement applicable to the types of insurance they are authorized to write. Insurance companies are also subject to risk-based capital (“RBC”) requirements adopted by state insurance regulators. A company’s “authorized control level RBC” is calculated using various factors applied to certain financial

53

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

balances and activity. Companies that do not maintain statutory capital and surplus at a level in excess of the company action level RBC, which is two times authorized control level RBC, are required to take specified actions. Company action level RBC is significantly in excess of the minimum capital requirements.

14.	Leases

In December 2014, the Company entered into a lease agreement, effective February 2015, to lease office space under a non-cancellable operating lease agreement that expires in January 31, 2026. For the years ended December 31, 2016 and 2015, the Company made payments of $0.2 million and $0.1 million, respectively, pursuant to this operating lease. For the period from April 1, 2014 through December 31, 2014, and the period from January 1, 2014 through March 31, 2014, the Company made no payments pursuant to this operating lease.

The minimum aggregate rental commitments as of December 31, 2016 were as follows:

($ in thousands)
2017	$194
2018	207
2019	212
2020	217
2021	222
All future years	1,489

Aggregate total	$2,541

15.	Related Parties

Successor

On April 1, 2014, the Company entered into a management services agreement with Resolution. Under this agreement, Resolution and Lincoln Benefit provide services to each other including but not limited to compliance, legal, risk management, accounting and reporting, treasury, tax and other management related services. Services are provided at cost. Resolution provided $14.1 million, $13.9 million and $21.1 million in services to Lincoln Benefit for the years ended December 31, 2016 and 2015 and for the period from April 1, 2014 through December 31, 2014, respectively.

Effective April 1, 2014, the Company entered into a Fee Letter (the “Fee Letter”) with Lanis LLC (“Lanis”) pursuant to which the Company will pay Lanis the risk spread due on the Vehicle Note issued by Lanis to Lancaster Re. The total expense related to this risk spread for the years ended December 31, 2016 and 2015 and the period from April 1, 2014 through December 31, 2014 was approximately $7.3 million, $6.7 million and $4.3 million, respectively.

The Company reported the following receivables/ (payables) to affiliates as of December 31, 2016 and 2015 ($ in thousands):

	December 31, 2016	December 31, 2015
Resolution	$(2,795)	$(2,623)
Lanis	$(1,898)	$(1,742)

54

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Intercompany receivable and payable balances are evaluated on an individual company basis. Intercompany balances are generally settled quarterly.

The Company’s stock is pledged as collateral on Resolution’s term loan agreement with a syndicate of lenders (“Term Loan”). The maturity date of the Term Loan is June 15, 2018. The Term Loan was funded on April 1, 2014.

On April 1, 2014, the Company and RLI entered into a Letter Agreement whereby from and after the fifth anniversary of the date of the agreement, if the Company makes any payment pursuant to the Fee Letter, within ten Business Days of such payment by the Company, RLI shall reimburse the Company in cash in an amount equal to such payment by the Company.

Predecessor

All intercompany balances were settled prior to the Acquisition.

Business operations

Prior to April 1, 2014, the Company used services performed by its affiliates, Allstate Insurance Company (“AIC”), ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shared the services of employees with AIC. The Company reimbursed its affiliates for the operating expenses incurred on behalf of the Company. The Company was charged for the cost of these operating expenses based on the level of services provided. Operating expenses allocated to the Company were $50.1 million in the period from January 1, 2014 through March 31, 2014. Of these costs, the Company retained investment related expenses on the invested assets that were not transferred under the reinsurance agreements. All other costs were ceded to ALIC under the reinsurance agreements.

Broker-Dealer agreements

Prior to April 1, 2014, the Company had a service agreement with Allstate Distributors, L.L.C. (“ADLLC”), a broker-dealer company owned by ALIC, whereby ADLLC promoted and marketed products sold by the Company. In return for these services, the Company recorded expense of $12 thousand in the period from January 1, 2014 through March 31, 2014 that was ceded to ALIC under the terms of the reinsurance agreements.

Prior to April 1, 2014, the Company received distribution services from Allstate Financial Services, LLC, an affiliated broker-dealer company, for certain annuity and variable life insurance contracts sold by Allstate exclusive agencies. For these services, the Company incurred commission and other distribution expenses of $2.2 million in the period from January 1, 2014 through March 31, 2014 that were ceded to ALIC under the terms of the reinsurance agreements.

Reinsurance

The following table summarizes amounts that were ceded to ALIC under reinsurance agreements and reported net in the Statements of Operations and Comprehensive Income:

($ in thousands)	Period from January 1, 2014 through March 31, 2014
Premiums and contract charges	$244,797
Interest credited to contractholder funds, contract benefits and expenses	336,122

55

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

In September 2012, the Company entered into a coinsurance reinsurance agreement with LB Re to cede certain interest-sensitive life insurance policies to LB Re.

Income taxes

Prior to April 1, 2014, the Company was a party to a federal income tax allocation agreement with The Allstate Corporation (see Note 7).

Intercompany loan agreement

Prior to April 1, 2014, the Company had an intercompany loan agreement with The Allstate Corporation.

56

Lincoln Benefit Life Company

(A Wholly Owned Subsidiary of Resolution Life, Inc.)

Schedule I Summary of Investments Other Than Investments in Related Parties

December 31, 2016

($ in thousands)	Amortized Cost	Fair Value	Amount at which shown in the Consolidated Balance Sheet
Type of Investment
Fixed maturities:
Bonds:
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies, available for sale	$508,635	$501,337	$501,337
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies, at fair value option	15,348	14,615	14,615
Obligations of U.S. States and Political Subdivisions	702,415	709,737	709,737
Foreign government	31,009	28,055	28,055
All other corporate bonds	5,963,354	5,886,826	5,886,826
ABS	512,486	507,763	507,763
CMBS	385,757	381,262	381,262
RMBS	180,492	183,145	183,145

Total fixed maturities	$8,299,496	$8,212,740	$8,212,740
Other securities:
Equity securities	$5,100	$5,100	$5,100
Commercial mortgage loans	1,455,156		1,455,156
Derivatives	15,581	18,949	18,949
Other long-term assets	457		457
Policy loans	178,890		178,890
Short-term investments	129,660		129,660

Total other securities	$1,784,844	$24,049	$1,788,212

Total investments	$10,084,340	$8,236,789	$10,000,952

57

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Schedule IV — Reinsurance

($ in thousands)	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Successor
Year Ended December 31, 2016
Life insurance in force	$365,008,309	$359,316,014	$4,180,222	$9,872,517	42.3%

Premiums and contract charges:
Life and annuities	$1,270,770	$(918,414)	$4,749	$357,105	1.3%
Accident and health insurance	58,147	(52,633)	—	5,514	0.0%

	$1,328,917	$(971,047)	$4,749	$362,619	1.3%

Year Ended December 31, 2015
Life insurance in force	$390,226,197	$384,704,438	$4,601,282	$10,123,041	45.5%

Premiums and contract charges:
Life and annuities	$1,405,005	$(1,056,276)	$5,939	$354,668	1.7%
Accident and health insurance	58,467	(50,362)	—	8,105	0.0%

	$1,463,472	$(1,106,638)	$5,939	$362,773	1.6%

Period from April 1, 2014 through December 31, 2014
Life insurance in force	$395,385,878	$388,790,881	$5,106,566	$11,701,563	43.6%

Premiums and contract charges:
Life and annuities	$869,472	$(669,382)	$5,258	$205,348	2.6%
Accident and health insurance	51,972	(33,451)	—	18,521	0.0%

	$921,444	$(702,833)	$5,258	$223,869	2.4%

Predecessor
Period from April 1, 2014 through December 31, 2014
Premiums and contract charges:
Life and annuities	$313,410	$(314,991)	$1,581	$—	0.0%
Accident and health insurance	18,489	(18,489)	—	—	0.0%

	$331,899	$(333,480)	$1,581	$—	0.0%

No reinsurance or coinsurance income was netted against premiums ceded in the years ended December 31, 2016 and 2015, the period from April 1, 2014 through December 31, 2014, or the period from January 1, 2014 to March 31, 2014.

58

Lincoln Benefit Life Variable Life Account
Financial Statements as of December 31, 2016 and for the years ended December 31, 2016 and 2015, and Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Policyholders of Lincoln Benefit Life Variable Life Account
and Board of Directors of Lincoln Benefit Life Company:

In our opinion, for each of the subaccounts of Lincoln Benefit Life Variable Life Account indicated in the table below, the accompanying statement of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts of Lincoln Benefit Life Variable Life Account as of the date indicated in the table, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Lincoln Benefit Life Variable Life Account. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the unaffiliated mutual fund managers, provide a reasonable basis for our opinions.

VPS Growth and Income Class A (1)	VIP Money Market (1)
VPS International Growth Class A (1)	VIP Overseas (1)
VPS International Value Class A (1)	VIP Real Estate (1)
VPS Small Cap Growth Class A (1)	VIP Value Strategies (1)
VPS Small/Mid Cap Value Class A (1)
Franklin High Income VIP Fund Class 1 (1)
Deutsche Equity 500 Index VIP Class A (1)	Franklin Income VIP Fund Class 1 (1)
Deutsche Small Cap Index VIP Class A (1)	Franklin Mutual Global Discovery VIP Fund Class 1 (1)
Franklin Mutual Shares VIP Fund Class 1 (1)
Deutsche Bond VIP Class A (1)	Franklin Small Cap Value VIP Fund Class 1 (1)
Deutsche Core Equity VIP Class A (1)	Franklin Small-Mid Cap Growth VIP Fund Class 1 (1)
Deutsche Global Small Cap VIP Class A (1)	Franklin Strategic Income VIP Fund Class 1 (1)
Deutsche International VIP Class A (1)	Franklin U.S. Government Securities VIP Fund Class 1 (1)
Templeton Global Bond VIP Fund Class 1 (1)
Deutsche Global Income Builder VIP Class A (1)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I (1)
Federated Fund for U.S. Government Securities II (1)	Morningstar Balanced ETF Asset Allocation Portfolio Class I (1)
Federated High Income Bond Fund II (1)	Morningstar Conservative ETF Asset Allocation Portfolio Class I (1)
Federated Managed Volatility Fund II (1)	Morningstar Growth ETF Asset Allocation Portfolio Class I (1)
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I (1)
VIP Asset Manager (1)
VIP Contrafund (1)	Invesco V.I. American Franchise (1)
VIP Emerging Markets (1)	Invesco V.I. American Value (1)
VIP Equity-Income (1)	Invesco V.I. Core Equity (1)
VIP Growth (1)	Invesco V.I. Government Securities (1)
VIP Growth & Income (1)	Invesco V.I. Growth and Income Fund - Series I (1)
VIP High Income (1)	Invesco V.I. High Yield (1)
VIP Index 500 (1)	Invesco V.I. Mid Cap Core Equity (1)
VIP Index 500 - Service Class (1)	Invesco V.I. Value Opportunity (1)
VIP Investment Grade Bond (1)
VIP Mid Cap (1)

Invesco V.I. Growth and Income (1)	Oppenheimer Global (SS) (1)
Invesco V.I. Mid Cap Growth (1)	Oppenheimer International Growth (SS) (1)
Oppenheimer Main Street Small Cap (SS) (1)
Balanced (1)
Enterprise (1)	Foreign Bond (1)
Flexible Bond (1)	Money Market (2)
Forty Portfolio (1)	PIMCO Real Return (1)
Global Research (1)	PIMCO Total Return (1)
Global Technology (1)
Janus Portfolio (1)	VT International Value Fund (1)
Mid Cap Value (1)
Overseas (1)	VT High Yield (Class IA) (1)
VT International Value Fund (Class IA) (1)
Balanced (Service Shares) (1)
Global Research (Service Shares) (1)	Guggenheim VT U.S. Long Short Equity Fund (1)
Mid Cap Value (Service Shares) (1)
Overseas (Service Shares) (1)	T. Rowe Price Blue Chip Growth (1)
T. Rowe Price Equity Income (1)
Emerging Markets Equity (1)	T. Rowe Price Mid-Cap Growth (1)
T. Rowe Price New America Growth (1)
ClearBridge Variable Large Cap Value Portfolio Class I (1)
Western Asset Variable Global High Yield Bond Portfolio Class 1 (1)	T. Rowe Price International Stock (1)

MFS Growth (1)	Alger Balanced Class I-2 (1)
MFS High Yield Portfolio (1)	Alger Capital Appreciation Class I-2 (1)
MFS Investors Trust (1)	Alger Income and Growth Class I-2 (1)
MFS Mass Investors Growth Stock Series - Initial Class (3)	Alger Large Cap Growth Class I-2 (1)
MFS New Discovery (1)	Alger MidCap Growth Class I-2 (1)
MFS Research (1)	Alger SmallCap Growth Class I-2 (1)
MFS Total Return (1)
MFS Utilities (1)	Morgan Stanley UIF Emerging Markets Class I (1)
MFS Value (1)	Morgan Stanley UIF Growth Class I (1)
Morgan Stanley UIF U.S. Real Estate Class I (1)
MFS New Discovery Series (Service Class) (1)
Van Eck Worldwide Emerging Markets (1)
Oppenheimer Conservative Balance Fund (1)	Van Eck Worldwide Hard Assets (1)
Oppenheimer Core Bond (1)
Oppenheimer Discovery MidCap Growth (1)	Wells Fargo VT Advantage Discovery (1)
Oppenheimer Equity Income (1)	Wells Fargo VT Advantage Opportunity (1)
Oppenheimer Global (1)
Oppenheimer Global Strategic Income (1)
Oppenheimer International Growth (1)
Oppenheimer Main Street Small Cap (1)
(1) Statement of net assets as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statements of changes in net assets for the years ended December 31, 2016 and 2015
(2) Statement of net assets as of September 23, 2016 (date of expiration), statement of operations for the period January 1, 2016 through September 23, 2016, and statements of changes in net assets for the period January 1, 2016 through September 23, 2016 and the year ended December 31, 2015
(3) Statement of net assets as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statements of changes in net assets for the year ended December 31, 2016 and the period March 27, 2015 (commencement of operations) through December 31, 2015

/s/PricewaterhouseCoopers LLP

Chicago, Illinois
April 13, 2017

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2016

						Deutsche
						Investments
						Variable
	AllianceBernstein	AllianceBernstein	AllianceBernstein	AllianceBernstein	AllianceBernstein	Insurance Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VPS	VPS	VPS	VPS	VPS
	Growth	International	International	Small	Small/Mid	Deutsche
	and Income	Growth	Value	Cap Growth	Cap Value	Equity 500 Index
	Class A	Class A	Class A	Class A	Class A	VIP Class A

ASSETS
Investments, at fair value	$535,512	$312,617	$167,254	$590,313	$417,888	$3,311,202

Total assets	$535,512	$312,617	$167,254	$590,313	$417,888	$3,311,202

NET ASSETS
Accumulation units	$535,512	$312,617	$167,254	$590,313	$417,888	$3,311,202

Total net assets	$535,512	$312,617	$167,254	$590,313	$417,888	$3,311,202

FUND SHARE INFORMATION
Number of shares	17,158	18,029	12,594	45,165	20,596	169,111

Cost of investments	$409,682	$317,189	$171,483	$746,777	$388,723	$2,436,748

ACCUMULATION UNIT VALUE (1)
Lowest	$18.41	$8.27	$7.38	$21.36	$22.01	$34.65

Highest	$18.41	$8.27	$7.38	$21.36	$22.01	$34.65

 (1) The high and low accumulation unit value ("AUV") are reported at the same amount when there is only one policy offered for investment in the Sub-Account. Otherwise, when more than one policy is available for investment, a high and low AUV is reported.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2016

	Deutsche
	Investments	Deutsche	Deutsche	Deutsche	Deutsche	Deutsche
	Variable	Variable	Variable	Variable	Variable	Variable
	Insurance Trust	Series I	Series I	Series I	Series I	Series II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

	Deutsche	Deutsche	Deutsche	Deutsche	Deutsche	Deutsche
	Small Cap Index	Bond	Core Equity	Global Small Cap	International	Global Income
	VIP Class A	VIP Class A	VIP Class A	VIP Class A	VIP Class A	Builder VIP Class A

ASSETS
Investments, at fair value	$1,216,083	$5,255,810	$2,178,972	$3,906,757	$1,494,008	$3,651,028

Total assets	$1,216,083	$5,255,810	$2,178,972	$3,906,757	$1,494,008	$3,651,028

NET ASSETS
Accumulation units	$1,216,083	$5,255,810	$2,178,972	$3,906,757	$1,494,008	$3,651,028

Total net assets	$1,216,083	$5,255,810	$2,178,972	$3,906,757	$1,494,008	$3,651,028

FUND SHARE INFORMATION
Number of shares	72,472	952,140	165,575	331,925	230,913	155,363

Cost of investments	$983,948	$5,622,414	$1,556,360	$4,434,756	$2,034,147	$3,476,668

ACCUMULATION UNIT VALUE
Lowest	$43.52	$19.24	$24.96	$38.95	$12.68	$16.13

Highest	$43.52	$21.46	$24.96	$38.95	$12.68	$17.50

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2016

				Fidelity	Fidelity	Fidelity
	Federated	Federated	Federated	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Series	Series	Series	Products Fund	Products Fund	Products Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Federated
	Fund for U.S.	Federated	Federated
	Government	High Income	Managed	VIP Asset		VIP Emerging
	Securities II	Bond Fund II	Volatility Fund II	Manager	VIP Contrafund	Markets

ASSETS
Investments, at fair value	$5,550,279	$6,855,642	$2,653,446	$8,624,969	$71,626,532	$562,579

Total assets	$5,550,279	$6,855,642	$2,653,446	$8,624,969	$71,626,532	$562,579

NET ASSETS
Accumulation units	$5,550,279	$6,855,642	$2,653,446	$8,624,969	$71,626,532	$562,579

Total net assets	$5,550,279	$6,855,642	$2,653,446	$8,624,969	$71,626,532	$562,579

FUND SHARE INFORMATION
Number of shares	514,868	1,002,287	278,723	564,461	2,158,726	67,294

Cost of investments	$5,780,668	$6,708,854	$2,641,684	$8,310,890	$58,360,099	$586,892

ACCUMULATION UNIT VALUE
Lowest	$20.92	$28.92	$19.77	$23.71	$17.46	$10.11

Highest	$23.37	$38.57	$28.98	$31.87	$54.78	$10.11

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2016

	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity
	Variable	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

			VIP	VIP		VIP
	VIP		Growth	High		Index 500 -
	Equity-Income	VIP Growth	& Income	Income	VIP Index 500	Service Class

ASSETS
Investments, at fair value	$37,443,907	$42,702,620	$727,704	$518,699	$58,511,825	$4,577,023

Total assets	$37,443,907	$42,702,620	$727,704	$518,699	$58,511,825	$4,577,023

NET ASSETS
Accumulation units	$37,443,907	$42,702,620	$727,704	$518,699	$58,511,825	$4,577,023

Total net assets	$37,443,907	$42,702,620	$727,704	$518,699	$58,511,825	$4,577,023

FUND SHARE INFORMATION
Number of shares	1,704,320	719,990	36,114	96,413	257,251	20,190

Cost of investments	$36,795,704	$28,045,912	$598,117	$541,781	$37,150,116	$3,581,513

ACCUMULATION UNIT VALUE
Lowest	$16.50	$17.20	$17.95	$17.06	$24.80	$18.96

Highest	$53.94	$49.48	$17.95	$17.06	$28.62	$18.96

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2016

	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity
	Variable	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

		VIP			VIP	VIP
	VIP Investment	Mid	VIP		Real	Value
	Grade Bond	Cap	Money Market	VIP Overseas	Estate	Strategies

ASSETS
Investments, at fair value	$6,293,211	$2,297,153	$24,743,046	$14,025,082	$1,584,104	$188,793

Total assets	$6,293,211	$2,297,153	$24,743,046	$14,025,082	$1,584,104	$188,793

NET ASSETS
Accumulation units	$6,293,211	$2,297,153	$24,743,046	$14,025,082	$1,584,104	$188,793

Total net assets	$6,293,211	$2,297,153	$24,743,046	$14,025,082	$1,584,104	$188,793

FUND SHARE INFORMATION
Number of shares	497,881	67,603	24,743,046	787,484	78,382	11,972

Cost of investments	$6,352,993	$2,168,868	$24,743,046	$13,936,457	$1,423,608	$153,224

ACCUMULATION UNIT VALUE
Lowest	$14.72	$18.83	$10.33	$19.49	$17.90	$17.73

Highest	$17.91	$18.83	$15.82	$23.42	$17.90	$17.73

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2016

	Franklin	Franklin	Franklin	Franklin	Franklin	Franklin
	Templeton	Templeton	Templeton	Templeton	Templeton	Templeton
	Investments	Investments	Investments	Investments	Investments	Investments
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
			Franklin Mutual		Franklin	Franklin
	Franklin High	Franklin	Global	Franklin Mutual	Small	Small-Mid
	Income VIP	Income VIP	Discovery VIP	Shares VIP	Cap Value VIP	Cap Growth VIP
	Fund Class 1	Fund Class 1	Fund Class 1	Fund Class 1	Fund Class 1	Fund Class 1

ASSETS
Investments, at fair value	$332,407	$619,989	$882,774	$397,527	$1,051,626	$541,297

Total assets	$332,407	$619,989	$882,774	$397,527	$1,051,626	$541,297

NET ASSETS
Accumulation units	$332,407	$619,989	$882,774	$397,527	$1,051,626	$541,297

Total net assets	$332,407	$619,989	$882,774	$397,527	$1,051,626	$541,297

FUND SHARE INFORMATION
Number of shares	54,138	39,042	43,615	19,487	52,766	30,461

Cost of investments	$348,956	$599,221	$907,414	$365,055	$968,681	$634,204

ACCUMULATION UNIT VALUE
Lowest	$17.22	$15.86	$16.90	$16.26	$20.91	$18.09

Highest	$17.22	$15.86	$16.90	$16.26	$20.91	$18.09

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2016

	Franklin	Franklin	Franklin
	Templeton	Templeton	Templeton
	Investments	Investments	Investments	Ibbotson	Ibbotson	Ibbotson
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Franklin	Franklin	Templeton	Morningstar	Morningstar	Morningstar
	Strategic	U.S. Government	Global	Aggressive Growth	Balanced	Conservative ETF
	Income VIP	Securities VIP	Bond VIP	ETF Asset Allocation	ETF Asset Allocation	Asset Allocation
	Fund Class 1	Fund Class 1	Fund Class 1	Portfolio Class I	Portfolio Class I	Portfolio Class I

ASSETS
Investments, at fair value	$363,522	$314,813	$1,043,516	$6,821,770	$10,783,848	$965,709

Total assets	$363,522	$314,813	$1,043,516	$6,821,770	$10,783,848	$965,709

NET ASSETS
Accumulation units	$363,522	$314,813	$1,043,516	$6,821,770	$10,783,848	$965,709

Total net assets	$363,522	$314,813	$1,043,516	$6,821,770	$10,783,848	$965,709

FUND SHARE INFORMATION
Number of shares	33,017	25,165	61,930	585,560	1,000,357	89,833

Cost of investments	$393,166	$331,477	$1,128,956	$6,184,666	$10,505,842	$1,002,250

ACCUMULATION UNIT VALUE
Lowest	$15.60	$12.82	$16.30	$14.19	$14.19	$12.97

Highest	$15.60	$12.82	$16.30	$21.98	$18.71	$14.02

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2016

	Ibbotson	Ibbotson	Invesco Funds	Invesco Funds	Invesco Funds	Invesco Funds
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Morningstar	Morningstar
	Growth ETF	Income and Growth	Invesco V.I.	Invesco V.I.		Invesco V.I.
	Asset Allocation	ETF Asset Allocation	American	American	Invesco V.I.	Government
	Portfolio Class I	Portfolio Class I	Franchise	Value	Core Equity	Securities

ASSETS
Investments, at fair value	$14,198,184	$2,002,568	$1,797,990	$9,810,370	$654,880	$1,207,087

Total assets	$14,198,184	$2,002,568	$1,797,990	$9,810,370	$654,880	$1,207,087

NET ASSETS
Accumulation units	$14,198,184	$2,002,568	$1,797,990	$9,810,370	$654,880	$1,207,087

Total net assets	$14,198,184	$2,002,568	$1,797,990	$9,810,370	$654,880	$1,207,087

FUND SHARE INFORMATION
Number of shares	1,286,067	200,257	33,557	575,051	18,938	105,607

Cost of investments	$12,985,071	$2,093,158	$1,379,667	$8,615,274	$559,591	$1,250,250

ACCUMULATION UNIT VALUE
Lowest	$14.30	$13.55	$15.91	$18.97	$19.15	$11.28

Highest	$20.81	$16.13	$15.91	$30.56	$19.15	$11.28

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2016

					Invesco Funds	Invesco Funds
	Invesco Funds	Invesco Funds	Invesco Funds	Invesco Funds	(Class II)	(Class II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

	Growth		Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.
	and Income	Invesco V.I.	Mid Cap	Value	Growth and	Mid Cap
	Fund - Series I	High Yield	Core Equity	Opportunity	Income	Growth

ASSETS
Investments, at fair value	$5,198,133	$380,306	$2,167,487	$5,855,170	$5,431,809	$3,598,337

Total assets	$5,198,133	$380,306	$2,167,487	$5,855,170	$5,431,809	$3,598,337

NET ASSETS
Accumulation units	$5,198,133	$380,306	$2,167,487	$5,855,170	$5,431,809	$3,598,337

Total net assets	$5,198,133	$380,306	$2,167,487	$5,855,170	$5,431,809	$3,598,337

FUND SHARE INFORMATION
Number of shares	246,942	70,427	168,414	903,576	258,411	744,997

Cost of investments	$4,834,120	$378,317	$2,098,215	$6,523,287	$5,109,095	$3,202,707

ACCUMULATION UNIT VALUE
Lowest	$18.96	$13.24	$23.18	$16.05	$25.30	$22.59

Highest	$37.32	$13.24	$23.18	$17.54	$28.04	$24.69

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2016

	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen
	Series	Series	Series	Series	Series	Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

			Flexible	Forty	Global	Global
	Balanced	Enterprise	Bond	Portfolio	Research	Technology

ASSETS
Investments, at fair value	$31,794,703	$39,540,750	$6,061,073	$5,178,824	$24,097,745	$546,048

Total assets	$31,794,703	$39,540,750	$6,061,073	$5,178,824	$24,097,745	$546,048

NET ASSETS
Accumulation units	$31,794,703	$39,540,750	$6,061,073	$5,178,824	$24,097,745	$546,048

Total net assets	$31,794,703	$39,540,750	$6,061,073	$5,178,824	$24,097,745	$546,048

FUND SHARE INFORMATION
Number of shares	1,048,638	667,129	521,607	160,883	593,102	65,239

Cost of investments	$27,661,320	$26,481,015	$6,326,897	$5,608,667	$16,757,476	$452,834

ACCUMULATION UNIT VALUE
Lowest	$18.02	$20.38	$15.70	$16.13	$19.29	$22.81

Highest	$65.09	$72.87	$35.81	$32.14	$38.57	$22.81

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2016

				Janus Aspen	Janus Aspen	Janus Aspen
	Janus Aspen	Janus Aspen	Janus Aspen	Series	Series	Series
	Series	Series	Series	(Service Shares)	(Service Shares)	(Service Shares)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

		Mid			Global	Mid Cap
	Janus	Cap		Balanced	Research	Value
	Portfolio	Value	Overseas	(Service Shares)	(Service Shares)	(Service Shares)

ASSETS
Investments, at fair value	$27,668,361	$470,779	$795,464	$6,376,905	$852,849	$4,016,915

Total assets	$27,668,361	$470,779	$795,464	$6,376,905	$852,849	$4,016,915

NET ASSETS
Accumulation units	$27,668,361	$470,779	$795,464	$6,376,905	$852,849	$4,016,915

Total net assets	$27,668,361	$470,779	$795,464	$6,376,905	$852,849	$4,016,915

FUND SHARE INFORMATION
Number of shares	956,390	28,446	32,088	199,966	21,391	249,498

Cost of investments	$24,158,760	$462,651	$1,105,531	$5,727,280	$621,574	$3,870,274

ACCUMULATION UNIT VALUE
Lowest	$24.59	$18.77	$7.01	$29.47	$23.56	$28.77

Highest	$45.09	$18.77	$7.01	$29.47	$23.56	$28.77

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2016

			Legg Mason	Legg Mason
	Janus Aspen	Lazard	Partners	Partners	MFS Variable	MFS Variable
	Series	Retirement	Variable	Variable	Insurance	Insurance
	(Service Shares)	Series, Inc.	Portfolios I, Inc.	Portfolios I, Inc.	Trust	Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
			ClearBridge	Western Asset
		Emerging	Variable Large Cap	Variable Global		MFS
	Overseas	Markets	Value Portfolio	High Yield Bond	MFS	High Yield
	(Service Shares)	Equity	Class I	Portfolio Class I	Growth	Portfolio

ASSETS
Investments, at fair value	$4,029,608	$1,286,239	$3,625,006	$2,199,451	$7,716,253	$1,028,506

Total assets	$4,029,608	$1,286,239	$3,625,006	$2,199,451	$7,716,253	$1,028,506

NET ASSETS
Accumulation units	$4,029,608	$1,286,239	$3,625,006	$2,199,451	$7,716,253	$1,028,506

Total net assets	$4,029,608	$1,286,239	$3,625,006	$2,199,451	$7,716,253	$1,028,506

FUND SHARE INFORMATION
Number of shares	168,815	68,526	186,089	310,219	199,078	177,942

Cost of investments	$6,523,510	$1,350,006	$3,351,860	$2,428,366	$5,017,626	$1,088,755

ACCUMULATION UNIT VALUE
Lowest	$6.53	$50.15	$23.04	$21.59	$29.63	$11.66

Highest	$6.90	$50.15	$25.17	$21.59	$29.63	$11.66

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2016

	MFS Variable	MFS Variable	MFS Variable	MFS Variable	MFS Variable	MFS Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Trust	Trust	Trust	Trust	Trust	Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
		MFS Mass
		Investors Growth
	MFS Investors	Stock Series	MFS New		MFS Total
	Trust	- Initial Class	Discovery	MFS Research	Return	MFS Utilities

ASSETS
Investments, at fair value	$5,099,789	$917,720	$8,906,743	$3,439,628	$11,455,812	$2,668,774

Total assets	$5,099,789	$917,720	$8,906,743	$3,439,628	$11,455,812	$2,668,774

NET ASSETS
Accumulation units	$5,099,789	$917,720	$8,906,743	$3,439,628	$11,455,812	$2,668,774

Total net assets	$5,099,789	$917,720	$8,906,743	$3,439,628	$11,455,812	$2,668,774

FUND SHARE INFORMATION
Number of shares	199,444	59,670	550,479	132,293	494,211	99,544

Cost of investments	$4,161,081	$1,037,974	$8,243,721	$2,679,225	$9,902,915	$2,715,234

ACCUMULATION UNIT VALUE
Lowest	$25.41	$10.46	$45.16	$27.42	$30.22	$52.86

Highest	$25.41	$10.46	$45.16	$27.42	$30.22	$52.86

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2016

		MFS Variable
	MFS Variable	Insurance	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer
	Insurance	Trust	Variable	Variable	Variable	Variable
	Trust	(Service Class)	Account Funds	Account Funds	Account Funds	Account Funds
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
		MFS New			Oppenheimer
		Discovery	Oppenheimer	Oppenheimer	Discovery
		Series	Conservative	Core	MidCap	Oppenheimer
	MFS Value	(Service Class)	Balance Fund	Bond	Growth	Equity Income

ASSETS
Investments, at fair value	$2,195,047	$628,806	$352,782	$181,173	$1,928,816	$403,919

Total assets	$2,195,047	$628,806	$352,782	$181,173	$1,928,816	$403,919

NET ASSETS
Accumulation units	$2,195,047	$628,806	$352,782	$181,173	$1,928,816	$403,919

Total net assets	$2,195,047	$628,806	$352,782	$181,173	$1,928,816	$403,919

FUND SHARE INFORMATION
Number of shares	116,140	41,892	23,740	23,621	26,549	38,505

Cost of investments	$1,771,573	$671,372	$309,193	$184,253	$1,438,043	$375,073

ACCUMULATION UNIT VALUE
Lowest	$28.65	$23.59	$11.79	$9.92	$20.64	$18.55

Highest	$28.65	$23.59	$11.79	$9.92	$20.64	$18.55

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2016

					Oppenheimer	Oppenheimer
	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer	Variable Account	Variable Account
	Variable	Variable	Variable	Variable	Funds (Service	Funds (Service
	Account Funds	Account Funds	Account Funds	Account Funds	Shares ("SS"))	Shares ("SS"))
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

		Oppenheimer	Oppenheimer	Oppenheimer		Oppenheimer
	Oppenheimer	Global	International	Main Street	Oppenheimer	International
	Global	Strategic Income	Growth	Small Cap	Global (SS)	Growth (SS)

ASSETS
Investments, at fair value	$1,039,848	$300,587	$1,591,683	$10,747,640	$8,878,545	$1,791,430

Total assets	$1,039,848	$300,587	$1,591,683	$10,747,640	$8,878,545	$1,791,430

NET ASSETS
Accumulation units	$1,039,848	$300,587	$1,591,683	$10,747,640	$8,878,545	$1,791,430

Total net assets	$1,039,848	$300,587	$1,591,683	$10,747,640	$8,878,545	$1,791,430

FUND SHARE INFORMATION
Number of shares	29,693	60,848	765,232	446,331	256,309	829,366

Cost of investments	$1,003,827	$323,243	$1,538,346	$8,539,115	$8,059,265	$1,697,303

ACCUMULATION UNIT VALUE
Lowest	$15.24	$13.91	$12.78	$22.24	$23.80	$21.92

Highest	$15.24	$13.91	$42.08	$48.67	$23.80	$21.92

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2016

	Oppenheimer
	Variable Account
	Funds (Service	PIMCO Variable	PIMCO Variable	PIMCO Variable	Putnam Variable	Putnam Variable
	Shares ("SS"))	Insurance Trust	Insurance Trust	Insurance Trust	Trust	Trust (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

	Oppenheimer				VT
	Main Street		PIMCO	PIMCO	International	VT High Yield
	Small Cap (SS)	Foreign Bond	Real Return	Total Return	Value Fund	(Class IA)

ASSETS
Investments, at fair value	$6,861,728	$3,241,954	$3,338,198	$13,956,456	$2,258,303	$1,084,711

Total assets	$6,861,728	$3,241,954	$3,338,198	$13,956,456	$2,258,303	$1,084,711

NET ASSETS
Accumulation units	$6,861,728	$3,241,954	$3,338,198	$13,956,456	$2,258,303	$1,084,711

Total net assets	$6,861,728	$3,241,954	$3,338,198	$13,956,456	$2,258,303	$1,084,711

FUND SHARE INFORMATION
Number of shares	288,915	294,188	272,062	1,311,697	239,227	166,879

Cost of investments	$6,108,486	$3,062,853	$3,533,408	$14,272,120	$2,682,297	$1,111,248

ACCUMULATION UNIT VALUE
Lowest	$31.69	$19.99	$17.08	$18.96	$16.22	$29.57

Highest	$35.12	$22.15	$17.08	$21.01	$17.97	$29.57

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2016

			T. Rowe Price	T. Rowe Price	T. Rowe Price	T. Rowe Price
	Putnam Variable	Rydex	Equity	Equity	Equity	Equity
	Trust (Class IA)	Variable Trust	Series, Inc.	Series, Inc.	Series, Inc.	Series, Inc.
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
		Guggenheim
	VT International	VT U.S.	T. Rowe Price			T. Rowe Price
	Value Fund	Long Short	Blue Chip	T. Rowe Price	T. Rowe Price	New America
	(Class IA)	Equity Fund	Growth	Equity Income	Mid-Cap Growth	Growth

ASSETS
Investments, at fair value	$896,758	$786,675	$4,322,075	$25,455,386	$12,087,784	$2,614,159

Total assets	$896,758	$786,675	$4,322,075	$25,455,386	$12,087,784	$2,614,159

NET ASSETS
Accumulation units	$896,758	$786,675	$4,322,075	$25,455,386	$12,087,784	$2,614,159

Total net assets	$896,758	$786,675	$4,322,075	$25,455,386	$12,087,784	$2,614,159

FUND SHARE INFORMATION
Number of shares	94,000	51,183	186,377	898,214	472,733	111,193

Cost of investments	$1,012,207	$671,519	$2,202,511	$20,073,605	$10,778,553	$2,458,215

ACCUMULATION UNIT VALUE
Lowest	$24.44	$23.72	$28.14	$34.22	$62.45	$28.28

Highest	$24.44	$23.72	$28.14	$34.22	$62.45	$28.28

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2016

	T. Rowe Price
	International	The Alger	The Alger	The Alger	The Alger	The Alger
	Series, Inc.	Portfolios	Portfolios	Portfolios	Portfolios	Portfolios
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
			Alger	Alger	Alger	Alger
	T. Rowe Price	Alger	Capital	Income and	Large Cap	MidCap
	International	Balanced	Appreciation	Growth	Growth	Growth
	Stock	Class I-2	Class I-2	Class I-2	Class I-2	Class I-2

ASSETS
Investments, at fair value	$3,578,626	$265,615	$21,102,283	$5,550,487	$11,409,077	$22,841,706

Total assets	$3,578,626	$265,615	$21,102,283	$5,550,487	$11,409,077	$22,841,706

NET ASSETS
Accumulation units	$3,578,626	$265,615	$21,102,283	$5,550,487	$11,409,077	$22,841,706

Total net assets	$3,578,626	$265,615	$21,102,283	$5,550,487	$11,409,077	$22,841,706

FUND SHARE INFORMATION
Number of shares	250,780	17,338	314,443	315,548	216,779	1,159,477

Cost of investments	$3,522,058	$228,162	$16,824,490	$3,510,300	$9,640,650	$18,046,859

ACCUMULATION UNIT VALUE
Lowest	$18.41	$14.97	$20.38	$29.26	$16.15	$13.54

Highest	$18.41	$14.97	$46.52	$29.26	$24.25	$34.43

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2016

					Van Eck	Van Eck
		The Universal	The Universal	The Universal	Worldwide	Worldwide
	The Alger	Institutional	Institutional	Institutional	Insurance	Insurance
	Portfolios	Funds, Inc.	Funds, Inc.	Funds, Inc.	Trust	Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Alger	Morgan Stanley	Morgan Stanley	Morgan Stanley	Van Eck
	SmallCap	UIF Emerging	UIF	UIF	Worldwide	Van Eck
	Growth	Markets	Growth	U.S. Real Estate	Emerging	Worldwide
	Class I-2	Class I	Class I	Class I	Markets	Hard Assets

ASSETS
Investments, at fair value	$5,852,236	$351,740	$2,660,191	$6,518,176	$3,942,228	$3,354,304

Total assets	$5,852,236	$351,740	$2,660,191	$6,518,176	$3,942,228	$3,354,304

NET ASSETS
Accumulation units	$5,852,236	$351,740	$2,660,191	$6,518,176	$3,942,228	$3,354,304

Total net assets	$5,852,236	$351,740	$2,660,191	$6,518,176	$3,942,228	$3,354,304

FUND SHARE INFORMATION
Number of shares	311,953	26,728	107,918	304,730	379,060	138,952

Cost of investments	$7,611,401	$357,149	$2,465,717	$4,892,671	$4,833,446	$3,843,935

ACCUMULATION UNIT VALUE
Lowest	$24.73	$8.23	$20.59	$47.11	$28.46	$28.08

Highest	$24.73	$8.23	$31.92	$47.11	$28.46	$28.08

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2016

	Wells Fargo	Wells Fargo
	Variable Trust	Variable Trust
	Sub-Account	Sub-Account

	Wells Fargo VT	Wells Fargo VT
	Advantage	Advantage
	Discovery	Opportunity

ASSETS
Investments, at fair value	$5,422,670	$7,130,702

Total assets	$5,422,670	$7,130,702

NET ASSETS
Accumulation units	$5,422,670	$7,130,702

Total net assets	$5,422,670	$7,130,702

FUND SHARE INFORMATION
Number of shares	209,289	289,043

Cost of investments	$4,442,845	$6,020,618

ACCUMULATION UNIT VALUE
Lowest	$31.12	$25.01

Highest	$31.12	$25.01

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

						Deutsche
						Investments
						Variable
	AllianceBernstein	AllianceBernstein	AllianceBernstein	AllianceBernstein	AllianceBernstein	Insurance Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VPS	VPS	VPS	VPS	VPS
	Growth	International	International	Small	Small/Mid	Deutsche
	and Income	Growth	Value	Cap Growth	Cap Value	Equity 500 Index
	Class A	Class A	Class A	Class A	Class A	VIP Class A

NET INVESTMENT INCOME (LOSS)
Dividends	$5,043	$—	$2,176	$—	$2,129	$63,130
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	—	—	—	—	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	5,043	—	2,176	—	2,129	63,130

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	57,831	29,805	31,788	40,952	34,998	192,150
Cost of investments sold	44,565	28,788	33,472	48,783	36,853	145,863

Realized gains (losses)
on fund shares	13,266	1,017	(1,684)	(7,831)	(1,855)	46,287

Realized gain distributions	30,124	—	—	157,914	20,002	235,453

Net realized gains (losses)	43,390	1,017	(1,684)	150,083	18,147	281,740

Change in unrealized gains (losses)	5,859	(22,509)	(1,517)	(109,848)	61,604	3,615

Net realized and change in unrealized
gains (losses) on investments	49,249	(21,492)	(3,201)	40,235	79,751	285,355

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$54,292	$(21,492)	$(1,025)	$40,235	$81,880	$348,485

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

	Deutsche
	Investments	Deutsche	Deutsche	Deutsche	Deutsche	Deutsche
	Variable	Variable	Variable	Variable	Variable	Variable
	Insurance Trust	Series I	Series I	Series I	Series I	Series II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

	Deutsche	Deutsche	Deutsche	Deutsche	Deutsche	Deutsche
	Small Cap Index	Bond	Core Equity	Global Small Cap	International	Global Income
	VIP Class A	VIP Class A	VIP Class A	VIP Class A	VIP Class A	Builder VIP Class A

NET INVESTMENT INCOME (LOSS)
Dividends	$11,971	$283,963	$28,802	$15,193	$147,869	$151,609
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	(7,555)	—	—	—	(2,141)
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	11,971	276,408	28,802	15,193	147,869	149,468

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	141,824	1,673,225	234,622	503,816	100,693	396,604
Cost of investments sold	129,556	1,784,262	174,381	591,503	145,396	390,680

Realized gains (losses)
on fund shares	12,268	(111,037)	60,241	(87,687)	(44,703)	5,924

Realized gain distributions	83,114	—	183,103	468,691	—	—

Net realized gains (losses)	95,382	(111,037)	243,344	381,004	(44,703)	5,924

Change in unrealized gains (losses)	108,319	130,080	(66,030)	(348,662)	(94,362)	84,126

Net realized and change in unrealized
gains (losses) on investments	203,701	19,043	177,314	32,342	(139,065)	90,050

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$215,672	$295,451	$206,116	$47,535	$8,804	$239,518

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

				Fidelity	Fidelity	Fidelity
	Federated	Federated	Federated	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Series	Series	Series	Products Fund	Products Fund	Products Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Federated
	Fund for U.S.	Federated	Federated
	Government	High Income	Managed	VIP Asset		VIP Emerging
	Securities II	Bond Fund II	Volatility Fund II	Manager	VIP Contrafund	Markets

NET INVESTMENT INCOME (LOSS)
Dividends	$144,156	$426,868	$126,055	$127,724	$564,056	$2,838
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	(8,839)	(14,131)	(8,268)	(29,846)	(122,042)	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	135,317	412,737	117,787	97,878	442,014	2,838

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	1,441,321	1,880,681	294,591	848,490	6,653,563	40,146
Cost of investments sold	1,478,636	1,938,893	309,287	827,495	5,673,882	40,388

Realized gains (losses)
on fund shares	(37,315)	(58,212)	(14,696)	20,995	979,681	(242)

Realized gain distributions	—	—	—	368,746	5,535,586	—

Net realized gains (losses)	(37,315)	(58,212)	(14,696)	389,741	6,515,267	(242)

Change in unrealized gains (losses)	(7,718)	600,621	80,219	(259,190)	(1,697,097)	15,404

Net realized and change in unrealized
gains (losses) on investments	(45,033)	542,409	65,523	130,551	4,818,170	15,162

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$90,284	$955,146	$183,310	$228,429	$5,260,184	$18,000

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity
	Variable	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

			VIP	VIP		VIP
	VIP		Growth	High		Index 500 -
	Equity-Income	VIP Growth	& Income	Income	VIP Index 500	Service Class

NET INVESTMENT INCOME (LOSS)
Dividends	$806,003	$16,557	$11,460	$26,615	$824,054	$60,402
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	(99,313)	(111,370)	—	—	(36,513)	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	706,690	(94,813)	11,460	26,615	787,541	60,402

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	3,064,539	3,337,449	35,682	25,088	5,637,052	201,621
Cost of investments sold	3,256,677	2,240,920	32,224	27,180	3,834,434	159,580

Realized gains (losses)
on fund shares	(192,138)	1,096,529	3,458	(2,092)	1,802,618	42,041

Realized gain distributions	2,199,322	4,134,181	32,987	—	57,555	3,410

Net realized gains (losses)	2,007,184	5,230,710	36,445	(2,092)	1,860,173	45,451

Change in unrealized gains (losses)	3,031,367	(4,969,568)	49,870	36,527	3,700,368	334,676

Net realized and change in unrealized
gains (losses) on investments	5,038,551	261,142	86,315	34,435	5,560,541	380,127

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$5,745,241	$166,329	$97,775	$61,050	$6,348,082	$440,529

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity
	Variable	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

					VIP	VIP
	VIP Investment	VIP	VIP		Real	Value
	Grade Bond	Mid Cap	Money Market	VIP Overseas	Estate	Strategies

NET INVESTMENT INCOME (LOSS)
Dividends	$149,345	$10,924	$49,123	$208,977	$22,542	$2,016
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	—	(23,566)	(22,525)	—	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	149,345	10,924	25,557	186,452	22,542	2,016

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	489,280	83,093	8,329,674	926,921	42,387	89,659
Cost of investments sold	485,058	86,501	8,329,674	902,425	36,247	79,989

Realized gains (losses)
on fund shares	4,222	(3,408)	—	24,496	6,140	9,670

Realized gain distributions	2,854	107,511	—	24,768	14,412	—

Net realized gains (losses)	7,076	104,103	—	49,264	20,552	9,670

Change in unrealized gains (losses)	117,503	120,975	—	(1,016,889)	34,171	6,099

Net realized and change in unrealized
gains (losses) on investments	124,579	225,078	—	(967,625)	54,723	15,769

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$273,924	$236,002	$25,557	$(781,173)	$77,265	$17,785

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

	Franklin	Franklin	Franklin	Franklin	Franklin	Franklin
	Templeton	Templeton	Templeton	Templeton	Templeton	Templeton
	Investments	Investments	Investments	Investments	Investments	Investments
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
			Franklin Mutual		Franklin	Franklin
	Franklin High	Franklin	Global	Franklin Mutual	Small	Small-Mid
	Income VIP	Income VIP	Discovery VIP	Shares VIP	Cap Value VIP	Cap Growth VIP
	Fund Class 1	Fund Class 1	Fund Class 1	Fund Class 1	Fund Class 1	Fund Class 1

NET INVESTMENT INCOME (LOSS)
Dividends	$19,818	$22,464	$15,019	$7,866	$8,256	$—
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	—	—	—	—	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	19,818	22,464	15,019	7,866	8,256	—

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	20,840	37,434	25,643	16,336	70,258	55,082
Cost of investments sold	23,683	38,613	28,035	15,753	72,441	70,236

Realized gains (losses)
on fund shares	(2,843)	(1,179)	(2,392)	583	(2,183)	(15,154)

Realized gain distributions	—	—	60,964	28,438	114,350	51,060

Net realized gains (losses)	(2,843)	(1,179)	58,572	29,021	112,167	35,906

Change in unrealized gains (losses)	28,875	44,008	24,498	16,895	105,450	(11,728)

Net realized and change in unrealized
gains (losses) on investments	26,032	42,829	83,070	45,916	217,617	24,178

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$45,850	$65,293	$98,089	$53,782	$225,873	$24,178

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

	Franklin	Franklin	Franklin
	Templeton	Templeton	Templeton
	Investments	Investments	Investments	Ibbotson	Ibbotson	Ibbotson
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Franklin	Franklin	Templeton	Morningstar	Morningstar	Morningstar
	Strategic	U.S. Government	Global	Aggressive Growth	Balanced	Conservative ETF
	Income VIP	Securities VIP	Bond VIP	ETF Asset Allocation	ETF Asset Allocation	Asset Allocation
	Fund Class 1	Fund Class 1	Fund Class 1	Portfolio Class I (*)	Portfolio Class I (*)	Portfolio Class I (*)

NET INVESTMENT INCOME (LOSS)
Dividends	$11,211	$7,927	$—	$100,440	$215,647	$17,143
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	—	—	(886)	(5,067)	(202)
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	11,211	7,927	—	99,554	210,580	16,941

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	17,358	18,778	31,001	341,824	2,085,454	156,765
Cost of investments sold	19,916	19,427	35,664	304,564	1,977,729	159,022

Realized gains (losses)
on fund shares	(2,558)	(649)	(4,663)	37,260	107,725	(2,257)

Realized gain distributions	—	—	756	314,855	524,382	24,841

Net realized gains (losses)	(2,558)	(649)	(3,907)	352,115	632,107	22,584

Change in unrealized gains (losses)	16,417	(4,922)	39,068	206,937	42,650	1,065

Net realized and change in unrealized
gains (losses) on investments	13,859	(5,571)	35,161	559,052	674,757	23,649

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$25,070	$2,356	$35,161	$658,606	$885,337	$40,590

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2016.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

	Ibbotson	Ibbotson	Invesco Funds	Invesco Funds	Invesco Funds	Invesco Funds
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Morningstar	Morningstar
	Growth ETF	Income and Growth	Invesco V.I.	Invesco V.I.		Invesco V.I.
	Asset Allocation	ETF Asset Allocation	American	American	Invesco V.I.	Government
	Portfolio Class I (*)	Portfolio Class I (*)	Franchise	Value	Core Equity	Securities

NET INVESTMENT INCOME (LOSS)
Dividends	$238,732	$41,131	$—	$33,223	$4,958	$24,994
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	(1,631)	(506)	—	(12,601)	—	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	237,101	40,625	—	20,622	4,958	24,994

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	1,271,586	227,832	185,084	1,303,331	65,446	157,617
Cost of investments sold	1,140,262	234,899	136,157	1,198,304	57,068	159,297

Realized gains (losses)
on fund shares	131,324	(7,067)	48,927	105,027	8,378	(1,680)

Realized gain distributions	603,649	105,261	157,802	513,289	44,440	—

Net realized gains (losses)	734,973	98,194	206,729	618,316	52,818	(1,680)

Change in unrealized gains (losses)	297,947	(18,049)	(174,754)	719,445	3,015	(11,463)

Net realized and change in unrealized
gains (losses) on investments	1,032,920	80,145	31,975	1,337,761	55,833	(13,143)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$1,270,021	$120,770	$31,975	$1,358,383	$60,791	$11,851

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2016.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

					Invesco Funds	Invesco Funds
	Invesco Funds	Invesco Funds	Invesco Funds	Invesco Funds	(Class II)	(Class II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Invesco V.I.
	Growth		Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.
	and Income	Invesco V.I.	Mid Cap	Value	Growth and	Mid Cap
	Fund - Series I	High Yield	Core Equity	Opportunity	Income	Growth

NET INVESTMENT INCOME (LOSS)
Dividends	$53,794	$15,503	$1,597	$21,489	$43,392	$—
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	—	—	(2,391)	(11,545)	(4,992)
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	53,794	15,503	1,597	19,098	31,847	(4,992)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	544,972	37,909	224,570	759,901	551,674	409,628
Cost of investments sold	535,563	38,307	223,178	791,919	555,867	345,600

Realized gains (losses)
on fund shares	9,409	(398)	1,392	(32,018)	(4,193)	64,028

Realized gain distributions	444,559	—	136,125	1,601,588	459,158	358,925

Net realized gains (losses)	453,968	(398)	137,517	1,569,570	454,965	422,953

Change in unrealized gains (losses)	376,629	24,879	123,700	(643,949)	393,002	(406,436)

Net realized and change in unrealized
gains (losses) on investments	830,597	24,481	261,217	925,621	847,967	16,517

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$884,391	$39,984	$262,814	$944,719	$879,814	$11,525

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen
	Series	Series	Series	Series	Series	Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

			Flexible	Forty	Global	Global
	Balanced	Enterprise	Bond	Portfolio	Research	Technology

NET INVESTMENT INCOME (LOSS)
Dividends	$692,507	$307,250	$176,038	$42,257	$262,782	$984
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	(80,622)	(110,267)	(9,177)	(3,050)	(79,387)	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	611,885	196,983	166,861	39,207	183,395	984

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	2,726,358	3,520,387	1,473,393	578,521	2,253,361	41,381
Cost of investments sold	2,411,738	2,371,898	1,507,015	607,394	1,594,052	35,097

Realized gains (losses)
on fund shares	314,620	1,148,489	(33,622)	(28,873)	659,309	6,284

Realized gain distributions	452,524	2,787,563	—	628,693	—	17,636

Net realized gains (losses)	767,144	3,936,052	(33,622)	599,820	659,309	23,920

Change in unrealized gains (losses)	(73,011)	252,285	26,640	(530,247)	(450,892)	41,794

Net realized and change in unrealized
gains (losses) on investments	694,133	4,188,337	(6,982)	69,573	208,417	65,714

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$1,306,018	$4,385,320	$159,879	$108,780	$391,812	$66,698

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

				Janus Aspen	Janus Aspen	Janus Aspen
	Janus Aspen	Janus Aspen	Janus Aspen	Series	Series	Series
	Series	Series	Series	(Service Shares)	(Service Shares)	(Service Shares)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

		Mid			Global	Mid Cap
	Janus	Cap		Balanced	Research	Value
	Portfolio	Value	Overseas	(Service Shares)	(Service Shares)	(Service Shares)

NET INVESTMENT INCOME (LOSS)
Dividends	$152,768	$4,389	$37,928	$120,881	$7,913	$33,965
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	(93,233)	—	—	—	—	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	59,535	4,389	37,928	120,881	7,913	33,965

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	2,769,202	52,643	101,773	423,888	52,991	398,635
Cost of investments sold	2,369,924	54,561	149,772	387,160	39,146	400,783

Realized gains (losses)
on fund shares	399,278	(1,918)	(47,999)	36,728	13,845	(2,148)

Realized gain distributions	1,745,813	54,939	20,603	85,671	—	514,086

Net realized gains (losses)	2,145,091	53,021	(27,396)	122,399	13,845	511,938

Change in unrealized gains (losses)	(2,188,241)	16,692	(57,753)	21,016	(6,902)	112,856

Net realized and change in unrealized
gains (losses) on investments	(43,150)	69,713	(85,149)	143,415	6,943	624,794

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$16,385	$74,102	$(47,221)	$264,296	$14,856	$658,759

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

			Legg Mason	Legg Mason
	Janus Aspen	Lazard	Partners	Partners	MFS Variable	MFS Variable
	Series	Retirement	Variable	Variable	Insurance	Insurance
	(Service Shares)	Series, Inc.	Portfolios I, Inc.	Portfolios I, Inc.	Trust	Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
			ClearBridge Variable	Western Asset
		Emerging	Large Cap	Variable Global		MFS
	Overseas	Markets	Value Portfolio	High Yield Bond	MFS	High Yield
	(Service Shares)	Equity	Class I (*)	Portfolio Class I (*)	Growth	Portfolio

NET INVESTMENT INCOME (LOSS)
Dividends	$208,884	$12,902	$53,209	$132,422	$3,444	$67,365
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	(2,707)	—	(3,511)	—	—	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	206,177	12,902	49,698	132,422	3,444	67,365

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	498,283	200,392	1,050,007	128,074	821,546	102,757
Cost of investments sold	833,069	229,789	982,530	145,779	493,175	112,726

Realized gains (losses)
on fund shares	(334,786)	(29,397)	67,477	(17,705)	328,371	(9,969)

Realized gain distributions	118,257	—	72,157	—	469,800	—

Net realized gains (losses)	(216,529)	(29,397)	139,634	(17,705)	798,171	(9,969)

Change in unrealized gains (losses)	(281,760)	245,556	229,498	184,528	(618,469)	71,134

Net realized and change in unrealized
gains (losses) on investments	(498,289)	216,159	369,132	166,823	179,702	61,165

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(292,112)	$229,061	$418,830	$299,245	$183,146	$128,530

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2016.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

	MFS Variable	MFS Variable	MFS Variable	MFS Variable	MFS Variable	MFS Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Trust	Trust	Trust	Trust	Trust	Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
		MFS Mass
		Investors Growth
	MFS Investors	Stock Series-	MFS New		MFS Total
	Trust	Initial Class (*)	Discovery	MFS Research	Return	MFS Utilities

NET INVESTMENT INCOME (LOSS)
Dividends	$43,242	$5,459	$—	$26,756	$328,408	$107,979
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	—	—	—	—	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	43,242	5,459	—	26,756	328,408	107,979

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	418,509	128,365	691,996	336,663	1,400,206	390,355
Cost of investments sold	332,753	143,034	665,312	256,141	1,206,897	388,574

Realized gains (losses)
on fund shares	85,756	(14,669)	26,684	80,522	193,309	1,781

Realized gain distributions	552,751	105,338	380,507	343,401	369,213	63,708

Net realized gains (losses)	638,507	90,669	407,191	423,923	562,522	65,489

Change in unrealized gains (losses)	(267,731)	(46,228)	342,972	(176,618)	100,820	121,168

Net realized and change in unrealized
gains (losses) on investments	370,776	44,441	750,163	247,305	663,342	186,657

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$414,018	$49,900	$750,163	$274,061	$991,750	$294,636

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2016.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

		MFS Variable
	MFS Variable	Insurance	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer
	Insurance	Trust	Variable	Variable	Variable	Variable
	Trust	(Service Class)	Account Funds	Account Funds	Account Funds	Account Funds
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
		MFS New			Oppenheimer
		Discovery	Oppenheimer	Oppenheimer	Discovery
		Series	Conservative	Core	MidCap	Oppenheimer
	MFS Value	(Service Class)	Balance Fund	Bond	Growth	Equity Income

NET INVESTMENT INCOME (LOSS)
Dividends	$44,273	$—	$7,633	$6,024	$—	$21,037
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	(4,198)	—	—	—	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	44,273	(4,198)	7,633	6,024	—	21,037

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	229,900	112,973	13,797	11,306	159,165	40,543
Cost of investments sold	182,167	130,982	11,822	11,289	113,019	41,364

Realized gains (losses)
on fund shares	47,733	(18,009)	1,975	17	46,146	(821)

Realized gain distributions	171,008	29,469	—	—	147,559	—

Net realized gains (losses)	218,741	11,460	1,975	17	193,705	(821)

Change in unrealized gains (losses)	8,270	35,654	6,904	(1,297)	(151,211)	32,727

Net realized and change in unrealized
gains (losses) on investments	227,011	47,114	8,879	(1,280)	42,494	31,906

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$271,284	$42,916	$16,512	$4,744	$42,494	$52,943

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

					Oppenheimer	Oppenheimer
	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer	Variable Account	Variable Account
	Variable	Variable	Variable	Variable	Funds (Service	Funds (Service
	Account Funds	Account Funds	Account Funds	Account Funds	Shares ("SS"))	Shares ("SS"))
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

		Oppenheimer	Oppenheimer	Oppenheimer		Oppenheimer
	Oppenheimer	Global	International	Main Street	Oppenheimer	International
	Global	Strategic Income	Growth (*)	Small Cap	Global (SS)	Growth (SS) (*)

NET INVESTMENT INCOME (LOSS)
Dividends	$9,923	$14,254	$17,048	$50,043	$66,000	$15,305
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	—	—	—	—	(12,970)
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	9,923	14,254	17,048	50,043	66,000	2,335

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	48,322	39,245	179,061	926,811	620,850	158,198
Cost of investments sold	46,545	43,136	171,013	805,447	558,653	144,535

Realized gains (losses)
on fund shares	1,777	(3,891)	8,048	121,364	62,197	13,663

Realized gain distributions	62,896	—	36,265	370,998	585,177	42,171

Net realized gains (losses)	64,673	(3,891)	44,313	492,362	647,374	55,834

Change in unrealized gains (losses)	(69,760)	7,302	(92,564)	1,139,877	(724,935)	(120,461)

Net realized and change in unrealized
gains (losses) on investments	(5,087)	3,411	(48,251)	1,632,239	(77,561)	(64,627)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$4,836	$17,665	$(31,203)	$1,682,282	$(11,561)	$(62,292)

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2016.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

	Oppenheimer
	Variable Account
	Funds (Service	PIMCO Variable	PIMCO Variable	PIMCO Variable	PIMCO Variable	Putnam Variable
	Shares ("SS"))	Insurance Trust	Insurance Trust	Insurance Trust	Insurance Trust	Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

	Oppenheimer					VT
	Main Street			PIMCO	PIMCO	International
	Small Cap (SS)	Foreign Bond	Money Market (*)	Real Return	Total Return	Value Fund

NET INVESTMENT INCOME (LOSS)
Dividends	$14,295	$47,335	$2,903	$74,847	$297,253	$57,775
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	(10,491)	(5,025)	—	—	(15,933)	(3,419)
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	3,804	42,310	2,903	74,847	281,320	54,356

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	1,354,430	517,976	2,788,696	270,722	1,456,248	414,037
Cost of investments sold	1,309,960	492,818	2,788,696	287,436	1,473,835	509,680

Realized gains (losses)
on fund shares	44,470	25,158	—	(16,714)	(17,587)	(95,643)

Realized gain distributions	220,060	12,044	—	—	—	—

Net realized gains (losses)	264,530	37,202	—	(16,714)	(17,587)	(95,643)

Change in unrealized gains (losses)	685,757	123,737	—	107,808	102,290	61,611

Net realized and change in unrealized
gains (losses) on investments	950,287	160,939	—	91,094	84,703	(34,032)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$954,091	$203,249	$2,903	$165,941	$366,023	$20,324

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2016.

				T. Rowe Price	T. Rowe Price	T. Rowe Price
	Putnam Variable	Putnam Variable	Rydex	Equity	Equity	Equity
	Trust (Class IA)	Trust (Class IA)	Variable Trust	Series, Inc.	Series, Inc.	Series, Inc.
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

		VT International	Guggenheim	T. Rowe Price
	VT High Yield	Value Fund	VT U.S. Long Short	Blue Chip	T. Rowe Price	T. Rowe Price
	(Class IA)	(Class IA)	Equity Fund	Growth	Equity Income	Mid-Cap Growth

NET INVESTMENT INCOME (LOSS)
Dividends	$59,720	$25,750	$—	$—	$548,742	$—
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	—	—	—	—	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	59,720	25,750	—	—	548,742	—

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	82,695	184,141	58,817	546,040	2,258,582	1,796,408
Cost of investments sold	90,505	214,428	51,317	274,846	1,723,082	1,514,093

Realized gains (losses)
on fund shares	(7,810)	(30,287)	7,500	271,194	535,500	282,315

Realized gain distributions	—	—	—	—	2,357,871	779,429

Net realized gains (losses)	(7,810)	(30,287)	7,500	271,194	2,893,371	1,061,744

Change in unrealized gains (losses)	88,507	15,589	(2,823)	(233,199)	738,535	(347,418)

Net realized and change in unrealized
gains (losses) on investments	80,697	(14,698)	4,677	37,995	3,631,906	714,326

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$140,417	$11,052	$4,677	$37,995	$4,180,648	$714,326

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

	T. Rowe Price	T. Rowe Price
	Equity	International	The Alger	The Alger	The Alger	The Alger
	Series, Inc.	Series, Inc.	Portfolios	Portfolios	Portfolios	Portfolios
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
				Alger	Alger	Alger
	T. Rowe Price	T. Rowe Price	Alger	Capital	Income and	Large Cap
	New America	International	Balanced	Appreciation	Growth	Growth
	Growth	Stock	Class I-2	Class I-2	Class I-2	Class I-2

NET INVESTMENT INCOME (LOSS)
Dividends	$1,062	$38,137	$4,956	$39,852	$97,742	$—
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	—	—	—	—	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	1,062	38,137	4,956	39,852	97,742	—

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	434,514	432,361	19,088	1,563,939	470,687	913,647
Cost of investments sold	409,366	409,825	16,806	1,241,509	313,474	787,811

Realized gains (losses)
on fund shares	25,148	22,536	2,282	322,430	157,213	125,836

Realized gain distributions	129,620	131,095	—	165,193	—	41,595

Net realized gains (losses)	154,768	153,631	2,282	487,623	157,213	167,431

Change in unrealized gains (losses)	(138,542)	(115,338)	12,523	(441,748)	264,437	(279,660)

Net realized and change in unrealized
gains (losses) on investments	16,226	38,293	14,805	45,875	421,650	(112,229)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$17,288	$76,430	$19,761	$85,727	$519,392	$(112,229)

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

						Van Eck
			The Universal	The Universal	The Universal	Worldwide
	The Alger	The Alger	Institutional	Institutional	Institutional	Insurance
	Portfolios	Portfolios	Funds, Inc.	Funds, Inc.	Funds, Inc.	Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Alger	Alger	Morgan Stanley	Morgan Stanley	Morgan Stanley	Van Eck
	MidCap	SmallCap	UIF Emerging	UIF	UIF	Worldwide
	Growth	Growth	Markets	Growth	U.S. Real Estate	Emerging
	Class I-2	Class I-2	Class I	Class I	Class I	Markets

NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$1,674	$—	$86,356	$18,747
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	—	—	(4,809)	—	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	—	—	1,674	(4,809)	86,356	18,747

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	1,744,011	707,895	29,963	341,235	624,537	413,522
Cost of investments sold	1,436,010	909,000	30,131	305,646	467,560	505,163

Realized gains (losses)
on fund shares	308,001	(201,105)	(168)	35,589	156,977	(91,641)

Realized gain distributions	—	809,791	—	429,190	—	20,309

Net realized gains (losses)	308,001	608,686	(168)	464,779	156,977	(71,332)

Change in unrealized gains (losses)	(127,695)	(277,129)	21,852	(512,715)	191,463	68,347

Net realized and change in unrealized
gains (losses) on investments	180,306	331,557	21,684	(47,936)	348,440	(2,985)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$180,306	$331,557	$23,358	$(52,745)	$434,796	$15,762

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

	Van Eck
	Worldwide
	Insurance	Wells Fargo	Wells Fargo
	Trust	Variable Trust	Variable Trust
	Sub-Account	Sub-Account	Sub-Account

	Van Eck	Wells Fargo VT	Wells Fargo VT
	Worldwide	Advantage	Advantage
	Hard Assets	Discovery	Opportunity

NET INVESTMENT INCOME (LOSS)
Dividends	$11,122	$—	$137,993
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	—	—
Administrative Expense	—	—	—

Net investment income (loss)	11,122	—	137,993

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	396,622	705,757	599,123
Cost of investments sold	518,928	594,520	507,699

Realized gains (losses)
on fund shares	(122,306)	111,237	91,424

Realized gain distributions	—	408,644	685,101

Net realized gains (losses)	(122,306)	519,881	776,525

Change in unrealized gains (losses)	1,169,813	(120,820)	(120,613)

Net realized and change in unrealized
gains (losses) on investments	1,047,507	399,061	655,912

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$1,058,629	$399,061	$793,905

	AllianceBernstein		AllianceBernstein		AllianceBernstein
	Sub-Account		Sub-Account		Sub-Account
			VPS		VPS
	VPS		International		International
	Growth and Income		Growth		Value
	Class A		Class A		Class A
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$5,043	$6,901	$—	$981	$2,176	$4,456
Net realized gains (losses)	43,390	4,754	1,017	1,656	(1,684)	466
Change in unrealized gains (losses)	5,859	(3,993)	(22,509)	(8,119)	(1,517)	(1,374)

Increase (decrease) in net assets
from operations	54,292	7,662	(21,492)	(5,482)	(1,025)	3,548

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	97,374	88,640	90,909	93,125	44,726	44,570
Benefit payments	—	—	—	—	(191)	—
Payments on termination	(38,545)	(6,374)	(28,002)	(13,177)	(14,525)	(4,158)
Loans - net	(7,736)	(777)	(1,994)	(1,050)	(3,449)	333
Policy maintenance charge	(52,972)	(48,350)	(40,278)	(38,417)	(22,283)	(23,139)
Transfers among the sub-accounts
and with the Fixed Account - net	(9,401)	(2,622)	5,975	10,409	(9,819)	(277)

Increase (decrease) in net assets
from policy transactions	(11,280)	30,517	26,610	50,890	(5,541)	17,329

INCREASE (DECREASE) IN NET ASSETS	43,012	38,179	5,118	45,408	(6,566)	20,877

NET ASSETS AT BEGINNING OF PERIOD	492,500	454,321	307,499	262,091	173,820	152,943

NET ASSETS AT END OF PERIOD	$535,512	$492,500	$312,617	$307,499	$167,254	$173,820

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	29,774	27,933	34,609	28,948	23,435	21,154
Units issued	2,751	3,045	6,614	7,064	3,669	3,336
Units redeemed	(3,437)	(1,204)	(3,441)	(1,403)	(4,441)	(1,055)
Units outstanding at end of period	29,088	29,774	37,782	34,609	22,663	23,435

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

					Deutsche Investments
	AllianceBernstein		AllianceBernstein		Variable Insurance Trust
	Sub-Account		Sub-Account		Sub-Account

	VPS		VPS
	Small Cap Growth		Small/Mid Cap Value		Deutsche Equity 500 Index
	Class A		Class A		VIP Class A
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$—	$—	$2,129	$2,282	$63,130	$50,298
Net realized gains (losses)	150,083	79,551	18,147	52,660	281,740	202,360
Change in unrealized gains (losses)	(109,848)	(87,380)	61,604	(70,867)	3,615	(218,394)

Increase (decrease) in net assets
from operations	40,235	(7,829)	81,880	(15,925)	348,485	34,264

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	188,636	160,379	108,251	93,290	229,409	234,973
Benefit payments	—	—	—	—	(4,031)	(6,201)
Payments on termination	(29,105)	(17,059)	(14,690)	(17,809)	(135,695)	(125,610)
Loans - net	(10,195)	(4,795)	(1,360)	(1,410)	(27,125)	(29,510)
Policy maintenance charge	(79,728)	(69,832)	(45,568)	(39,799)	(155,718)	(152,621)
Transfers among the sub-accounts
and with the Fixed Account - net	5,429	(2,315)	(7,136)	(10,742)	14,835	(36,681)

Increase (decrease) in net assets
from policy transactions	75,037	66,378	39,497	23,530	(78,325)	(115,650)

INCREASE (DECREASE) IN NET ASSETS	115,272	58,549	121,377	7,605	270,160	(81,386)

NET ASSETS AT BEGINNING OF PERIOD	475,041	416,492	296,511	288,906	3,041,042	3,122,428

NET ASSETS AT END OF PERIOD	$590,313	$475,041	$417,888	$296,511	$3,311,202	$3,041,042

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	23,681	20,503	16,849	15,516	97,950	101,709
Units issued	6,080	4,406	4,002	3,777	3,532	2,718
Units redeemed	(2,120)	(1,228)	(1,869)	(2,444)	(5,929)	(6,477)
Units outstanding at end of period	27,641	23,681	18,982	16,849	95,553	97,950

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Deutsche Investments		Deutsche		Deutsche
	Variable Insurance Trust		Variable Series I		Variable Series I
	Sub-Account		Sub-Account		Sub-Account

	Deutsche Small Cap Index		Deutsche Bond		Deutsche Core Equity
	VIP Class A		VIP Class A		VIP Class A
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$11,971	$11,463	$276,408	$153,561	$28,802	$17,417
Net realized gains (losses)	95,382	92,901	(111,037)	(41,129)	243,344	81,730
Change in unrealized gains (losses)	108,319	(156,945)	130,080	(133,757)	(66,030)	8,676

Increase (decrease) in net assets
from operations	215,672	(52,581)	295,451	(21,325)	206,116	107,823

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	91,841	91,597	514,413	529,206	110,376	119,075
Benefit payments	—	(7,919)	(50,337)	(22,805)	(668)	(1,950)
Payments on termination	(66,859)	(26,848)	(290,526)	(432,655)	(44,736)	(85,858)
Loans - net	(20,719)	(3,792)	(405,561)	(11,651)	(24,284)	(15,431)
Policy maintenance charge	(47,148)	(48,421)	(410,349)	(393,190)	(129,273)	(121,456)
Transfers among the sub-accounts
and with the Fixed Account - net	(28,931)	(2,500)	396,644	27,196	(25,069)	4,835

Increase (decrease) in net assets
from policy transactions	(71,816)	2,117	(245,716)	(303,899)	(113,654)	(100,785)

INCREASE (DECREASE) IN NET ASSETS	143,856	(50,464)	49,735	(325,224)	92,462	7,038

NET ASSETS AT BEGINNING OF PERIOD	1,072,227	1,122,691	5,206,075	5,531,299	2,086,510	2,079,472

NET ASSETS AT END OF PERIOD	$1,216,083	$1,072,227	$5,255,810	$5,206,075	$2,178,972	$2,086,510

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	29,819	29,788	280,752	296,398	92,368	96,887
Units issued	1,862	1,416	71,662	12,336	5,173	5,596
Units redeemed	(3,736)	(1,385)	(84,671)	(27,982)	(10,231)	(10,115)
Units outstanding at end of period	27,945	29,819	267,743	280,752	87,310	92,368

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Deutsche		Deutsche		Deutsche
	Variable Series I		Variable Series I		Variable Series II
	Sub-Account		Sub-Account		Sub-Account

	Deutsche Global Small Cap		Deutsche International		Deutsche Global Income
	VIP Class A		VIP Class A		Builder VIP Class A
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$15,193	$44,197	$147,869	$68,756	$149,468	$116,043
Net realized gains (losses)	381,004	491,158	(44,703)	(44,355)	5,924	109,444
Change in unrealized gains (losses)	(348,662)	(467,973)	(94,362)	(109,776)	84,126	(285,581)

Increase (decrease) in net assets
from operations	47,535	67,382	8,804	(85,375)	239,518	(60,094)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	273,117	285,420	111,454	126,392	255,289	274,515
Benefit payments	(12,343)	—	—	(239)	(4,893)	(3,512)
Payments on termination	(291,439)	(391,388)	(59,094)	(112,477)	(174,009)	(181,285)
Loans - net	(24,516)	(34,680)	(14,044)	(5,237)	(26,916)	(16,814)
Policy maintenance charge	(213,386)	(234,916)	(80,034)	(88,702)	(220,493)	(238,911)
Transfers among the sub-accounts
and with the Fixed Account - net	(21,054)	(109,612)	27,581	(37,745)	(79,505)	179,256

Increase (decrease) in net assets
from policy transactions	(289,621)	(485,176)	(14,137)	(118,008)	(250,527)	13,249

INCREASE (DECREASE) IN NET ASSETS	(242,086)	(417,794)	(5,333)	(203,383)	(11,009)	(46,845)

NET ASSETS AT BEGINNING OF PERIOD	4,148,843	4,566,637	1,499,341	1,702,724	3,662,037	3,708,882

NET ASSETS AT END OF PERIOD	$3,906,757	$4,148,843	$1,494,008	$1,499,341	$3,651,028	$3,662,037

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	108,205	120,484	119,126	127,870	225,062	224,225
Units issued	6,037	3,397	7,131	8,617	8,637	15,403
Units redeemed	(13,928)	(15,676)	(8,423)	(17,361)	(23,676)	(14,566)
Units outstanding at end of period	100,314	108,205	117,834	119,126	210,023	225,062

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Federated		Federated		Federated
	Insurance Series		Insurance Series		Insurance Series
	Sub-Account		Sub-Account		Sub-Account

	Federated
	Fund for U.S. Government		Federated		Federated
	Securities II		High Income Bond Fund II		Managed Volatility Fund II
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$135,317	$166,864	$412,737	$469,784	$117,787	$146,486
Net realized gains (losses)	(37,315)	(24,068)	(58,212)	(19,660)	(14,696)	19,414
Change in unrealized gains (losses)	(7,718)	(117,589)	600,621	(643,163)	80,219	(451,686)

Increase (decrease) in net assets
from operations	90,284	25,207	955,146	(193,039)	183,310	(285,786)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	531,890	544,096	401,880	443,858	161,899	187,701
Benefit payments	(61,060)	(63,942)	(62,435)	(74,099)	(12,955)	(74,705)
Payments on termination	(316,075)	(324,927)	(467,410)	(492,809)	(123,927)	(197,853)
Loans - net	331	2,323	213,136	(232,860)	(24,226)	(10,365)
Policy maintenance charge	(523,872)	(580,071)	(455,044)	(498,271)	(176,555)	(227,548)
Transfers among the sub-accounts
and with the Fixed Account - net	(479,480)	2,572	(1,033,334)	(239,183)	(63,333)	(496,155)

Increase (decrease) in net assets
from policy transactions	(848,266)	(419,949)	(1,403,207)	(1,093,364)	(239,097)	(818,925)

INCREASE (DECREASE) IN NET ASSETS	(757,982)	(394,742)	(448,061)	(1,286,403)	(55,787)	(1,104,711)

NET ASSETS AT BEGINNING OF PERIOD	6,308,261	6,703,003	7,303,703	8,590,106	2,709,233	3,813,944

NET ASSETS AT END OF PERIOD	$5,550,279	$6,308,261	$6,855,642	$7,303,703	$2,653,446	$2,709,233

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	299,708	319,622	269,263	306,225	126,438	167,467
Units issued	25,863	20,474	16,785	9,993	2,207	7,386
Units redeemed	(66,232)	(40,388)	(66,404)	(46,955)	(13,716)	(48,415)
Units outstanding at end of period	259,339	299,708	219,644	269,263	114,929	126,438

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable		Fidelity Variable		Fidelity Variable
	Insurance Products Fund		Insurance Products Fund		Insurance Products Fund
	Sub-Account		Sub-Account		Sub-Account

	VIP Asset Manager		VIP Contrafund		VIP Emerging Markets
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$97,878	$112,462	$442,014	$633,923	$2,838	$2,843
Net realized gains (losses)	389,741	720,748	6,515,267	8,172,290	(242)	1,552
Change in unrealized gains (losses)	(259,190)	(842,570)	(1,697,097)	(8,377,349)	15,404	(51,340)

Increase (decrease) in net assets
from operations	228,429	(9,360)	5,260,184	428,864	18,000	(46,945)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	620,370	625,605	5,540,597	5,706,782	187,651	173,653
Benefit payments	(28,996)	(18,115)	(258,637)	(263,393)	—	(1,274)
Payments on termination	(416,886)	(422,204)	(4,253,174)	(4,460,924)	(28,700)	(45,908)
Loans - net	(50,081)	(47,920)	(403,219)	(437,954)	(656)	16
Policy maintenance charge	(549,832)	(549,626)	(4,380,130)	(4,434,620)	(87,474)	(77,626)
Transfers among the sub-accounts
and with the Fixed Account - net	(15,912)	(90,143)	(1,270,512)	(832,091)	8,744	28,209

Increase (decrease) in net assets
from policy transactions	(441,337)	(502,403)	(5,025,075)	(4,722,200)	79,565	77,070

INCREASE (DECREASE) IN NET ASSETS	(212,908)	(511,763)	235,109	(4,293,336)	97,565	30,125

NET ASSETS AT BEGINNING OF PERIOD	8,837,877	9,349,640	71,391,423	75,684,759	465,014	434,889

NET ASSETS AT END OF PERIOD	$8,624,969	$8,837,877	$71,626,532	$71,391,423	$562,579	$465,014

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	334,268	351,444	1,895,399	1,988,529	47,491	39,988
Units issued	14,038	9,883	56,946	59,506	11,977	11,121
Units redeemed	(29,914)	(27,059)	(167,814)	(152,636)	(3,814)	(3,618)
Units outstanding at end of period	318,392	334,268	1,784,531	1,895,399	55,654	47,491

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable		Fidelity Variable		Fidelity Variable
	Insurance Products Fund		Insurance Products Fund		Insurance Products Fund
	Sub-Account		Sub-Account		Sub-Account

					VIP
	VIP Equity-Income		VIP Growth		Growth & Income
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$706,690	$1,031,137	$(94,813)	$(3,944)	$11,460	$11,975
Net realized gains (losses)	2,007,184	3,436,966	5,230,710	3,057,846	36,445	36,719
Change in unrealized gains (losses)	3,031,367	(5,982,380)	(4,969,568)	8,067	49,870	(61,743)

Increase (decrease) in net assets
from operations	5,745,241	(1,514,277)	166,329	3,061,969	97,775	(13,049)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	2,651,514	2,727,210	3,342,372	3,461,938	235,941	191,895
Benefit payments	(271,037)	(84,882)	(192,663)	(102,954)	—	—
Payments on termination	(1,762,715)	(2,300,235)	(2,193,275)	(2,635,617)	(34,041)	(36,876)
Loans - net	(95,679)	(207,874)	(180,975)	(367,117)	156	(4,555)
Policy maintenance charge	(2,307,031)	(2,277,940)	(2,909,160)	(2,943,058)	(115,486)	(94,798)
Transfers among the sub-accounts
and with the Fixed Account - net	(301,656)	(613,420)	(318,229)	(619,981)	(7,526)	5,066

Increase (decrease) in net assets
from policy transactions	(2,086,604)	(2,757,141)	(2,451,930)	(3,206,789)	79,044	60,732

INCREASE (DECREASE) IN NET ASSETS	3,658,637	(4,271,418)	(2,285,601)	(144,820)	176,819	47,683

NET ASSETS AT BEGINNING OF PERIOD	33,785,270	38,056,688	44,988,221	45,133,041	550,885	503,202

NET ASSETS AT END OF PERIOD	$37,443,907	$33,785,270	$42,702,620	$44,988,221	$727,704	$550,885

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	1,112,057	1,187,388	1,459,504	1,557,526	35,634	31,810
Units issued	32,609	23,239	30,248	21,182	7,256	7,567
Units redeemed	(94,045)	(98,570)	(104,636)	(119,204)	(2,339)	(3,743)
Units outstanding at end of period	1,050,621	1,112,057	1,385,116	1,459,504	40,551	35,634

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable		Fidelity Variable		Fidelity Variable
	Insurance Products Fund		Insurance Products Fund		Insurance Products Fund
	Sub-Account		Sub-Account		Sub-Account

	VIP				VIP
	High Income		VIP Index 500		Index 500 - Service Class
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$26,615	$26,917	$787,541	$1,094,701	$60,402	$59,923
Net realized gains (losses)	(2,092)	(1,269)	1,860,173	1,985,362	45,451	102,032
Change in unrealized gains (losses)	36,527	(41,118)	3,700,368	(2,337,968)	334,676	(125,877)

Increase (decrease) in net assets
from operations	61,050	(15,470)	6,348,082	742,095	440,529	36,078

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	145,519	128,319	3,694,474	4,040,019	1,563,641	1,016,700
Benefit payments	—	(447)	(77,461)	(806,297)	(385)	(1,019)
Payments on termination	(20,819)	(21,195)	(4,028,477)	(4,019,479)	(140,032)	(249,871)
Loans - net	(1,803)	(6,075)	(302,623)	(350,136)	(39,069)	(64,184)
Policy maintenance charge	(65,783)	(57,441)	(3,233,488)	(3,286,239)	(672,431)	(513,297)
Transfers among the sub-accounts
and with the Fixed Account - net	5,301	(150)	642,254	(413,488)	253,205	30,680

Increase (decrease) in net assets
from policy transactions	62,415	43,011	(3,305,321)	(4,835,620)	964,929	219,009

INCREASE (DECREASE) IN NET ASSETS	123,465	27,541	3,042,761	(4,093,525)	1,405,458	255,087

NET ASSETS AT BEGINNING OF PERIOD	395,234	367,693	55,469,064	59,562,589	3,171,565	2,916,478

NET ASSETS AT END OF PERIOD	$518,699	$395,234	$58,511,825	$55,469,064	$4,577,023	$3,171,565

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	26,549	23,803	2,197,487	2,390,373	186,881	173,973
Units issued	5,441	5,118	90,942	44,043	66,274	37,604
Units redeemed	(1,589)	(2,372)	(216,525)	(236,929)	(11,810)	(24,696)
Units outstanding at end of period	30,401	26,549	2,071,904	2,197,487	241,345	186,881

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable		Fidelity Variable		Fidelity Variable
	Insurance Products Fund		Insurance Products Fund		Insurance Products Fund
	Sub-Account		Sub-Account		Sub-Account

	VIP Investment		VIP		VIP
	Grade Bond		Mid Cap		Money Market
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$149,345	$157,083	$10,924	$9,073	$25,557	$(19,846)
Net realized gains (losses)	7,076	7,777	104,103	200,948	—	—
Change in unrealized gains (losses)	117,503	(199,914)	120,975	(237,266)	—	1

Increase (decrease) in net assets
from operations	273,924	(35,054)	236,002	(27,245)	25,557	(19,845)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	815,934	837,341	604,214	529,056	2,831,060	2,662,275
Benefit payments	(10,056)	(12,958)	(337)	(2,839)	(234,791)	(422,539)
Payments on termination	(438,124)	(423,424)	(96,347)	(121,874)	(3,910,245)	(2,346,794)
Loans - net	(74,420)	(39,160)	(4,331)	(17,952)	(66,067)	(126,890)
Policy maintenance charge	(456,448)	(451,080)	(272,101)	(238,106)	(2,133,541)	(1,999,629)
Transfers among the sub-accounts
and with the Fixed Account - net	269,313	(22,162)	76,445	4,887	3,792,279	3,706,100

Increase (decrease) in net assets
from policy transactions	106,199	(111,443)	307,543	153,172	278,695	1,472,523

INCREASE (DECREASE) IN NET ASSETS	380,123	(146,497)	543,545	125,927	304,252	1,452,678

NET ASSETS AT BEGINNING OF PERIOD	5,913,088	6,059,585	1,753,608	1,627,681	24,438,794	22,986,116

NET ASSETS AT END OF PERIOD	$6,293,211	$5,913,088	$2,297,153	$1,753,608	$24,743,046	$24,438,794

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	355,401	361,026	104,536	95,681	1,669,047	1,567,404
Units issued	34,521	23,734	22,404	14,686	589,067	350,964
Units redeemed	(28,254)	(29,359)	(4,930)	(5,831)	(561,962)	(249,321)
Units outstanding at end of period	361,668	355,401	122,010	104,536	1,696,152	1,669,047

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable		Fidelity Variable		Fidelity Variable
	Insurance Products Fund		Insurance Products Fund		Insurance Products Fund
	Sub-Account		Sub-Account		Sub-Account

			VIP		VIP
			Real		Value
	VIP Overseas		Estate		Strategies
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$186,452	$185,846	$22,542	$23,524	$2,016	$2,021
Net realized gains (losses)	49,264	167,518	20,552	34,008	9,670	28,903
Change in unrealized gains (losses)	(1,016,889)	190,474	34,171	(17,811)	6,099	(35,410)

Increase (decrease) in net assets
from operations	(781,173)	543,838	77,265	39,721	17,785	(4,486)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	1,250,326	1,330,506	510,937	376,996	77,467	70,163
Benefit payments	(20,456)	(26,098)	—	(404)	(193)
Payments on termination	(758,967)	(923,456)	(48,967)	(42,325)	(33,551)	(51,135)
Loans - net	(93,016)	(119,718)	(418)	(12,873)	(320)	(2,356)
Policy maintenance charge	(831,208)	(879,609)	(209,950)	(161,196)	(33,675)	(31,697)
Transfers among the sub-accounts
and with the Fixed Account - net	220,183	122,262	10,458	56,983	(4,861)	(61,386)

Increase (decrease) in net assets
from policy transactions	(233,138)	(496,113)	262,060	217,181	4,867	(76,411)

INCREASE (DECREASE) IN NET ASSETS	(1,014,311)	47,725	339,325	256,902	22,652	(80,897)

NET ASSETS AT BEGINNING OF PERIOD	15,039,393	14,991,668	1,244,779	987,877	166,141	247,038

NET ASSETS AT END OF PERIOD	$14,025,082	$15,039,393	$1,584,104	$1,244,779	$188,793	$166,141

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	702,925	725,413	73,549	60,536	10,272	14,818
Units issued	33,509	39,046	17,329	16,553	6,291	2,667
Units redeemed	(43,631)	(61,534)	(2,368)	(3,540)	(5,914)	(7,213)
Units outstanding at end of period	692,803	702,925	88,510	73,549	10,649	10,272

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Franklin		Franklin		Franklin
	Templeton Investments		Templeton Investments		Templeton Investments
	Sub-Account		Sub-Account		Sub-Account
					Franklin Mutual
	Franklin High		Franklin		Global
	Income VIP		Income VIP		Discovery VIP
	Fund Class 1		Fund Class 1		Fund Class 1
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$19,818	$17,473	$22,464	$18,529	$15,019	$19,466
Net realized gains (losses)	(2,843)	(1,000)	(1,179)	488	58,572	40,704
Change in unrealized gains (losses)	28,875	(40,793)	44,008	(47,644)	24,498	(82,265)

Increase (decrease) in net assets
from operations	45,850	(24,320)	65,293	(28,627)	98,089	(22,095)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	92,117	88,199	149,466	139,876	225,372	210,431
Benefit payments	—		—		—
Payments on termination	(13,705)	(15,805)	(20,189)	(23,044)	(28,030)	(50,769)
Loans - net	(129)	(469)	(5,455)	(4,158)	(3,146)	(1,531)
Policy maintenance charge	(36,427)	(31,418)	(75,068)	(65,876)	(103,764)	(87,399)
Transfers among the sub-accounts
and with the Fixed Account - net	(3,273)	10,720	95,774	8,057	23,657	23,912

Increase (decrease) in net assets
from policy transactions	38,583	51,227	144,528	54,855	114,089	94,644

INCREASE (DECREASE) IN NET ASSETS	84,433	26,907	209,821	26,228	212,178	72,549

NET ASSETS AT BEGINNING OF PERIOD	247,974	221,067	410,168	383,940	670,596	598,047

NET ASSETS AT END OF PERIOD	$332,407	$247,974	$619,989	$410,168	$882,774	$670,596

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	16,886	13,717	29,568	25,785	44,609	38,434
Units issued	3,760	4,058	12,093	5,881	9,252	9,804
Units redeemed	(1,343)	(889)	(2,571)	(2,098)	(1,632)	(3,629)
Units outstanding at end of period	19,303	16,886	39,090	29,568	52,229	44,609

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Franklin		Franklin		Franklin
	Templeton Investments		Templeton Investments		Templeton Investments
	Sub-Account		Sub-Account		Sub-Account
			Franklin		Franklin
	Franklin Mutual		Small		Small-Mid
	Shares VIP		Cap Value VIP		Cap Growth VIP
	Fund Class 1		Fund Class 1		Fund Class 1
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$7,866	$9,851	$8,256	$6,109	$—	$—
Net realized gains (losses)	29,021	24,991	112,167	101,767	35,906	90,899
Change in unrealized gains (losses)	16,895	(48,820)	105,450	(158,023)	(11,728)	(108,240)

Increase (decrease) in net assets
from operations	53,782	(13,978)	225,873	(50,147)	24,178	(17,341)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	84,300	75,467	242,470	200,661	172,873	156,574
Benefit payments	—		(83)		—
Payments on termination	(4,476)	(22,026)	(39,721)	(39,785)	(22,964)	(38,600)
Loans - net	(4)	(3)	(2,475)	(599)	1,479	(1,453)
Policy maintenance charge	(39,260)	(33,955)	(116,304)	(96,601)	(72,503)	(65,318)
Transfers among the sub-accounts
and with the Fixed Account - net	(3,430)	12,847	66,320	(6,244)	5,131	21,630

Increase (decrease) in net assets
from policy transactions	37,130	32,330	150,207	57,432	84,016	72,833

INCREASE (DECREASE) IN NET ASSETS	90,912	18,352	376,080	7,285	108,194	55,492

NET ASSETS AT BEGINNING OF PERIOD	306,615	288,263	675,546	668,261	433,103	377,611

NET ASSETS AT END OF PERIOD	$397,527	$306,615	$1,051,626	$675,546	$541,297	$433,103

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	21,940	19,659	42,166	38,715	24,997	21,262
Units issued	3,622	4,141	12,140	7,166	8,359	8,240
Units redeemed	(1,115)	(1,860)	(4,021)	(3,715)	(3,432)	(4,505)
Units outstanding at end of period	24,447	21,940	50,285	42,166	29,924	24,997

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Franklin		Franklin		Franklin
	Templeton Investments		Templeton Investments		Templeton Investments
	Sub-Account		Sub-Account		Sub-Account
	Franklin		Franklin
	Strategic		U.S. Government		Templeton
	Income VIP		Securities VIP		Global
	Fund Class 1		Fund Class 1		Bond VIP Fund Class 1
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$11,211	$17,327	$7,927	$7,430	$—	$65,213
Net realized gains (losses)	(2,558)	2,633	(649)	(1,036)	(3,907)	1,373
Change in unrealized gains (losses)	16,417	(30,500)	(4,922)	(4,448)	39,068	(102,702)

Increase (decrease) in net assets
from operations	25,070	(10,540)	2,356	1,946	35,161	(36,116)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	114,117	107,600	66,321	48,374	234,481	222,771
Benefit payments	—		(382)		(238)	(1,217)
Payments on termination	(11,512)	(22,647)	(8,250)	(21,720)	(29,959)	(35,262)
Loans - net	(329)	(852)	130	(7,158)	2,601	(1,199)
Policy maintenance charge	(45,245)	(40,501)	(36,184)	(28,070)	(97,853)	(90,417)
Transfers among the sub-accounts
and with the Fixed Account - net	(9,611)	(3,934)	6,906	15,153	19,226	18,320

Increase (decrease) in net assets
from policy transactions	47,420	39,666	28,541	6,579	128,258	112,996

INCREASE (DECREASE) IN NET ASSETS	72,490	29,126	30,897	8,525	163,419	76,880

NET ASSETS AT BEGINNING OF PERIOD	291,032	261,906	283,916	275,391	880,097	803,217

NET ASSETS AT END OF PERIOD	$363,522	$291,032	$314,813	$283,916	$1,043,516	$880,097

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	20,198	17,518	22,350	21,833	55,736	48,782
Units issued	4,292	4,442	3,662	3,174	10,274	9,628
Units redeemed	(1,186)	(1,762)	(1,450)	(2,657)	(1,978)	(2,674)
Units outstanding at end of period	23,304	20,198	24,562	22,350	64,032	55,736

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Ibbotson		Ibbotson		Ibbotson
	Sub-Account		Sub-Account		Sub-Account

	Morningstar		Morningstar		Morningstar
	Aggressive Growth		Balanced		Conservative ETF
	ETF Asset Allocation Portfolio Class I (*)		ETF Asset Allocation Portfolio Class I (*)		Asset Allocation Portfolio Class I (*)
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$99,554	$76,904	$210,580	$177,753	$16,941	$10,804
Net realized gains (losses)	352,115	129,837	632,107	397,334	22,584	18,446
Change in unrealized gains (losses)	206,937	(352,391)	42,650	(796,135)	1,065	(37,762)

Increase (decrease) in net assets
from operations	658,606	(145,650)	885,337	(221,048)	40,590	(8,512)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	2,202,541	2,009,747	2,158,784	1,754,913	285,494	226,818
Benefit payments	(1,692)		(6,429)	(36,934)	(36,008)
Payments on termination	(323,108)	(238,949)	(961,893)	(300,518)	(34,288)	(8,506)
Loans - net	(53,508)	(73,769)	(15,368)	(141,424)	(575)	(2,552)
Policy maintenance charge	(1,045,967)	(906,805)	(1,159,438)	(1,005,669)	(154,033)	(139,356)
Transfers among the sub-accounts
and with the Fixed Account - net	141,003	15,104	(718,275)	(305,978)	87,408	70,358

Increase (decrease) in net assets
from policy transactions	919,269	805,328	(702,619)	(35,610)	147,998	146,762

INCREASE (DECREASE) IN NET ASSETS	1,577,875	659,678	182,718	(256,658)	188,588	138,250

NET ASSETS AT BEGINNING OF PERIOD	5,243,895	4,584,217	10,601,130	10,857,788	777,121	638,871

NET ASSETS AT END OF PERIOD	$6,821,770	$5,243,895	$10,783,848	$10,601,130	$965,709	$777,121

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	395,244	333,976	705,253	699,325	60,169	48,982
Units issued	89,614	83,939	95,708	74,893	23,154	19,040
Units redeemed	(24,372)	(22,671)	(124,120)	(68,965)	(11,685)	(7,853)
Units outstanding at end of period	460,486	395,244	676,841	705,253	71,638	60,169

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2016.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Ibbotson		Ibbotson		Invesco Funds
	Sub-Account		Sub-Account		Sub-Account

	Morningstar		Morningstar
	Growth ETF		Income and Growth		Invesco V.I.
	Asset Allocation Portfolio Class I (*)		ETF Asset Allocation Portfolio Class I (*)		American Franchise
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$237,101	$187,944	$40,625	$34,411	$—	$—
Net realized gains (losses)	734,973	307,885	98,194	82,801	206,729	60,447
Change in unrealized gains (losses)	297,947	(772,993)	(18,049)	(145,624)	(174,754)	31,565

Increase (decrease) in net assets
from operations	1,270,021	(277,164)	120,770	(28,412)	31,975	92,012

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	3,688,128	3,318,639	420,833	418,591	187,667	213,251
Benefit payments	(5,977)	(2,281)	—		(1,975)
Payments on termination	(1,145,138)	(764,816)	(77,332)	(151,416)	(93,349)	(146,710)
Loans - net	(81,398)	(128,909)	15,598	2,297	(17,209)	(8,361)
Policy maintenance charge	(1,792,920)	(1,564,651)	(268,358)	(225,869)	(112,490)	(122,519)
Transfers among the sub-accounts
and with the Fixed Account - net	(1,844)	116,481	(44,097)	97,723	(74,177)	(20,241)

Increase (decrease) in net assets
from policy transactions	660,851	974,463	46,644	141,326	(111,533)	(84,580)

INCREASE (DECREASE) IN NET ASSETS	1,930,872	697,299	167,414	112,914	(79,558)	7,432

NET ASSETS AT BEGINNING OF PERIOD	12,267,312	11,570,013	1,835,154	1,722,240	1,877,548	1,870,116

NET ASSETS AT END OF PERIOD	$14,198,184	$12,267,312	$2,002,568	$1,835,154	$1,797,990	$1,877,548

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	867,027	790,646	134,590	123,041	120,678	126,218
Units issued	135,749	127,604	20,430	27,866	4,871	5,054
Units redeemed	(78,196)	(51,223)	(15,875)	(16,317)	(12,547)	(10,594)
Units outstanding at end of period	924,580	867,027	139,145	134,590	113,002	120,678

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2016.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Invesco Funds		Invesco Funds		Invesco Funds
	Sub-Account		Sub-Account		Sub-Account

	Invesco V.I.				Invesco V.I.
	American Value		Invesco V.I. Core Equity		Government Securities
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$20,622	$17,682	$4,958	$7,439	$24,994	$22,982
Net realized gains (losses)	618,316	1,506,405	52,818	79,996	(1,680)	(1,159)
Change in unrealized gains (losses)	719,445	(2,476,357)	3,015	(125,624)	(11,463)	(18,104)

Increase (decrease) in net assets
from operations	1,358,383	(952,270)	60,791	(38,189)	11,851	3,719

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	667,775	682,431	65,668	69,748	211,828	203,532
Benefit payments	(130,606)	(24,347)	—		—
Payments on termination	(657,046)	(698,795)	(54,428)	(32,732)	(64,526)	(58,145)
Loans - net	(56,380)	(45,273)	160	724	(8,591)	(8,224)
Policy maintenance charge	(556,952)	(595,441)	(41,533)	(43,582)	(91,383)	(81,572)
Transfers among the sub-accounts
and with the Fixed Account - net	(264,632)	46,627	(1,165)	4,800	70,299	(180)

Increase (decrease) in net assets
from policy transactions	(997,841)	(634,798)	(31,298)	(1,042)	117,627	55,411

INCREASE (DECREASE) IN NET ASSETS	360,542	(1,587,068)	29,493	(39,231)	129,478	59,130

NET ASSETS AT BEGINNING OF PERIOD	9,449,828	11,036,896	625,387	664,618	1,077,609	1,018,479

NET ASSETS AT END OF PERIOD	$9,810,370	$9,449,828	$654,880	$625,387	$1,207,087	$1,077,609

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	370,920	391,664	36,000	36,051	96,723	91,731
Units issued	12,934	13,212	1,886	2,220	24,136	15,584
Units redeemed	(48,360)	(33,956)	(3,698)	(2,271)	(13,829)	(10,592)
Units outstanding at end of period	335,494	370,920	34,188	36,000	107,030	96,723

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Invesco Funds		Invesco Funds		Invesco Funds
	Sub-Account		Sub-Account		Sub-Account

	Invesco V.I.
	Growth and Income				Invesco V.I.
	Fund - Series I		Invesco V.I. High Yield		Mid Cap Core Equity
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$53,794	$142,321	$15,503	$20,804	$1,597	$7,527
Net realized gains (losses)	453,968	791,426	(398)	1,056	137,517	222,065
Change in unrealized gains (losses)	376,629	(1,081,130)	24,879	(33,873)	123,700	(314,165)

Increase (decrease) in net assets
from operations	884,391	(147,383)	39,984	(12,013)	262,814	(84,573)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	500,237	505,064	32,474	36,144	217,051	242,475
Benefit payments	(33,112)	(10,044)	—		(8,407)	—
Payments on termination	(499,734)	(268,260)	(19,625)	(11,976)	(166,913)	(159,610)
Loans - net	61,484	(26,040)	(8,276)	(4,559)	(12,696)	(9,013)
Policy maintenance charge	(300,312)	(308,136)	(25,516)	(23,981)	(130,164)	(134,886)
Transfers among the sub-accounts
and with the Fixed Account - net	(55,476)	(55,718)	(5,280)	14,608	(42,579)	(7,026)

Increase (decrease) in net assets
from policy transactions	(326,913)	(163,134)	(26,223)	10,236	(143,708)	(68,060)

INCREASE (DECREASE) IN NET ASSETS	557,478	(310,517)	13,761	(1,777)	119,106	(152,633)

NET ASSETS AT BEGINNING OF PERIOD	4,640,655	4,951,172	366,545	368,322	2,048,381	2,201,014

NET ASSETS AT END OF PERIOD	$5,198,133	$4,640,655	$380,306	$366,545	$2,167,487	$2,048,381

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	158,479	162,689	30,797	29,966	100,251	103,383
Units issued	8,558	7,265	928	3,424	3,760	5,059
Units redeemed	(17,388)	(11,475)	(2,994)	(2,593)	(10,493)	(8,191)
Units outstanding at end of period	149,649	158,479	28,731	30,797	93,518	100,251

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Invesco Funds		Invesco Funds (Class II)		Invesco Funds (Class II)
	Sub-Account		Sub-Account		Sub-Account

	Invesco V.I.		Invesco V.I.		Invesco V.I.
	Value Opportunity		Growth and Income		Mid Cap Growth
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$19,098	$150,583	$31,847	$120,820	$(4,992)	$(5,559)
Net realized gains (losses)	1,569,570	483,205	454,965	916,254	422,953	442,669
Change in unrealized gains (losses)	(643,949)	(1,244,157)	393,002	(1,214,601)	(406,436)	(396,462)

Increase (decrease) in net assets
from operations	944,719	(610,369)	879,814	(177,527)	11,525	40,648

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	413,421	435,711	189,938	207,795	284,270	296,518
Benefit payments	(6,025)	(1,450)	(740)	(2,333)	(15,685)	(3,227)
Payments on termination	(428,310)	(295,275)	(278,674)	(166,930)	(189,383)	(266,913)
Loans - net	(34,096)	(31,230)	(20,114)	(3,816)	(27,482)	(21,482)
Policy maintenance charge	(310,193)	(327,553)	(257,315)	(258,579)	(209,903)	(230,621)
Transfers among the sub-accounts
and with the Fixed Account - net	76,392	45,572	15,361	(399,691)	25,883	80,847

Increase (decrease) in net assets
from policy transactions	(288,811)	(174,225)	(351,544)	(623,554)	(132,300)	(144,878)

INCREASE (DECREASE) IN NET ASSETS	655,908	(784,594)	528,270	(801,081)	(120,775)	(104,230)

NET ASSETS AT BEGINNING OF PERIOD	5,199,262	5,983,856	4,903,539	5,704,620	3,719,112	3,823,342

NET ASSETS AT END OF PERIOD	$5,855,170	$5,199,262	$5,431,809	$4,903,539	$3,598,337	$3,719,112

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	352,744	363,546	216,073	242,271	154,065	159,780
Units issued	33,382	10,738	7,664	3,728	12,100	12,761
Units redeemed	(50,410)	(21,540)	(22,966)	(29,926)	(17,516)	(18,476)
Units outstanding at end of period	335,716	352,744	200,771	216,073	148,649	154,065

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Aspen Series		Janus Aspen Series		Janus Aspen Series
	Sub-Account		Sub-Account		Sub-Account

	Balanced		Enterprise		Flexible Bond
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$611,885	$537,177	$196,983	$228,632	$166,861	$162,311
Net realized gains (losses)	767,144	1,524,004	3,936,052	5,568,078	(33,622)	15,893
Change in unrealized gains (losses)	(73,011)	(1,931,047)	252,285	(4,314,385)	26,640	(169,018)

Increase (decrease) in net assets
from operations	1,306,018	130,134	4,385,320	1,482,325	159,879	9,186

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	2,212,350	2,283,203	2,067,724	2,067,414	477,530	492,146
Benefit payments	(476,947)	(91,812)	(168,694)	(121,132)	(114,775)	(76,949)
Payments on termination	(1,412,863)	(2,118,135)	(2,220,307)	(2,281,301)	(334,724)	(673,429)
Loans - net	(95,246)	(148,624)	(58,762)	(136,701)	12,062	(5,277)
Policy maintenance charge	(2,194,944)	(2,166,243)	(2,161,620)	(2,130,207)	(439,570)	(479,760)
Transfers among the sub-accounts
and with the Fixed Account - net	109,139	96,916	(50,694)	(404,143)	(815,588)	192,162

Increase (decrease) in net assets
from policy transactions	(1,858,511)	(2,144,695)	(2,592,353)	(3,006,070)	(1,215,065)	(551,107)

INCREASE (DECREASE) IN NET ASSETS	(552,493)	(2,014,561)	1,792,967	(1,523,745)	(1,055,186)	(541,921)

NET ASSETS AT BEGINNING OF PERIOD	32,347,196	34,361,757	37,747,783	39,271,528	7,116,259	7,658,180

NET ASSETS AT END OF PERIOD	$31,794,703	$32,347,196	$39,540,750	$37,747,783	$6,061,073	$7,116,259

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	781,793	823,252	821,574	883,537	261,556	281,019
Units issued	25,592	25,864	21,341	14,023	10,056	19,388
Units redeemed	(57,001)	(67,323)	(69,094)	(75,986)	(52,013)	(38,851)
Units outstanding at end of period	750,384	781,793	773,821	821,574	219,599	261,556

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Aspen Series		Janus Aspen Series		Janus Aspen Series
	Sub-Account		Sub-Account		Sub-Account

	Forty Portfolio		Global Research		Global Technology
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$39,207	$59,511	$183,395	$87,925	$984	$3,125
Net realized gains (losses)	599,820	1,031,767	659,309	771,209	23,920	57,760
Change in unrealized gains (losses)	(530,247)	(504,029)	(450,892)	(1,486,226)	41,794	(43,708)

Increase (decrease) in net assets
from operations	108,780	587,249	391,812	(627,092)	66,698	17,177

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	670,692	604,738	1,810,206	1,866,360	162,281	128,148
Benefit payments	(7,603)	(6,999)	(74,348)	(88,437)	—	—
Payments on termination	(273,009)	(580,707)	(1,617,906)	(1,492,969)	(19,054)	(18,086)
Loans - net	(47,419)	(11,382)	(83,683)	(152,066)	1,171	(2,814)
Policy maintenance charge	(377,518)	(360,218)	(1,682,307)	(1,745,920)	(71,871)	(57,332)
Transfers among the sub-accounts
and with the Fixed Account - net	(99,781)	79,656	(81,385)	(181,567)	(15,007)	1,026

Increase (decrease) in net assets
from policy transactions	(134,638)	(274,912)	(1,729,423)	(1,794,599)	57,520	50,942

INCREASE (DECREASE) IN NET ASSETS	(25,858)	312,337	(1,337,611)	(2,421,691)	124,218	68,119

NET ASSETS AT BEGINNING OF PERIOD	5,204,682	4,892,345	25,435,356	27,857,047	421,830	353,711

NET ASSETS AT END OF PERIOD	$5,178,824	$5,204,682	$24,097,745	$25,435,356	$546,048	$421,830

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	191,118	197,369	1,025,096	1,095,428	21,120	18,569
Units issued	20,303	20,093	17,541	11,622	4,753	4,226
Units redeemed	(20,049)	(26,344)	(83,939)	(81,954)	(1,933)	(1,675)
Units outstanding at end of period	191,372	191,118	958,698	1,025,096	23,940	21,120

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Aspen Series		Janus Aspen Series		Janus Aspen Series
	Sub-Account		Sub-Account		Sub-Account

			Mid
	Janus Portfolio		Cap Value		Overseas
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$59,535	$94,949	$4,389	$4,774	$37,928	$4,831
Net realized gains (losses)	2,145,091	6,583,477	53,021	39,434	(27,396)	(1,459)
Change in unrealized gains (losses)	(2,188,241)	(5,109,646)	16,692	(58,033)	(57,753)	(72,859)

Increase (decrease) in net assets
from operations	16,385	1,568,780	74,102	(13,825)	(47,221)	(69,487)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	1,707,923	1,804,640	128,002	114,863	231,662	246,526
Benefit payments	(160,505)	(242,887)	—	—	(267)	(1,538)
Payments on termination	(1,528,059)	(1,879,023)	(35,084)	(36,038)	(61,917)	(31,847)
Loans - net	(147,654)	(231,613)	(1,518)	2,632	1,708	(1,676)
Policy maintenance charge	(1,776,470)	(1,803,864)	(68,432)	(61,051)	(96,361)	(101,485)
Transfers among the sub-accounts
and with the Fixed Account - net	(552,082)	(430,763)	(21,861)	1,165	(19,700)	(45,643)

Increase (decrease) in net assets
from policy transactions	(2,456,847)	(2,783,510)	1,107	21,571	55,125	64,337

INCREASE (DECREASE) IN NET ASSETS	(2,440,462)	(1,214,730)	75,209	7,746	7,904	(5,150)

NET ASSETS AT BEGINNING OF PERIOD	30,108,823	31,323,553	395,570	387,824	787,560	792,710

NET ASSETS AT END OF PERIOD	$27,668,361	$30,108,823	$470,779	$395,570	$795,464	$787,560

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	965,086	1,056,114	25,091	23,747	105,173	96,767
Units issued	7,222	9,073	3,201	3,535	23,226	21,428
Units redeemed	(86,513)	(100,101)	(3,205)	(2,191)	(14,843)	(13,022)
Units outstanding at end of period	885,795	965,086	25,087	25,091	113,556	105,173

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Aspen		Janus Aspen		Janus Aspen
	Series (Service Shares)		Series (Service Shares)		Series (Service Shares)
	Sub-Account		Sub-Account		Sub-Account

			Global		Mid Cap
	Balanced (Service Shares)		Research (Service Shares)		Value (Service Shares)
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$120,881	$105,979	$7,913	$4,935	$33,965	$40,283
Net realized gains (losses)	122,399	275,436	13,845	26,961	511,938	422,049
Change in unrealized gains (losses)	21,016	(351,871)	(6,902)	(52,850)	112,856	(600,750)

Increase (decrease) in net assets
from operations	264,296	29,544	14,856	(20,954)	658,759	(138,418)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	642,498	710,438	77,371	83,662	361,131	392,403
Benefit payments	(16,238)	(19,433)	—	—	(3,232)	(6,204)
Payments on termination	(350,666)	(457,068)	(34,726)	(57,605)	(173,169)	(321,390)
Loans - net	(15,181)	(106,911)	(14,705)	(1,234)	(68,244)	(11,252)
Policy maintenance charge	(383,235)	(403,287)	(47,971)	(49,988)	(225,555)	(234,355)
Transfers among the sub-accounts
and with the Fixed Account - net	(44,957)	(155,558)	3,218	(21,039)	(166,776)	(76,878)

Increase (decrease) in net assets
from policy transactions	(167,779)	(431,819)	(16,813)	(46,204)	(275,845)	(257,676)

INCREASE (DECREASE) IN NET ASSETS	96,517	(402,275)	(1,957)	(67,158)	382,914	(396,094)

NET ASSETS AT BEGINNING OF PERIOD	6,280,388	6,682,663	854,806	921,964	3,634,001	4,030,095

NET ASSETS AT END OF PERIOD	$6,376,905	$6,280,388	$852,849	$854,806	$4,016,915	$3,634,001

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	222,338	237,551	36,943	38,837	150,027	160,240
Units issued	9,074	7,093	1,595	1,539	4,742	6,836
Units redeemed	(15,013)	(22,306)	(2,338)	(3,433)	(15,132)	(17,049)
Units outstanding at end of period	216,399	222,338	36,200	36,943	139,637	150,027

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Aspen		Lazard		Legg Mason Partners
	Series (Service Shares)		Retirement Series, Inc.		Variable Portfolios I, Inc.
	Sub-Account		Sub-Account		Sub-Account

					ClearBridge Variable
			Emerging		Large Cap
	Overseas (Service Shares)		Markets Equity		Value Portfolio Class I (*)
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$206,177	$21,167	$12,902	$14,956	$49,698	$41,731
Net realized gains (losses)	(216,529)	(150,620)	(29,397)	(11,096)	139,634	163,054
Change in unrealized gains (losses)	(281,760)	(292,790)	245,556	(294,225)	229,498	(294,763)

Increase (decrease) in net assets
from operations	(292,112)	(422,243)	229,061	(290,365)	418,830	(89,978)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	516,935	583,040	178,956	193,099	249,111	239,280
Benefit payments	(6,274)	(4,027)	(1,204)	(10,572)	(1,223)	—
Payments on termination	(256,236)	(425,126)	(84,805)	(141,379)	(233,014)	(304,133)
Loans - net	(40,122)	(18,359)	(21,382)	(5,736)	(19,097)	6,977
Policy maintenance charge	(260,919)	(301,321)	(82,768)	(87,342)	(201,245)	(181,554)
Transfers among the sub-accounts
and with the Fixed Account - net	(60,262)	(136,410)	(78,951)	(10,184)	459,685	(19,344)

Increase (decrease) in net assets
from policy transactions	(106,878)	(302,203)	(90,154)	(62,114)	254,217	(258,774)

INCREASE (DECREASE) IN NET ASSETS	(398,990)	(724,446)	138,907	(352,479)	673,047	(348,752)

NET ASSETS AT BEGINNING OF PERIOD	4,428,598	5,153,044	1,147,332	1,499,811	2,951,959	3,300,711

NET ASSETS AT END OF PERIOD	$4,029,608	$4,428,598	$1,286,239	$1,147,332	$3,625,006	$2,951,959

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	601,984	638,813	27,632	28,877	134,210	145,651
Units issued	58,627	61,315	2,381	2,958	57,406	6,062
Units redeemed	(73,379)	(98,144)	(4,364)	(4,203)	(46,054)	(17,503)
Units outstanding at end of period	587,232	601,984	25,649	27,632	145,562	134,210

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2016.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Legg Mason Partners		MFS Variable		MFS Variable
	Variable Portfolios I, Inc.		Insurance Trust		Insurance Trust
	Sub-Account		Sub-Account		Sub-Account

	Western Asset
	Variable Global				MFS
	High Yield Bond Portfolio Class I (*)		MFS Growth		High Yield Portfolio
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$132,422	$127,681	$3,444	$12,175	$67,365	$72,171
Net realized gains (losses)	(17,705)	(15,167)	798,171	1,017,723	(9,969)	(2,229)
Change in unrealized gains (losses)	184,528	(231,480)	(618,469)	(432,826)	71,134	(112,011)

Increase (decrease) in net assets
from operations	299,245	(118,966)	183,146	597,072	128,530	(42,069)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	211,163	231,900	378,570	379,149	123,928	129,124
Benefit payments	(3,581)	(1,623)	(15,614)	(2,364)	—	—
Payments on termination	(126,379)	(128,336)	(402,605)	(1,028,254)	(91,282)	(61,549)
Loans - net	7,475	(21,123)	(65,669)	(66,580)	(6,302)	(15,775)
Policy maintenance charge	(124,756)	(130,240)	(441,700)	(422,577)	(76,382)	(77,522)
Transfers among the sub-accounts
and with the Fixed Account - net	(3,619)	(30,890)	349,552	(46,813)	(11,676)	10,335

Increase (decrease) in net assets
from policy transactions	(39,697)	(80,312)	(197,466)	(1,187,439)	(61,714)	(15,387)

INCREASE (DECREASE) IN NET ASSETS	259,548	(199,278)	(14,320)	(590,367)	66,816	(57,456)

NET ASSETS AT BEGINNING OF PERIOD	1,939,903	2,139,181	7,730,573	8,320,940	961,690	1,019,146

NET ASSETS AT END OF PERIOD	$2,199,451	$1,939,903	$7,716,253	$7,730,573	$1,028,506	$961,690

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	103,889	107,872	267,255	309,409	93,890	95,303
Units issued	4,433	5,943	21,538	3,486	3,763	5,483
Units redeemed	(6,433)	(9,926)	(28,395)	(45,640)	(9,435)	(6,896)
Units outstanding at end of period	101,889	103,889	260,398	267,255	88,218	93,890

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2016.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	MFS Variable		MFS Variable		MFS Variable
	Insurance Trust		Insurance Trust		Insurance Trust
	Sub-Account		Sub-Account		Sub-Account

			MFS Mass
			Investors Growth		MFS New
	MFS Investors Trust		Stock Series - Initial Class (*)		Discovery
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$43,242	$48,000	$5,459	$4,845	$—	$—
Net realized gains (losses)	638,507	848,292	90,669	55,388	407,191	427,885
Change in unrealized gains (losses)	(267,731)	(874,698)	(46,228)	(74,027)	342,972	(546,992)

Increase (decrease) in net assets
from operations	414,018	21,594	49,900	(13,794)	750,163	(119,107)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	257,956	252,428	89,649	81,197	589,283	630,486
Benefit payments	(11,926)	(7,694)	—	—	(52,319)	(10,700)
Payments on termination	(209,884)	(633,011)	(64,438)	(27,379)	(402,781)	(836,195)
Loans - net	(3,251)	(39,132)	(5,830)	(9,862)	(22,895)	(34,340)
Policy maintenance charge	(291,492)	(283,970)	(59,081)	(46,605)	(458,462)	(493,349)
Transfers among the sub-accounts
and with the Fixed Account - net	(60,409)	36,349	(54,194)	978,157	(4,527)	(167,536)

Increase (decrease) in net assets
from policy transactions	(319,006)	(675,030)	(93,894)	975,508	(351,701)	(911,634)

INCREASE (DECREASE) IN NET ASSETS	95,012	(653,436)	(43,994)	961,714	398,462	(1,030,741)

NET ASSETS AT BEGINNING OF PERIOD	5,004,777	5,658,213	961,714	—	8,508,281	9,539,022

NET ASSETS AT END OF PERIOD	$5,099,789	$5,004,777	$917,720	$961,714	$8,906,743	$8,508,281

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	213,896	242,349	97,541	—	205,464	226,012
Units issued	4,195	6,068	3,340	100,985	8,177	5,771
Units redeemed	(17,371)	(34,521)	(13,134)	(3,444)	(16,407)	(26,319)
Units outstanding at end of period	200,720	213,896	87,747	97,541	197,234	205,464

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2016.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	MFS Variable		MFS Variable		MFS Variable
	Insurance Trust		Insurance Trust		Insurance Trust
	Sub-Account		Sub-Account		Sub-Account

	MFS Research		MFS Total Return		MFS Utilities
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$26,756	$25,206	$328,408	$318,254	$107,979	$121,868
Net realized gains (losses)	423,923	376,377	562,522	624,271	65,489	251,524
Change in unrealized gains (losses)	(176,618)	(372,165)	100,820	(985,997)	121,168	(804,274)

Increase (decrease) in net assets
from operations	274,061	29,418	991,750	(43,472)	294,636	(430,882)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	167,203	214,440	765,396	863,350	301,237	326,253
Benefit payments	(1,210)	(11,028)	(92,820)	(68,457)	(4,939)	—
Payments on termination	(142,739)	(225,001)	(1,058,014)	(812,433)	(165,532)	(245,090)
Loans - net	(33,003)	(5,278)	(40,754)	(39,994)	(11,893)	(26,677)
Policy maintenance charge	(138,317)	(132,621)	(655,508)	(674,269)	(173,447)	(177,963)
Transfers among the sub-accounts
and with the Fixed Account - net	49,251	(88,225)	(124,022)	(35,108)	(98,842)	113,236

Increase (decrease) in net assets
from policy transactions	(98,815)	(247,713)	(1,205,722)	(766,911)	(153,416)	(10,241)

INCREASE (DECREASE) IN NET ASSETS	175,246	(218,295)	(213,972)	(810,383)	141,220	(441,123)

NET ASSETS AT BEGINNING OF PERIOD	3,264,382	3,482,677	11,669,784	12,480,167	2,527,554	2,968,677

NET ASSETS AT END OF PERIOD	$3,439,628	$3,264,382	$11,455,812	$11,669,784	$2,668,774	$2,527,554

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	129,444	139,211	421,333	448,921	53,305	53,518
Units issued	8,803	3,988	6,671	8,616	4,581	6,460
Units redeemed	(12,812)	(13,755)	(48,876)	(36,204)	(7,396)	(6,673)
Units outstanding at end of period	125,435	129,444	379,128	421,333	50,490	53,305

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	MFS Variable		MFS Variable Insurance		Oppenheimer
	Insurance Trust		Trust (Service Class)		Variable Account Funds
	Sub-Account		Sub-Account		Sub-Account

			MFS New
			Discovery		Oppenheimer
	MFS Value		Series (Service Class)		Conservative Balance Fund
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$44,273	$47,600	$(4,198)	$(5,356)	$7,633	$5,803
Net realized gains (losses)	218,741	173,887	11,460	4,835	1,975	2,035
Change in unrealized gains (losses)	8,270	(236,059)	35,654	(32,499)	6,904	(5,986)

Increase (decrease) in net assets
from operations	271,284	(14,572)	42,916	(33,020)	16,512	1,852

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	171,750	186,232	29,160	37,444	112,401	96,471
Benefit payments	(2,888)	(7,405)	(110)	(987)	—	—
Payments on termination	(143,683)	(155,301)	(22,149)	(61,229)	(15,816)	(10,196)
Loans - net	(9,268)	(836)	1,909	2,133	(347)	(3,865)
Policy maintenance charge	(123,897)	(119,396)	(34,746)	(53,865)	(55,946)	(43,810)
Transfers among the sub-accounts
and with the Fixed Account - net	51,804	23,554	(39,330)	50,954	11	14,834

Increase (decrease) in net assets
from policy transactions	(56,182)	(73,152)	(65,266)	(25,550)	40,303	53,434

INCREASE (DECREASE) IN NET ASSETS	215,102	(87,724)	(22,350)	(58,570)	56,815	55,286

NET ASSETS AT BEGINNING OF PERIOD	1,979,945	2,067,669	651,156	709,726	295,967	240,681

NET ASSETS AT END OF PERIOD	$2,195,047	$1,979,945	$628,806	$651,156	$352,782	$295,967

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	78,841	81,728	29,827	31,591	26,414	21,659
Units issued	6,542	4,888	1,968	11,900	4,683	5,911
Units redeemed	(8,770)	(7,775)	(5,135)	(13,664)	(1,185)	(1,156)
Units outstanding at end of period	76,613	78,841	26,660	29,827	29,912	26,414

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Oppenheimer		Oppenheimer		Oppenheimer
	Variable Account Funds		Variable Account Funds		Variable Account Funds
	Sub-Account		Sub-Account		Sub-Account

			Oppenheimer
	Oppenheimer		Discovery
	Core Bond		MidCap Growth		Oppenheimer Equity Income
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$6,024	$5,477	$—	$—	$21,037	$10,023
Net realized gains (losses)	17	64	193,705	224,722	(821)	28,150
Change in unrealized gains (losses)	(1,297)	(4,413)	(151,211)	(108,680)	32,727	(69,734)

Increase (decrease) in net assets
from operations	4,744	1,128	42,494	116,042	52,943	(31,561)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	58,112	43,250	187,399	196,699	126,383	110,138
Benefit payments	—	—	(2,700)	—	—	—
Payments on termination	(5,026)	(5,249)	(116,561)	(103,044)	(44,270)	(11,863)
Loans - net	(948)	(616)	(19,730)	(22,951)	3,382	(2,769)
Policy maintenance charge	(25,034)	(19,475)	(109,424)	(122,268)	(54,969)	(44,913)
Transfers among the sub-accounts
and with the Fixed Account - net	2,348	4,078	(4,998)	83,152	2,273	4,784

Increase (decrease) in net assets
from policy transactions	29,452	21,988	(66,014)	31,588	32,799	55,377

INCREASE (DECREASE) IN NET ASSETS	34,196	23,116	(23,520)	147,630	85,742	23,816

NET ASSETS AT BEGINNING OF PERIOD	146,977	123,861	1,952,336	1,804,706	318,177	294,361

NET ASSETS AT END OF PERIOD	$181,173	$146,977	$1,928,816	$1,952,336	$403,919	$318,177

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	15,296	13,014	96,806	95,398	19,777	16,544
Units issued	4,096	3,528	4,639	8,611	4,510	4,076
Units redeemed	(1,134)	(1,246)	(7,986)	(7,203)	(2,514)	(843)
Units outstanding at end of period	18,258	15,296	93,459	96,806	21,773	19,777

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Oppenheimer		Oppenheimer		Oppenheimer
	Variable Account Funds		Variable Account Funds		Variable Account Funds
	Sub-Account		Sub-Account		Sub-Account

			Oppenheimer		Oppenheimer
	Oppenheimer Global		Global Strategic Income		International Growth (*)
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$9,923	$11,485	$14,254	$15,422	$17,048	$19,218
Net realized gains (losses)	64,673	64,055	(3,891)	(649)	44,313	175,924
Change in unrealized gains (losses)	(69,760)	(47,134)	7,302	(21,471)	(92,564)	(132,380)

Increase (decrease) in net assets
from operations	4,836	28,406	17,665	(6,698)	(31,203)	62,762

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	207,521	184,461	57,388	68,267	300,880	283,432
Benefit payments	—	—	—	(558)	—	(807)
Payments on termination	(43,773)	(24,816)	(8,605)	(7,903)	(101,549)	(190,569)
Loans - net	600	(951)	(2,118)	(425)	(29,923)	(2,680)
Policy maintenance charge	(96,160)	(90,120)	(30,344)	(29,428)	(136,104)	(132,993)
Transfers among the sub-accounts
and with the Fixed Account - net	20,047	34,839	(13,507)	1,987	28,421	(143,269)

Increase (decrease) in net assets
from policy transactions	88,235	103,413	2,814	31,940	61,725	(186,886)

INCREASE (DECREASE) IN NET ASSETS	93,071	131,819	20,479	25,242	30,522	(124,124)

NET ASSETS AT BEGINNING OF PERIOD	946,777	814,958	280,108	254,866	1,561,161	1,685,285

NET ASSETS AT END OF PERIOD	$1,039,848	$946,777	$300,587	$280,108	$1,591,683	$1,561,161

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	62,187	55,640	21,454	19,079	61,697	66,843
Units issued	9,407	8,654	3,089	3,453	15,345	9,996
Units redeemed	(3,350)	(2,107)	(2,933)	(1,078)	(8,938)	(15,142)
Units outstanding at end of period	68,244	62,187	21,610	21,454	68,104	61,697

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2016.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Oppenheimer		Oppenheimer Variable Account		Oppenheimer Variable Account
	Variable Account Funds		Funds (Service Shares ("SS"))		Funds (Service Shares ("SS"))
	Sub-Account		Sub-Account		Sub-Account

	Oppenheimer				Oppenheimer
	Main Street Small Cap		Oppenheimer Global (SS)		International Growth (SS) (*)
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$50,043	$92,298	$66,000	$102,135	$2,335	$5,040
Net realized gains (losses)	492,362	1,742,913	647,374	831,937	55,834	204,782
Change in unrealized gains (losses)	1,139,877	(2,428,075)	(724,935)	(565,546)	(120,461)	(172,370)

Increase (decrease) in net assets
from operations	1,682,282	(592,864)	(11,561)	368,526	(62,292)	37,452

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	1,080,840	1,117,865	922,076	996,246	84,684	87,227
Benefit payments	(6,665)	(15,747)	(4,529)	(4,615)	(6,530)	(480)
Payments on termination	(690,176)	(731,361)	(433,329)	(697,742)	(38,365)	(131,833)
Loans - net	(140,295)	(125,543)	(99,228)	(96,009)	(625)	7,661
Policy maintenance charge	(634,075)	(649,746)	(531,747)	(589,071)	(97,322)	(100,155)
Transfers among the sub-accounts
and with the Fixed Account - net	(244,724)	(137,909)	(73,491)	(208,318)	(5,760)	156,393

Increase (decrease) in net assets
from policy transactions	(635,095)	(542,441)	(220,248)	(599,509)	(63,918)	18,813

INCREASE (DECREASE) IN NET ASSETS	1,047,187	(1,135,305)	(231,809)	(230,983)	(126,210)	56,265

NET ASSETS AT BEGINNING OF PERIOD	9,700,453	10,835,758	9,110,354	9,341,337	1,917,640	1,861,375

NET ASSETS AT END OF PERIOD	$10,747,640	$9,700,453	$8,878,545	$9,110,354	$1,791,430	$1,917,640

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	261,422	271,883	382,203	406,286	84,534	84,012
Units issued	11,285	11,794	17,869	10,784	3,717	15,919
Units redeemed	(23,638)	(22,255)	(27,008)	(34,867)	(6,508)	(15,397)
Units outstanding at end of period	249,069	261,422	373,064	382,203	81,743	84,534

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2016.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Oppenheimer Variable Account
	Funds (Service Shares ("SS"))		PIMCO Variable Insurance Trust		PIMCO Variable Insurance Trust
	Sub-Account		Sub-Account		Sub-Account

	Oppenheimer
	Main Street Small Cap (SS)		Foreign Bond		Money Market (*)
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$3,804	$25,056	$42,310	$103,078	$2,903	$272
Net realized gains (losses)	264,530	917,959	37,202	62,712	—	302
Change in unrealized gains (losses)	685,757	(1,295,813)	123,737	(159,295)	—	—

Increase (decrease) in net assets
from operations	954,091	(352,798)	203,249	6,495	2,903	574

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	296,715	289,047	235,888	247,632	213,866	308,830
Benefit payments	(32,937)	(1,357)	(7,467)	(2,092)	—	(1,782)
Payments on termination	(496,938)	(268,526)	(314,071)	(363,070)	(194,759)	(134,102)
Loans - net	889	(11,114)	(61,478)	66,196	61,161	22,010
Policy maintenance charge	(321,885)	(311,856)	(236,045)	(259,290)	(142,701)	(182,776)
Transfers among the sub-accounts
and with the Fixed Account - net	1,267,021	(742)	49,018	(221,093)	(2,462,651)	200,485

Increase (decrease) in net assets
from policy transactions	712,865	(304,548)	(334,155)	(531,717)	(2,525,084)	212,665

INCREASE (DECREASE) IN NET ASSETS	1,666,956	(657,346)	(130,906)	(525,222)	(2,522,181)	213,239

NET ASSETS AT BEGINNING OF PERIOD	5,194,772	5,852,118	3,372,860	3,898,082	2,522,181	2,308,942

NET ASSETS AT END OF PERIOD	$6,861,728	$5,194,772	$3,241,954	$3,372,860	$—	$2,522,181

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	178,734	188,916	165,627	192,112	214,810	196,694
Units issued	66,033	7,862	8,476	19,085	22,445	45,485
Units redeemed	(43,828)	(18,044)	(24,275)	(45,570)	(237,255)	(27,369)
Units outstanding at end of period	200,939	178,734	149,828	165,627	—	214,810

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2016.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	PIMCO Variable Insurance Trust		PIMCO Variable Insurance Trust		Putnam Variable Trust
	Sub-Account		Sub-Account		Sub-Account

					VT
	PIMCO Real Return		PIMCO Total Return		International Value Fund
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$74,847	$140,701	$281,320	$722,764	$54,356	$32,424
Net realized gains (losses)	(16,714)	(5,494)	(17,587)	199,626	(95,643)	(53,687)
Change in unrealized gains (losses)	107,808	(226,148)	102,290	(864,402)	61,611	(18,084)

Increase (decrease) in net assets
from operations	165,941	(90,941)	366,023	57,988	20,324	(39,347)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	359,277	392,629	1,116,548	1,174,150	129,768	147,056
Benefit payments	(4,091)	(4,137)	(75,848)	(45,571)	(3,839)	(8,800)
Payments on termination	(243,952)	(214,174)	(969,773)	(1,112,030)	(202,390)	(290,050)
Loans - net	23,087	4,863	(72,902)	(28,685)	(1,454)	(4,267)
Policy maintenance charge	(205,294)	(213,841)	(908,517)	(938,296)	(106,968)	(121,004)
Transfers among the sub-accounts
and with the Fixed Account - net	(32,714)	(17,891)	98,763	(255,972)	(62,735)	(48,240)

Increase (decrease) in net assets
from policy transactions	(103,687)	(52,551)	(811,729)	(1,206,404)	(247,618)	(325,305)

INCREASE (DECREASE) IN NET ASSETS	62,254	(143,492)	(445,706)	(1,148,416)	(227,294)	(364,652)

NET ASSETS AT BEGINNING OF PERIOD	3,275,944	3,419,436	14,402,162	15,550,578	2,485,597	2,850,249

NET ASSETS AT END OF PERIOD	$3,338,198	$3,275,944	$13,956,456	$14,402,162	$2,258,303	$2,485,597

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	201,811	204,952	715,091	775,529	142,704	160,505
Units issued	9,809	13,082	30,780	25,755	9,648	8,577
Units redeemed	(16,137)	(16,223)	(69,930)	(86,193)	(23,740)	(26,378)
Units outstanding at end of period	195,483	201,811	675,941	715,091	128,612	142,704

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Putnam Variable Trust (Class IA)		Putnam Variable Trust (Class IA)		Rydex Variable Trust
	Sub-Account		Sub-Account		Sub-Account

			VT International		Guggenheim
	VT High Yield (Class IA)		Value Fund (Class IA)		VT U.S. Long Short Equity Fund
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$59,720	$68,550	$25,750	$17,333	$—	$—
Net realized gains (losses)	(7,810)	(2,601)	(30,287)	(7,249)	7,500	8,651
Change in unrealized gains (losses)	88,507	(114,043)	15,589	(23,865)	(2,823)	674

Increase (decrease) in net assets
from operations	140,417	(48,094)	11,052	(13,781)	4,677	9,325

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	70,816	77,842	49,950	57,057	92,216	100,575
Benefit payments	(2,651)	—	—	(1,273)	—	—
Payments on termination	(55,268)	(42,774)	(159,790)	(54,868)	(43,559)	(39,762)
Loans - net	(12,922)	(3,986)	(5,209)	(5,310)	(8,092)	(8,742)
Policy maintenance charge	(55,400)	(53,948)	(34,748)	(40,408)	(47,869)	(48,994)
Transfers among the sub-accounts
and with the Fixed Account - net	105,721	(2,891)	37,623	(737)	3,275	40,275

Increase (decrease) in net assets
from policy transactions	50,296	(25,757)	(112,174)	(45,539)	(4,029)	43,352

INCREASE (DECREASE) IN NET ASSETS	190,713	(73,851)	(101,122)	(59,320)	648	52,677

NET ASSETS AT BEGINNING OF PERIOD	893,998	967,849	997,880	1,057,200	786,027	733,350

NET ASSETS AT END OF PERIOD	$1,084,711	$893,998	$896,758	$997,880	$786,675	$786,027

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	34,966	35,907	41,360	43,071	33,361	31,517
Units issued	4,732	1,292	3,065	3,026	2,372	3,967
Units redeemed	(3,017)	(2,233)	(7,727)	(4,737)	(2,563)	(2,123)
Units outstanding at end of period	36,681	34,966	36,698	41,360	33,170	33,361

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	T. Rowe Price		T. Rowe Price		T. Rowe Price
	Equity Series, Inc.		Equity Series, Inc.		Equity Series, Inc.
	Sub-Account		Sub-Account		Sub-Account

	T. Rowe Price
	Blue Chip Growth		T. Rowe Price Equity Income		T. Rowe Price Mid-Cap Growth
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$—	$—	$548,742	$449,600	$—	$—
Net realized gains (losses)	271,194	235,187	2,893,371	1,199,704	1,061,744	1,836,566
Change in unrealized gains (losses)	(233,199)	232,314	738,535	(3,372,952)	(347,418)	(1,064,152)

Increase (decrease) in net assets
from operations	37,995	467,501	4,180,648	(1,723,648)	714,326	772,414

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	387,321	431,133	1,802,425	1,979,274	495,520	524,915
Benefit payments	(5,090)	(969)	(130,230)	(74,930)	(1,860)	(52,020)
Payments on termination	(257,342)	(382,210)	(1,904,084)	(2,147,078)	(615,596)	(659,171)
Loans - net	(42,790)	(26,319)	(10,687)	(150,614)	(103,178)	(37,672)
Policy maintenance charge	(245,682)	(262,012)	(1,282,519)	(1,330,558)	(592,273)	(586,268)
Transfers among the sub-accounts
and with the Fixed Account - net	(89,061)	(20,530)	(129,612)	(252,210)	515,650	(158,675)

Increase (decrease) in net assets
from policy transactions	(252,644)	(260,907)	(1,654,707)	(1,976,116)	(301,737)	(968,891)

INCREASE (DECREASE) IN NET ASSETS	(214,649)	206,594	2,525,941	(3,699,764)	412,589	(196,477)

NET ASSETS AT BEGINNING OF PERIOD	4,536,724	4,330,130	22,929,445	26,629,209	11,675,195	11,871,672

NET ASSETS AT END OF PERIOD	$4,322,075	$4,536,724	$25,455,386	$22,929,445	$12,087,784	$11,675,195

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	162,458	172,197	798,413	863,691	198,663	215,263
Units issued	10,932	7,259	19,613	16,740	24,754	619
Units redeemed	(19,821)	(16,998)	(74,234)	(82,018)	(29,846)	(17,219)
Units outstanding at end of period	153,569	162,458	743,792	798,413	193,571	198,663

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	T. Rowe Price		T. Rowe Price
	Equity Series, Inc.		International Series, Inc.		The Alger Portfolios
	Sub-Account		Sub-Account		Sub-Account

	T. Rowe Price		T. Rowe Price		Alger
	New America Growth		International Stock		Balanced Class I-2
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$1,062	$—	$38,137	$35,185	$4,956	$4,564
Net realized gains (losses)	154,768	359,182	153,631	126,483	2,282	2,834
Change in unrealized gains (losses)	(138,542)	(117,109)	(115,338)	(205,900)	12,523	(4,549)

Increase (decrease) in net assets
from operations	17,288	242,073	76,430	(44,232)	19,761	2,849

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	158,453	161,143	272,078	239,085	85,191	86,163
Benefit payments	(12,752)	—	(618)	(1,290)	—	—
Payments on termination	(110,861)	(178,514)	(137,374)	(160,258)	(17,251)	(14,913)
Loans - net	(31,421)	(30,596)	(11,998)	(14,348)	(485)	(207)
Policy maintenance charge	(122,341)	(132,124)	(213,443)	(205,191)	(46,538)	(40,052)
Transfers among the sub-accounts
and with the Fixed Account - net	(243,269)	26,398	69,980	139,664	869	3,681

Increase (decrease) in net assets
from policy transactions	(362,191)	(153,693)	(21,375)	(2,338)	21,786	34,672

INCREASE (DECREASE) IN NET ASSETS	(344,903)	88,380	55,055	(46,570)	41,547	37,521

NET ASSETS AT BEGINNING OF PERIOD	2,959,062	2,870,682	3,523,571	3,570,141	224,068	186,547

NET ASSETS AT END OF PERIOD	$2,614,159	$2,959,062	$3,578,626	$3,523,571	$265,615	$224,068

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	106,009	111,687	195,436	196,234	16,245	13,723
Units issued	2,678	8,743	22,768	25,107	2,873	3,777
Units redeemed	(16,243)	(14,421)	(23,849)	(25,905)	(1,371)	(1,255)
Units outstanding at end of period	92,444	106,009	194,355	195,436	17,747	16,245

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	The Alger Portfolios		The Alger Portfolios		The Alger Portfolios
	Sub-Account		Sub-Account		Sub-Account

	Alger		Alger		Alger
	Capital		Income and		Large Cap
	Appreciation Class I-2		Growth Class I-2		Growth Class I-2
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$39,852	$18,147	$97,742	$94,118	$—	$—
Net realized gains (losses)	487,623	2,967,106	157,213	194,643	167,431	1,640,947
Change in unrealized gains (losses)	(441,748)	(1,661,442)	264,437	(226,900)	(279,660)	(1,402,222)

Increase (decrease) in net assets
from operations	85,727	1,323,811	519,392	61,861	(112,229)	238,725

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	2,084,166	2,006,216	327,378	338,367	1,022,186	981,770
Benefit payments	(21,705)	(14,977)	(17,745)	(15,843)	(13,978)	(26,311)
Payments on termination	(1,000,009)	(1,272,897)	(191,783)	(368,095)	(683,722)	(750,402)
Loans - net	(106,255)	(138,916)	(52,855)	(28,990)	(112,951)	(92,777)
Policy maintenance charge	(1,367,382)	(1,345,687)	(307,396)	(323,368)	(753,567)	(793,083)
Transfers among the sub-accounts
and with the Fixed Account - net	(336,780)	(177,094)	(82,149)	(94,667)	(70,897)	(54,662)

Increase (decrease) in net assets
from policy transactions	(747,965)	(943,355)	(324,550)	(492,596)	(612,929)	(735,465)

INCREASE (DECREASE) IN NET ASSETS	(662,238)	380,456	194,842	(430,735)	(725,158)	(496,740)

NET ASSETS AT BEGINNING OF PERIOD	21,764,521	21,384,065	5,355,645	5,786,380	12,134,235	12,630,975

NET ASSETS AT END OF PERIOD	$21,102,283	$21,764,521	$5,550,487	$5,355,645	$11,409,077	$12,134,235

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	522,567	536,930	201,770	220,127	506,929	534,998
Units issued	30,689	26,150	5,334	2,324	15,446	11,321
Units redeemed	(36,863)	(40,513)	(17,422)	(20,681)	(39,990)	(39,390)
Units outstanding at end of period	516,393	522,567	189,682	201,770	482,385	506,929

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

					The Universal
	The Alger Portfolios		The Alger Portfolios		Institutional Funds, Inc.
	Sub-Account		Sub-Account		Sub-Account

	Alger		Alger		Morgan Stanley
	MidCap		SmallCap		UIF Emerging
	Growth Class I-2		Growth Class I-2		Markets Class I
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$—	$—	$—	$—	$1,674	$2,516
Net realized gains (losses)	308,001	540,782	608,686	1,835,499	(168)	3,031
Change in unrealized gains (losses)	(127,695)	(855,305)	(277,129)	(2,038,781)	21,852	(39,540)

Increase (decrease) in net assets
from operations	180,306	(314,523)	331,557	(203,282)	23,358	(33,993)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	2,124,303	2,206,630	337,534	362,208	68,008	68,256
Benefit payments	(78,331)	(114,923)	(2,150)	(31,569)	—	—
Payments on termination	(1,425,005)	(1,775,463)	(236,787)	(414,043)	(24,775)	(22,683)
Loans - net	(105,369)	(153,179)	(82,665)	(38,463)	(2,012)	(1,816)
Policy maintenance charge	(1,410,141)	(1,524,084)	(312,404)	(338,223)	(32,174)	(32,272)
Transfers among the sub-accounts
and with the Fixed Account - net	(313,530)	(8,988)	(269,622)	120,046	16,857	(8,501)

Increase (decrease) in net assets
from policy transactions	(1,208,073)	(1,370,007)	(566,094)	(340,044)	25,904	2,984

INCREASE (DECREASE) IN NET ASSETS	(1,027,767)	(1,684,530)	(234,537)	(543,326)	49,262	(31,009)

NET ASSETS AT BEGINNING OF PERIOD	23,869,473	25,554,003	6,086,773	6,630,099	302,478	333,487

NET ASSETS AT END OF PERIOD	$22,841,706	$23,869,473	$5,852,236	$6,086,773	$351,740	$302,478

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	735,605	766,208	261,488	275,379	39,213	38,611
Units issued	25,753	28,880	6,465	10,664	7,092	6,301
Units redeemed	(54,812)	(59,483)	(31,304)	(24,555)	(3,584)	(5,699)
Units outstanding at end of period	706,546	735,605	236,649	261,488	42,721	39,213

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	The Universal		The Universal		Van Eck Worldwide
	Institutional Funds, Inc.		Institutional Funds, Inc.		Insurance Trust
	Sub-Account		Sub-Account		Sub-Account

	Morgan Stanley		Morgan Stanley		Van Eck
	UIF		UIF		Worldwide
	Growth Class I		U.S. Real Estate Class I		Emerging Markets
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(4,809)	$(5,340)	$86,356	$89,192	$18,747	$24,976
Net realized gains (losses)	464,779	495,218	156,977	176,006	(71,332)	214,933
Change in unrealized gains (losses)	(512,715)	(175,790)	191,463	(135,506)	68,347	(899,337)

Increase (decrease) in net assets
from operations	(52,745)	314,088	434,796	129,692	15,762	(659,428)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	200,565	207,296	561,988	611,027	472,942	549,361
Benefit payments	(2,452)	(10,289)	(8,100)	(4,238)	(3,869)	(989)
Payments on termination	(143,113)	(210,154)	(498,443)	(447,439)	(202,067)	(232,911)
Loans - net	(8,310)	(36,957)	31,158	(44,280)	(25,642)	(21,923)
Policy maintenance charge	(155,285)	(168,464)	(377,026)	(386,161)	(247,286)	(281,411)
Transfers among the sub-accounts
and with the Fixed Account - net	(8,903)	23,579	(81,106)	(329,010)	(171,659)	(12,919)

Increase (decrease) in net assets
from policy transactions	(117,498)	(194,989)	(371,529)	(600,101)	(177,581)	(792)

INCREASE (DECREASE) IN NET ASSETS	(170,243)	119,099	63,267	(470,409)	(161,819)	(660,220)

NET ASSETS AT BEGINNING OF PERIOD	2,830,434	2,711,335	6,454,909	6,925,318	4,104,047	4,764,267

NET ASSETS AT END OF PERIOD	$2,660,191	$2,830,434	$6,518,176	$6,454,909	$3,942,228	$4,104,047

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	91,057	97,842	146,354	160,428	144,351	144,127
Units issued	7,533	8,416	5,493	5,229	8,494	11,487
Units redeemed	(11,328)	(15,201)	(13,484)	(19,303)	(14,327)	(11,263)
Units outstanding at end of period	87,262	91,057	138,363	146,354	138,518	144,351

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Van Eck Worldwide
	Insurance Trust		Wells Fargo Variable Trust		Wells Fargo Variable Trust
	Sub-Account		Sub-Account		Sub-Account

	Van Eck		Wells Fargo VT		Wells Fargo VT
	Worldwide Hard Assets		Advantage Discovery		Advantage Opportunity
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$11,122	$899	$—	$—	$137,993	$9,439
Net realized gains (losses)	(122,306)	(53,607)	519,881	1,089,986	776,525	968,958
Change in unrealized gains (losses)	1,169,813	(1,039,742)	(120,820)	(1,159,773)	(120,613)	(1,183,676)

Increase (decrease) in net assets
from operations	1,058,629	(1,092,450)	399,061	(69,787)	793,905	(205,279)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	401,343	436,894	303,619	324,240	406,818	420,509
Benefit payments	(5,116)	(1,227)	(84,884)	(1,031)	(64,276)	(35,795)
Payments on termination	(191,821)	(183,494)	(206,089)	(225,834)	(289,354)	(499,306)
Loans - net	(50,755)	(9,054)	(29,135)	(18,423)	(66,110)	(37,400)
Policy maintenance charge	(194,947)	(201,757)	(295,914)	(319,183)	(458,132)	(466,541)
Transfers among the sub-accounts
and with the Fixed Account - net	(196)	157,521	(284,967)	(173,675)	(43,816)	(59,432)

Increase (decrease) in net assets
from policy transactions	(41,492)	198,883	(597,370)	(413,906)	(514,870)	(677,965)

INCREASE (DECREASE) IN NET ASSETS	1,017,137	(893,567)	(198,309)	(483,693)	279,035	(883,244)

NET ASSETS AT BEGINNING OF PERIOD	2,337,167	3,230,734	5,620,979	6,104,672	6,851,667	7,734,911

NET ASSETS AT END OF PERIOD	$3,354,304	$2,337,167	$5,422,670	$5,620,979	$7,130,702	$6,851,667

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	119,602	110,034	194,459	208,103	307,434	336,361
Units issued	15,556	17,978	3,947	5,337	3,676	3,262
Units redeemed	(15,714)	(8,410)	(24,131)	(18,981)	(26,018)	(32,189)
Units outstanding at end of period	119,444	119,602	174,275	194,459	285,092	307,434

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

1.Organization
Lincoln Benefit Life Variable Life Account (the “Account”), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Lincoln Benefit Life Company (“Lincoln Benefit”). The assets of the Account are legally segregated from those of Lincoln Benefit. On July 17, 2013, Resolution Life Holdings, Inc. (“Holdings”) executed a Stock Purchase Agreement (the “Transaction”) to acquire 100% of Lincoln Benefit from Allstate Life Insurance Company (“Allstate”). In November 2013, Holdings assigned the right to acquire all of LBL’s outstanding capital stock to Resolution Life, Inc. pursuant to an Assignment Agreement. The closing date of the transaction was April 1, 2014. Prior to April 1, 2014 Lincoln Benefit was wholly owned by Allstate Life Insurance Company, indirectly wholly owned by The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
The assets within the Account are legally segregated from each other into sub-accounts (the “sub-accounts”). Lincoln Benefit issued six life insurance policies: the Investor’s Select, the Consultant, the Consultant SL, the Consultant Protector, the Consultant Accumulator, and the Total Accumulator (collectively the “Policies”), the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. All of the policies, except the Total Accumulator, are closed to new policyholders, but continue to accept deposits from existing policyholders. Absent any policy provisions wherein Lincoln Benefit contractually guarantees a specified death benefit, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-account names listed below correspond to the mutual fund portfolios (Fund or Funds) in which they invest:
AllianceBernstein
VPS Growth and Income Class A
VPS International Growth Class A
VPS International Value Class A
VPS Small Cap Growth Class A
VPS Small/Mid Cap Value Class A
Deutsche Investments Variable Insurance Trust
Deutsche Equity 500 Index VIP Class A
Deutsche Small Cap Index VIP Class A

Deutsche Variable Series I
Deutsche Bond VIP Class A
Deutsche Core Equity VIP Class A
Deutsche Global Small Cap VIP Class A
Deutsche International VIP Class A

Deutsche Variable Series II
Deutsche Global Income Builder VIP
Class A
Federated Insurance Series
Federated Fund for U.S. Government
Securities II
Federated High Income Bond Fund II
Federated Managed Volatility Fund II

Fidelity Variable Insurance Products Fund
VIP Asset Manager
VIP Contrafund
VIP Emerging Markets
VIP Equity-Income
VIP Growth
VIP Growth & Income
VIP High Income

Fidelity Variable Insurance Products Fund (continued)
VIP Index 500
VIP Index 500 - Service Class
VIP Investment Grade Bond
VIP Mid Cap
VIP Money Market
VIP Overseas
VIP Real Estate
VIP Value Strategies
Franklin Templeton Investments
Franklin High Income VIP Fund Class 1
Franklin Income VIP Fund Class 1
Franklin Mutual Global Discovery VIP Fund Class 1
Franklin Mutual Shares VIP Fund Class 1
Franklin Small Cap Value VIP Fund Class 1
Franklin Small-Mid Cap Growth VIP Fund
Class 1
Franklin Strategic Income VIP Fund Class 1
Franklin U.S. Government Securities VIP Fund Class 1
Templeton Global Bond VIP Fund Class 1
Ibbotson
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I (*)
Morningstar Balanced ETF Asset Allocation Portfolio Class I (*)
Morningstar Conservative ETF Asset Allocation Portfolio Class I (*)
Morningstar Growth ETF Asset Allocation Portfolio Class I (*)
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I (*)

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

1.Organization (continued)
Invesco Funds
Invesco V.I. American Franchise
Invesco V.I. American Value
Invesco V.I. Core Equity
Invesco V.I. Government Securities
Invesco V.I. Growth and Income
Fund - Series I
Invesco V.I. High Yield
Invesco V.I. Mid Cap Core Equity
Invesco V.I. Value Opportunity
Invesco Funds (Class II)
Invesco V.I. Growth and Income
Invesco V.I. Mid Cap Growth
Janus Aspen Series
Balanced
Enterprise
Flexible Bond
Forty Portfolio
Global Research
Global Technology
Janus Portfolio
Mid Cap Value
Overseas
Janus Aspen Series (Service Shares)
Balanced (Service Shares)
Global Research (Service Shares)
Mid Cap Value (Service Shares)
Overseas (Service Shares)
Lazard Retirement Series, Inc.
Emerging Markets Equity
Legg Mason Partners Variable Portfolios I, Inc.
ClearBridge Variable Large Cap Value Portfolio Class I (*)
Western Asset Variable Global High Yield Bond Portfolio Class 1 (*)
MFS Variable Insurance Trust
MFS Growth
MFS High Yield Portfolio
MFS Investors Trust
MFS Mass Investors Growth Stock Series - Initial Class (*)
MFS New Discovery
MFS Research
MFS Total Return
MFS Utilities
MFS Value
MFS Variable Insurance Trust (Service Class)
MFS New Discovery Series (Service Class)

Oppenheimer Variable Account Funds
Oppenheimer Conservative Balance Fund
Oppenheimer Core Bond
Oppenheimer Discovery MidCap Growth
Oppenheimer Equity Income
Oppenheimer Global
Oppenheimer Global Strategic Income
Oppenheimer International Growth (*)
Oppenheimer Main Street Small Cap
Oppenheimer Variable Account Funds (Service Shares (“SS”))
Oppenheimer Global (SS)
Oppenheimer International Growth (SS) (*)
Oppenheimer Main Street Small Cap (SS)
PIMCO Variable Insurance Trust
Foreign Bond
Money Market (*)
PIMCO Real Return
PIMCO Total Return
Putnam Variable Trust
VT International Value Fund
Putnam Variable Trust (Class IA)
VT High Yield (Class IA)
VT International Value Fund (Class IA)
Rydex Variable Trust
Guggenheim VT U.S. Long Short Equity Fund
T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth
T. Rowe Price Equity Income
T. Rowe Price Mid-Cap Growth
T. Rowe Price New America Growth
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock
The Alger Portfolios
Alger Balanced Class I-2
Alger Capital Appreciation Class I-2
Alger Income and Growth Class I-2
Alger Large Cap Growth Class I-2
Alger MidCap Growth Class I-2
Alger SmallCap Growth Class I-2
The Universal Institutional Funds, Inc.
Morgan Stanley UIF Emerging Markets
Class I
Morgan Stanley UIF Growth Class I
Morgan Stanley UIF U.S. Real Estate Class I
Van Eck Worldwide Insurance Trust
Van Eck Worldwide Emerging Markets
Van Eck Worldwide Hard Assets

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

1.Organization (continued)
Wells Fargo Variable Trust
Wells Fargo VT Advantage Discovery

Wells Fargo VT Advantage Opportunity
(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2016.
The net assets are affected by the investment results of each Fund, transactions by policyholders and certain contract expenses (see Note 5). Policyholders’ interests consist of accumulation units of the sub-account. The accompanying financial statements include only policyholders’ purchase payments applicable to the variable portions of their policies and exclude any purchase payments directed by the policyholder to the "Fixed Account" in which the policyholders’ deposits are included in the Lincoln Benefit general account assets and earn a fixed rate of return.
A policyholder may choose from among a number of different underlying mutual fund portfolio options. The underlying mutual fund portfolios are not available to the general public directly. These portfolios are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.
Some of these underlying mutual fund portfolios have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying mutual fund portfolios may be similar to and may in fact be modeled after publicly traded mutual funds, the underlying mutual fund portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual fund portfolio may differ substantially.
2. Portfolio changes
The operations of the following sub-accounts were affected by the following changes that occurred during the year ended December 31, 2016:
The following sub-account was closed during the year ended December 31, 2016:
• PIMCO Variable Insurance Trust Money Market (Fund ceased operations on September 23, 2016)
The following sub-accounts changed their names during the year ended December 31, 2016:

Former fund manager and/or fund name:	New fund manager and/or fund name:
Ibbotson Fund
Aggressive Growth ETF Asset Allocation	Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I
Balanced ETF Asset Allocation	Morningstar Balanced ETF Asset Allocation Portfolio Class I
Conservative ETF Asset Allocation	Morningstar Conservative ETF Asset Allocation Portfolio Class I
Growth ETF Asset Allocation	Morningstar Growth ETF Asset Allocation Portfolio Class I
Income and Growth ETF Asset Allocation	Morningstar Income and Growth ETF Asset Allocation Portfolio Class I
Legg Mason Partners Variable Portfolio I, Inc.
Legg Mason ClearBridge Variable Large Cap Value Class I	ClearBridge Variable Large Cap Value Portfolio Class I
Legg Mason Western Assets Variable Global High Yield Bond	Western Assets Variable Global High Yield Bond Portfolio Class I
Panorama Series Fund, Inc.	Oppenheimer Variable Account Funds
Oppenheimer International Growth	Oppenheimer International Growth
Panorama Series Fund, Inc. (Service Class (“SC”))	Oppenheimer Variable Account Funds (Service Shares (“SS”))
Oppenheimer International Growth (SC)	Oppenheimer International Growth (SS)

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

2. Portfolio changes (continued)
The following sub-account was added during the year ended December 31, 2015:
• MFS Mass Investors Growth Stock Series - Initial Class (Fund launched on March 27, 2015)
3.    Summary of Significant Accounting Policies
The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of GAAP.
Investments - Investments consist of shares of the Funds and are stated at fair value based on the reported net asset values of each corresponding Fund, which in turn value their investment securities at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.
Dividends - Dividends declared by the Funds are recognized on the ex-dividend date.
Net Realized Gains and Losses - Net realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the sub-accounts and the cost of such shares, which is determined on a weighted average basis, and realized gains distributions received from the underlying mutual fund portfolios. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds’ ex-distribution date.
Federal Income Taxes - The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of Lincoln Benefit. Lincoln Benefit is taxed as a life insurance company under the Code and joins with its subsidiary in the filing of a consolidated federal income tax return. No income taxes are allocable to the Account. The Account had no liability for unrecognized tax benefits as of December 31, 2016. The Account believes that it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.
Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
4.    Fair Value of Assets
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets recorded on the Statements of Net Assets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1:	Assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.
Level 2:    Assets whose values are based on the following:
(a) Quoted prices for similar assets in active markets;
(b) Quoted prices for identical or similar assets in markets that are not active; or
(c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.

Level 3:
Assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Account’s estimates of the assumptions that market participants would use in valuing the assets.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

4.    Fair Value of Assets (continued)
In determining fair value, the Account uses the market approach which generally utilizes market transaction data for the same or similar instruments. All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the sub-account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Funds’ managers. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period.
5.    Expenses
Surrender charge - In the event the policy is surrendered, a withdrawal charge may be imposed. The charge is assessed if the policy is surrendered during a specified time, which ranges from 9 to 12 years depending upon the policy, and varies based upon several variables including the policyholder’s age and account value at the time of surrender. The charge ranges from $2.27 to $56.58 per $1,000 of face amount. These amounts are included in payments on terminations and reported on the Statements of Changes in Net Assets.
Monthly Deductions - On each monthly deduction day (the same day in each month as the Issue Date, or the last day of the month if a month does not have that day), Lincoln Benefit will deduct from the policy value an amount to cover certain charges and expenses incurred in connection with the policy. The monthly deduction is intended to compensate Lincoln Benefit for expenses incurred in connection with the cost of insurance, mortality and expense risk charges, administrative expense charges, and policy fees. The table below describes the deductions for each product. All deductions are made monthly unless otherwise noted below.

Product	Cost of insurance	Administrative expense charge (per $1,000 initial face amount)	Policy fee	Mortality and expense risk charge(as a % of total monthly sub-account value)
Investor’s Select	Varies	Years 1 - 12: .20% of policy value; 0% thereafter (deducted annually)	$5.00	Annual rate 0.70% (deducted daily)
Consultant SL	Varies	Years 1 - 7: $1.44; $0 thereafter	$7.50	Years 1 - 14: 0.72%; 0.36% thereafter
Consultant	Varies	N/A	$7.50	Years 1 - 14: 0.72%; 0.36% thereafter
Consultant Protector	Varies	Annual rate: Years 1 - 20: 0.3504%; 0.1992% thereafter	$10	Annual rate years 1 - 14: 0.55%; 0.15% thereafter
Consultant Accumulator	Varies	Minimum $0.25 Maximum $2.50	$10	Annual rate years 1-10: 0.55%; 0.15% thereafter
Total Accumulator	Varies	$0.09 per $1,000 on the first $100,000	$15	Monthly rate years 1-10: 0.058%; 0.024% thereafter
Cost of Insurance - On all policies, Lincoln Benefit charges each policyholder monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder’s death benefit amount and account value. The cost of insurance is recognized as redemption of units, and is included in policy maintenance charge reported on the Statements of Changes in Net Assets.
Administrative Expense Charge - Lincoln Benefit deducts an administrative expense charge on a monthly or annual basis to cover expenses incurred in evaluating the insured person’s risk, issuing the policy, and sales expenses. The administrative expense charge is recognized as redemption of units, and is included in policy maintenance charge reported on the Statements of Changes in Net Assets.
Policy Fee - On all policies, Lincoln Benefit deducts a policy fee on a monthly basis to cover expenses such as salaries, postage and periodic reports. The policy fee is recognized as redemption of units, and is included in policy maintenance charge reported on the Statements of Changes in Net Assets.
Mortality and Expense Risk Charge - The mortality and expense risk charge covers insurance benefits available with the policies and certain expenses of the policies. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policies. The mortality and expense risk charge for the Investor’s Select product is recognized as a reduction in the accumulated unit value, reported on the Statement of Operations, while the mortality and expense risk charge for Consultant, Consultant SL, Consultant Protector, Consultant Accumulator and Total Accumulator products are recognized as redemption of units, and are included in policy maintenance charge reported on the Statements of Changes in Net Assets.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

6.    Purchases of Investments
The cost of purchases of investments for the year ended December 31, 2016 were as follows:

Purchases
Investments in the AllianceBernstein Sub-Accounts:
VPS Growth and Income Class A	$81,718
VPS International Growth Class A	56,415
VPS International Value Class A	28,423
VPS Small Cap Growth Class A	273,902
VPS Small/Mid Cap Value Class A	96,626

Investments in the Deutsche Investments Variable Insurance Trust Sub-Accounts
Deutsche Equity 500 Index VIP Class A	412,407
Deutsche Small Cap Index VIP Class A	165,093

Investments in the Deutsche Variable Series I Sub-Accounts
Deutsche Bond VIP Class A	1,703,917
Deutsche Core Equity VIP Class A	332,873
Deutsche Global Small Cap VIP Class A	698,078
Deutsche International VIP Class A	234,424

Investments in the Deutsche Investments Variable Series II Sub-Account:
Deutsche Global Income Builder VIP Class A	295,547

Investments in the Federated Insurance Series Sub-Accounts:
Federated Fund for U.S. Government Securities II	728,372
Federated High Income Bond Fund II	890,211
Federated Managed Volatility Fund II	173,280

Investments in the Fidelity Variable Insurance Products Fund Sub-Accounts:
VIP Asset Manager	873,776
VIP Contrafund	7,606,087
VIP Emerging Markets	122,549
VIP Equity-Income	3,883,946
VIP Growth	4,924,887
VIP Growth & Income	159,172
VIP High Income	114,118
VIP Index 500	3,176,828
VIP Index 500 - Service Class	1,230,362
VIP Investment Grade Bond	747,678
VIP Mid Cap	509,071
VIP Money Market	8,633,926
VIP Overseas	905,003
VIP Real Estate	341,400
VIP Value Strategies	96,543

Investments in the Franklin Templeton Investments Sub-Accounts:
Franklin High Income VIP Fund Class 1	79,241
Franklin Income VIP Fund Class 1	204,426
Franklin Mutual Global Discovery VIP Fund Class 1	215,715
Franklin Mutual Shares VIP Fund Class 1	89,770

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

6.    Purchases of Investments (continued)

Purchases
Investments in the Franklin Templeton Investments Sub-Accounts (continued):
Franklin Small Cap Value VIP Fund Class 1	$343,071
Franklin Small-Mid Cap Growth VIP Fund Class 1	190,159
Franklin Strategic Income VIP Fund Class 1	75,988
Franklin U.S. Government Securities VIP Fund Class 1	55,247
Templeton Global Bond VIP Fund Class 1	160,016

Investments in the Ibbotson Sub-Accounts:
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I (*)	1,675,502
Morningstar Balanced ETF Asset Allocation Portfolio Class I (*)	2,117,797
Morningstar Conservative ETF Asset Allocation Portfolio Class I (*)	346,546
Morningstar Growth ETF Asset Allocation Portfolio Class I (*)	2,773,187
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I (*)	420,362

Investments in the Invesco Funds Sub-Accounts:
Invesco V.I. American Franchise	231,353
Invesco V.I. American Value	839,401
Invesco V.I. Core Equity	83,546
Invesco V.I. Government Securities	300,238
Invesco V.I. Growth and Income Fund - Series I	716,412
Invesco V.I. High Yield	27,189
Invesco V.I. Mid Cap Core Equity	218,584
Invesco V.I. Value Opportunity	2,091,775

Investments in the Invesco Funds (Class II) Sub-Accounts:
Invesco V.I. Growth and Income	691,136
Invesco V.I. Mid Cap Growth	631,261

Investments in the Janus Aspen Series Sub-Accounts:
Balanced	1,932,257
Enterprise	3,912,580
Flexible Bond	425,188
Forty Portfolio	1,111,782
Global Research	707,333
Global Technology	117,521
Janus Portfolio	2,117,702
Mid Cap Value	113,079
Overseas	215,428

Investments in the Janus Aspen Series (Service Shares) Sub-Accounts:
Balanced (Service Shares)	462,660
Global Research (Service Shares)	44,091
Mid Cap Value (Service Shares)	670,841
Overseas (Service Shares)	715,838

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2016.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

6.    Purchases of Investments (continued)

Purchases
Investments in the Lazard Retirement Series, Inc. Sub-Account:
Emerging Markets Equity	$123,140

Investments in the Legg Mason Partners Variable Portfolios I, Inc. Sub-Accounts:
ClearBridge Variable Large Cap Value Portfolio Class I (*)	1,426,078
Western Asset Variable Global High Yield Bond Portfolio Class I (*)	220,799

Investments in the MFS Variable Insurance Trust Sub-Accounts:
MFS Growth	1,097,324
MFS High Yield Portfolio	108,409
MFS Investors Trust	695,496
MFS Mass Investors Growth Stock Series- Initial Class (*)	145,267
MFS New Discovery	720,802
MFS Research	608,005
MFS Total Return	892,105
MFS Utilities	408,626
MFS Value	388,999

Investments in the MFS Variable Insurance Trust (Service Class) Sub-Account:
MFS New Discovery Series (Service Class)	72,977

Investments in the Oppenheimer Variable Account Funds Sub-Accounts:
Oppenheimer Conservative Balance Fund	61,733
Oppenheimer Core Bond	46,783
Oppenheimer Discovery MidCap Growth	240,711
Oppenheimer Equity Income	94,379
Oppenheimer Global	209,375
Oppenheimer Global Strategic Income	56,312
Oppenheimer International Growth (*)	294,099
Oppenheimer Main Street Small Cap	712,758

Investments in the Oppenheimer Variable Account Funds (Service Shares ("SS")) Sub-Accounts:
Oppenheimer Global (SS)	1,051,779
Oppenheimer International Growth (SS) (*)	138,786
Oppenheimer Main Street Small Cap (SS)	2,291,159

Investments in the PIMCO Variable Insurance Trust Sub-Accounts:
Foreign Bond	238,174
Money Market (*)	266,515
PIMCO Real Return	241,882
PIMCO Total Return	925,839

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2016.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

6.    Purchases of Investments (continued)

Purchases
Investments in the Putnam Variable Trust Sub-Accounts:
VT International Value Fund	$220,774

Investments in the Putnam Variable Trust Sub-Accounts:
VT High Yield (Class IA)	192,710
VT International Value Fund (Class IA)	97,717

Investments in the Rydex Variable Trust Sub-Account:
Guggenheim VT U.S. Long Short Equity Fund	54,788

Investments in the T. Rowe Price Equity Series, Inc. Sub-Accounts:
T. Rowe Price Blue Chip Growth	293,396
T. Rowe Price Equity Income	3,510,488
T. Rowe Price Mid-Cap Growth	2,274,100
T. Rowe Price New America Growth	203,004

Investments in the T. Rowe Price International Series, Inc. Sub-Account:
T. Rowe Price International Stock	580,217

Investments in the The Alger Portfolios Sub-Accounts:
Alger Balanced Class I-2	45,830
Alger Capital Appreciation Class I-2	1,021,019
Alger Income and Growth Class I-2	243,879
Alger Large Cap Growth Class I-2	342,313
Alger MidCap Growth Class I-2	535,938
Alger SmallCap Growth Class I-2	951,592

Investments in the The Universal Institutional Funds, Inc. Sub-Accounts:
Morgan Stanley UIF Emerging Markets Class I	57,542
Morgan Stanley UIF Growth Class I	648,118
Morgan Stanley UIF U.S. Real Estate Class I	339,364

Investments in the Van Eck Worldwide Insurance Trust Sub-Accounts:
Van Eck Worldwide Emerging Markets	274,996
Van Eck Worldwide Hard Assets	366,251

Investments in the Wells Fargo Variable Trust Sub-Accounts:
Wells Fargo VT Advantage Discovery	517,032
Wells Fargo VT Advantage Opportunity	907,347

$94,077,580

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights
A summary of accumulation units outstanding, accumulation unit values, net assets, net investment income ratios, and total return ratios by sub-accounts is presented below for each of the five years in the period ended December 31, 2016.
Items in the following table are notated as follows:
*Investment Income Ratio - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying mutual fund, net of management fees assessed by the Fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of policy transactions.
Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return, investment income ratio is calculated for the period or from the effective date through the end of the reporting period. The investment income ratio for closed sub-accounts is calculated from the beginning of period, or from the effective date, through the last day the sub-account was open. The investment income ratio is reported at zero when no dividend is received in the Sub-Account during the period or the net asset value at the end of the period is zero.
**Expense Ratio - These amounts represent the annualized policy expenses of the sub-account, consisting of mortality and expense risk charges for each period indicated. The ratios include only those expenses that result in a reduction in the accumulation unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Fund have been excluded.
*** Total Return - These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the accumulation unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period accumulation unit value or the accumulation unit value on the effective date.

	Investor's Select Policies
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Deutsche Variable Series I - Deutsche Bond VIP Class A
2016	47	$21.46	$1,005	5.43%	0.70%	5.19%
2015	47	20.40	968	3.00	0.70	-0.99
2014	55	20.60	1,134	3.53	0.70	5.89
2013	56	19.46	1,094	3.58	0.70	7.02
2012	63	20.20	1,272	3.99	0.70	4.95

	Deutsche Variable Series II - Deutsche Global Income Builder VIP Class A
2016	18	16.13	289	4.15	0.70	6.07
2015	22	15.21	330	3.21	0.70	-2.13
2014	17	15.54	268	3.07	0.70	3.11
2013	18	15.07	278	2.07	0.70	12.19
2012	24	13.01	316	1.63	0.70	-2.11

	Federated Insurance Series - Federated Fund for U.S. Government Securities II
2016	51	23.37	1,190	2.43	0.70	0.90
2015	53	23.17	1,237	2.70	0.70	-0.18
2014	57	23.21	1,330	2.80	0.70	3.89
2013	61	22.34	1,354	3.27	0.70	2.26
2012	71	22.97	1,640	3.47	0.70	5.04

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Investor's Select Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Federated Insurance Series - Federated High Income Bond Fund II
2016	52	$38.57	$2,015	6.03%	0.70%	14.02%
2015	60	33.83	2,045	6.13	0.70	-3.25
2014	74	34.97	2,587	5.83	0.70	1.98
2013	87	34.29	2,967	6.72	0.70	13.90
2012	98	32.27	3,176	8.09	0.70	4.44

	Federated Insurance Series - Federated Managed Volatility Fund II
2016	41	28.98	1,200	4.70	0.70	6.94
2015	44	27.10	1,203	4.79	0.70	-8.20
2014	51	29.52	1,492	3.00	0.70	3.19
2013	49	28.60	1,408	2.90	0.70	12.76
2012	56	23.66	1,314	3.17	0.70	4.04

	Fidelity Variable Insurance Products Fund - VIP Asset Manager
2016	132	31.87	4,205	1.46	0.70	2.35
2015	141	31.14	4,400	1.60	0.70	-0.56
2014	153	31.31	4,796	1.52	0.70	5.09
2013	168	29.79	4,998	1.58	0.70	11.70
2012	178	25.93	4,619	1.56	0.70	-3.24

	Fidelity Variable Insurance Products Fund - VIP Contrafund
2016	327	54.78	17,899	0.79	0.70	7.25
2015	351	51.08	17,950	1.04	0.70	-0.03
2014	380	51.09	19,391	0.95	0.70	11.16
2013	421	45.96	19,334	1.08	0.70	15.60
2012	468	35.26	16,483	1.37	0.70	-3.20

	Fidelity Variable Insurance Products Fund - VIP Equity-Income
2016	285	53.94	15,347	2.26	0.70	17.20
2015	301	46.02	13,845	3.16	0.70	-4.63
2014	333	48.26	16,068	2.83	0.70	7.96
2013	369	44.70	16,483	2.55	0.70	16.49
2012	397	35.13	13,951	3.13	0.70	0.27

	Fidelity Variable Insurance Products Fund - VIP Growth
2016	320	49.48	15,815	0.04	0.70	0.10
2015	344	49.43	16,994	0.26	0.70	6.43
2014	374	46.45	17,369	0.19	0.70	10.52
2013	400	42.02	16,812	0.29	0.70	13.89
2012	441	31.04	13,696	0.63	0.70	-0.50

	Fidelity Variable Insurance Products Fund - VIP Index 500
2016	204	24.80	5,071	1.45	0.70	11.08
2015	230	22.33	5,141	1.97	0.70	0.63
2014	257	22.19	5,699	1.59	0.70	12.78
2013	331	19.67	6,512	1.98	0.70	15.10
2012	110	14.98	1,650	2.13	0.70	1.33

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Investor's Select Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Fidelity Variable Insurance Products Fund - VIP Money Market
2016	186	$15.82	$2,937	0.20%	0.70%	-0.49%
2015	242	15.89	3,853	0.03	0.70	-0.67
2014	248	16.00	3,961	0.01	0.70	-0.69
2013	269	16.11	4,339	0.03	0.70	-0.56
2012	630	16.22	10,227	0.13	0.70	-0.59

	Fidelity Variable Insurance Products Fund - VIP Overseas
2016	132	23.42	3,100	1.44	0.70	-5.72
2015	141	24.84	3,494	1.40	0.70	2.90
2014	143	24.14	3,446	1.33	0.70	-8.72
2013	156	26.45	4,128	1.35	0.70	19.90
2012	183	20.42	3,733	1.94	0.70	-17.74

	Ibbotson - Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I
2016	12	20.83	240	1.66	0.70	10.67
2015	4	18.82	82	1.58	0.70	-3.32
2014	4	19.47	83	1.25	0.70	4.01
2013	3	18.72	61	1.38	0.70	13.66
2012	3	15.90	52	1.50	0.70	-5.51

	Ibbotson - Morningstar Balanced ETF Asset Allocation Portfolio Class I
2016	37	17.73	652	2.02	0.70	7.93
2015	51	16.43	846	1.71	0.70	-2.65
2014	54	16.88	917	1.38	0.70	4.06
2013	63	16.22	1,025	1.80	0.70	10.23
2012	62	14.56	896	2.24	0.70	-1.25

	Ibbotson - Morningstar Conservative ETF Asset Allocation Portfolio Class I
2016	2	13.29	28	1.97	0.70	4.15
2015	2	12.76	30	1.56	0.70	-1.65
2014	2	12.97	30	1.24	0.70	2.38
2013	2	12.67	28	1.34	0.70	4.74
2012	14	12.41	177	1.78	0.70	2.70

	Ibbotson - Morningstar Growth ETF Asset Allocation Portfolio Class I
2016	9	19.72	176	1.80	0.70	9.12
2015	14	18.08	250	1.59	0.70	-2.90
2014	9	18.62	173	1.28	0.70	4.11
2013	9	17.88	154	1.58	0.70	12.45
2012	8	15.42	124	1.73	0.70	-4.18

	Ibbotson - Morningstar Income and Growth ETF Asset Allocation Portfolio Class I
2016	3	15.28	52	2.14	0.70	5.99
2015	9	14.42	128	1.96	0.70	-2.21
2014	4	14.75	66	1.51	0.70	2.90
2013	5	14.33	71	1.86	0.70	7.42
2012	4	13.41	52	2.34	0.70	0.66

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Investor's Select Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Invesco Funds - Invesco V.I. American Value
2016	69	$27.97	$1,927	0.34%	0.70%	14.69%
2015	75	24.39	1,831	0.32	0.70	-9.76
2014	83	27.02	2,235	0.45	0.70	8.99
2013	103	24.80	2,550	0.68	0.70	16.49
2012	120	18.60	2,240	0.72	0.70	0.22

	Invesco Funds - Invesco V.I. Value Opportunity
2016	22	16.05	349	0.39	0.70	17.51
2015	24	13.66	334	2.74	0.70	-11.03
2014	25	15.35	381	1.37	0.70	5.88
2013	25	14.50	366	1.49	0.70	16.88
2012	26	10.92	284	1.55	0.70	-3.72

	Invesco Funds (Class II) - Invesco V.I. Growth and Income
2016	72	25.30	1,820	0.84	0.70	18.60
2015	79	21.33	1,679	2.52	0.70	-3.99
2014	86	22.22	1,912	1.47	0.70	9.20
2013	106	20.35	2,147	1.32	0.70	13.55
2012	122	15.32	1,864	1.30	0.70	-2.94

	Invesco Funds (Class II) - Invesco V.I. Mid Cap Growth
2016	34	22.59	767	0.00	0.70	-0.13
2015	32	22.62	733	0.00	0.70	0.34
2014	33	22.54	747	0.00	0.70	6.94
2013	42	21.08	880	0.23	0.70	10.85
2012	43	15.54	666	0.00	0.70	-9.99

	Janus Aspen Series - Balanced
2016	176	65.09	11,449	2.16	0.70	3.87
2015	196	62.66	12,286	1.88	0.70	-0.08
2014	211	62.71	13,203	1.75	0.70	7.75
2013	229	58.20	13,355	1.54	0.70	12.83
2012	236	48.78	11,536	2.88	0.70	0.93

	Janus Aspen Series - Enterprise
2016	221	72.87	16,088	0.80	0.70	11.58
2015	240	65.31	15,639	0.89	0.70	3.30
2014	258	63.22	16,304	0.16	0.70	11.74
2013	284	56.58	16,079	0.52	0.70	16.47
2012	308	43.04	13,257	0.00	0.70	-2.11

	Janus Aspen Series - Flexible Bond
2016	33	35.81	1,190	2.67	0.70	1.75
2015	41	35.20	1,461	2.34	0.70	-0.48
2014	48	35.37	1,708	3.33	0.70	4.20
2013	47	33.94	1,600	2.41	0.70	7.58
2012	63	34.22	2,148	3.45	0.70	6.00

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Investor's Select Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Janus Aspen Series - Forty Portfolio
2016	14	$29.42	$401	0.81%	0.70%	1.48%
2015	19	28.99	554	1.24	0.70	11.44
2014	16	26.01	422	0.15	0.70	7.97
2013	16	24.09	378	0.69	0.70	23.29
2012	22	18.49	413	0.75	0.70	-7.34

	Janus Aspen Series - Global Research
2016	291	38.57	11,216	1.06	0.70	1.36
2015	316	38.06	12,046	0.67	0.70	-2.97
2014	336	39.22	13,164	1.08	0.70	6.69
2013	368	36.76	13,527	1.21	0.70	19.24
2012	396	28.83	11,427	0.88	0.70	-14.34

	Janus Aspen Series - Janus Portfolio
2016	287	45.09	12,948	0.53	0.70	-0.20
2015	314	45.18	14,169	0.65	0.70	4.61
2014	340	43.19	14,699	0.36	0.70	12.21
2013	367	38.49	14,136	0.78	0.70	17.76
2012	392	29.74	11,661	0.58	0.70	-5.96

	Janus Aspen Series (Service Shares) - Overseas (Service Shares)
2016	55	6.53	357	4.94	0.70	-7.36
2015	62	7.04	434	0.52	0.70	-9.44
2014	77	7.78	597	3.06	0.70	-12.71
2013	89	8.91	789	2.99	0.70	12.39
2012	130	7.85	1,020	0.63	0.70	-32.81

	Legg Mason Partners Variable Portfolios I, Inc. - ClearBridge Variable Large Cap Value Portfolio Class I
2016	18	23.04	425	1.62	0.70	12.21
2015	22	20.53	446	1.44	0.70	-3.55
2014	24	21.29	515	2.08	0.70	10.93
2013	34	19.19	646	1.75	0.70	15.69
2012	24	14.60	346	2.10	0.70	4.22

	MFS Variable Insurance Trust (Service Class) - MFS New Discovery Series (Service Class)
2016	27	23.59	629	0.00	0.70	8.04
2015	30	21.83	651	0.00	0.70	-2.83
2014	32	22.47	710	0.00	0.70	-8.14
2013	42	24.46	1,016	0.00	0.70	20.05
2012	41	17.44	715	0.00	0.70	-11.12

	Oppenheimer Variable Account Funds (Service Shares ("SS")) - Oppenheimer International Growth (SS)
2016	82	21.92	1,791	0.83	0.70	-3.39
2015	85	22.68	1,918	1.03	0.70	2.39
2014	84	22.16	1,861	0.96	0.70	-7.80
2013	94	24.03	2,260	1.09	0.70	20.83
2012	102	19.25	1,973	1.07	0.70	-8.25

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Investor's Select Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return**

	Oppenheimer Variable Account Funds (Service Shares ("SS")) - Oppenheimer Main Street Small Cap (SS)
2016	57	$31.69	$1,800	0.24%	0.70%	16.85%
2015	51	27.12	1,386	0.65	0.70	-6.75
2014	56	29.08	1,634	0.63	0.70	10.88
2013	81	26.23	2,125	0.76	0.70	16.85
2012	98	18.78	1,835	0.35	0.70	-3.06

	PIMCO Variable Insurance Trust - Foreign Bond
2016	35	19.99	704	1.43	0.70	5.74
2015	38	18.90	716	2.99	0.70	-0.41
2014	49	18.98	926	1.84	0.70	10.40
2013	67	17.19	1,159	1.83	0.70	10.09
2012	96	17.22	1,655	2.25	0.70	6.02

	PIMCO Variable Insurance Trust - PIMCO Total Return
2016	119	18.96	2,261	2.10	0.70	1.97
2015	123	18.59	2,279	4.94	0.70	-0.25
2014	142	18.64	2,650	2.19	0.70	3.72
2013	197	17.97	3,534	2.17	0.70	8.85
2012	251	18.49	4,633	2.63	0.70	2.89

	Putnam Variable Trust - VT International Value Fund
2016	30	16.22	491	2.44	0.70	0.40
2015	32	16.15	508	1.37	0.70	-2.68
2014	40	16.60	658	1.35	0.70	-10.12
2013	37	18.47	678	2.56	0.70	20.85
2012	41	15.22	619	3.32	0.70	-14.38

	The Universal Institutional Funds, Inc. - Morgan Stanley UIF Growth Class I
2016	23	29.21	682	0.00	0.70	-2.32
2015	25	29.90	749	0.00	0.70	11.46
2014	27	26.83	722	0.00	0.70	5.62
2013	30	25.40	750	0.42	0.70	13.58
2012	27	17.28	462	0.00	0.70	-3.48

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Deutsche Investments Variable Insurance Trust - Deutsche Equity 500 Index VIP Class A
2016	96	$34.65	$3,311	1.99%	0.00%	11.61%
2015	98	31.05	3,041	1.63	0.00	1.13
2014	102	30.70	3,122	1.83	0.00	13.39
2013	109	27.07	2,962	0.00	0.00	31.93
2012	115	20.52	2,360	1.79	0.00	15.70

	Deutsche Investments Variable Insurance Trust - Deutsche Small Cap Index VIP Class A
2016	28	43.52	1,216	1.05	0.00	21.03
2015	30	35.96	1,072	1.04	0.00	-4.60
2014	30	37.69	1,123	0.93	0.00	4.74
2013	31	35.98	1,117	1.67	0.00	38.64
2012	32	25.95	828	0.88	0.00	16.25

	Deutsche Variable Series I - Deutsche Bond VIP Class A
2016	221	19.24	4,251	5.43	0.00	5.93
2015	234	18.17	4,238	3.00	0.00	-0.29
2014	241	18.22	4,397	3.53	0.00	6.63
2013	245	17.09	4,187	3.58	0.00	-3.30
2012	254	17.62	4,476	3.99	0.00	7.77

	Deutsche Variable Series I - Deutsche Core Equity VIP Class A
2016	87	24.96	2,179	1.35	0.00	10.48
2015	92	22.59	2,087	0.84	0.00	5.25
2014	97	21.46	2,079	1.03	0.00	11.82
2013	103	19.19	1,968	1.46	0.00	37.33
2012	111	13.98	1,555	1.32	0.00	15.81

	Deutsche Variable Series I - Deutsche Global Small Cap VIP Class A
2016	100	38.95	3,907	0.38	0.00	1.57
2015	108	38.34	4,149	1.01	0.00	1.16
2014	120	37.90	4,567	0.88	0.00	-4.13
2013	140	39.53	5,552	0.63	0.00	35.94
2012	150	29.08	4,356	0.71	0.00	15.37

	Deutsche Variable Series I - Deutsche International VIP Class A
2016	118	12.68	1,494	9.88	0.00	0.74
2015	119	12.59	1,499	4.29	0.00	-5.48
2014	128	13.32	1,703	1.80	0.00	-11.76
2013	130	15.09	1,965	4.85	0.00	20.23
2012	174	12.55	2,185	1.95	0.00	20.65

	Deutsche Variable Series II - Deutsche Global Income Builder VIP Class A
2016	192	17.50	3,362	4.15	0.00	6.81
2015	203	16.38	3,332	3.21	0.00	-1.44
2014	207	16.62	3,441	3.07	0.00	3.83
2013	215	16.01	3,441	2.07	0.00	16.63
2012	230	13.73	3,153	1.63	0.00	12.98

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Federated Insurance Series - Federated Fund for U.S. Government Securities II
2016	208	$20.92	$4,360	2.43%	0.00%	1.61%
2015	247	20.59	5,071	2.70	0.00	0.52
2014	262	20.48	5,373	2.80	0.00	4.62
2013	239	19.58	4,679	3.27	0.00	-2.05
2012	278	19.99	5,540	3.47	0.00	2.98

	Federated Insurance Series - Federated High Income Bond Fund II
2016	168	28.92	4,841	6.03	0.00	14.82
2015	209	25.18	5,259	6.13	0.00	-2.57
2014	232	25.85	6,003	5.83	0.00	2.69
2013	229	25.17	5,771	6.72	0.00	6.99
2012	246	23.53	5,783	8.09	0.00	14.70

	Federated Insurance Series - Federated Managed Volatility Fund II
2016	74	19.77	1,453	4.70	0.00	7.69
2015	82	18.36	1,506	4.79	0.00	-7.56
2014	117	19.86	2,322	3.00	0.00	3.91
2013	90	19.11	1,717	2.90	0.00	21.74
2012	91	15.70	1,444	3.17	0.00	13.55

	Fidelity Variable Insurance Products Fund - VIP Asset Manager
2016	186	23.71	4,420	1.46	0.00	3.07
2015	193	23.00	4,438	1.60	0.00	0.14
2014	198	22.97	4,554	1.52	0.00	5.83
2013	200	21.70	4,339	1.58	0.00	15.71
2012	205	18.76	3,851	1.56	0.00	12.48

	Fidelity Variable Insurance Products Fund - VIP Contrafund
2016	1,246	40.15	50,032	0.79	0.00	8.01
2015	1,356	37.17	50,399	1.04	0.00	0.67
2014	1,459	36.93	53,892	0.95	0.00	11.94
2013	1,573	32.99	51,902	1.08	0.00	31.29
2012	1,670	25.13	41,971	1.37	0.00	16.42

	Fidelity Variable Insurance Products Fund - VIP Equity-Income
2016	706	29.90	21,099	2.26	0.00	18.02
2015	757	25.34	19,184	3.16	0.00	-3.96
2014	808	26.38	21,306	2.83	0.00	8.72
2013	847	24.27	20,546	2.55	0.00	28.15
2012	902	18.94	17,083	3.13	0.00	17.31

	Fidelity Variable Insurance Products Fund - VIP Growth
2016	1,007	25.70	25,884	0.04	0.00	0.80
2015	1,062	25.50	27,077	0.26	0.00	7.17
2014	1,134	23.79	26,968	0.19	0.00	11.30
2013	1,218	21.38	26,033	0.29	0.00	36.34
2012	1,309	15.68	20,516	0.63	0.00	14.69

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Fidelity Variable Insurance Products Fund - VIP Index 500
2016	1,868	$28.62	$53,441	1.45%	0.00%	11.86%
2015	1,967	25.58	50,328	1.97	0.00	1.33
2014	2,134	25.25	53,864	1.59	0.00	13.57
2013	2,305	22.23	51,235	1.98	0.00	32.24
2012	2,467	16.81	41,468	2.13	0.00	15.92

	Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond
2016	304	17.91	5,436	2.45	0.00	4.74
2015	301	17.10	5,150	2.62	0.00	-0.60
2014	311	17.21	5,358	2.23	0.00	5.83
2013	315	16.26	5,119	2.38	0.00	-1.78
2012	331	16.55	5,476	2.42	0.00	5.90

	Fidelity Variable Insurance Products Fund - VIP Money Market
2016	1,426	14.68	20,939	0.20	0.00	0.20
2015	1,355	14.65	19,844	0.03	0.00	0.03
2014	1,250	14.64	18,304	0.01	0.00	0.01
2013	1,318	14.64	19,304	0.03	0.00	0.03
2012	1,431	14.64	20,940	0.13	0.00	0.14

	Fidelity Variable Insurance Products Fund - VIP Overseas
2016	561	19.49	10,925	1.44	0.00	-5.06
2015	562	20.53	11,545	1.40	0.00	3.63
2014	583	19.81	11,545	1.33	0.00	-8.08
2013	614	21.56	13,231	1.35	0.00	30.44
2012	656	16.53	10,837	1.94	0.00	20.74

	Ibbotson - Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I
2016	27	21.98	594	1.66	0.00	11.45
2015	26	19.72	521	1.58	0.00	-2.65
2014	26	20.25	532	1.25	0.00	4.74
2013	24	19.34	457	1.38	0.00	18.53
2012	23	16.32	369	1.50	0.00	14.46

	Ibbotson - Morningstar Balanced ETF Asset Allocation Portfolio Class I
2016	232	18.71	4,342	2.02	0.00	8.69
2015	293	17.22	5,048	1.71	0.00	-1.97
2014	318	17.56	5,591	1.38	0.00	4.79
2013	371	16.76	6,212	1.80	0.00	12.19
2012	284	14.94	4,238	2.24	0.00	11.00

	Ibbotson - Morningstar Conservative ETF Asset Allocation Portfolio Class I
2016	35	14.02	481	1.97	0.00	4.88
2015	32	13.37	430	1.56	0.00	-0.96
2014	26	13.50	350	1.24	0.00	3.10
2013	33	13.09	429	1.34	0.00	2.77
2012	38	12.74	487	1.78	0.00	5.48

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Ibbotson - Morningstar Growth ETF Asset Allocation Portfolio Class I
2016	142	$20.81	$2,962	1.80%	0.00%	9.88%
2015	154	18.94	2,917	1.59	0.00	-2.22
2014	164	19.37	3,186	1.28	0.00	4.85
2013	171	18.47	3,160	1.58	0.00	16.78
2012	97	15.82	1,528	1.73	0.00	13.24

	Ibbotson - Morningstar Income and Growth ETF Asset Allocation Portfolio Class I
2016	43	16.13	696	2.14	0.00	6.73
2015	46	15.11	695	1.96	0.00	-1.52
2014	52	15.34	799	1.51	0.00	3.63
2013	48	14.81	709	1.86	0.00	7.58
2012	48	13.76	664	2.34	0.00	8.18

	Invesco Funds - Invesco V.I. American Franchise (Fund launched on April 27, 2012)
2016	113	15.91	1,798	0.00	0.00	2.27
2015	121	15.56	1,878	0.00	0.00	5.01
2014	126	14.82	1,870	0.04	0.00	8.44
2013	137	13.66	1,868	0.43	0.00	40.14

	Invesco Funds - Invesco V.I. American Value
2016	243	30.56	7,451	0.34	0.00	15.49
2015	275	26.46	7,276	0.32	0.00	-9.13
2014	291	29.12	8,484	0.45	0.00	9.75
2013	311	26.53	8,243	0.68	0.00	34.27
2012	326	19.76	6,436	0.72	0.00	17.31

	Invesco Funds - Invesco V.I. Core Equity
2016	34	19.15	655	0.77	0.00	10.26
2015	36	17.37	625	1.15	0.00	-5.77
2014	36	18.44	665	0.86	0.00	8.15
2013	38	17.05	639	1.44	0.00	29.25
2012	36	13.19	481	0.99	0.00	13.88

	Invesco Funds - Invesco V.I. Government Securities
2016	96	11.28	1,083	2.19	0.00	1.23
2015	88	11.14	979	2.19	0.00	0.34
2014	87	11.10	971	3.20	0.00	4.14
2013	91	10.66	968	3.67	0.00	-2.62
2012	89	10.95	976	3.21	0.00	2.48

	Invesco Funds - Invesco V.I. Growth and Income Fund - Series I
2016	129	37.32	4,798	1.09	0.00	19.69
2015	138	31.18	4,330	2.97	0.00	-3.06
2014	145	32.17	4,660	1.80	0.00	10.28
2013	151	29.17	4,412	1.55	0.00	34.08
2012	163	21.75	3,550	1.56	0.00	14.63

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Invesco Funds - Invesco V.I. High Yield (Fund launched April 29, 2011)
2016	29	$13.24	$380	4.15%	0.00%	11.21%
2015	31	11.90	367	5.66	0.00	-3.17
2014	30	12.29	368	4.54	0.00	1.73
2013	32	12.08	389	5.10	0.00	7.01
2012	31	11.29	354	5.19	0.00	17.17

	Invesco Funds - Invesco V.I. Mid Cap Core Equity
2016	94	23.18	2,167	0.08	0.00	13.43
2015	100	20.43	2,048	0.35	0.00	-4.03
2014	103	21.29	2,201	0.04	0.00	4.43
2013	108	20.39	2,198	0.71	0.00	28.81
2012	119	15.83	1,878	0.07	0.00	10.96

	Invesco Funds - Invesco V.I. Value Opportunity
2016	314	17.54	5,506	0.39	0.00	18.34
2015	329	14.82	4,865	2.74	0.00	-10.40
2014	339	16.54	5,603	1.37	0.00	6.62
2013	376	15.51	5,835	1.49	0.00	33.75
2012	397	11.60	4,600	1.55	0.00	17.70

	Invesco Funds (Class II) - Invesco V.I. Growth and Income
2016	129	28.04	3,612	0.84	0.00	19.43
2015	137	23.47	3,225	2.52	0.00	-3.31
2014	156	24.28	3,792	1.47	0.00	9.97
2013	171	22.08	3,782	1.32	0.00	33.77
2012	169	16.51	2,788	1.30	0.00	14.35

	Invesco Funds (Class II) - Invesco V.I. Mid Cap Growth
2016	115	24.69	2,831	0.00	0.00	0.57
2015	122	24.54	2,986	0.00	0.00	1.04
2014	127	24.29	3,076	0.00	0.00	7.69
2013	150	22.56	3,377	0.23	0.00	36.60
2012	137	16.51	2,273	0.00	0.00	11.63

	Janus Aspen Series - Balanced
2016	485	38.59	18,746	2.16	0.00	4.60
2015	507	36.90	18,704	1.88	0.00	0.62
2014	546	36.67	20,012	1.75	0.00	8.51
2013	577	33.79	19,504	1.54	0.00	20.15
2012	607	28.13	17,080	2.88	0.00	13.62

	Janus Aspen Series - Enterprise
2016	530	43.36	22,983	0.80	0.00	12.36
2015	565	38.59	21,793	0.89	0.00	4.03
2014	613	37.10	22,752	0.16	0.00	12.52
2013	671	32.97	22,122	0.52	0.00	32.38
2012	725	24.91	18,049	0.00	0.00	17.29

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Janus Aspen Series - Flexible Bond
2016	175	$26.87	$4,679	2.67%	0.00%	2.46%
2015	210	26.22	5,494	2.34	0.00	0.22
2014	220	26.16	5,756	3.33	0.00	4.94
2013	204	24.93	5,089	2.41	0.00	-0.14
2012	215	24.97	5,366	3.45	0.00	8.34

	Janus Aspen Series - Forty Portfolio
2016	119	32.14	3,836	0.81	0.00	2.20
2015	124	31.45	3,886	1.24	0.00	12.22
2014	138	28.03	3,859	0.15	0.00	8.73
2013	141	25.78	3,627	0.69	0.00	31.23
2012	143	19.64	2,810	0.75	0.00	24.16

	Janus Aspen Series - Global Research
2016	668	19.29	12,882	1.06	0.00	2.07
2015	709	18.90	13,389	0.67	0.00	-2.29
2014	760	19.34	14,693	1.08	0.00	7.44
2013	809	18.00	14,561	1.21	0.00	28.43
2012	863	14.01	12,093	0.88	0.00	20.08

	Janus Aspen Series - Janus Portfolio
2016	599	24.59	14,720	0.53	0.00	0.50
2015	651	24.47	15,940	0.65	0.00	5.35
2014	716	23.23	16,624	0.36	0.00	12.99
2013	775	20.55	15,923	0.78	0.00	30.34
2012	836	15.77	13,187	0.58	0.00	18.59

	Janus Aspen Series (Service Shares) - Balanced (Service Shares)
2016	216	29.47	6,377	1.91	0.00	4.32
2015	222	28.25	6,280	1.64	0.00	0.41
2014	238	28.13	6,683	1.56	0.00	8.24
2013	237	25.99	6,158	1.34	0.00	19.80
2012	241	21.69	5,227	2.59	0.00	13.37

	Janus Aspen Series (Service Shares) - Global Research (Service Shares)
2016	36	23.56	853	0.93	0.00	1.82
2015	37	23.14	855	0.56	0.00	-2.53
2014	39	23.74	922	0.97	0.00	7.18
2013	40	22.15	895	1.09	0.00	28.08
2012	40	17.29	695	0.80	0.00	19.86

	Janus Aspen Series (Service Shares) - Mid Cap Value (Service Shares)
2016	140	28.77	4,017	0.89	0.00	18.76
2015	150	24.22	3,634	1.05	0.00	-3.69
2014	160	25.15	4,030	1.25	0.00	8.44
2013	168	23.19	3,904	1.15	0.00	25.81
2012	165	18.44	3,043	0.86	0.00	10.79

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Janus Aspen Series (Service Shares) - Overseas (Service Shares)
2016	532	$6.90	$3,673	4.94%	0.00%	-6.71%
2015	540	7.39	3,995	0.52	0.00	-8.80
2014	562	8.11	4,556	3.06	0.00	-12.10
2013	579	9.22	5,343	2.99	0.00	14.28
2012	614	8.07	4,952	0.63	0.00	13.18

	Lazard Retirement Series, Inc. - Emerging Markets Equity
2016	26	50.15	1,286	1.06	0.00	20.78
2015	28	41.52	1,147	1.13	0.00	-20.05
2014	29	51.94	1,500	1.71	0.00	-4.64
2013	30	54.46	1,646	1.35	0.00	-1.24
2012	31	55.15	1,726	1.60	0.00	22.05

	Legg Mason Partners Variable Portfolios I, Inc - ClearBridge Variable Large Cap Value Portfolio Class I
2016	128	25.17	3,200	1.62	0.00	13.00
2015	112	22.28	2,506	1.44	0.00	-2.87
2014	121	22.94	2,786	2.08	0.00	11.71
2013	76	20.53	1,560	1.75	0.00	32.37
2012	79	15.51	1,229	2.10	0.00	16.50

	Legg Mason Partners Variable Portfolios I, Inc - Western Asset Variable Global High Yield Bond Portfolio Class I
2016	102	21.59	2,199	6.40	0.00	15.60
2015	104	18.67	1,940	6.26	0.00	-5.84
2014	108	19.83	2,139	7.18	0.00	-1.15
2013	115	20.06	2,316	5.90	0.00	6.27
2012	122	18.88	2,306	7.53	0.00	18.33

	MFS Variable Insurance Trust - MFS Growth
2016	260	29.63	7,716	0.04	0.00	2.44
2015	267	28.93	7,731	0.15	0.00	7.56
2014	309	26.89	8,321	0.10	0.00	8.94
2013	339	24.68	8,365	0.23	0.00	36.85
2012	366	18.04	6,609	0.00	0.00	17.39

	MFS Variable Insurance Trust - MFS High Yield Portfolio (For the period beginning August 16, 2013, and ended December 31, 2013)
2016	88	11.66	1,029	6.77	0.00	13.82
2015	94	10.24	962	7.29	0.00	-4.22
2014	95	10.69	1,019	6.04	0.00	2.81
2013	99	10.40	1,031	4.72	0.00	4.02

	MFS Variable Insurance Trust - MFS Investors Trust
2016	201	25.41	5,100	0.86	0.00	8.59
2015	214	23.40	5,005	0.90	0.00	0.22
2014	242	23.35	5,658	0.94	0.00	11.01
2013	254	21.03	5,340	1.10	0.00	32.05
2012	274	15.93	4,369	0.94	0.00	19.18

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	MFS Variable Insurance Trust - MFS Mass Investors Growth Stock Series - Initial Class (Fund launched March 27, 2015)
2016	88	$10.46	$918	0.58%	0.00%	6.08%
2015	98	9.86	962	1.01	0.00	-1.40

	MFS Variable Insurance Trust - MFS New Discovery
2016	197	45.16	8,907	0.00	0.00	9.05
2015	205	41.41	8,508	0.00	0.00	-1.89
2014	226	42.21	9,539	0.00	0.00	-7.26
2013	249	45.51	11,314	0.00	0.00	41.52
2012	261	32.16	8,398	0.00	0.00	21.22

	MFS Variable Insurance Trust - MFS Research
2016	125	27.42	3,440	0.80	0.00	8.74
2015	129	25.22	3,264	0.75	0.00	0.80
2014	139	25.02	3,483	0.82	0.00	10.20
2013	147	22.70	3,347	0.33	0.00	32.28
2012	154	17.16	2,649	0.81	0.00	17.27

	MFS Variable Insurance Trust - MFS Total Return
2016	379	30.22	11,456	2.84	0.00	9.09
2015	421	27.70	11,670	2.64	0.00	-0.37
2014	449	27.80	12,480	1.87	0.00	8.50
2013	473	25.62	12,120	1.83	0.00	19.05
2012	489	21.52	10,525	2.82	0.00	11.26

	MFS Variable Insurance Trust - MFS Utilities
2016	50	52.86	2,669	4.16	0.00	11.47
2015	53	47.42	2,528	4.43	0.00	-14.52
2014	54	55.47	2,969	2.10	0.00	12.73
2013	57	49.21	2,801	2.37	0.00	20.52
2012	58	40.83	2,358	6.78	0.00	13.48

	MFS Variable Insurance Trust - MFS Value
2016	77	28.65	2,195	2.12	0.00	14.09
2015	79	25.11	1,980	2.35	0.00	-0.74
2014	82	25.30	2,068	1.50	0.00	10.51
2013	89	22.89	2,046	1.17	0.00	35.89
2012	94	16.85	1,579	1.68	0.00	16.26

	Oppenheimer Variable Account Funds - Oppenheimer Discovery MidCap Growth
2016	93	20.64	1,929	0.00	0.00	2.33
2015	97	20.17	1,952	0.00	0.00	6.61
2014	95	18.92	1,805	0.00	0.00	5.78
2013	102	17.88	1,824	0.01	0.00	35.98
2012	111	13.15	1,458	0.00	0.00	16.45

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Oppenheimer Variable Account Funds - Oppenheimer International Growth
2016	25	$42.08	$1,036	1.08%	0.00%	-2.12%
2015	25	42.99	1,085	1.18	0.00	3.43
2014	29	41.57	1,209	1.19	0.00	-7.22
2013	29	44.80	1,297	1.34	0.00	25.87
2012	28	35.59	993	1.49	0.00	22.22

	Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap
2016	197	48.67	9,592	0.49	0.00	18.05
2015	213	41.22	8,794	0.90	0.00	-5.90
2014	227	43.81	9,931	0.84	0.00	11.93
2013	241	39.14	9,415	0.92	0.00	41.01
2012	258	27.75	7,165	0.58	0.00	17.99

	Oppenheimer Variable Account Funds (Service Shares ("SS")) - Oppenheimer Global (SS)
2016	373	23.80	8,879	0.73	0.00	-0.16
2015	382	23.84	9,110	1.11	0.00	3.67
2014	406	22.99	9,341	0.86	0.00	2.06
2013	416	22.53	9,375	1.16	0.00	26.99
2012	427	17.74	7,573	1.91	0.00	20.95

	Oppenheimer Variable Account Funds (Service Shares ("SS")) - Oppenheimer Main Street Small Cap (SS)
2016	144	35.12	5,062	0.24	0.00	17.67
2015	128	29.84	3,809	0.65	0.00	-6.09
2014	133	31.78	4,218	0.63	0.00	11.65
2013	164	28.46	4,664	0.76	0.00	40.62
2012	199	20.24	4,035	0.35	0.00	17.67

	PIMCO Variable Insurance Trust - Foreign Bond
2016	115	22.15	2,538	1.43	0.00	6.48
2015	128	20.80	2,657	2.99	0.00	0.29
2014	143	20.74	2,972	1.84	0.00	11.17
2013	150	18.65	2,793	1.83	0.00	0.50
2012	175	18.56	3,247	2.25	0.00	10.86

	PIMCO Variable Insurance Trust - Money Market (Fund ceased operations on September 23, 2016)
2016	—	11.75	—	0.23	0.00	0.11
2015	215	11.74	2,522	0.01	0.00	0.02
2014	197	11.74	2,309	0.01	0.00	0.01
2013	196	11.74	2,295	0.06	0.00	0.06
2012	215	11.73	2,527	0.06	0.00	0.06

	PIMCO Variable Insurance Trust - PIMCO Real Return
2016	195	17.08	3,338	2.26	0.00	5.20
2015	202	16.23	3,276	4.20	0.00	-2.71
2014	205	16.68	3,419	1.47	0.00	3.89
2013	215	16.06	3,453	1.70	0.00	-9.91
2012	224	17.83	3,995	1.07	0.00	8.76

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	PIMCO Variable Insurance Trust - PIMCO Total Return
2016	557	$21.01	$11,695	2.10%	0.00%	2.68%
2015	592	20.46	12,123	4.94	0.00	0.45
2014	633	20.37	12,901	2.19	0.00	4.45
2013	701	19.50	13,673	2.17	0.00	-2.11
2012	784	19.92	15,617	2.63	0.00	9.61

	Putnam Variable Trust - VT International Value Fund
2016	99	17.97	1,767	2.44	0.00	1.11
2015	111	17.78	1,978	1.37	0.00	-2.00
2014	121	18.14	2,192	1.35	0.00	-9.49
2013	123	20.04	2,461	2.56	0.00	22.21
2012	162	16.40	2,659	3.32	0.00	21.70

	Putnam Variable Trust (Class IA) - VT High Yield (Class IA)
2016	37	29.57	1,085	6.04	0.00	15.66
2015	35	25.57	894	7.36	0.00	-5.14
2014	36	26.95	968	6.40	0.00	1.91
2013	39	26.45	1,030	6.97	0.00	8.10
2012	41	24.47	992	7.83	0.00	16.34

	Putnam Variable Trust (Class IA) - VT International Value Fund (Class IA)
2016	37	24.44	897	2.72	0.00	1.28
2015	41	24.13	998	1.69	0.00	-1.71
2014	43	24.55	1,057	1.60	0.00	-9.29
2013	45	27.06	1,221	2.62	0.00	22.63
2012	53	22.07	1,164	3.31	0.00	21.80

	Rydex Variable Trust - Guggenheim VT U.S. Long Short Equity Fund
2016	33	23.72	787	0.00	0.00	0.65
2015	33	23.56	786	0.00	0.00	1.26
2014	32	23.27	733	0.00	0.00	2.79
2013	34	22.64	773	0.00	0.00	17.46
2012	36	19.27	686	0.00	0.00	4.43

	T. Rowe Price Equity Series, Inc. - T. Rowe Price Blue Chip Growth
2016	154	28.14	4,322	0.00	0.00	0.78
2015	162	27.93	4,537	0.00	0.00	11.05
2014	172	25.15	4,330	0.00	0.00	9.17
2013	184	23.03	4,245	0.03	0.00	41.15
2012	192	16.32	3,132	0.16	0.00	18.26

	T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income
2016	744	34.22	25,455	2.27	0.00	19.17
2015	798	28.72	22,929	1.81	0.00	-6.85
2014	864	30.83	26,629	1.73	0.00	7.38
2013	935	28.71	26,862	1.56	0.00	29.72
2012	1,016	22.14	22,490	2.18	0.00	17.15

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	T. Rowe Price Equity Series, Inc. - T. Rowe Price Mid-Cap Growth
2016	194	$62.45	$12,088	0.00%	0.00%	6.26%
2015	199	58.77	11,675	0.00	0.00	6.56
2014	215	55.15	11,872	0.00	0.00	13.12
2013	237	48.76	11,544	0.00	0.00	13.90
2012	256	35.67	9,144	0.00	0.00	13.90

	T. Rowe Price Equity Series, Inc. - T. Rowe Price New America Growth
2016	92	28.28	2,614	0.04	0.00	1.31
2015	106	27.91	2,959	0.00	0.00	8.60
2014	112	25.70	2,871	0.00	0.00	9.33
2013	121	23.51	2,849	0.00	0.00	38.01
2012	127	17.03	2,158	0.48	0.00	13.12

	T. Rowe Price International Series, Inc. - T. Rowe Price International Stock
2016	194	18.41	3,579	1.07	0.00	2.13
2015	195	18.03	3,524	0.99	0.00	-0.90
2014	196	18.19	3,570	1.01	0.00	-1.24
2013	226	18.42	4,165	0.86	0.00	14.05
2012	231	16.15	3,730	1.27	0.00	18.44

	The Alger Portfolios - Alger Capital Appreciation Class I-2
2016	404	46.52	18,825	0.19	0.00	0.50
2015	430	46.29	19,875	0.08	0.00	6.19
2014	454	43.59	19,809	0.09	0.00	13.75
2013	476	38.32	18,233	0.37	0.00	35.19
2012	505	28.35	14,313	1.10	0.00	18.30

	The Alger Portfolios - Alger Income and Growth Class I-2
2016	190	29.26	5,550	1.79	0.00	10.24
2015	202	26.54	5,356	1.69	0.00	0.98
2014	220	26.29	5,786	2.16	0.00	12.52
2013	241	23.36	5,631	1.98	0.00	29.92
2012	265	17.98	4,769	3.09	0.00	12.34

	The Alger Portfolios - Alger Large Cap Growth Class I-2
2016	446	24.25	10,831	0.00	0.00	-0.83
2015	475	24.46	11,611	0.00	0.00	1.72
2014	506	24.04	12,170	0.16	0.00	10.99
2013	556	21.66	12,050	0.79	0.00	35.08
2012	593	16.04	9,513	1.22	0.00	9.87

	The Alger Portfolios - Alger MidCap Growth Class I-2
2016	636	34.43	21,881	0.00	0.00	0.97
2015	677	34.10	23,084	0.00	0.00	-1.56
2014	719	34.64	24,915	0.00	0.00	8.01
2013	788	32.07	25,271	0.33	0.00	35.84
2012	869	23.61	20,524	0.00	0.00	16.21

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	The Alger Portfolios - Alger SmallCap Growth Class I-2
2016	237	$24.73	$5,852	0.00%	0.00%	6.24%
2015	261	23.28	6,087	0.00	0.00	-3.32
2014	275	24.08	6,630	0.00	0.00	0.44
2013	312	23.97	7,475	0.00	0.00	34.26
2012	343	17.85	6,132	0.00	0.00	12.50

	The Universal Institutional Funds, Inc. - Morgan Stanley UIF Growth Class I
2016	59	31.92	1,865	0.00	0.00	-1.64
2015	61	32.45	1,971	0.00	0.00	12.24
2014	65	28.91	1,877	0.00	0.00	6.36
2013	67	27.18	1,812	0.42	0.00	48.07
2012	67	18.36	1,226	0.00	0.00	14.38

	The Universal Institutional Funds, Inc. - Morgan Stanley UIF U.S. Real Estate Class I
2016	138	47.11	6,518	1.33	0.00	6.81
2015	146	44.10	6,455	1.33	0.00	2.17
2014	160	43.17	6,925	1.45	0.00	29.72
2013	168	33.28	5,579	1.11	0.00	2.05
2012	173	32.61	5,628	0.89	0.00	15.84

	Van Eck Worldwide Insurance Trust - Van Eck Worldwide Emerging Markets
2016	139	28.46	3,942	0.47	0.00	0.10
2015	144	28.43	4,104	0.56	0.00	-13.99
2014	144	33.06	4,764	0.52	0.00	-0.41
2013	150	33.19	4,982	1.48	0.00	12.02
2012	154	29.63	4,549	0.00	0.00	29.81

	Van Eck Worldwide Insurance Trust - Van Eck Worldwide Hard Assets
2016	119	28.08	3,354	0.39	0.00	43.71
2015	120	19.54	2,337	0.03	0.00	-33.45
2014	110	29.36	3,231	0.10	0.00	-19.10
2013	113	36.29	4,090	0.65	0.00	10.53
2012	114	32.84	3,739	0.63	0.00	3.39

	Wells Fargo Variable Trust - Wells Fargo VT Advantage Discovery
2016	174	31.12	5,423	0.00	0.00	7.65
2015	194	28.91	5,621	0.00	0.00	-1.46
2014	208	29.33	6,105	0.00	0.00	0.36
2013	232	29.23	6,775	0.01	0.00	43.80
2012	240	20.33	4,870	0.00	0.00	17.74

	Wells Fargo Variable Trust - Wells Fargo VT Advantage Opportunity
2016	285	25.01	7,131	1.97	0.00	12.23
2015	307	22.29	6,852	0.13	0.00	-3.08
2014	336	23.00	7,735	0.06	0.00	10.42
2013	367	20.83	7,653	0.00	0.00	30.68
2012	405	15.94	6,457	0.10	0.00	15.52

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Total Accumulator Policies
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	AllianceBernstein - VPS Growth and Income Class A
2016	29	$18.41	$536	0.98%	0.00%	11.30%
2015	30	16.54	493	1.46	0.00	1.70
2014	28	16.26	454	1.43	0.00	9.54
2013	24	14.85	360	1.45	0.00	34.96
2012	15	11.00	163	1.71	0.00	17.52

	AllianceBernstein - VPS International Growth Class A
2016	38	$8.27	$313	0.00	0.00	-6.87
2015	35	8.88	307	0.34	0.00	-1.87
2014	29	9.05	262	0.00	0.00	-1.19
2013	24	9.16	216	0.97	0.00	13.60
2012	18	8.07	147	1.60	0.00	15.54

	AllianceBernstein - VPS International Value Class A
2016	23	7.38	167	1.28	0.00	-0.50
2015	23	7.42	174	2.73	0.00	2.59
2014	21	7.23	153	3.84	0.00	-6.21
2013	18	7.71	142	6.38	0.00	23.00
2012	16	6.27	102	1.80	0.00	14.53

	AllianceBernstein - VPS Small Cap Growth Class A
2016	28	21.36	590	0.00	0.00	6.46
2015	24	20.06	475	0.00	0.00	-1.25
2014	21	20.31	416	0.00	0.00	-1.81
2013	17	20.69	349	0.00	0.00	45.66
2012	15	14.20	207	0.00	0.00	15.02

	AllianceBernstein - VPS Small/Mid Cap Value Class A
2016	19	22.01	418	0.60	0.00	25.09
2015	17	17.60	297	0.78	0.00	-5.49
2014	16	18.62	289	0.71	0.00	9.20
2013	13	17.05	227	0.00	0.00	38.06
2012	9	12.35	114	0.00	0.00	18.75

	Fidelity Variable Insurance Products Fund - VIP Contrafund
2016	212	17.46	3,696	0.79	0.00	8.01
2015	188	16.17	3,042	1.04	0.00	0.67
2014	150	16.06	2,401	0.95	0.00	11.94
2013	131	14.34	1,875	1.08	0.00	31.29
2012	110	10.93	1,197	1.37	0.00	16.42

	Fidelity Variable Insurance Products Fund - VIP Emerging Markets
2016	56	10.11	563	0.55	0.00	3.24
2015	47	9.79	465	0.63	0.00	-9.97
2014	40	10.88	435	0.41	0.00	1.38
2013	32	10.73	342	0.84	0.00	3.85
2012	23	10.33	239	1.29	0.00	14.37

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Total Accumulator Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Fidelity Variable Insurance Products Fund - VIP Equity-Income
2016	60	$16.50	$998	2.26%	0.00%	18.02%
2015	54	13.98	756	3.16	0.00	-3.96
2014	47	14.56	682	2.83	0.00	8.72
2013	44	13.39	586	2.55	0.00	28.15
2012	40	10.45	414	3.13	0.00	17.31

	Fidelity Variable Insurance Products Fund - VIP Growth
2016	58	17.20	1,004	0.04	0.00	0.80
2015	54	17.06	917	0.26	0.00	7.17
2014	50	15.92	796	0.19	0.00	11.30
2013	42	14.30	596	0.29	0.00	36.34
2012	35	10.49	366	0.63	0.00	14.69

	Fidelity Variable Insurance Products Fund - VIP Growth & Income
2016	41	17.95	728	1.79	0.00	16.08
2015	36	15.46	551	2.27	0.00	-2.27
2014	32	15.82	503	1.89	0.00	10.47
2013	29	14.32	408	2.06	0.00	33.56
2012	25	10.72	266	2.69	0.00	18.56

	Fidelity Variable Insurance Products Fund - VIP High Income
2016	30	17.06	519	5.82	0.00	14.61
2015	27	14.89	395	7.06	0.00	-3.63
2014	24	15.45	368	6.60	0.00	1.16
2013	19	15.27	288	6.35	0.00	5.95
2012	15	14.41	214	5.29	0.00	14.23

	Fidelity Variable Insurance Products Fund - VIP Index 500 - Service Class
2016	241	18.96	4,577	1.56	0.00	11.75
2015	187	16.97	3,172	1.97	0.00	1.24
2014	174	16.76	2,916	1.64	0.00	13.46
2013	161	14.78	2,380	1.97	0.00	32.11
2012	146	11.18	1,628	2.32	0.00	15.81

	Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond
2016	58	14.72	857	2.45	0.00	4.74
2015	54	14.06	763	2.62	0.00	-0.60
2014	50	14.14	701	2.23	0.00	5.83
2013	46	13.36	610	2.38	0.00	-1.78
2012	30	13.61	410	2.42	0.00	5.90

	Fidelity Variable Insurance Products Fund - VIP Mid Cap
2016	122	18.83	2,297	0.54	0.00	12.23
2015	105	16.78	1,754	0.54	0.00	-1.39
2014	96	17.01	1,628	0.28	0.00	6.29
2013	81	16.01	1,293	0.55	0.00	36.23
2012	73	11.75	855	0.69	0.00	14.83

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Total Accumulator Policies
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Fidelity Variable Insurance Products Fund - VIP Money Market
2016	84	$10.33	$867	0.20%	0.00%	0.20%
2015	72	10.31	742	0.03	0.00	0.03
2014	70	10.30	721	0.01	0.00	0.01
2013	102	10.30	1,055	0.03	0.00	0.03
2012	51	10.30	527	0.13	0.00	0.14

	Fidelity Variable Insurance Products Fund - VIP Real Estate
2016	89	17.90	1,584	1.59	0.00	5.75
2015	74	16.92	1,245	2.11	0.00	3.71
2014	61	16.32	988	1.95	0.00	30.18
2013	54	12.54	682	2.26	0.00	1.82
2012	37	12.31	460	1.78	0.00	18.57

	Fidelity Variable Insurance Products Fund - VIP Value Strategies
2016	11	17.73	189	1.14	0.00	9.62
2015	10	16.17	166	0.98	0.00	-2.99
2014	15	16.67	247	1.12	0.00	6.80
2013	13	15.61	204	1.01	0.00	30.49
2012	11	11.96	135	0.68	0.00	27.28

	Franklin Templeton Investments - Franklin High Income VIP Fund Class 1
2016	19	17.22	332	6.83	0.00	17.25
2015	17	14.69	248	7.45	0.00	-8.88
2014	14	16.12	221	5.69	0.00	0.21
2013	12	16.08	191	6.96	0.00	8.17
2012	9	14.87	127	7.37	0.00	15.94

	Franklin Templeton Investments - Franklin Income VIP Fund Class 1
2016	39	15.86	620	4.36	0.00	14.33
2015	30	13.87	410	4.67	0.00	-6.84
2014	26	14.89	384	5.09	0.00	4.92
2013	24	14.19	339	6.02	0.00	14.18
2012	20	12.43	243	6.63	0.00	12.91

	Franklin Templeton Investments - Franklin Mutual Global Discovery VIP Fund Class 1
2016	52	16.90	883	1.93	0.00	12.44
2015	45	15.03	671	3.07	0.00	-3.39
2014	38	15.56	598	2.34	0.00	5.98
2013	34	14.68	501	2.54	0.00	27.95
2012	27	11.48	310	3.46	0.00	13.63

	Franklin Templeton Investments - Franklin Mutual Shares VIP Fund Class 1
2016	24	16.26	398	2.23	0.00	16.35
2015	22	13.98	307	3.31	0.00	-4.69
2014	20	14.66	288	2.17	0.00	7.38
2013	18	13.66	251	2.39	0.00	28.53
2012	16	10.62	166	2.45	0.00	14.61

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Total Accumulator Policies
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Franklin Templeton Investments - Franklin Small Cap Value VIP Fund Class 1
2016	50	$20.91	$1,052	0.96%	0.00%	30.54%
2015	42	16.02	676	0.91	0.00	-7.18
2014	39	17.26	668	0.80	0.00	0.88
2013	33	17.11	560	1.44	0.00	36.50
2012	29	12.53	367	0.96	0.00	18.75

	Franklin Templeton Investments - Franklin Small-Mid Cap Growth VIP Fund Class 1
2016	30	18.09	541	0.00	0.00	4.40
2015	25	17.33	433	0.00	0.00	-2.44
2014	21	17.76	378	0.00	0.00	7.78
2013	17	16.48	283	0.00	0.00	38.50
2012	14	11.90	166	0.00	0.00	11.12

	Franklin Templeton Investments - Franklin Strategic Income VIP Fund Class 1
2016	23	15.60	364	3.43	0.00	8.25
2015	20	14.41	291	6.27	0.00	-3.62
2014	18	14.95	262	5.95	0.00	2.12
2013	14	14.64	210	6.03	0.00	3.52
2012	11	14.14	162	8.55	0.00	13.12

	Franklin Templeton Investments - Franklin U.S. Government Securities VIP Fund Class 1
2016	25	12.82	315	2.65	0.00	0.90
2015	22	12.70	284	2.66	0.00	0.71
2014	22	12.61	275	2.94	0.00	3.64
2013	19	12.17	235	1.35	0.00	-1.99
2012	56	12.42	692	1.25	0.00	2.12

	Franklin Templeton Investments - Templeton Global Bond VIP Fund Class 1
2016	64	16.30	1,044	0.00	0.00	3.21
2015	56	15.79	880	7.75	0.00	-4.10
2014	49	16.47	803	5.22	0.00	2.12
2013	42	16.12	682	4.76	0.00	1.89
2012	36	15.82	569	6.56	0.00	15.31

	Ibbotson - Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I
2016	421	14.19	5,988	1.66	0.00	11.45
2015	365	12.73	4,641	1.58	0.00	-2.65
2014	303	13.08	3,969	1.25	0.00	4.74
2013	258	12.49	3,226	1.38	0.00	18.53
2012	221	10.54	2,326	1.50	0.00	14.46

	Ibbotson - Morningstar Balanced ETF Asset Allocation Portfolio Class I
2016	408	14.19	5,790	2.02	0.00	8.69
2015	361	13.06	4,707	1.71	0.00	-1.97
2014	327	13.32	4,350	1.38	0.00	4.79
2013	282	12.71	3,590	1.80	0.00	12.19
2012	232	11.33	2,632	2.24	0.00	11.00

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Total Accumulator Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Ibbotson - Morningstar Conservative ETF Asset Allocation Portfolio Class I
2016	35	$12.97	$457	1.97%	0.00%	4.88%
2015	26	12.36	317	1.56	0.00	-0.96
2014	21	12.48	258	1.24	0.00	3.10
2013	17	12.11	206	1.34	0.00	2.77
2012	14	11.78	158	1.78	0.00	5.48

	Ibbotson - Morningstar Growth ETF Asset Allocation Portfolio Class I
2016	774	14.30	11,060	1.80	0.00	9.88
2015	699	13.02	9,100	1.59	0.00	-2.22
2014	617	13.31	8,212	1.28	0.00	4.85
2013	562	12.70	7,136	1.58	0.00	16.78
2012	469	10.87	5,100	1.73	0.00	13.24

	Ibbotson - Morningstar Income and Growth ETF Asset Allocation Portfolio Class I
2016	93	13.55	1,255	2.14	0.00	6.73
2015	80	12.70	1,012	1.96	0.00	-1.52
2014	66	12.89	857	1.51	0.00	3.63
2013	65	12.44	809	1.86	0.00	7.58
2012	50	11.56	572	2.34	0.00	8.18

	Invesco Funds - Invesco V.I. American Value
2016	23	18.97	432	0.34	0.00	15.49
2015	21	16.42	343	0.32	0.00	-9.13
2014	18	18.07	318	0.45	0.00	9.75
2013	14	16.47	223	0.68	0.00	34.27
2012	14	11.05	158	1.56	0.00	14.63

	Invesco Funds - Invesco V.I. Government Securities
2016	11	11.28	124	2.19	0.00	1.23
2015	9	11.14	99	2.19	0.00	0.34
2014	4	11.10	47	3.20	0.00	4.14
2013	4	10.66	38	3.67	0.00	-2.62
2012	3	10.95	30	3.21	0.00	2.48

	Invesco Funds - Invesco V.I. Growth and Income Fund - Series I
2016	21	18.96	400	1.09	0.00	19.69
2015	20	15.84	311	2.97	0.00	-3.06
2014	18	16.34	291	1.80	0.00	10.28
2013	16	14.82	238	1.55	0.00	34.08
2012	11	12.26	129	0.72	0.00	17.31

	Janus Aspen Series - Balanced
2016	89	18.02	1,600	2.16	0.00	4.60
2015	79	17.22	1,357	1.88	0.00	0.62
2014	67	17.12	1,146	1.75	0.00	8.51
2013	50	15.78	785	1.54	0.00	20.15
2012	40	13.13	517	2.88	0.00	13.62

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Total Accumulator Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Janus Aspen Series - Enterprise
2016	23	$20.38	$470	0.80%	0.00%	12.36
2015	17	18.14	316	0.89	0.00	4.03
2014	12	17.44	215	0.16	0.00	12.52
2013	8	15.50	125	0.52	0.00	32.38
2012	6	11.71	73	0.00	0.00	17.29

	Janus Aspen Series - Flexible Bond
2016	12	15.70	192	2.67	0.00	2.46
2015	11	15.33	161	2.34	0.00	0.22
2014	13	15.29	195	3.33	0.00	4.94
2013	12	14.57	171	2.41	0.00	-0.14
2012	12	14.59	174	3.45	0.00	8.34

	Janus Aspen Series - Forty Portfolio
2016	58	16.13	942	0.81	0.00	2.20
2015	48	15.78	765	1.24	0.00	12.22
2014	43	14.07	611	0.15	0.00	8.73
2013	37	12.94	482	0.69	0.00	31.23
2012	30	9.86	294	0.75	0.00	24.16

	Janus Aspen Series - Global Technology
2016	24	22.81	546	0.20	0.00	14.21
2015	21	19.97	422	0.81	0.00	4.85
2014	19	19.05	354	0.00	0.00	9.64
2013	16	17.37	283	0.00	0.00	35.76
2012	13	12.80	169	0.00	0.00	19.60

	Janus Aspen Series - Mid Cap Value
2016	25	18.77	471	1.01	0.00	19.03
2015	25	15.77	396	1.22	0.00	-3.47
2014	24	16.33	388	1.41	0.00	8.77
2013	22	15.01	325	1.28	0.00	26.09
2012	18	11.91	220	1.06	0.00	11.14

	Janus Aspen Series - Overseas
2016	114	7.01	795	4.79	0.00	-6.45
2015	105	7.49	788	0.61	0.00	-8.59
2014	97	8.19	793	3.00	0.00	-11.87
2013	77	9.30	718	3.08	0.00	14.56
2012	63	8.11	510	0.74	0.00	13.47

	Oppenheimer Variable Account Funds - Oppenheimer Conservative Balance Fund
2016	30	11.79	353	2.35	0.00	5.26
2015	26	11.20	296	2.16	0.00	0.83
2014	22	11.11	241	2.04	0.00	8.20
2013	20	10.27	206	2.25	0.00	13.17
2012	18	9.08	160	1.23	0.00	12.34

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Total Accumulator Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Oppenheimer Variable Account Funds - Oppenheimer Core Bond
2016	18	$9.92	$181	3.67%	0.00%	3.27%
2015	15	9.61	147	4.04	0.00	0.96
2014	13	9.52	124	5.02	0.00	7.27
2013	12	8.87	104	5.25	0.00	-0.10
2012	10	8.88	87	5.18	0.00	10.29

	Oppenheimer Variable Account Funds - Oppenheimer Equity Income
2016	22	18.55	404	5.83	0.00	15.31
2015	20	16.09	318	3.27	0.00	-9.58
2014	17	17.79	294	1.86	0.00	11.08
2013	14	16.02	217	1.36	0.00	28.93
2012	12	12.42	147	1.40	0.00	16.08

	Oppenheimer Variable Account Funds - Oppenheimer Global
2016	68	15.24	1,040	1.00	0.00	0.08
2015	62	15.22	947	1.30	0.00	3.94
2014	56	14.65	815	1.08	0.00	2.29
2013	52	14.32	746	1.47	0.00	27.31
2012	38	11.25	426	2.13	0.00	21.26

	Oppenheimer Variable Account Funds - Oppenheimer Global Strategic Income
2016	22	13.91	301	4.91	0.00	6.53
2015	21	13.06	280	5.77	0.00	-2.26
2014	19	13.36	255	4.24	0.00	2.84
2013	52	14.32	746	1.47	0.00	27.31
2012	12	13.01	154	5.63	0.00	13.53

	Oppenheimer Variable Account Funds - Oppenheimer International Growth
2016	43	12.78	556	1.08	0.00	-2.12
2015	37	13.05	476	1.18	0.00	3.43
2014	38	12.62	477	1.19	0.00	-7.22
2013	28	13.60	386	1.34	0.00	25.87
2012	22	10.81	239	1.49	0.00	22.22

	Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap
2016	52	22.24	1,156	0.49	0.00	18.05
2015	48	18.84	906	0.90	0.00	-5.90
2014	39	17.89	701	0.92	0.00	41.01
2013	17	12.99	215	6.44	0.00	-0.13
2012	33	12.69	412	0.58	0.00	17.99

	The Alger Portfolios - Alger Balanced Class I-2
2016	18	14.97	266	2.02	0.00	8.51
2015	16	13.79	224	2.22	0.00	1.47
2014	14	13.59	187	2.12	0.00	9.43
2013	12	12.42	145	1.29	0.00	15.28
2012	9	10.78	101	1.26	0.00	6.23

.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Total Accumulator Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	The Alger Portfolios - Alger Capital Appreciation Class I-2
2016	112	$20.38	$2,277	0.19%	0.00%	0.50%
2015	93	20.28	1,890	0.08	0.00	6.19
2014	83	19.09	1,575	0.09	0.00	13.75
2013	68	16.78	1,142	0.37	0.00	35.19
2012	55	12.42	677	1.10	0.00	18.30

	The Alger Portfolios - Alger Large Cap Growth Class I-2
2016	36	16.15	578	0.00	0.00	-0.83
2015	32	16.28	523	0.00	0.00	1.72
2014	29	16.01	461	0.16	0.00	10.99
2013	25	14.42	365	0.79	0.00	35.08
2012	23	10.68	244	1.22	0.00	9.87

	The Alger Portfolios - Alger MidCap Growth Class I-2
2016	71	13.54	961	0.00	0.00	0.97
2015	59	13.40	785	0.00	0.00	-1.56
2014	47	13.62	639	0.00	0.00	8.01
2013	36	12.61	451	0.33	0.00	35.84
2012	30	9.28	278	0.00	0.00	16.21

	The Universal Institutional Funds, Inc. - Morgan Stanley UIF Emerging Markets Class I
2016	43	8.23	352	0.51	0.00	6.74
2015	39	7.71	302	0.79	0.00	-10.69
2014	39	8.64	333	0.38	0.00	-4.49
2013	38	9.04	339	1.17	0.00	-1.02
2012	32	9.14	292	0.00	0.00	19.95

	The Universal Institutional Funds, Inc. - Morgan Stanley UIF Growth Class I
2016	5	20.59	113	0.00	0.00	-1.64
2015	5	20.94	110	0.00	0.00	12.24
2014	6	18.65	112	0.00	0.00	6.36
2013	5	17.54	94	0.42	0.00	48.07
2012	4	11.84	56	0.00	0.00	14.38

PART C
OTHER INFORMATION

Item 26. EXHIBITS
(a) Resolution of the Board of Directors of Lincoln Benefit Life Company authorizing establishment of Registrant (1)
(b) Custodian Agreement (Not Applicable)
(c) (i) Principal Underwriting Agreement
(a) Amended and Restated Principal Underwriting Agreement by and between Lincoln Benefit Life Company and Allstate Distributors, LLC, effective April 1, 2014. (14)
(ii) Form of Selling Agreement (2)
(iii) Schedule of Sales Commissions (1)
(d) Specimen Consultant Flexible Premium Variable Universal Life Policy (1)
(e) Application Form (1)

(f)	(1) Certificate of Incorporation of Lincoln Benefit (18)
(2) By-laws of Lincoln Benefit (19)
(g) Contracts of Reinsurance (3)
(1) Amended and Restated Reinsurance Agreement by and between Lincoln Benefit Life Company and Allstate Life Insurance Company, effective April 1, 2014. (15)
(h) Fund Participation Agreements:

(1)	Fund Participation Agreement between Janus Aspen Series and Lincoln Benefit Life Company (1)

(2)	Participation Agreement among Lincoln Benefit Life Company and Variable Insurance Products Fund and Fidelity Distributors Corporation. (1)

(3)	Participation Agreement among Lincoln Benefit Life Company and Variable Insurance Products Fund II and Fidelity Distributors Corporation (1)

(4)	(i) Participation Agreement among the Alger American Fund, Lincoln Benefit Life Company and Fred Alger and Company, Incorporated (1)
(ii) Service Agreement between Fred Alger Management, Inc. and Lincoln Benefit Life Company (1)

(5)	(i) Participation Agreement between Scudder Variable Life Investment Fund and Lincoln Benefit Life Company (1)
(ii) Reimbursement Agreement by and between Scudder, Stevens & Clark, Inc. and Lincoln Benefit Life Company (1)
(iii) Participating Contract and Policy Agreement between Scudder Investor Services, Inc. and Lincoln Benefit Financial Services (1)

(6)
Form of Participation Agreement among Lincoln Benefit Life Company, Strong Variable Insurance Funds, Inc., Strong Opportunity Fund II, Inc., Strong Capital Management, Inc., and Strong Funds Distributors, Inc. (1)

(7)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and Lincoln Benefit Life Company (1)

(8)	Form of Participation Agreement among MFS Variable Insurance Trust, Lincoln Benefit Life Company, and Massachusetts Financial Services Company (1)

(9)	Fund Participation Agreement between Lincoln Benefit Life Company, Insurance Management Series and Federated Securities Corp. (1)

(10)	Form of Participation Agreement (Service Shares) among Janus Aspen Series and Lincoln Benefit Life Company (4)

(11)	Form of Participation Agreement between Lincoln Benefit Life Company and LSA Variable Series Trust (5)

(12)	Form of Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and Lincoln Benefit Life Company (4)

(13)	Form of Participation Agreement among PIMCO Variable Insurance Trust, Lincoln Benefit Life Company and PIMCO Funds Distributor LLC (6)

(14)	Form of Participation Agreement among Putnam Variable Trust, Putnam Retail Management, Inc., and Lincoln Benefit Life Company (4)

(15)	Form of Participation Agreement among Van Kampen Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management, Inc., and Lincoln Benefit Life Company (4)

(16)	(i) Form of Participation Agreement between Lincoln Benefit Life Company and OCC Accumulation Trust (6)
(ii) Amendment to Participation Agreement among OCC Accumulation Trust, OCC Distributors, and Lincoln Benefit Life Company (7)

(17)	Form of Participation Agreement among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Lincoln Benefit Life Company (4)

(18)	Form of Participation Agreement among Lincoln Benefit Life Company, The Universal Institutional Funds, Inc. and Miller Anderson & Sherrerd, LLP (6)

(19)	Form of Participation Agreement between Salomon Brothers Variable Series Funds Inc., and Salomon Brothers Asset Management Inc. (6)

(20)	Form of Participation Agreement among Wells Fargo Variable Trust, Wells Fargo Funds Distributor, LLC and Lincoln Benefit Life Company (10)

(21)	Form of Participation Agreement Financial Investors Variable Insurance Trust and Lincoln Benefit Life Company (13)
(i) Administrative Contracts
(1) Amended and Restated Administrative Services Agreement by and between Lincoln Benefit Life Company and Allstate Life Insurance Company, effective April 1, 2014. (16)
(2) Third Party Administrator Agreement by and between Alliance-One Services, Inc. and Lincoln Benefit Life Company, effective June 16, 2014. (20)
(j) Other Material Contracts

(1)	Partial Commutation Agreement by and between Allstate Life Insurance Company and Lincoln Benefit Life Company, effective April 1, 2014. (17)
(k) Opinion and Consent of Counsel (filed herewith)
(l) Actuarial Opinion and Consent (9)
(m) Sample Calculations (9)
(n) Other Consents

(1)	Consent of Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP (filed herewith)

(2)	Consent of Independent Registered Public Accounting Firm - Deloitte & Touche LLP (filed herewith)
(o) Omitted financial statements (Not applicable)
(p) Initial Capital Arrangements (Not Applicable)
(q) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(ii) (8)
(r) Table of Surrender Charge Factors and Percentages (8)
(99) (a) Powers of Attorney for Stephen Campbell, Richard Carbone, Clive Cowdery, Ann Frohman, Jon Hack, Robert Stein
and Grace Vandecruze (filed herewith)

(1)	Incorporated by reference from Registration Statement on Form S-6 for Lincoln Benefit Life Variable Life Account, filed March 11, 1998 (File No. 333-47717).

(2)	Incorporated by reference from Post-Effective Amendment to Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed April 1, 1999 (File No. 333-50545).

(3)	Incorporated by reference from Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed April 21, 1998 (File No. 333-50545).

(4)	Incorporated by reference from Post-Effective Amendment to Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed August 8, 2001 (File No. 333-61146).

(5)	Incorporated by reference from Pre-Effective Amendment to Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed September 29, 1999 (File No. 333-82427).

(6)	Incorporated by reference from Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed July 8, 1999 (File No. 333-82427).

(7)	Incorporated by reference from Post-Effective Amendment to Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed January 17, 2001 (File No. 333-82427, 811-7924).

(8)	Incorporated by reference from Pre-Effective Amendment to Form S-6 of Lincoln Benefit Life Variable Life Account, filed July 24, 1998 (File No. 333-47717).

(9)
Incorporated by reference from Post-Effective Amendment to Form N-6 to Registration Statement on Form S-6 of Lincoln Benefit Life Variable Life Account, filed February 21, 2003 (File Number 333-47717).

(10)
Incorporated by reference from Post-Effective Amendment to Form N-6 to Registration Statement on Form S-6 for Lincoln Benefit Life Variable Life Account, filed April 4, 2005 (File No. 333-47717, 811-09154).

(11)
Incorporated by reference from Post-Effective Amendment to Form N-6 to Registration Statement on Form S-6 for Lincoln Benefit Life Variable Life Account, filed April 20, 2006 (File No. 333-47717, 811-09154).

(12)	Incorporated by reference from Post-Effective Amendment to Form N-6 for Lincoln Benefit Life Company Variable Life Account, filed April 20, 2007 (File No. 333-47717, 811-09154).

(13)	Incorporated by reference from Post-Effective Amendment to Form N-6 for Lincoln Benefit Life Company Variable Life Account, filed April 30, 2009 (File No. 333-47717, 811-09154).

(14)
Incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 2 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 4, 2014. (SEC File No. 333-180375).

(15)
Incorporated herein by reference to Exhibit 10.25 to Post-Effective Amendment No. 2 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 4, 2014. (SEC File No. 333-180375).

(16)
Incorporated herein by reference to Exhibit 10.14 to Post-Effective Amendment No. 1 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 1, 2016. (SEC File No. 333-203371).

(17)
Incorporated herein by reference to Exhibit 10.26 to Post-Effective Amendment No. 2 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 4, 2014. (SEC File No. 333-180375).

(18)	Incorporated herein by reference to Exhibit 3(i) to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 13, 2015. (SEC File No. 333-203371).

(19)	Incorporated herein by reference to Exhibit 3.2 to Lincoln Benefit Life Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2006. (SEC File No. 333-111553).

(20)
Incorporated herein by reference to Exhibit 26(i)(2) to Post-Effective Amendment No. 24 on Form N-6 to Registration Statement on Form S-6 of Lincoln Benefit Life Variable Life Account, filed April 15, 2016 (File No. 333-47717, 811-09154).

Item 27. EXECUTIVE OFFICERS AND DIRECTORS OF LINCOLN BENEFIT
Our directors and officers are listed below. The principal business address of each of the officers and directors listed below is 1221 N Street, Suite 200, Lincoln, Nebraska 68508.

Stephen Campbell	Director
Richard Carbone	Director
Clive Cowdery	Director
Ann Frohman	Director
Jon Hack	Director
Robert Stein	Director
Grace Vandecruze	Director
W. Weldon Wilson	Director, Chief Executive Officer
Keith Gubbay	President and Chief Actuarial Officer
Robyn Wyatt	Chief Financial Officer, Executive Vice President and Treasurer
Karl Chappell	Managing Director, Investments & Mergers and Acquisitions
Simon Packer	Chief Transformation Officer
Leigh McKegney	Chief Legal Officer, Secretary and Vice President

Item 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
Lancaster Re Captive Insurance Company, organized under laws of the State of Nebraska

Item 29. INDEMNIFICATION
The Articles of Incorporation of Lincoln Benefit Life Company (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled. Resolution Life, Inc. has obtained directors and officers liability insurance which insures against certain liabilities that the directors and officers of Resolution Life, Inc. and its subsidiaries, may, in such capacities, incur.
The By-Laws of ADLLC (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.
Under the terms of the Amended and Restated Principal Underwriting Agreement, Depositor agrees to indemnify and hold harmless Distributor against all losses arising out of or based upon (a) the failure of Depositor to perform any of its obligations under the agreement, (b) the inaccuracy of any warranty or representation of Depositor made in the agreement, (c)(i) any untrue statement or alleged untrue statement of a material fact or omission contained in any registration statement or prospectus relating to a Distributor-sold Policy or any interest offered under a Distributor-sold Policy or any amendment thereof, based on information provided in writing by Depositor after the date of the agreement, expressly for use by Allstate Life Insurance Company, as Administrator under the Administrative Services Agreement, in the preparation of such registration statement or prospectus, and (ii) any untrue statement or alleged untrue statement of a material fact or omission contained in any registration statement or prospectus or other product materials relating to an MBA-sold Policy or any interest offered under an MBA-sold Policy or any amendment thereof, except to the extent such statement or omission was made in reliance upon information furnished in writing to Depositor by Distributor after the date of the agreement; (d) any negligence or willful misconduct or violation of applicable law by Depositor and/or any of its officers, employees, agents or representatives in performing its obligations under the agreement with respect to the policies that are the subject of the agreement, and/or (e) any successful enforcement of the indemnity in the agreement; provided that, (x) Depositor will have no obligation to indemnify the Distributor to the extent such loss results from (i) any act or omission resulting from the negligence or willful misconduct of Distributor after the date of the agreement, or (ii) any violation by Distributor of its obligations under the agreement; and (y) Depositor will have no obligation under the agreement to indemnify the Distributor for any loss to the extent that such loss was caused by Allstate Life Insurance Company in its performance of services on behalf of Depositor under the Administrative Services Agreement.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. PRINCIPAL UNDERWRITERS
Allstate Distributors, L.L.C, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.
As stated in the SAI, under the underwriting agreement for the Policies, Lincoln Benefit reimburses ADLLC for expenses incurred in distributing the Policies, including liability arising from services Lincoln Benefit provides on the Policies.
ADLLC also serves as distributor for the Lincoln Benefit Life Variable Annuity Account, which is another separate account of Lincoln Benefit. In addition, ADLLC serves as the principal distributor of certain annuity and insurance products issued by the following companies and separate accounts, all of which are affiliates of ADLLC:
Allstate Financial Advisors Separate Account I
Allstate Life Variable Life Separate Account A
Allstate Life of New York Separate Account A
Allstate Life of New York Variable Life Separate Account A
Charter National Variable Annuity Account
Intramerica Variable Annuity Account

The following are the directors and officers of ADLLC. The principal business address of each of the officers and directors listed below is 3075 Sanders Road, Northbrook, IL 60062.

Name	Position with Distributor
ANGELA K. FONTANA	MANAGER AND ASSISTANT SECRETARY
MARY JANE FORTIN	MANAGER AND CHARIMAN OF THE BOARD
MARIO IMBARRATO	MANAGER
MARY K. NELSON	MANAGER AND PRESIDENT
P. JOHN RUGEL	MANAGER
D. SCOTT HARPER	SENIOR VICE PRESIDENT AND ASSISTANT TREASURER
JESSE E. MARTEN	SENIOR VICE PRESIDENT AND ASSISTANT TREASURER
P. KELLY NOLL	SENIOR VICE PRESIDENT AND CHIEF PRIVACY OFFICER
MARIAN GOLL	VICE PRESIDENT AND TREASURER
STEPHANIE D. NEELY	VICE PRESIDENT AND ASSISTANT TREASURER
ALLEN R. REED	VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
DANA GOLDSTEIN	CHIEF COMPLIANCE OFFICER
DANIEL G. GORDON	ASSISTANT SECRETARY
LISETTE S. WILLEMSEN	ASSISTANT SECRETARY

Item 31. LOCATION OF ACCOUNTS AND RECORDS
The Depositor, Lincoln Benefit Life Company, is located at 1221 N Street, Suite 200, Lincoln, Nebraska 68508.
The Principal Underwriter, ADLLC, is located at 3075 Sanders Road, Northbrook, Illinois 60062.
The Administrator of the Separate Account and the Administrative Service Provider, Allstate Life Insurance Company, is located at 3075 Sanders Road, Northbrook, IL 60062.
The Administrative Services Provider for the Policies, Alliance-One Services, Inc., is located at 1275 Sandusky Road, Jacksonville, Illinois 62650.
Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. MANAGEMENT SERVICES
None.

Item 33. REPRESENTATION OF REASONABLENESS OF FEES
Lincoln Benefit Life Company hereby represents that the aggregate fees and charges deducted under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Benefit.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Stamford, and the State of Connecticut, on April 13, 2017.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
(Registrant)

By: LINCOLN BENEFIT LIFE COMPANY

By: /s/ W. Weldon Wilson
- - - - - - - - - - - - - - - - - - - - - - - - -
W. Weldon Wilson
Director and Chief Executive Officer

LINCOLN BENEFIT LIFE COMPANY
(Depositor)

By: /s/ W. Weldon Wilson
- - - - - - - - - - - - - - - - - - - - - - - - -
W. Weldon Wilson
Director and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons and in the capacities indicated on April 13, 2017.

(Signature)	(Title)

*/ Stephen Campbell	Director
Stephen Campbell

*/ Richard Carbone	Director
Richard Carbone

*/ Clive Cowdery	Director
Clive Cowdery

*/ Ann Frohman	Director
Ann Frohman

*/ Jon Hack	Director
Jon Hack

*/ Robert Stein	Director
Robert Stein

*/ Grace Vandecruze	Director
Grace Vandecruze

/s/ W. Weldon Wilson	Director and Chief Executive Officer
W. Weldon Wilson	(principal executive officer)

/s/ Robyn Wyatt	Chief Financial Officer, Treasurer and
Robyn Wyatt	Executive Vice President (principal financial officer and principal accounting officer)
* By Robyn Wyatt, pursuant to Power of Attorney

INDEX TO EXHIBITS
FOR POST-EFFECTIVE AMENDMENT TO
REGISTRATION STATEMENT ON FORM N-6
LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

EXHIBIT NO.	SEQUENTIAL PAGE NO.

26(k)	Opinion and Consent of Counsel

26(n)(1)	Consent of Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP

26(n)(2)	Consent of Independent Registered Public Accounting Firm - Deloitte & Touche LLP

(99)(a)	Powers of Attorney for Stephen Campbell, Richard Carbone, Clive Cowdery, Ann Frohman, Jon Hack, Robert Stein and Grace Vandecruze